    As filed with the Securities and Exchange Commission on January 29, 2002
                Securities Act of 1933 Registration No. 2-80543
            Investment Company Act of 1940 Registration No. 811-3605

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
     Pre-Effective Amendment No. ____ [_]
     Post-Effective Amendment No. 49  [X]
                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 51                          [X]
                        (Check appropriate box or boxes)

                          NORTHERN INSTITUTIONAL FUNDS
               (Exact Name of Registrant as Specified in Charter)
                             50 South LaSalle Street
                             Chicago, Illinois 60675
                    (Address of Principal Executive Offices)
                                  800-637-1380
              (Registrant's Telephone Number, including Area Code)

                     Name and Address of Agent for Service:
W. Bruce McConnel, III                        with a copy to:
Drinker Biddle & Reath LLP                    Linda Hoard, Assistant Secretary
One Logan Square                              PFPC Inc.
18/th/ and Cherry Streets                     101 Federal Street, 6/th/ Floor
Philadelphia, Pennsylvania 19103-6996         Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

     It Is Proposed That This Filing Become Effective (Check Appropriate Box):
     [_] immediately upon filing pursuant to paragraph (b)
     [_] on (    ) pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [X] On April 1, 2002 pursuant to paragraph (a)(1)
     [_] 75 days after filing pursuant to paragraph (a)(2)
     [_] On (date) pursuant to paragraph (a)(2)

     If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Northern Institutional Funds
Fixed Income and Equity Portfolios

 .   U.S. Government Securities Portfolio
 .   Short-Intermediate Bond Portfolio
 .   Intermediate Bond Portfolio
 .   U.S. Treasury Index Portfolio
 .   Core Bond Portfolio
 .   Bond Portfolio
 .   International Bond Portfolio
 .   Balanced Portfolio
 .   Equity Index Portfolio
 .   Diversified Growth Portfolio
 .   Focused Growth Portfolio
 .   Mid Cap Growth Portfolio
 .   Small Company Index Portfolio
 .   Small Company Growth Portfolio
 .   International Equity Index Portfolio
 .   International Growth Portfolio


Prospectus dated April 1, 2002

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


                                                                                                          Page
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 Overview                                                                                                  4

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 Risk/Return Summary                                    Fixed Income Portfolios
 Information about the objectives, principal            .     U.S. Government Securities Portfolio          5
 strategies and risk characteristics of each            .     Short-Intermediate Bond Portfolio             6
 Portfolio                                              .     Intermediate Bond Portfolio                   7
                                                        .     U.S. Treasury Index Portfolio                 9
                                                        .     Core Bond Portfolio                          10
                                                        .     Bond Portfolio                               12
                                                        .     International Bond Portfolio                 14

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                                                        Equity Portfolios
                                                        .     Balanced Portfolio                           16
                                                        .     Equity Index Portfolio                       18
                                                        .     Diversified Growth Portfolio                 19
                                                        .     Focused Growth Portfolio                     20
                                                        .     Mid Cap Growth Portfolio                     21
                                                        .     Small Company Index Portfolio                23
                                                        .     Small Company Growth Portfolio               24
                                                        .     International Equity Index Portfolio         26
                                                        .     International Growth Portfolio               27

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                                                        Principal Investment Risks                         28

                                                        -----------------------------------------------------------
                                                        Portfolio Performance                              32
                                                        .     U.S. Government Securities Portfolio         33
                                                        .     Short-Intermediate Bond Portfolio            34
                                                        .     Intermediate Bond Portfolio                  35
                                                        .     U.S. Treasury Index Portfolio                36
                                                        .     Bond Portfolio                               37
                                                        .     International Bond Portfolio                 38
                                                        .     Balanced Portfolio                           39
                                                        .     Equity Index Portfolio                       40
                                                        .     Diversified Growth Portfolio                 41
                                                        .     Focused Growth Portfolio                     42
                                                        .     Mid Cap Growth Portfolio                     43
                                                        .     Small Company Index Portfolio                44
                                                        .     Small Company Growth Portfolio               45
                                                        .     International Equity Index Portfolio         46
                                                        .     International Growth Portfolio               47
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                                                        Broad Based Securities Market Indices Descriptions 48
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                                                        Portfolio Fees and Expenses                        49

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Management of the Portfolios                          Investment Advisers                                  59
Details that apply to the Portfolios as a group       Advisory Fees                                        60
                                                      Portfolio Management                                 61
                                                      Other Portfolio Services                             62

----------------------------------------------------------------------------------------------------------------
About Your Account                                    Purchasing and Selling Shares                        63
How to open, maintain and close an account            .  Purchasing Shares                                 63
                                                      .  Opening an Account                                63
                                                      .  Selling Shares                                    65

----------------------------------------------------------------------------------------------------------------
                                                      Account Policies and Other Information               66
                                                      .  Purchase and Redemption Minimums                  66
                                                      .  Calculating Share Price                           66
                                                      .  Timing of Purchase Requests                       66
                                                      .  Additional Transaction Fee                        67
                                                      .  Tax Identification Number                         67
                                                      .  In-Kind Purchases and Redemptions                 67
                                                      .  Miscellaneous Purchase Information                67
                                                      .  Timing of Redemption and Exchange
                                                         Requests                                          67
                                                      .  Miscellaneous Redemption Information              67
                                                      .  Exchange Privileges                               68
                                                      .  Telephone Transactions                            68
                                                      .  Making Changes to Your Account
                                                         Information                                       68
                                                      .  Business Day                                      68
                                                      .  Early Closings                                    69
                                                      .  Emergency Events                                  69
                                                      .  Authorized Intermediaries                         69
                                                      .  Servicing Agents                                  69
                                                      .  Shareholder Communications                        70

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                                                      Dividends and Distributions                          71

                                                      ----------------------------------------------------------
                                                      Tax Considerations                                   72

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Risks, Securities, Techniques                         Risks, Securities, Techniques and
And Financial Information                             Financial Information                                74
                                                      .  Additional Information on Investment
                                                         Objectives, Principal Investment
                                                         Strategies and Related Risks                      74
                                                      .  Additional Description of Securities and
                                                         Common Investment Techniques                      79
                                                      .  Disclaimers                                       89

                                                      ----------------------------------------------------------
                                                      Financial Information                                90
                                                      Financial Highlights                                 91

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For More Information                                  Annual/Semiannual Report                            113
                                                      Statement of Additional Information                 113
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OVERVIEW
--------

Northern Institutional Funds (the "Trust") offers a selection of investment portfolios to institutional investors, each with a distinct investment objective and risk/reward profile.

The descriptions on the following pages may help you choose the portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.


This Prospectus describes seven fixed income, one balanced and eight equity portfolios (the "Portfolios") currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers money market portfolios which are described in separate prospectuses.

In addition to the instruments described on the pages below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities, Techniques and Financial Information" beginning on page 74 and the Statement of Additional Information ("Additional Statement"). As used in this Prospectus the term "equity securities" includes common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interest in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

Fixed Income Portfolios

U.S. Government Securities Portfolio

Investment Objective

The Portfolio seeks to maximize total return with minimal reasonable risk.

Principal Investment Strategies and Risks

Investment Strategies. The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. These may include:

 .    U.S. Treasury bills, notes and bonds;
 .    Obligations of U.S. government agencies and instrumentalities;
 .    Mortgage-related securities issued by U.S. government agencies;
 .    Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government, its agencies or instrumentalities; and
 .    Structured debt securities that are issued or guaranteed directly by the
     U.S. government, its agencies or instrumentalities.

The Portfolio may also make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable total return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between one and five years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities. Structured debt securities are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
interest rate/maturity, prepayment (or call), debt extension, structured debt securities, counterparty failure, guarantor (or credit enhancement), U.S. government securities and portfolio turnover risks. See page 29 for these risks and other principal risks common to all Portfolios.

Short-Intermediate Bond Portfolio

Investment Objective

The Portfolio seeks to maximize total return consistent with reasonable risk.

Principal Investment Strategies and Risks

Investment Strategies. The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of bonds and other fixed income securities. These may include:

 .    Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;
 .    Obligations of state, local and foreign governments;
 .    Obligations of domestic and foreign banks and corporations;
 .    Zero coupon bonds, debentures, preferred stock and convertible securities;
 .    Mortgage and other asset-backed securities; and
 .    Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality), it may invest to a moderate extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between two and five years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured debt securities, counterparty failure, guarantor (or credit enhancement), high-yield, currency, country and foreign regulatory risks. See page 29 for these risks and other principal risks common to all Portfolios.

Intermediate Bond Portfolio

Investment Objective

The Portfolio seeks to maximize total return consistent with reasonable risk.

Principal Investment Strategies and Risks

Investment Strategies. The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of bonds and other fixed income securities. These may include:

     . Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;
     .    Obligations of state, local and foreign governments;
     .    Obligations of domestic and foreign banks and corporations;
     .    Zero coupon bonds, debentures, preferred stock and convertible securities;
     .    Mortgage and other asset-backed securities; and
     . Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality), it may invest to a moderate extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds"). In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between three and ten years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured debt securities, counterparty failure, guarantor (or credit enhancement), high-yield, currency, country, foreign regulatory and portfolio turnover risks. See page 29 for these risks and other principal risks common to all Portfolios.

U.S. Treasury Index Portfolio

Investment Objective

The Portfolio seeks to provide investment results approximating the performance of the Lehman Brothers Treasury Bond Index (the "Lehman Index").

The Lehman Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is considered representative of U.S. Treasury bond performance overall. As of November 30, 2001, the duration of Lehman Index was ____ years.

Lehman Brothers ("Lehman") does not endorse any of the securities in the Lehman Index. It is not a sponsor of the U.S. Treasury Index Portfolio and is not affiliated with the Portfolio in any way.

Principal Investment Strategies and Risks

Investment Strategies. Under normal circumstances, the Portfolio will invest
---------------------
substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. The Portfolio will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Lehman Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Lehman Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Lehman Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the Lehman Index within a 0.95 correlation coefficient.

In seeking to achieve its investment objective, the Portfolio may make investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
interest rate/maturity, prepayment (or call), debt extension, U.S. government securities, portfolio turnover and tracking risks. See page 29 for these risks and other principal risks common to all Portfolios.

Core Bond Portfolio

Investment Objective

The Portfolio seeks to maximize total return consistent with reasonable risk.

Principal Investment Strategies and Risks

Investment Strategies. The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of bonds and other fixed income securities. These may include:

 .    Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;
 .    Obligations of state, local and foreign governments;
 .    Obligations of domestic and foreign banks and corporations;
 .    Zero coupon bonds, debentures, preferred stock and convertible securities;
 .    Mortgage and other asset-backed securities; and
 .    Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

The Portfolio invests primarily in the investment grade debt obligations of domestic issuers. Investment grade debt obligations are obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or determined by the Investment Adviser to be of comparable quality. The Portfolio may also invest to a lesser extent in U.S.
dollar-denominated investment grade obligations of foreign issuers.

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general and economic conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable total return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.


The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between five and fifteen years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The Core Bond Portfolio's investment objective and strategies are in all material respects similar to those of the Bond Portfolio prior to April 1, 2001. Before that date, the Bond Portfolio did not implement additional strategies which permit the Bond Portfolio to make limited investments in non-investment grade securities and non-dollar denominated foreign securities. The Core Bond Portfolio may not employ these additional strategies. Information about the Bond Portfolio is contained in this Prospectus, including information regarding investment objective and strategies on page __, investment risks on page __, fees and expenses on pages __ through __ and performance on page __.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured debt securities, counterparty failure, guarantor (or credit enhancement), country and foreign regulatory risks. See page 29 for these risks and other principal risks common to all Portfolios.

Bond Portfolio

Investment Objective

The Portfolio seeks to maximize total return consistent with reasonable risk.

Principal Investment Strategies and Risks

Investment Strategies. The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of bonds and other fixed income securities. These may include:

 .    Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;
 .    Obligations of state, local and foreign governments;
 .    Obligations of domestic and foreign banks and corporations;
 .    Zero coupon bonds, debentures, preferred stock and convertible securities;
 .    Mortgage and other asset-backed securities; and
 .    Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

Although the Portfolio invests primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality), it may invest to a moderate extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between five and fifteen years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured debt securities, counterparty failure, guarantor (or credit enhancement), high-yield, currency, country, foreign regulatory and portfolio turnover risks. See page 29 for these risks and other principal risks common to all Portfolios.

International Bond Portfolio

Investment Objective

The Portfolio seeks to maximize total return consistent with reasonable risk.

Principal Investment Strategies and Risks

Investment Strategies. The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of bonds and other fixed income securities. The Portfolio intends to invest in the securities of issuers located in a number of countries throughout the world. The securities in which the Portfolio may invest include:

 .    Obligations of foreign or domestic governments, their agencies and instrumentalities;
 .    Obligations of supranational organizations (such as the World Bank);
 .    Obligations of foreign or domestic corporations and banks;
 .    Zero coupon bonds, debentures, preferred stock and convertible securities of foreign or domestic issuers; and
 .    Mortgage and other asset-backed securities.

Although the Portfolio primarily invests in mature markets (such as Germany, Japan and the U.S.), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). Investments are made based on the portfolio management team's outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or region.

Although the Portfolio primarily invests in investment grade fixed income securities (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality), it may invest to a moderate extent in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as foreign governmental, supranational and foreign corporate obligations) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between three and eleven years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

The Portfolio is "non-diversified" under the Investment Company Act of 1940 (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured debt securities, counterparty failure, guarantor (or credit enhancement), non-diversification, high-yield, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page 29 for these risks and other principal risks common to all Portfolios.

Equity Portfolios

Balanced Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and current income.

Principal Investment Strategies and Risks

Investment Strategies. In seeking long-term capital appreciation and current
---------------------
income, the Portfolio will, under normal circumstances, invest up to 75% of its net assets in equity securities and at least 25% in fixed income securities. Within these limitations, the actual mix of assets will vary depending on the investment management team's analysis of market and economic conditions, including expected earnings, growth in earnings, long-term interest rates and risk premiums. When, for example, this analysis indicates that the equity market is overvalued relative to the fixed income market, the investment management team would allocate a greater percentage of the Portfolio's assets to fixed income securities.

When investing in equity securities, the Portfolio generally invests in the equity securities of a broad mix of companies. Such companies generally will have market capitalizations in excess of $1 billion. Although the Portfolio primarily invests in the common stocks of U.S. companies, it may invest to a limited extent in the stocks of foreign issuers. Using fundamental research and quantitative analysis, the investment management team buys equity securities it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired equity securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

 .    Sales and earnings growth;
 .    Return on equity;
 .    Debt to equity ratio; and
 .    Market share and competitive leadership of the company's products.

In buying and selling securities for the fixed income portion of the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio invests in a broad range of fixed income securities, including:

 .    Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;
 .    Obligations of state, local and foreign governments;
 .    Obligations of domestic and foreign banks and corporations;
 .    Zero coupon bonds, debentures, preferred stock and convertible securities;
 .    Mortgage and other asset-backed securities; and
 .    Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

Although the Portfolio primarily invests in domestic fixed income obligations that are investment grade (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality), it may invest to a moderate extent in fixed income obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

The dollar-weighted average maturity of the fixed income portion of the Portfolio will, under normal circumstances, range between two and ten years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities. Structured debt securities, which may be speculative in nature, are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial instruments. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

Risks. These principal investment risks apply to the Portfolio: derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured debt securities, counterparty failure, guarantor (or credit enhancement), stock, high-yield, currency, country and foreign regulatory risks. See page 29 for these risks and other principal risks common to all Portfolios.

Equity Index Portfolio

Investment Objective

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index").

The S&P 500(R) Index is an unmanaged index which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole. The companies chosen for inclusion in the S&P 500 Index(R) tend to be industry leaders within the U.S. economy as determined by Standard and Poor's Rating Services ("S&P") . However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of November 30, 2001, the approximate market capitalization range of companies included in the S&P 500(R) Index was between $___ million and $___ billion. As of November 30, 2001, ____% of the companies that comprised the S&P 500(R) Index were considered technology companies.

S&P does not endorse any stock in the S&P 500(R) Index. It is not a sponsor of the Equity Index Portfolio and is not affiliated with the Portfolio in any way.

Principal Investment Strategies and Risks

Investment Strategies. Under normal circumstances, the Portfolio will invest
---------------------
substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the S&P 500(R) Index, in weightings that approximate the relative composition of the securities contained in the S&P 500(R) Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500(R) Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P 500(R) Index. Because the Portfolio will have fees and transaction expenses (while the S&P 500(R) Index has none), returns are likely to be below those of the S&P 500(R) Index.

Under normal circumstances, it is expected that the quarterly performance of the Portfolio, before expenses, will track the performance of the S&P 500(R) Index within a 0.95 correlation coefficient.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
tracking, stock and technology stock risks. See page __ for these risks and other principal risks common to all Portfolios.

Diversified Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation with income a secondary consideration.

Principal Investment Strategies and Risks

Investment Strategies. In seeking long-term capital appreciation, the Portfolio
---------------------
will, under normal circumstances, invest at least 65% of its net assets in a broad mix of equity securities. The companies in which the Portfolio invests generally will have market capitalizations in excess of $1 billion. Although the Portfolio primarily invests in the securities of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies believed to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

 .    Sales and earnings growth;
 .    Return on equity;
 .    Debt to equity ratio; and
 .    Market share and competitive leadership of the company's products.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
stock, currency, country and foreign regulatory risks. See page __ for these risks and other principal risks common to all Portfolios.

Focused Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies and Risks

Investment Strategies. In seeking long-term capital appreciation, the Portfolio
---------------------
will, under normal circumstances, invest at least 65% of its net assets in equity securities. Companies in which the Portfolio invests are selected by the investment management team for their growth potential and generally will have market capitalizations in excess of $1 billion. Although the Portfolio primarily invests in the securities of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Using fundamental research and quantitative analysis, the investment management team buys securities of a somewhat limited number of companies (generally less than 100) believed to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

 .    Sales and earnings growth;
 .    Return on equity;
 .    Debt to equity ratio; and
 .    Market share and competitive leadership of the company's products.

The Portfolio may, from time to time, emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
stock, currency, country, foreign regulatory, portfolio turnover and technology stock risks. See page __ for these risks and other principal risks common to all Portfolios.

Mid Cap Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies and Risks


Investment Strategies. In seeking long-term capital appreciation, the Portfolio
---------------------
will invest, under normal circumstances, at least 80% of its net assets in the equity securities of companies with market capitalizations, at the time of purchase, that are within the range of the Standard & Poor's Mid Cap 400(R) Stock Index ("S&P Mid Cap 400(R) Index"). The approximate range of such index, as of November 30, 2001, was between $____ million and $____ billion. The Portfolio is not limited to the stocks included in the S&P Mid Cap 400(R) Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of mid-sized companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In doing so, the investment management team considers factors such as a company's:

 .  Financial condition (such as debt to equity ratio);

 .  Market share and competitive leadership of the company's products;

 .  Earnings growth relative to relevant competitors; and

 . Market valuation in comparison to securities of other mid cap companies and the stock's own historical norms.

The Portfolio may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Portfolio may make significant investments in initial public offerings ("IPOs"). An IPO is a company's first offering of stock to the public.


Although the Portfolio primarily invests in the stocks of U.S. companies, it may make limited investments in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


S&P does not endorse any stock in the S&P Mid Cap 400(R) Index. It is not a sponsor of the Mid Cap Growth Portfolio and is not affiliated with the Portfolio in any way.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
stock, mid cap stock, IPO, currency, country, foreign regulatory, portfolio turnover and technology stock risks. See page __ for these risks and other principal risks common to all Portfolios.

Small Company Index Portfolio

Investment Objective


The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000(R) Index.

The Russell 2000(R) Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000(R) Index. The Russell 3000(R) Index includes stocks of the 3,000 largest companies based in the United States. The Russell 2000(R) Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000(R) Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell & Company ("Russell") for inclusion in the Russell 2000(R) Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of November 30, 2001, the approximate market capitalization range of the companies included in the Russell 2000(R) Index was between $__ million and $___ billion.

Russell does not endorse any stock in the Russell 2000 Index. It is not a sponsor of the Small Company Index Portfolio and is not affiliated with the Portfolio in any way.

Principal Investment Strategies and Risks


Investment Strategies. Under normal circumstances, the Portfolio will invest
---------------------
substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000(R) Index, in weightings that approximate the relative composition of securities contained in the Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000(R) Index by using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Russell 2000(R) Index. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Russell 2000(R) Index.

Under normal circumstances, it is expected that the quarterly performance of the Portfolio, before expenses, will track the performance of the Russell 2000(R) Index within a 0.95 correlation coefficient.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
tracking, stock, and small cap stock risks. See page 29 for these risks and other principal risks common to all Portfolios.

Small Company Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies and Risks


Investment Strategies. In seeking long-term capital appreciation, the Portfolio
---------------------
will invest, under normal circumstances, at least 80% of its net assets in the equity securities of companies with market capitalizations that are, at the time of purchase, within the range of the Russell 2000(R) Index. The approximate range of such index, as of November 30, 2001, was between $____ million and $____ billion. The Portfolio is not limited to the stocks in the Russell 2000(R) Index, and may invest in other stocks that meet the Investment Adviser's criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of small companies that it believes have favorable characteristics such as above average sales and earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In doing so, the investment management team considers factors such as a company's:

 .  Financial condition (such as debt to equity ratio);

 .  Market share and competitive leadership of the company's products;

 .  Earnings growth relative to relevant competitors; and

 . Market valuation in comparison to securities of other small cap companies and the stock's own historical norms.



The Portfolio may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Portfolio may make significant investments in IPOs. An IPO is a company's first offering of stock to the public.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Russell does not endorse any stock in the Index. It is not a sponsor of Small Company Growth Portfolio and is not affiliated with the Portfolio in any way.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
stock, small cap stock, IPO, currency, country, foreign regulatory, portfolio turnover and technology stock risks. See page 29 for these risks and other principal risks common to all Portfolios.

International Equity Index Portfolio

Investment Objective

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE(R) Index").

The EAFE(R) Index is a broad-based market capitalization weighted index that includes 1023 securities in twenty-one foreign countries. It is widely considered representative of foreign stock market performance overall.

Morgan Stanley Capital International ("MSCI") does not endorse any of the securities in the EAFE(R) Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

Principal Investment Strategies and Risks


Investment Strategies. Under normal circumstances, the Portfolio will invest
---------------------
substantially all (and at least 80%) of its net assets in the equity securities included in the EAFE(R) Index, in weightings that approximate the relative composition of the securities contained in the Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the EAFE(R) Index by using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the EAFE(R) Index. Because the Portfolio will have fees and transaction expenses (while the EAFE(R) Index has none), returns are likely to be below those of the EAFE(R) Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the EAFE(R) Index, more than 25% of the Portfolio's assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Portfolio's performance more dependent upon the performance of a single country than if the Portfolio allocated its assets among issuers in a larger number of countries.


Under normal circumstances, it is expected that the quarterly performance of the Portfolio, before expenses, will track the performance of the EAFE(R) Index within a 0.95 correlation coefficient.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
tracking, stock, currency, country and foreign regulatory risks. See page__for these risks and other principal risks common to all Portfolios.

International Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies and Risks


Investment Strategies. In seeking long-term capital appreciation, the Portfolio
---------------------
will, under normal circumstances, invest at least 65% of its net assets in equity securities. The Portfolio intends to invest in the securities of companies located in a number of countries throughout the world. These companies will generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies believed to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

 .        Sales and earnings growth;
 .        Return on equity;
 .        Debt to equity ratio; and
 .        Market share and competitive leadership of the company's products.


Although the Portfolio primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). The Portfolio may, from time to time, emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives,
-----
stock, currency, country, foreign regulatory, emerging markets, portfolio turnover and technology stock risks. See page 29 for these risks and other principal risks common to all Portfolios.

Principal Investment Risks
--------------------------

All investments carry some degree of risk, which will affect the value of a Portfolio, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio.


An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

The following summarizes the principal risks that apply to the Portfolios and may result in a loss of your investment.

Risks That Apply To All Portfolios

 .    Market risk is the risk that the value of the securities in which a
     Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .    Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

 .    Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

 .    Derivatives risk is the risk that loss may result from a Portfolio's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

Risks That Apply Primarily To The Fixed Income And Balanced Portfolios

 .    Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by a Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

 .    Credit (or default) risk is the risk that an issuer of fixed income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. Investment grade bonds are generally believed to have relatively low degrees of credit risk.

 .    Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio's income, total return and share price.

 .    Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

 .    Structured debt securities risk is the risk that loss may result from a
     Portfolio's investments in structured debt securities, which are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific interest rates, indices or other financial indicators. For these reasons structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. As a result, investments in structured securities may adversely affect the Portfolio's net asset value. In some cases it is possible that a Portfolio may suffer a total loss on its investment in a structured debt security.



 .    Counterparty failure risk is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

 .    Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Portfolio's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

Risk that applies primarily to the U.S. Government Securities and U.S. Treasury Index Portfolios

 .    U.S. Government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk that applies to the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios

 .    Tracking risk is the risk that a Portfolio's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

Risk that applies primarily to the Equity and Balanced Portfolios


 .    Stock risk is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Portfolio holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Portfolios may increase or decrease. Recently, stock markets have experienced substantial price volatility.

Risk that applies primarily to the Small Company Index and Small Company Growth Portfolios


 .    Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to a greater degree of change in their earnings and prospects.

Risk that applies primarily to the Mid Cap Growth Portfolio

 .    Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Risk that applies primarily to the  International Bond Portfolio

 .    Non-diversification risk is the risk that a non-diversified portfolio may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.

Other Risks

 .    High-yield risk may impact the value of non-investment grade securities held by a Portfolio. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Portfolio may not achieve the expected return from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

 .    IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As a Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the Portfolio's performance probably will decline, which could reduce the Portfolio's performance.

 .    Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

 .    Country risk is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Portfolio's total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

 .    Foreign regulatory risk is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

 .    Emerging markets risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

 .    Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Portfolio expenses which may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders. [TO BE UPDATED:
     For the last fiscal year, the annual portfolio turnover rates of the U.S. Government Securities, U.S. Treasury Index, Bond, International Bond, Focused Growth, Mid Cap Growth, Small Company Growth and International Growth Portfolios exceeded 100%].

 .    Technology stock risk is the risk that stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

More information about the Portfolio's investment strategies and techniques is provided in "Risks, Securities, Techniques and Financial Information" beginning on page 74.

Portfolio Performance

Each Portfolio is authorized to offer three classes of shares - Class A, Class C and Class D. The bar charts and tables below provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio's Class A Shares from year to year, and (b) how the average annual returns of a Portfolio's outstanding classes of shares compare to those of a broad-based securities market index. For a description of each broad-based securities market index please see page __.

The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced. Because the operating expenses of each Portfolio's Class A Shares are lower than the expenses of its Class C and Class D Shares, the performance of the Class A Shares is higher than the performance of these other share classes.

The bar chart and performance table have been omitted with respect to the Core Bond Portfolio, because this Portfolio has been in operation for less than one calendar year.

U.S. Government Securities Portfolio
------------------------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                              1994:       (0.74)%
                              1995:        11.88%
                              1996:         4.11%
                              1997:         6.80%
                              1998:         6.92%
                              1999:         2.09%
                              2000:         8.40%
                              2001:         8.42%


Best and Worst
Quarterly
Performance (for the periods ended December 31, 2001):

Best Quarter Return:        Q3 2001         4.09%
Worst Quarter Return:       Q1 1994       (1.13)%


                           Average Annual Total Return
                           ---------------------------
                    (for the periods ended December 31, 2001)


                                                                                             Since
                                                             1 Year          5 Year        Inception
----------------------------------------------------------------------------------------------------
Class A (Inception 4/5/93)
         Return Before Taxes                                  8.42%           6.50%            5.81%
         Return After Taxes on Distributions                  5.90%           4.01%            3.53%
         Return After Taxes on Distributions
             And Sale of Portfolio Shares                     5.32%           3.97%            3.51%
Merrill Lynch 1-5 Government Index**                          8.53%           6.86%            6.20%
----------------------------------------------------------------------------------------------------
Class C (Inception 12/29/95)*
         Return Before Taxes
                                                              -----           -----            -----
Merrill Lynch 1-5 Government Index**                          8.53%           6.86%            6.46%
----------------------------------------------------------------------------------------------------
Class D (Inception 9/15/94)
         Return Before Taxes                                  7.99%           6.08%            6.11%
Merrill Lynch 1-5 Government Index**                          8.53%           6.86%            7.06%
----------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

* For Class C shares, performance from February 10, 1999 to the date of this Prospectus is that of Class A, as no Class C shares were outstanding during such period. Because the fees and expenses of Class C shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

** The Index figures do not reflect any deduction for fees, expenses or taxes.

Short-Intermediate Bond Portfolio
---------------------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                                1994:      0.91%
                                1995:     12.06%
                                1996:      4.55%
                                1997:      6.76%
                                1998:      7.69%
                                1999:      1.41%
                                2000:      8.48%
                                2001       6.92%

Best and Worst
Quarterly


Performance (for the periods ended December 31, 2001):

Best Quarter Return:       Q2 1995        3.96%
Worst Quarter Return:      Q4 2001       (0.70)%


                           Average Annual Total Return
                           ---------------------------
                  (for the periods ended December 31, 2001)

                                                                                Since
                                                           1 Year     5 Year    Inception
-----------------------------------------------------------------------------------------
Class A (Inception 1/11/93)
        Return Before Taxes                                   6.92%      6.22%      6.09%
        Return After Taxes on Distributions                   4.47%      2.94%      3.32%
        Return After Taxes on Distributions
         and Sale of Portfolio Shares                         4.18%      3.31%      3.48%
Merrill Lynch 1-5 Corporate/Government Bond Index*            8.98%      6.95%      6.49%
-----------------------------------------------------------------------------------------
Class D (Inception 9/14/94)
        Return Before Taxes                                   6.50%      5.81%      6.12%
Merrill Lynch 1-5 Corporate/Government Bond Index*            8.98%      6.95%      7.00%
-----------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any deduction for fees, expenses or taxes.

Intermediate Bond Portfolio
---------------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                               1998:         7.13%
                               1999:       (0.37)%
                               2000:         9.04%
                               2001:         8.00%

Best and Worst
Quarterly


Performance (for the periods ended December 31, 2001):

Best Quarter Return:      Q3 2001            4.20%
Worst Quarter Return:     Q2 1999           (0.64)%


                           Average Annual Total Return
                           ---------------------------
                    (for the periods ended December 31, 2001)

                                                                                 Since
                                                       1 Year       5 Year     Inception
-----------------------------------------------------------------------------------------
Class A (Inception 8/1/97)
        Return Before Taxes                            8.00%        N/A           5.77%
-----------------------------------------------------------------------------------------
        Return After Taxes on Distributions            5.74%        N/A           3.30%
        Return After Taxes on Distributions
         and Sale of Portfolio Shares                  4.83%        N/A           3.36%
Lehman Brothers Intermediate
Government/Corporate Bond Index*                       8.96%        N/A           6.90%
-----------------------------------------------------------------------------------------
Class D (Inception 10/2/98)

        Return Before Taxes                            7.66%        N/A           4.59%
Lehman Brothers Intermediate
Government/Corporate Bond Index*                       8.96%        N/A           5.98%
-----------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

* The Index figures do not reflect any deduction for fees, expenses or taxes.

U.S. Treasury Index Portfolio

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                                1994:       (3.41)%
                                1995:        17.81%
                                1996:         2.58%
                                1997:         9.63%
                                1998:         9.90%
                                1999:       (2.93)%
                                2000:        13.17%
                                2001:         6.41%

Best and Worst
Quarterly

Performance (for the periods ended December 31, 2001):


Best Quarter Return:         Q2 1995                  6.22%
Worst Quarter Return:        Q1 1994                (2.94%)

                           Average Annual Total Return
                           ---------------------------
                    (for the periods ended December 31, 2001)

                                                                                           Since
                                                             1 Year        5 Year       Inception
--------------------------------------------------------------------------------------------------
Class A (Inception 1/11/93)
         Return Before Taxes                                  6.41%         7.09%         6.86%
         Return After Taxes on Distributions                  5.76%         6.96%         6.71%
         Return After Taxes on Distributions
           and Sale of Portfolio Shares                       6.33%         6.83%         6.62%
Lehman Brothers Treasury Bond Index*                          6.75%         7.32%         7.08%
-----------------------------------------------------------------------------------------------
Class C (Inception 10/06/98)
         Return Before Taxes                                  6.14%         N/A           4.24%
Lehman Brothers Treasury Bond Index*                          6.75%         7.32%         5.21%
-----------------------------------------------------------------------------------------------
Class D (Inceptions 11/16/94)
         Return Before Taxes                                  5.99%         6.69%         7.51%
Lehman Brothers Treasury Bond Index*                          6.75%         7.32%         8.14%
-------------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any deduction for fees, expenses or taxes.

Bond Portfolio
--------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                              1994:       (3.88)%
                              1995:        22.72%
                              1996:         3.41%
                              1997:         9.98%
                              1998:         9.30%
                              1999:       (2.39)%
                              2000:        11.35%
                              2001:         6.17%

Best and Worst
Quarterly

Performance (for the periods ended December 31, 2001):

Best Quarter Return:                Q2 1995                  7.66%
Worst Quarter Return:               Q2 1994                 (2.27)%


                           Average Annual Total Return
                           ---------------------------
                    (for the periods ended December 31, 2001)


                                                                                                      Since
                                                                   1 Year           5 Year          Inception
-------------------------------------------------------------------------------------------------------------
Class A (Inception 01/11/93)
         Return Before Taxes                                       6.17%             6.77%             7.30%
         Return After Taxes on Distributions                       3.60%             3.78%             4.35%
         Return After Taxes on Distributions
           and Sale of Portfolio Shares                            3.73%             3.95%             4.39%
Lehman Brothers Aggregate Bond Index*                              8.44%             7.43%             7.21%
-------------------------------------------------------------------------------------------------------------
Class C (Inception 07/03/95)
         Return Before Taxes                                       5.92%             6.50%             6.71%
Lehman Brothers Aggregate Bond Index*                              8.44%             7.43%             7.25%
-------------------------------------------------------------------------------------------------------------
Class D (Inception 09/14/94)
         Return Before Taxes                                       5.79%             6.30%             7.59%
Lehman Brothers Aggregate Bond Index*                              8.44%             7.43%             7.82%
-------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any deduction for fees, expenses or taxes.

International Bond Portfolio
----------------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                                1995:        20.57%
                                1996:         7.23%
                                1997:        (3.45)%
                                1998:        15.79%
                                1999:        (7.98)%
                                2000:        (1.49)%
                                2001:        (0.40)%


Best and Worst
Quarterly

Performance (for the periods ended December 31, 2001):

Best Quarter Return:           Q1 1995             10.88%
Worst Quarter Return:          Q1 1997             (5.91)%


                           Average Annual Total Return
                           ---------------------------
                    (for the periods ended December 31, 2001)

                                                                                   Since
                                                           1 Year       5 Year   Inception
------------------------------------------------------------------------------------------
Class A (Inception 3/28/94)
         Return Before Taxes                               (0.40)%       0.19%      3.97%
         Return After Taxes on Distributions               (1.59)%      (1.31)%     1.88%
         Return After Taxes on Distributions
           and Sale of Portfolio Shares                    (0.23)%      (0.54)%     2.20%
J.P. Morgan Non-U.S. Government Bond Index**               (3.59)%       0.08%      3.72%
---------------------------------------------------------------------------------------------
Class D (Inception 11/20/95)*
         Return Before Taxes                              ------       ------     ------
J.P. Morgan Non-U.S. Government Bond Index**               (3.59)%       0.08%      1.41%
---------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

* For Class D shares, performance from August 22, 1999 to the date of this Prospectus is that of Class A, as no Class D shares were outstanding during such period. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

** The Index figures do not reflect any deduction for fees, expenses or taxes.

Balanced Portfolio
------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      -----------------------------------

                             1994:       (6.02)%
                             1995:       20.55%
                             1996:       11.26%
                             1997:       20.21%
                             1998:       22.37%
                             1999:       12.76%
                             2000:        0.98%
                             2001:       (4.75)%


Best and Worst
Quarterly


Performance (for the periods ended December 31, 2001):

Best Quarter Return:        Q4 1998             13.43%
Worst Quarter Return:       Q3 2001             (6.54)%


                          Average Annual Total Return
                          ---------------------------
                    (for the periods ended December 31, 2001)


                                                                                     Since
                                                            1 Year      5 Year     Inception
---------------------------------------------------------------------------------------------
Class A (Inception 7/1/93)
        Return Before Taxes                                 (4.75)%      9.79%        9.21%
        Return After Taxes on Distributions                 (5.81)%      7.14%        7.08%
        Return After Taxes on Distributions
         and Sale of Portfolio Shares                       (2.89)%      7.30%        6.92%
Lehman Brothers Intermediate
Government/Corporate Bond Index*                             8.96%       7.10%        6.43%
S&P 500(R)Index*                                           (11.88)%     10.70%       13.74%
---------------------------------------------------------------------------------------------
Class C (Inception 12/29/95)
        Return Before Taxes                                 (5.04)%      9.56%        9.78%
Lehman Brothers Intermediate
Government/Corporate Bond Index*                             8.96%       7.10%        6.58%
S&P 500(R)Index*                                           (11.88)%     10.70%       12.65%
---------------------------------------------------------------------------------------------
Class D (Inception 2/20/96)
        Return Before Taxes                                 (5.08)%      9.38%        9.50%
Lehman Brothers Intermediate
Government/Corporate Bond Index*                             8.96%       7.10%        6.83%
S&P 500(R)Index*                                           (11.88)%     10.70%       12.20%
---------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

* The Index figures do not reflect any deduction for fees, expenses or taxes.

Equity Index Portfolio
----------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                              1994:         1.12%
                              1995:        37.23%
                              1996:        22.65%
                              1997:        32.72%
                              1998:        28.28%
                              1999:        20.61%
                              2000:        (9.18)%
                              2001:       (12.05)%

Best and Worst
Quarterly

Performance (for the periods ended December 31, 2001):

Best Quarter Return:      Q4 1998          21.22%
Worst Quarter Return:     Q3 2001          14.72)%


                           Average Annual Total Return
                           ---------------------------
                    (for the periods ended December 31, 2001)

                                                                                             Since
                                                            1 Year          5 Year         Inception
----------------------------------------------------------------------------------------------------
Class A (Inception 1/11/93)
         Return Before Taxes                               (12.05)%         10.41%            13.49%
         Return After Taxes on Distributions               (12.97)%          7.91%            11.22%
         Return After Taxes on Distributions
            and Sale of Portfolio Shares                    (6.78)%          8.39%            10.93%
S&P 500(R) Index*                                          (11.88)%         10.70%            13.54%
-----------------------------------------------------------------------------------------------------
Class C (Inception 9/28/95)
         Return Before Taxes                               (12.34)%         10.14%            12.55%
S&P 500(R) Index*                                          (11.88)%         10.70%            13.17%
-----------------------------------------------------------------------------------------------------
Class D (Inception 9/14/94)
         Return Before Taxes                               (12.37)%         10.02%            13.17%
S&P 500(R) Index*                                          (11.88)%         10.70%            14.74%
-----------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

* The Index figures do not reflect any deduction for fees, expenses or taxes.

Diversified Growth Portfolio
----------------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                               1994:        (9.33)%
                               1995:        24.48%
                               1996:        17.50%
                               1997:        31.30%
                               1998:        34.96%
                               1999:        22.82%
                               2000:        (6.05)%
                               2001:       (16.42)%


Best and Worst
Quarterly
Performance (for the periods ended December 31, 2001):


Best Quarter Return:                Q4 1998                 24.46%
Worst Quarter Return:               Q3 2001                (15.48)%



                          Average Annual Total Return
                          ---------------------------
                    (for the periods ended December 31, 2001)

                                                                                          Since
                                                      1 Year            5 Year          Inception
-------------------------------------------------------------------------------------------------
Class A (Inception 1/11/93)
         Return Before Taxes                         (16.42)%           11.32%            10.83%
         Return After Taxes on Distributions         (16.55)%            6.83%             7.66%
         Return After Taxes on Distributions
            and Sale of Portfolio Shares             (10.00)%            9.16%             8.68%
S&P 500(R) Index*                                    (11.88)%           10.70%            13.54%
-------------------------------------------------------------------------------------------------
Class D (Inception 9/14/94)
         Return Before Taxes                         (16.82)%           10.87%            12.25%
S&P 500(R) Index*                                    (11.88)%           10.70%            14.24%

-------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

* The Index figures do not reflect any deduction for fees, expenses or taxes.

Focused Growth Portfolio
------------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                              1994:         (6.65)%
                              1995:         23.74%
                              1996:         14.22%
                              1997:         33.66%
                              1998:         36.50%
                              1999:         34.78%
                              2000:         (3.46)%
                              2001:        (24.72)%

Best and Worst
Quarterly

Performance (for the periods ended December 31, 2001):

Best Quarter Return:          Q4 1998          27.60%
Worst Quarter Return:         Q1 2001         (19.00)%


                          Average Annual Total Return
                          ---------------------------
                    (for the periods ended December 31, 2001)


                                                                                      Since
                                                           1 Year       5 Year      Inception
---------------------------------------------------------------------------------------------
Class A (Inception 7/1/93)
        Return Before Taxes                                (24.72)%      12.31%       11.58%
        Return After Taxes on Distributions                (24.72)%       9.52%        9.37%
        Return After Taxes on Distributions
          and Sale of Portfolio Shares                     (15.06)%       9.71%        9.22%
S&P 500(R)Index*                                           (11.88)%      10.70%       13.74%
---------------------------------------------------------------------------------------------
Class C (Inception 6/14/96)
        Return Before Taxes                                (24.90)%      12.05%       11.41%

S&P 500(R)Index*                                           (11.88)%      10.70%       13.74%
---------------------------------------------------------------------------------------------
Class D (Inception 12/8/94)
        Return Before Taxes                                (25.00)%      11.88%       14.40%
S&P 500(R) Index*                                          (11.88)%      10.70%       15.95%
---------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax-returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

* The Index figures do not reflect any deduction for fees, expenses or taxes.

Mid Cap Growth Portfolio
------------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                              2000:       12.90%
                              2001:      (17.36)%

Best and Worst
Quarterly

Performance (for the periods ended December 31, 2001):

Best Quarter Return:       Q1 2000             23.90%
Worst Quarter Return:      Q3 2001            (19.24)%


                          Average Annual Total Return
                          ---------------------------
                    (for the periods ended December 31, 2001)


                                                                                 Since
                                                         1 Year     5 Year     Inception
----------------------------------------------------------------------------------------
Class A (Inception 12/31/99)
         Return Before Taxes                            (17.36)%     N/A        (3.41)%
         Return After Taxes on Distributions            (17.36)%     N/A        (3.41)%
         Return After Taxes on Distributions
            and Sale of Portfolio Shares                (10.57)%     N/A        (2.72)%
S&P MidCap 400(R)Index*                                  (0.61)%     N/A         8.07%
----------------------------------------------------------------------------------------
Class C (Inception 4-4-01)                                 N/A       N/A         8.38%
        S&P Mid Cap 400 Index                              N/A       N/A        11.38%

Class D (Inception 1-29-01)                                N/A       N/A      -(15.91)%
        S&P Mid Cap 400 Index                              N/A       N/A       -(2.78)%

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax-returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Index figures do not reflect any deduction for fees, expenses or taxes.

Small Company Index Portfolio
-----------------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)*
                      -------------------------------------

                               1994:        (2.25)%
                               1995:        27.62%
                               1996:        15.88%
                               1997:        22.13%
                               1998:        (2.80)%
                               1999:        20.18%
                               2000:        (3.24)%
                               2001:         2.19%


Best and Worst
Quarterly

Performance (for the periods ended December 31, 2001):

Best Quarter Return:                Q4 2001                 20.85%
Worst Quarter Return:               Q3 2001                (20.74)%


* The returns in the bar chart do not reflect the special transaction fee which is charged on the purchase of shares and is explained on pages __ and __. If the bar chart did reflect such fee, returns would be less than those shown.

                           Average Annual Total Return
                           ---------------------------
                    (for the periods ended December 31, 2001)

                                                                                                        Since
                                                                    1 Year           5 Year           Inception
---------------------------------------------------------------------------------------------------------------
Class A (Inception 1/11/93)
         Return Before Taxes                                        2.19%             7.12%             10.28%
         Return After Taxes on Distributions                        1.77%             4.24%              7.43%
         Return After Taxes on Distributions
            and Sale of Portfolio Shares                            1.33%             4.79%              7.41%
Russell 2000(R) Index*                                              2.48%             7.52%             10.77%
---------------------------------------------------------------------------------------------------------------
Class D (Inception 12/8/94)
         Return Before Taxes                                        1.67%             6.54%             11.44%
Russell 2000(R) Index*                                              2.48%             7.52%             11.83%
---------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any deduction for fees, expenses or taxes.

Small Company Growth Portfolio
------------------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)
                      ------------------------------------

                               2000:      (11.76)%
                               2001:      (21.52)%

Best and Worst
Quarterly

Performance (for the periods ended December 31, 2000):

Best Quarter Return:                Q4 2001                 14.72%
Worst Quarter Return:               Q1 2001                (23.69)%

                           Average Annual Total Return
                           ---------------------------
                    (for the periods ended December 31, 2001)

                                                                                                       Since
                                                                   1 Year           5 Year           Inception
---------------------------------------------------------------------------------------------------------------
Class A (Inception 12/1/99)

         Return Before Taxes                                      (21.52)%            N/A             (10.43)%
         Return After Taxes on Distributions                      (21.52)%            N/A             (10.43)%
         Return After Taxes on Distributions
            and Sale of Portfolio Shares                          (13.10)%            N/A              (8.24)%
Russell 2000 Index*                                                 2.48%             N/A               4.97%
---------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any deduction for fees, expenses or taxes.

International Equity Index Portfolio
------------------------------------

                                   [Bar Chart]

                      Calendar Year Total Return (Class A)*
                      -------------------------------------

                              1998:          18.92 %
                              1999:          26.06 %
                              2000:         (14.36)%
                              2001:         (21.22)%

Best and Worst
Quarterly

Performance (for the periods ended December 31, 2001):


Best Quarter Return:        Q4 1998          19.84%
Worst Quarter Return:       Q3 1998         (14.07)%

* The return in the bar chart does not reflect the special transaction fee which is charged on the purchase of shares and is explained on pages __ and __. If the bar chart did reflect such fee, the return would be less than that shown.

                           Average Annual Total Return
                           ---------------------------
                    (for the periods ended December 31, 2001)


                                                                                                        Since
                                                                    1 Year           5 Year           Inception
------------------------------------------------------------------------------------------------------------------
Class A (Inception 4/1/97)
         Return Before Taxes                                      (21.22)%             N/A               1.55%
         Return After Taxes on Distributions                      (21.53)%             N/A               0.51%
         Return After Taxes on Distributions
            and Sale of Portfolio Shares                          (12.90)%             N/A               1.10%
MSCI EAFE Index*                                                  (21.44)%             N/A               1.28%
------------------------------------------------------------------------------------------------------------------
Class D (Inception 10/5/98)
         Return Before Taxes                                      (22.18)%             N/A               1.17%
MSCI EAFE Index*                                                  (21.44)%             N/A               1.05%
------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

* The Index figures do not reflect any deduction for fees, expenses or taxes.

International Growth Portfolio
------------------------------

                                       [Bar Chart]

                            Calendar Year Total Return (Class A)
                            ------------------------------------

                                   1995:         2.52 %
                                   1996:         5.12 %
                                   1997:         6.48 %
                                   1998:        24.54 %
                                   1999:        35.35 %
                                   2000:        (8.95)%
                                   2001:       (26.32)%

Best and Worst
Quarterly

Performance (for the periods ended December 31, 2001):

Best Quarter Return:                Q4 1998                 19.00%
Worst Quarter Return:               Q1 2001                (17.49)%

                           Average Annual Total Return
                           ---------------------------
                    (for the periods ended December 31, 2001)


                                                                                                        Since

                                                                   1 Year           5 Year            Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A (Inception 3/28/94)
         Return Before Taxes                                       (26.32)%         3.78%              3.51%
         Return After Taxes on Distributions                       (26.46)%         0.49%              0.97%
         Return After Taxes on Distributions
            and Sale of Portfolio Shares                           (16.03)%         2.14%              2.03%
MSCI EAFE(R) Index**                                               (21.44)%         0.89%              3.28%
------------------------------------------------------------------------------------------------------------------------------------
Class D (Inception 11/16/94)*
         Return Before Taxes                                       (26.49)%         3.77%              3.02%
MSCI EAFE(R) Index**                                               (21.44)%         0.89%              3.09%
------------------------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

* For Class D shares, performance from August 23, 1999 through June 14, 2001 is that of Class A, as no Class D shares were outstanding during such period. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

** The Index figures do not reflect deduction for fees, expenses or taxes.

Broad-Based Securities Market Indices Descriptions

The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with maturities of one to five years.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with remaining maturities of one to ten years.

The Lehman Brothers Treasury Bond Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged index of prices of non-U.S. government bonds with maturities of one to thirty years.

The S&P 500(R) Index is the Standard & Poor's Composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The S&P MidCap 400(R) Index is an unmanaged index generally representative of the U.S. market for medium cap stocks.

The Russell 2000(R) Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The MSCI EAFE(R) Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder servicing and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 66.)

As indicated below, the Small Company Index and International Equity Index Portfolios charge an additional transaction fee on the purchase of shares.

                                       Shareholder Fees
                                       (fees paid directly from your investment)
                                       -------------------------------------------------------------------------------------------
                                                                                        Maximum
                                         Maximum      Additional                         Sales
                                          Sales      Transactional      Maximum         Charge
                                         Charge       Fees (as a       Deferred         (Load)
                                         (Load)       percentage         Sales        Imposed on
                                       Imposed on      of amount        Charge        Reinvested       Redemption      Exchange
Portfolio                               Purchases      invested)        (Load)       Distributions        Fees           Fees
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
   Class A                                None          None             None            None             None           None
   Class C*                               None          None             None            None             None           None
   Class D                                None          None             None            None             None           None
----------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond
   Class A                                None          None             None            None             None           None
   Class C*                               None          None             None            None             None           None
   Class D                                None          None             None            None             None           None
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond
   Class A                                None          None             None            None             None           None
   Class C*                               None          None             None            None             None           None
   Class D                                None          None             None            None             None           None
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Index
   Class A                                None          None             None            None             None           None
   Class C                                None          None             None            None             None           None
   Class D                                None          None             None            None             None           None
----------------------------------------------------------------------------------------------------------------------------------
Core Bond
   Class A                                None          None             None            None             None           None
   Class C                                None          None             None            None             None           None
   Class D                                None          None             None            None             None           None
----------------------------------------------------------------------------------------------------------------------------------
Bond
   Class A                                None          None             None            None             None           None
   Class C                                None          None             None            None             None           None
   Class D                                None          None             None            None             None           None
----------------------------------------------------------------------------------------------------------------------------------

                                       Annual Portfolio Operating Expenses
                                       (expenses that are deducted from Portfolio assets
                                       -------------------------------------------------------------------------------------------
                                                                                                                          Total
                                                                                                                          Annual
                                                                                                 Transfer     Other     Portfolio
                                       Management   Distribution         Other      Servicing    Agency    Operating    Operating
Portfolio                               Fees/1/     (12b-1) Fees       Expenses       Fees        Fees    Expenses/2/   Expenses
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
   Class A                                0.40%         None             0.21%         None        0.01%      0.20%        0.61%
   Class C*                               0.40          None             0.45          0.15%       0.10       0.20         0.85
   Class D                                0.40          None             0.60          0.25        0.15       0.20         1.00
----------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond
   Class A                                0.40          None             0.15          None        0.01       0.14         0.55
   Class C*                               0.40          None             0.39          0.15        0.10       0.14         0.79
   Class D                                0.40          None             0.54          0.25        0.15       0.14         0.94
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond
   Class A                                0.40          None             0.38          None        0.01       0.37         0.78
   Class C*                               0.40          None             0.62          0.15        0.10       0.37         1.02
   Class D                                0.40          None             0.77          0.25        0.15       0.37         1.17
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Index
   Class A                                0.30          None             0.35          None        0.01       0.34         0.65
   Class C                                0.30          None             0.59          0.15        0.10       0.34         0.89
   Class D                                0.30          None             0.74          0.25        0.15       0.34         1.04
----------------------------------------------------------------------------------------------------------------------------------
Core Bond
   Class A                                0.40          None             0.21          None        0.01       0.20         0.61
   Class C                                0.40          None             0.45          0.15        0.10       0.20         0.85
   Class D                                0.40          None             0.60          0.25        0.15       0.20         1.00
----------------------------------------------------------------------------------------------------------------------------------
Bond
   Class A                                0.40          None             0.14          None        0.01       0.13         0.54
   Class C                                0.40          None             0.38          0.15        0.10       0.13         0.78
   Class D                                0.40          None             0.53          0.25        0.15       0.13         0.93
----------------------------------------------------------------------------------------------------------------------------------

[* As of the date of the Prospectus, no shares of this class are issued and outstanding]

                                 Shareholder Fees
                                 (fees paid directly from your investment)
                                 --------------------------------------------------------------------------
                                                                        Maximum
                                   Maximum    Additional                 Sales
                                    Sales    Transactional  Maximum     Charge
                                   Charge     Fees (as a   Deferred     (Load)
                                   (Load)     percentage     Sales    Imposed on
                                 Imposed on    of amount    Charge    Reinvested    Redemption   Exchange
Portfolio                         Purchases    invested)    (Load)   Distributions     Fees        Fees
-----------------------------------------------------------------------------------------------------------
International Bond
   Class A                           None        None        None         None         None        None
   Class C*                          None        None        None         None         None        None
   Class D*                          None        None        None         None         None        None
-----------------------------------------------------------------------------------------------------------
Balanced
   Class A                           None        None        None         None         None        None
   Class C                           None        None        None         None         None        None
   Class D                           None        None        None         None         None        None
-----------------------------------------------------------------------------------------------------------
Equity Index
   Class A                           None        None        None         None         None        None
   Class C                           None        None        None         None         None        None
   Class D                           None        None        None         None         None        None
-----------------------------------------------------------------------------------------------------------
Diversified Growth
   Class A                           None        None        None         None         None        None
   Class C*                          None        None        None         None         None        None
   Class D                           None        None        None         None         None        None
-----------------------------------------------------------------------------------------------------------
Focused Growth
   Class A                           None        None        None         None         None        None
   Class C                           None        None        None         None         None        None
   Class D                           None        None        None         None         None        None
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth
   Class A                           None        None        None         None         None        None
   Class C                           None        None        None         None         None        None
   Class D                           None        None        None         None         None        None
-----------------------------------------------------------------------------------------------------------
Small Company Index
   Class A                           None        0.50%       None         None         None        None
   Class C*                          None        0.50        None         None         None        None
   Class D                           None        0.50        None         None         None        None
-----------------------------------------------------------------------------------------------------------

                                  Annual Portfolio Operating Expenses
                                  (expenses that are deducted from Portfolio assets
                                  ------------------------------------------------------------------------------

                                                                                                        Total
                                                                                                        Annual
                                                                               Transfer     Other     Portfolio
                                Management  Distribution    Other   Servicing   Agency    Operating   Operating
Portfolio                         Fees/1/   (12b-1) Fees  Expenses    Fees       Fees    Expenses/2/   Expenses
----------------------------------------------------------------------------------------------------------------
International Bond
   Class A                         0.85%        None         0.63%     None       0.01%      0.62%      1.48%
   Class C*                        0.85         None         0.87      0.15%      0.10       0.62       1.72
   Class D*                        0.85         None         1.02      0.25       0.15       0.62       1.87
----------------------------------------------------------------------------------------------------------------
Balanced
   Class A                         0.60         None         0.21      None       0.01       0.20       0.81
   Class C                         0.60         None         0.45      0.15       0.10       0.20       1.05
   Class D                         0.60         None         0.60      0.25       0.15       0.20       1.20
----------------------------------------------------------------------------------------------------------------
Equity Index
   Class A                         0.20         None         0.15      None       0.01       0.14       0.35
   Class C                         0.20         None         0.39      0.15       0.10       0.14       0.59
   Class D                         0.20         None         0.54      0.25       0.15       0.14       0.74
----------------------------------------------------------------------------------------------------------------
Diversified Growth
   Class A                         0.75         None         0.10      None       0.01       0.09       0.85
   Class C*                        0.75         None         0.34      0.15       0.10       0.09       1.09
   Class D                         0.75         None         0.49      0.25       0.15       0.09       1.24
----------------------------------------------------------------------------------------------------------------
Focused Growth
   Class A                         0.85         None         0.22      None       0.01       0.21       1.07
   Class C                         0.85         None         0.46      0.15       0.10       0.21       1.31
   Class D                         0.85         None         0.61      0.25       0.15       0.21       1.46
----------------------------------------------------------------------------------------------------------------
Mid Cap Growth
   Class A                         0.90         None         0.50      None       0.01       0.49       1.40
   Class C                         0.90         None         0.74      0.15       0.10       0.49       1.64
   Class D                         0.90         None         0.89      0.25       0.15       0.49       1.79
----------------------------------------------------------------------------------------------------------------
Small Company Index
   Class A                         0.30         None         0.22      None       0.01       0.21       0.52
   Class C*                        0.30         None         0.46      0.15       0.10       0.21       0.76
   Class D                         0.30         None         0.61      0.25       0.15       0.21       0.91
----------------------------------------------------------------------------------------------------------------


[* As of the date of the Prospectus, no shares of this class are issued and outstanding.]


                                 Shareholder Fees                                  Annual Portfolio Operating Expenses
                                 (fees paid directly from your investment)         (expenses that are deducted from Portfolio assets
                                 ----------------------------------------------    -------------------------------------------------

                                                                                  Maximum
                                    Maximum       Additional                       Sales
                                     Sales      Transactional    Maximum          Charge
                                    Charge        Fees (as a     Deferred         (Load)
                                    (Load)        percentage      Sales         Imposed on
                                  Imposed on      of amount       Charge        Reinvested       Redemption     Exchange  Management
Portfolio                          Purchases       invested)      (Load)       Distributions        Fees          Fees      Fees/1/
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth
   Class A                            None           None           None            None            None           None      0.95%
   Class C*                           None           None           None            None            None           None      0.95
   Class D*                           None           None           None            None            None           None      0.95
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index
   Class A                            None           1.00%          None            None            None           None      0.35
   Class C*                           None           1.00           None            None            None           None      0.35
   Class D                            None           1.00           None            None            None           None      0.35
------------------------------------------------------------------------------------------------------------------------------------
International Growth
   Class A                            None           None           None            None            None           None      0.90
   Class C*                           None           None           None            None            None           None      0.90
   Class D                            None           None           None            None            None           None      0.90

                                                                                                                    Total
                                                                                                                   Annual
                                                                                     Transfer       Other         Portfolio
                                 Distribution         Other          Servicing        Agency      Operating       Operating
                                 (12b-1) Fees        Expenses          Fees            Fees       Expenses/2/      Expenses
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth
   Class A                            None              0.53%           None            0.01%        0.52%           1.48%
   Class C*                           None              0.77            0.15%           0.10         0.52            1.72
   Class D*                           None              0.92            0.25            0.15         0.52            1.87
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index
   Class A                            None              0.45            None            0.01         0.44            0.80
   Class C*                           None              0.69            0.15            0.10         0.44            1.04
   Class D                            None              0.84            0.25            0.15         0.44            1.19
------------------------------------------------------------------------------------------------------------------------------------
International Growth
   Class A                            None              0.33            None            0.01         0.32            1.23
   Class C*                           None              0.57            0.15            0.10         0.32            1.47
   Class D                            None              0.72            0.25            0.15         0.32            1.62
------------------------------------------------------------------------------------------------------------------------------------

* As of the date of the Prospectus, no shares of this class are issued and outstanding.

FOOTNOTES


/1/ This information has been restated to reflect reduced contractual management fee rates that are effective April 1, 2002. Prior to April 1, 2002, the contractual management rates for the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Core Bond, Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Mid Cap Growth, Small Company Index, Small Company Growth, International Equity Index and International Growth Portfolios were 0.60%, 0.60%, 0.60%, 0.40%, 0.60%, 0.60%, 0.90%, 0.80%, 0.30%, 0.80%, 1.10%,
     1.10%, 0.40%, 1.10%, 0.50% and 1.00%, respectively, of the Portfolio's average daily net assets.

     For the fiscal year ended November 30, 2001, the Investment Adviser voluntarily waived a portion of its management fees. As a result of these fee waivers, actual management fees paid by the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Core Bond, Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Mid Cap Growth, Small Company Index, Small Company Growth, International Equity Index and International Growth Portfolios were 0.25%, 0.25%, 0.25%, 0.15%, 0.25%, 0.25%, 0.70%, 0.50%, 0.10%, 0.55%, 0.80%,
     0.80%, 0.20%, 0.80%, 0.25% and 0.80% respectively, of the Portfolios' average daily net assets. Fee waivers may be terminated at any time at the option of the Investment Adviser.

/2/ "Other Operating Expenses", along with "Servicing Fees" and "Transfer Agency Fees", is a subcategory of "Other Expenses" and includes co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at an annual rate of 0.15% of the average daily net assets of each of the International Bond, International Equity Index and International Growth Portfolios, and 0.10% of the average daily net assets of each other Portfolio. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agency fees, servicing fees, taxes, interest and other extraordinary expenses such as interest) which exceed on an annualized basis 0.25% of the International Bond, International Equity Index and International Growth Portfolios' average daily net assets, and 0.10% of each other Portfolio's average daily net assets.



/3/ Set forth below are the management fees, distribution (12b-1) fees, other expenses and total annual portfolio operating expenses actually paid (for share classes that were outstanding) or which would have been paid (for share classes that were not outstanding) during the fiscal year ended November 30, 2001 as a result of fee waivers and expense reimbursements.

                                     Management     Distribution         Other         Total Annual
Portfolio                               Fees        (12b-1) Fees       Expenses     Operating Expenses
------------------------------------------------------------------------------------------------------
U.S. Government Securities

   Class A                              0.25%           0.00%            0.11%             0.36%

   Class C*                             0.25            0.00%            0.35              0.60

   Class D                              0.25            0.00%            0.50              0.75
------------------------------------------------------------------------------------------------------

Short-Intermediate Bond

   Class A                              0.25            0.00%            0.11              0.36

   Class C*                             0.25            0.00%            0.35              0.60

   Class D                              0.25            0.00%            0.50              0.75
------------------------------------------------------------------------------------------------------

Intermediate Bond

   Class A                              0.25            0.00%            0.11              0.36

   Class C*                             0.25            0.00%            0.35              0.60

   Class D                              0.25            0.00%            0.50              0.75
------------------------------------------------------------------------------------------------------

U.S. Treasury Index

   Class A                              0.15            0.00%            0.11              0.26

   Class C                              0.15            0.00%            0.35              0.50

   Class D                              0.15            0.00%            0.50              0.65
------------------------------------------------------------------------------------------------------

Core Bond

   Class A                              0.25            0.00%            0.11              0.36

   Class C                              0.25            0.00%            0.35              0.60

   Class D                              0.25            0.00%            0.50              0.75
------------------------------------------------------------------------------------------------------

   Bond

   Class A                              0.25            0.00%            0.11              0.36

   Class C                              0.25            0.00%            0.35              0.60

   Class D                              0.25            0.00%            0.50              0.75
------------------------------------------------------------------------------------------------------

International Bond

   Class A                              0.70            0.00%            0.27              0.97

   Class C*                             0.70            0.00%            0.35              1.21

   Class D*                             0.70            0.00%            0.50              1.36
------------------------------------------------------------------------------------------------------

Balanced

   Class A                              0.50            0.00%            0.11              0.61

   Class C                              0.50            0.00%            0.35              0.85

   Class D                              0.50            0.00%            0.50              1.00
------------------------------------------------------------------------------------------------------

Equity Index

   Class A                              0.10            0.00%            0.11              0.21

   Class C                              0.10            0.00%            0.35              0.45

   Class D                              0.10            0.00%            0.50              0.60
------------------------------------------------------------------------------------------------------

                                       Management     Distribution       Other         Total Annual
Portfolio                                 Fees        (12b-1) Fees      Expenses     Operating Expenses
-------------------------------------------------------------------------------------------------------
Diversified Growth

   Class A                                0.65%           0.00%           0.01%             0.66%

   Class C*                               0.65            0.00%           0.25              0.90

   Class D                                0.65            0.00%           0.40              1.05
-------------------------------------------------------------------------------------------------------

Focused Growth

   Class A                                0.75            0.00%           0.16              0.91

   Class C                                0.75            0.00%           0.40              1.15

   Class D                                0.75            0.00%           0.55              1.30
-------------------------------------------------------------------------------------------------------

Mid Cap Growth

   Class A                                0.80            0.00%           0.14              0.94

   Class C                                0.80            0.00%           0.38              1.18

   Class D                                0.80            0.00%           0.53              1.33
-------------------------------------------------------------------------------------------------------

Small Company Index

   Class A                                0.20            0.00%           0.11              0.31

   Class C*                               0.20            0.00%           0.35              0.55

   Class D                                0.20            0.00%           0.50              0.70
-------------------------------------------------------------------------------------------------------

Small Company Growth

   Class A                                0.80            0.00%           0.12              0.92

   Class C*                               0.80            0.00%           0.36              1.16

   Class D*                               0.80            0.00%           0.51              1.31
-------------------------------------------------------------------------------------------------------

International Equity Index

   Class A                                0.25            0.00%           0.30              0.55

   Class C*                               0.25            0.00%           0.54              0.79

   Class D                                0.25            0.00%           0.69              0.94
-------------------------------------------------------------------------------------------------------

International Growth

   Class A                                0.80            0.00%           0.26              1.06

   Class C*                               0.80            0.00%           0.50              1.30

   Class D                                0.80            0.00%           0.65              1.45
-------------------------------------------------------------------------------------------------------


* As of the date of the Prospectus, no shares of this class are issued and outstanding.

Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of the Investment Adviser. If this occurs, the Portfolios' total annual operating expenses may increase without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                                       1 Year             3 Years        5 Years             10 Years
--------------------------------------------------------------------------------------------------------------
U.S. Government Securities
   Class A                                       $ 62                $195          $  340             $  762
   Class C                                       $ 87                $271          $  471             $1,049
   Class D                                       $102                $318          $  552             $1,225
--------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond
   Class A                                       $ 56                $176          $  307             $  689
   Class C                                       $ 81                $252          $  439             $  978
   Class D                                       $ 96                $300          $  520             $1,155
--------------------------------------------------------------------------------------------------------------
Intermediate Bond
   Class A                                       $ 80                $249          $  433             $  966
   Class C                                       $104                $325          $  563             $1,248
   Class D                                       $119                $372          $  644             $1,420
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Index
   Class A                                       $ 66                $208          $  362             $  810
   Class C                                       $ 91                $284          $  493             $1,096
   Class D                                       $106                $331          $  574             $1,271
--------------------------------------------------------------------------------------------------------------
Core Bond
   Class A                                       $ 62                $195          $  340             $  762
   Class C                                       $ 87                $271          $  471             $1,049
   Class D                                       $102                $318          $  552             $1,325
--------------------------------------------------------------------------------------------------------------
Bond
   Class A                                       $ 55                $173          $  302             $  677
   Class C                                       $ 80                $249          $  433             $  966
   Class D                                       $ 95                $296          $  515             $1,143
--------------------------------------------------------------------------------------------------------------
International Bond
   Class A                                       $151                $468          $  808             $1,768
   Class C                                       $175                $542          $  933             $2,030
   Class D                                       $190                $588          $1,011             $2,190
--------------------------------------------------------------------------------------------------------------


Portfolio                                       1 Year              3 Years        5 Years            10 Years
----------------------------------------------------------------------------------------------------------------
Balanced
   Class A                                       $ 83                $259           $  450             $1,002
   Class C                                       $107                $334           $  579             $1,283
   Class D                                       $122                $381           $  660             $1,455
----------------------------------------------------------------------------------------------------------------
Equity Index
   Class A                                       $ 36                $113           $  197             $  443
   Class C                                       $ 60                $189           $  329             $  738
   Class D                                       $ 76                $237           $  411             $  918
----------------------------------------------------------------------------------------------------------------
Diversified Growth
   Class A                                       $ 87                $271           $  471             $1,049
   Class C                                       $111                $347           $  601             $1,329
   Class D                                       $126                $393           $  681             $1,500
----------------------------------------------------------------------------------------------------------------
Focused Growth
   Class A                                       $109                $340           $  590             $1,306
   Class C                                       $133                $415           $  718             $1,579
   Class D                                       $149                $462           $  797             $1,746
----------------------------------------------------------------------------------------------------------------
Mid Cap Growth
   Class A                                       $143                $443           $  766             $1,680
   Class C                                       $167                $517           $  892             $1,944
   Class D                                       $182                $563           $  970             $2,105
----------------------------------------------------------------------------------------------------------------
Small Company Index
   Class A                                       $ 53                $167           $  291             $  653
   Class C                                       $ 78                $243           $  422             $  942
   Class D                                       $ 93                $290           $  504             $1,120
----------------------------------------------------------------------------------------------------------------
Small Company Growth
   Class A                                       $151                $468           $  808             $1,768
   Class C                                       $175                $542           $  933             $2,030
   Class D                                       $190                $588           $1,011             $2,190
----------------------------------------------------------------------------------------------------------------
International Equity Index
   Class A                                       $ 82                $255           $  444             $  990
   Class C                                       $106                $331           $  574             $1,271
   Class D                                       $121                $378           $  654             $1,443
----------------------------------------------------------------------------------------------------------------
International Growth
   Class A                                       $125                $390           $  676             $1,489
   Class C                                       $150                $465           $  803             $1,757
   Class D                                       $165                $511           $  881             $1,922
----------------------------------------------------------------------------------------------------------------

Investment Advisers
-------------------

Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited "NTGIE") serve jointly as the Investment Advisers of the International Bond, International Growth, Bond, Short-Intermediate Bond, Intermediate Bond and Balanced Portfolios. NTI serves as the Investment Adviser of each of the other Portfolios. NTI and NTGIE are direct or indirect wholly-owned subsidiaries of The Northern Trust Company ("TNTC").* NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an Illinois state chartered trust company and an investment adviser registered under the Investment Advisers Act of 1940. Formed in 1988, it primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

NTGIE was formed in 2000 as a private limited liability company under the laws of the United Kingdom and is registered with the Investment Management Regulatory Organization. It is also registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIE primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $___ trillion of assets, including approximately $___ billion of assets under management. As of such date, Northern Trust Corporation and its subsidiaries had approximately $___ billion in assets, $___ billion in deposits and employed over ______ persons.

Under the Advisory Agreement with Northern Institutional Funds, each Investment Adviser, subject to the general supervision of the Northern Institutional Funds' Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

______________
* Prior to January 1, 2001, NTI served as the investment adviser of the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios and TNTC served as the investment adviser of all of the other then-existing Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Portfolios that TNTC was then managing, other than the International Growth and International Bond Portfolios. On May 2, 2001, NTGIE and NTI assumed TNTC's rights and responsibilities as investment adviser of the International Growth and International Bond Portfolios. On _____, 2002, NTGIE joined NTI as investment adviser of the Bond, Short-Intermediate Bond, Intermediate Bond and Balanced Portfolios.

Advisory Fees
-------------


As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2001.

                                                               Advisory Fee Paid
                                          Contractual           for Fiscal Year
Portfolio                                    Rate*              Ended 11/30/01
--------------------------------------------------------------------------------
U.S. Government Securities                   0.40%                   0.25%
--------------------------------------------------------------------------

Short-Intermediate Bond                      0.40%                   0.25%
--------------------------------------------------------------------------

Intermediate Bond                            0.40%                   0.25%
--------------------------------------------------------------------------

U.S. Treasury Index                          0.30%                   0.15%
--------------------------------------------------------------------------

Core Bond                                    0.40%                   0.25%
--------------------------------------------------------------------------

Bond                                         0.40%                   0.25%
--------------------------------------------------------------------------

International Bond                           0.85%                   0.70%
--------------------------------------------------------------------------

Balanced                                     0.60%                   0.50%
--------------------------------------------------------------------------

Equity Index                                 0.20%                   0.10%
--------------------------------------------------------------------------

Diversified Growth                           0.75%                   0.65%
--------------------------------------------------------------------------

Focused Growth                               0.85%                   0.75%
--------------------------------------------------------------------------

Mid Cap Growth                               0.90%                   0.80%
--------------------------------------------------------------------------

Small Company Index                          0.30%                   0.20%
--------------------------------------------------------------------------

Small Company Growth                         0.95%                   0.80%
--------------------------------------------------------------------------

International Equity Index                   0.35%                   0.25%
--------------------------------------------------------------------------

International Growth                         0.90%                   0.80%
--------------------------------------------------------------------------

* Prior to April 1, 2002, the contractual rates for the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Core Bond, Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Mid Cap Growth, Small Company Index, Small Company Growth, International Equity Index and International Growth Portfolios were 0.60%, 0.60%, 0.60%, 0.40%, 0.60%, 0.60%, 0.90%, 0.80%, 0.30%, 0.80%, 1.10%, 1.10%,
0.40%, 1.10%, 0.50% and 1.00%, respectively.

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they would have been entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.

Portfolio Management
--------------------

Northern Trust employs a team approach to the investment management of the Portfolios. Below is information regarding the management of the actively managed Portfolios.

Mark J. Wirth, Senior Vice President of Northern Trust is the management team leader for the Bond Portfolio. Mr. Wirth has had such responsibility since 1993. Mr. Wirth joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios.

The management team leader for the Short-Intermediate Bond Portfolio is Mark J. Wirth. Mr. Wirth has had such responsibility since 1993.

The management team leader for the Core Bond Portfolio is Mark J. Wirth. Mr. Wirth has had such responsibility since the Portfolio commenced operations.

Guy Williams, Vice President of Northern Trust, is the management team leader for the International Bond Portfolio. Mr. Williams has had such responsibility since September 1999. Mr. Williams joined Northern Trust in 1999. From 1992 to 1999, he was a global fixed income manager for Paribas Asset Management.

The management team leader for the International Growth Portfolio is Andrew Parry, Senior Vice President of Northern Trust. Mr. Parry has had such responsibility since August 2000, when he joined Northern Trust. Mr. Parry was the head of global equities for Julius Baer from 1997 to July 2000. From 1995 to 1997, he was the chief investment officer for Lazard Brothers Asset
Management.

The management team leader for the U.S. Government Securities Portfolio are Mark
J. Wirth and Deborah Boyer, Vice President of Northern Trust. Mr. Wirth has had such responsibility since 1998 and Ms. Boyer has had such responsibility since November 2000. Ms. Boyer joined Northern Trust in October 2000. From 1989 to 1996, Ms. Boyer was with First Chicago NBD Corporation where she served as a government bond trader and managed a government bond portfolio. From 1996 to October 2000, she was a portfolio manager at T. Rowe Price where she managed various taxable fixed income portfolios.

The management team leader for the Intermediate Bond Portfolio is Mark J. Wirth. Mr. Wirth has had such responsibility since 1998.

The management team leaders for the Diversified Growth Portfolio are Jon D. Brorson, Senior Vice President of Northern Trust, and John J. Zielinski, Vice President of Northern Trust. Mr. Brorson has had such responsibility since 1996. Mr. Zielinski has had such responsibility since 1999. Mr. Brorson joined Northern Trust in 1996. From 1990 to 1996, he was with Hartline Investment Corp., where his primary responsibilities included portfolio management, investment research, sales and trading. Mr. Zielinski joined Northern Trust in 1980 and during the past five years has managed various equity portfolios.

The management team leaders for the Focused Growth Portfolio are Jon D. Brorson and Kenneth J. Turek, Senior Vice Presidents of Northern Trust. Mr. Brorson has had such responsibility since 1996. Mr. Turek has had such responsibility since 1999. Since 1997, Mr. Turek has managed various equity portfolios at Northern Trust. From 1994 to 1997, Mr. Turek was the chief equity officer of National Investment Services.

The management team leaders for the Balanced Portfolio are John J. Zielinski and Eric M. Bergson, Vice President of Northern Trust. Mr. Zielinski has had such responsibility since 1999. Mr. Bergson has had such responsibility since August 2000. Mr. Bergson joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios.

The management team leader for the Small Company Growth Portfolio is David H. Burshtan, Vice President of Northern Trust. Mr. Burshtan has had such responsibility since the Portfolio commenced operations in December 1999. Mr. Burshtan manages various equity portfolios at Northern Trust. From 1995 to 1999, Mr. Burshtan was a portfolio manager for various small cap mutual funds with Scudder Kemper Investments, Inc.

The management team leader for the Mid Cap Growth Portfolio is Ken Turek. Mr. Turek has had such responsibility since the Portfolio commenced operations in December 1999.

Other Portfolio Services
------------------------

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various administrative servicing functions, and any shareholder inquiries should be directed to it. NTI and PFPC, Inc. ("PFPC") serve as Co-Administrators for the Portfolios. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" beginning on page 50 and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered investment portfolios that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.

                          PURCHASING AND SELLING SHARES
                          -----------------------------

Purchasing Shares
-----------------

Institutional investors, acting on their own behalf or on behalf of their customers, clients, employees, participants and others ("Customers"), may purchase shares of the Portfolios through their institutional accounts at Northern Trust or an affiliate. They may also purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

 . Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

 . Corporations, partnerships, business trusts, and other institutions and organizations; and

 . Northern Trust and its affiliates acting on behalf of the foregoing.

The Portfolios currently offer a choice of three classes of shares to meet the special needs of institutional investors ("Institutions").

Class A Shares are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

Class C Shares are designed for Institutions that require the Transfer Agent and a Servicing Agent to provide certain account-related services incident to Customers being the beneficial owners of shares.

Class D Shares are designed for Institutions that require the Transfer Agent and a Servicing Agent to provide them and their Customers with certain account-related services and other information.

Different shareholder servicing and transfer agency fees are payable by each class of shares (see "Portfolio Fees and Expenses" on page 50). In addition, any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

Opening An Account

You may purchase shares of the Portfolios through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in this Prospectus.

By Mail
Read this prospectus carefully.
Complete and sign the new account application.
Include a certified corporate resolution (or other acceptable evidence of authority).
Enclose a check or Federal Reserve draft payable to the specific Portfolio. If investing in more than one Portfolio, please include a separate check for each.

Mail your check, corporate resolution and completed application to:

          Northern Institutional Funds
          c/o The Northern Trust Company
          P.O. Box 75943
          Chicago, Illinois 60675-5943

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

By Telephone
Read this prospectus carefully.

Call the Transfer Agent at 800/ 637-1380.

To open a new account please provide:
     .    The name of the Portfolio in which you would like to invest

     .    The number of shares or dollar amount to be invested

     .    The method of payment

To add to an existing account, please provide:
     .    The Institution's name

     .    Your Account Number

By Wire or Automated Clearing House Transfer ("ACH Transfer")

To open a new account:

Call the Transfer Agent at 800/ 637-1380 for instructions.

For more information about the purchase of shares, call the Transfer Agent at
(800) 637-1380.

To add to an existing account:
Have your bank wire Federal funds or effect an ACH Transfer to:
          The Northern Trust Company
          Chicago, Illinois
          ABA Routing No. 0710-00152
          (Reference 10 Digit Portfolio Account No.)
          (Reference Shareholder's Name)

Selling Shares
--------------

Through an Institutional Account. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

By Mail
Send a written request to:
          Northern Institutional Funds
          c/o The Northern Trust Company
          P.O. Box 75943
          Chicago, Illinois 60675-5943

The letter of instruction must include:
 .    The signature of a duly authorized person

 .    Your account number

 .    The name of the Portfolio

 .    The number of shares or the dollar amount to be redeemed

By Telephone

 .    Call the Transfer Agent at 800/ 637-1380 for instructions.

 .    During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares - By Mail."

By Wire

 .    Call the Transfer Agent at 800/ 637-1380 for instructions.

 .    You must have given prior authorization for expedited wire redemption.

 .    The minimum amount that may be redeemed by this method is $10,000.

Account Policies and Other Information
--------------------------------------

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of outstanding shares of that class. The NAV for each class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

U.S. and foreign securities held by a Portfolio generally are valued at their market prices. Shares of an investment company held by a Portfolio are valued at their net asset value. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Adviser.

The impact of events that occur after the publication of market quotations used by a Portfolio to price its securities but before the close of regular trading on the New York Stock Exchange (the "Exchange") will not be reflected in a Portfolio's next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance. Short-term obligations held by a Portfolio are valued at their amortized cost which, according to the Investment Adviser, approximates market value.

A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price (plus any additional transaction fee) provided that either:

 .    The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day;

 .    The order is accepted by an authorized intermediary and payment in Federal or other immediately available funds is made on the next Business Day according to procedures authorized by the Trust; or

 .    Payment in Federal or other immediately available funds is received on the next Business Day in an institutional account maintained with Northern Trust or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price (plus any additional transaction fee), provided that payment is made as noted above. If an Institution pays for shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 69.

Additional Transaction Fee. Purchases of, and exchanges for, shares of the Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee. This fee equals 0.50% and 1.00%, respectively, of the dollar amount purchased. It does not apply to reinvested dividends or capital gains distributions.

This transaction fee is not a sales charge. It is paid to the Portfolios and is used to protect existing shareholders by offsetting the transaction costs associated with new purchases of securities by the Portfolios. Because these transaction costs are not paid out of their other assets, the Small Company Index Portfolio and the International Equity Index Portfolio are expected to track their respective indices more closely.

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.
 .    Institutions are responsible for transmitting purchase orders to the
     Transfer Agent and delivering required funds on a timely basis.

 .    Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

 .    The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on a Business Day will be executed on the same day. The redemption or exchange will be effected at that day's closing share price (plus any additional transaction fee, in the case of an exchange). Redemption proceeds will normally be sent or credited on the next Business Day.

Orders received in good order on a non-Business Day or after 3:00 p.m., Chicago time, on a Business Day will be executed the next Business Day, at that day's closing share price (plus any additional transaction fee, in the case of an exchange). The proceeds will normally be sent or credited the second Business Day. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 69.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

 .    The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

 .    If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

 .    Institutions are responsible for transmitting redemption orders to the
     Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

 .    Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

 .    The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

 .    The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

 .    The Trust reserves the right to change or discontinue any of its redemption procedures.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another Portfolio. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum investment applies. An exchange is a redemption of shares of one Portfolio and the purchase of shares of another Portfolio. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the Exchange is open for business. A "Business Day" does not include a holiday observed by the Exchange. In 2002 these days are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when the Transfer Agent or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

Emergency Events. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 800/____________.

Servicing Agents. Certain Institutions, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D shares through agreements with the Trust ("Service Agents"). These agreements are permitted under the Trust's Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D shares.

Administrative support services may include:

 .    processing purchase and redemption requests from investors;

 .    placing net purchase and redemption orders with the Transfer Agent;

 .    providing necessary personnel and facilities to establish and maintain investor accounts and records; and

 .    providing information periodically to investors showing their positions in
     Portfolio shares.

Servicing Agents will receive fees from the Portfolios for such services at an annual rate of up to 0.15% and 0.25% of the average daily net asset value of Class C and Class D shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D shares. Please note that Northern Trust may also provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of a Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares through an Institution should read their account agreements carefully. An Institution's requirements may differ from those listed in this Prospectus. An Institution may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular Institution to maintain a minimum balance with the Institution and the balance falls below this minimum, the Customer may be required to redeem all or a part of his investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation paid by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Portfolio shares. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal
Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into servicing agreements.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Trust's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at 800/ 637-1380 or by mail at the Northern Institutional Funds, P.O. Box 75943, Chicago, IL
60675.

Dividends and Distributions
---------------------------

Dividends and capital gain distributions of each Portfolio are automatically reinvested in additional shares of the same Portfolio without any sales charge or additional purchase price amount.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at their net asset value per share (plus an additional purchase price amount equal to 0.50% and 1.00% of the amount invested in the case of the Small Company Index Portfolio and International Equity Index Portfolio, respectively). If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio, you must notify the Transfer Agent in writing at least two days before the dividend or distribution record date. Dividends and distributions may only be reinvested in a Portfolio in which you maintain an account.

The following table summarizes the general distribution policies for each of the
Portfolios:


                                                Dividends,       Capital Gains,
                                                  if any,            if any,
                                                 Declared           Declared
Portfolio                                        and Paid           and Paid
--------------------------------------------------------------------------------
U.S. Government Securities                        Monthly           Annually
--------------------------------------------------------------------------------
Short-Intermediate Bond                           Monthly           Annually
--------------------------------------------------------------------------------
Intermediate Bond                                 Monthly           Annually
--------------------------------------------------------------------------------
U.S. Treasury Index                               Monthly           Annually
--------------------------------------------------------------------------------
Core Bond                                         Monthly           Annually
--------------------------------------------------------------------------------
Bond                                              Monthly           Annually
--------------------------------------------------------------------------------
International Bond                               Annually           Annually
--------------------------------------------------------------------------------
Balanced                                         Quarterly          Annually
--------------------------------------------------------------------------------
Equity Index                                     Quarterly          Annually
--------------------------------------------------------------------------------
Diversified Growth                               Annually           Annually
--------------------------------------------------------------------------------
Focused Growth                                   Annually           Annually
--------------------------------------------------------------------------------
Mid Cap Growth                                   Annually           Annually
--------------------------------------------------------------------------------
Small Company Index                              Annually           Annually
--------------------------------------------------------------------------------
Small Company Growth                             Annually           Annually
--------------------------------------------------------------------------------
International Equity Index                       Annually           Annually
--------------------------------------------------------------------------------
International Growth                             Annually           Annually
--------------------------------------------------------------------------------


A Portfolio with an annual dividend or distribution policy may, in some years, make additional dividends or distributions if the Trust believes it is in the interests of the Portfolio to do so.

Tax Considerations
------------------

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain. The Portfolios' dividends and distributions will be taxable to you for Federal, state and local income tax purposes, unless you have a tax-advantaged account. Dividends and distributions are taxable whether they are received in cash or reinvested in Portfolio shares. In general, distributions attributable to interest, dividend, certain foreign exchange gain and short-term capital gain income of the Portfolios are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Portfolio over net short-term capital losses are generally taxable to you as long-term capital gains. This is true no matter how long you own your shares.

There are certain tax requirements that the Portfolios must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

A portion of dividends paid by the Balanced and Equity Portfolios may qualify for the dividends-received deduction for corporations. It is not expected that any dividends paid by the International Equity Index and Fixed Income Portfolios will qualify for this deduction.

The sale of Portfolio shares is a taxable event on which a gain or loss may be recognized. For tax purposes, an exchange is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. Shares held six months or less may also generate long-term capital loss to the extent of any capital gains distributions received on the shares while they were held by you.

Timing

Dividends and distributions from each Portfolio will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Effect of foreign taxes. So long as more than 50% of the value of the total assets of the International Bond, International Growth and International Equity Index Portfolios consists of stock or securities (including debt securities) of foreign corporations at the close of a taxable year, these Portfolios may elect, for Federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. Should the Portfolios make this election, the amount of such foreign taxes paid by the Portfolios will be included in their shareholders' income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (a) to credit their proportionate amounts of such taxes against their Federal income tax liabilities, or (b) to deduct such proportionate amounts from their Federal taxable income under certain circumstances.

Tax Effect of "Buying a Dividend"

A Portfolio's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are distributed, they will be taxable to you. For this reason, you should be especially mindful that if you buy shares on or just before the record date of a dividend or capital gains distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable dividend or capital gain.

Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States Federal income tax treatment. Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolios. More tax information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.

Risks, Securities and Techniques

     This section takes a closer look at some of the Portfolios' principal investment strategies and related risks which are summarized in the risk/return summaries for each Portfolio. It also explores the various investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and policies.

Additional Information On Investment Objectives, Principal Investment Strategies and Related Risks

Investment Objectives and Policies. The investment objective of each of the following Portfolios may be changed by the Trust's Board of Trustees without shareholder approval: Intermediate Bond Portfolio, Core Bond Portfolio, Mid Cap Growth Portfolio and Small Company Growth Portfolio. Shareholders will, however, be notified of any changes. Any such change may result in a Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Derivatives. Each Portfolio may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from - or based upon - the performance of underlying assets, interest or currency exchange rates, or indices. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options, interest rate and currency swaps, equity swaps, structured securities, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

     Investment strategy. Under normal market conditions, a Portfolio may to a moderate extent invest in derivatives if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Portfolio may make more significant investments in derivatives. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios may also use derivatives for speculative purposes to invest for potential income or capital gain.

     Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Structured Securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

     Investment strategy. Each Portfolio may invest in structured securities to the extent consistent with its investment objective.

     Special risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Foreign Investments. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.

     Investment strategy. The International Bond, International Equity Index and International Growth Portfolios will invest a substantial portion of their total assets in foreign securities. Each of the Short-Intermediate Bond, Bond, Intermediate Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth and Mid Cap Growth Portfolios may invest up to 25% of their total assets in foreign securities, including ADRs, EDRs and GDRs. These Portfolios may also invest in foreign time deposits and other short-term instruments. The Core Bond Portfolio may invest up to 25% of its total assets in the U.S. dollar-denominated securities of foreign issuers.

The International Growth and International Bond Portfolios may invest more than 25% of their total assets in the securities of issuers located in Japan, the United Kingdom, France, Germany or Switzerland because the securities markets in those countries are highly developed, liquid and subject to extensive regulation. The International Equity Index Portfolio invests in countries according to their weightings in the EAFE(R) Index.

     Special risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

     Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are located in the Asia/Pacific region, the Middle East, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.

     While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.

Initial Public Offerings. An IPO is a company's first offering of stock to the public.

     Investment strategy. At times, the Mid Cap Growth and Small Company Growth Portfolios may make significant investments in IPOs.

     Special risks. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the Portfolio's performance probably will decline, which could reduce the Portfolio's performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Portfolios' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated:

 .   BBB or higher by S&P;
 .   Baa or higher by Moody's Investors Service, Inc. ("Moody's"); or
 .   BBB or higher by Fitch Inc. ("Fitch").

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

     Investment strategy. Each Portfolio may invest in fixed income and convertible securities to the extent consistent with its investment objective and policies. Except as stated in the section entitled "Non-Investment Grade Securities," these securities will generally be rated investment grade. The Portfolios may also invest in unrated securities if the Investment Adviser believes they are comparable in quality.

     Special risks. Although securities rated BBB by S&P or Fitch, or Baa by Moody's, are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Investment Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

Non-Investment Grade Securities. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") are generally rated BB or below by S&P or Fitch, or Ba or below by Moody's.

     Investment strategy. The Short-Intermediate Bond, Intermediate Bond, Bond, International Bond and Balanced Portfolios may invest up to 20% of their total assets in non-investment grade securities, and the Diversified Growth, Focused Growth, Mid Cap Growth, Small Company Growth, International Equity Index and International Growth Portfolios may invest up to 15% of their total assets in non-investment grade securities when the investment management team determines that such securities are desirable in light of the Portfolios' investment objectives and portfolio mix.

     Special risks. Non-investment grade securities are subject to greater risk than investment grade securities. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

     The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

     Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in higher quality securities.

Small Company Investments. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. Because of the lack of sufficient market liquidity, a Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Portfolio Turnover. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high rate of portfolio turnover (100% or more) may involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Information" for the Portfolios' historical portfolio turnover rates.

Maturity Risk. Each Fixed Income Portfolio will normally maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of asset-backed securities will be based on estimates of average life. As a result, the Portfolios cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

Tracking Risk. The Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios (the "Index Portfolios") seek to track the performance of their respective benchmark indices.

     Investment strategy. Under normal market conditions, the Investment Adviser expects the quarterly performance of the Index Portfolios, before expenses, will track the performance of their respective benchmarks within a 0.95 correlation coefficient.

     Special risks. The Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These may prevent a Portfolio from achieving its investment objective.

Additional Description of Securities and Common Investment Techniques

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

     Investment strategy. The Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond, International Bond and Balanced Portfolios may purchase various types of asset-backed securities. The U.S. Government Securities Portfolio may only purchase asset-backed securities that are issued by an agency of the U.S. Government. The Portfolios will normally invest in asset-backed securities rated investment grade (rated BBB or better by S&P or Fitch, or Baa or better by Moody's) at the time of purchase. The Portfolios may also invest in unrated asset-backed securities which the Investment Adviser believes are of comparable quality. The Portfolios will not purchase non-mortgage asset-backed securities that are unrated by S&P, Fitch or Moody's.

     Special risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

     Investment strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). Each Portfolio may also borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

     Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. They offer the Portfolios a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     Investment strategy. The Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, International Growth and International Equity Index Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Portfolio.

     Special risks. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security will normally also provide income and is therefore subject to interest rate risks. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

     Investment strategy. To the extent consistent with their respective investment objectives, the Portfolios may invest a portion of their assets in custodial receipts. The U.S. Government Securities and U.S. Treasury Index Portfolios will not invest more than 20% of the value of their net assets in custodial receipts.

     Special risks. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Equity Swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

     Investment strategy. The Balanced Portfolio and the Equity Portfolios may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps may also be used for other purposes, such as hedging or seeking to increase total return.

     Special risks. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Portfolio may not be able to terminate its obligations when desired.

Exchange Rate-Related Securities. Exchange rate-related securities represent certain debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

     Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond and Balanced Portfolios may invest in exchange rate-related securities.

     Special risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

     Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, International Growth and International Equity Index Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Bond and International Growth Portfolios may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.

     Special risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in losses that are not otherwise related to changes in the value of the securities held by a Portfolio. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

     Investment strategy. The Portfolios may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

     The value of a Portfolio's futures contracts may equal up to 100% of its total assets. However, a Portfolio will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets.

     Special risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Investment strategy. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

     Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

     Investment Strategy. The Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and Balanced Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

     Special risks. IFAs are not insured by a government agency -- they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active secondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

     Investment strategy. The Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

     Special risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, the instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if these instruments were not used. Because these instruments are normally illiquid, a Portfolio may not be able to terminate its obligations when desired. In addition, if a Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements are potentially unlimited. A Portfolio may also suffer a loss if the other party to a transaction defaults.

Investment Companies. To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares(SM) (formerly called World Equity Benchmark Shares or "WEBS"), S&P's Depositary Receipts ("SPDRs") and similar securities of other issuers.

     Investment strategy. Investments by a Portfolio in other investment companies will be subject to the limitations of the 1940 Act and SEC orders. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

     Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Portfolio.

Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

     Investment strategy. Each Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

     Special risks. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio's performance.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

     Investment strategy. Each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Portfolio's assets subject to options written by the Portfolio will not be greater than 25% of its net assets at the time the option is written. A Portfolio may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

     Special risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

     Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

     Investment strategy. The Balanced and Equity Portfolios and, to the extent consistent with their respective investment objectives and policies, the Short-Intermediate Bond Portfolio, Intermediate Bond Portfolio, Core Bond Portfolio, Bond Portfolio and International Bond Portfolio, may invest in preferred stocks.

     Special risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

     Investment strategy. The Portfolios may invest in REITs.

     Special risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

     Investment strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

     Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is not enforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers-dealers, or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

     Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in short-term investments. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding investments in equity and fixed income securities.

     Special risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may incur a capital loss. In addition, a Portfolio may incur a loss in reinvesting the cash collateral it receives.

Short Sales Against-the-Box. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

     Investment strategy. The Balanced, Diversified Growth, Focused Growth, Mid Cap Growth, Small Company Growth, and International Growth Portfolios may make short sales against the box.

     Special risks. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

     Investment strategy. The Fixed Income and Balanced Portfolios may purchase stripped securities.

     Special risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Portfolio's total returns.

Temporary Investments. Short-term obligations refer to U.S. government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Portfolio.

     Investment strategy. Each Portfolio may invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or as a temporary defensive measure in response to adverse market or economic conditions (except for the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios which generally will not invest in these securities as part of a temporary defensive strategy to protect against potential stock market declines).

     Special risks. A Portfolio may not achieve its investment objective when its assets are invested in short-term obligations and a Portfolio may have a lower total return during these periods.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations. With the exception of the U.S. Treasury Index Portfolio, each Portfolio also may invest in obligations issued or guaranteed by U.S. government agencies and instrumentalities.

     Special risks. Not all U.S. government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.


     Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Portfolio.

     Special risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

Warrants. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

     Investment strategy. The Balanced, Diversified Growth, Focused Growth, International Growth, Small Company Growth, Mid Cap Growth, Small Company Index and International Equity Index Portfolios may purchase warrants and similar rights. A Portfolio may also purchase bonds that are issued in tandem with warrants.

     Special risks. Warrants are derivative instruments that present risks similar to options.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

     Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

     Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

     Investment strategy. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

     Special risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Disclaimers

The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman, nor does Lehman guarantee the accuracy and/or completeness of the Lehman Index or any data included therein. Lehman makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any person or any entity from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein.

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500(R) Index or any data included therein.

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the EAFE(R) Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any person or any entity from the use of the EAFE(R) Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the EAFE(R) Index or any data included therein.

The Small Company Index Portfolio is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any person or any entity from the use of the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell 2000 Index or any data included therein.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

Financial Information


The financial highlights tables are intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by __________, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge.

Financial Highlights                                 [TO BE UPDATED]
For the Years Ended November 30,

U.S. Government Securities Portfolio
------------------------------------


                                                                                           Class A

                                                                For the      For the       For the      For the      For the
                                                              Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
Year Ended
                                                                 2001          2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $ 19.48    $  20.27     $   19.99      $ 20.07
Income (loss) from investment operations:
                   Net investment income                                        1.14        0.99          1.17         1.21
   Net realized and unrealized gain (loss)                                      0.18       (0.51)         0.26        (0.07)
 Total income from investment operations                                        1.32        0.48          1.43         1.14

Distributions to shareholders:
                   Net investment income                                       (1.13)      (0.98)        (1.15)       (1.22)
                       Net realized gains                                      (0.29)         --            --
     Total distributions to shareholders                                       (1.13)      (1.27)        (1.15)       (1.22)
                Net increase (decrease)                                         0.19       (0.79)         0.28        (0.08)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $ 19.67    $  19.48     $   20.27      $ 19.99
Total return (a)                                                                7.03%       2.43%         7.36%        5.93%
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements                                    0.36%       0.36%         0.36%        0.36%
 Expenses, before waivers and reimbursements                                    0.81%       0.77%         0.86%        0.85%
     Net investment income, net of waivers
                      and reimbursements                                        5.87%       5.14%         6.01%        5.86%
    Net investment income, before waivers
                      and reimbursements                                        5.42%       4.73%         5.51%        5.37%
                   Portfolio turnover rate                                    139.01%       0.70%       115.55%       95.73%
Net assets at end of year (in thousands)                                     $90,182    $ 87,699     $  48,317      $43,073
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Class D

                                                           For the      For the     For the       For the       For the
                                                          Year Ended  Year Ended  Year Ended     Year Ended   Year Ended

                                                             2001        2000         1999          1998          1997

-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                     $ 19.43      $ 20.22      $  19.94      $  20.03
Income (loss) from investment operations:
                   Net investment income                                  1.08         0.93          1.08          1.16
   Net realized and unrealized gain (loss)                                0.17        (0.53)         0.28         (0.10)
 Total income from investment operations                                  1.25         0.40          1.36          1.06

Distributions to shareholders:
                   Net investment income                                 (1.06)       (0.90)        (1.08)        (1.15)
                       Net realized gains                                (0.29)          --            --            --
     Total distributions to shareholders                                 (1.06)       (1.19)        (1.08)        (1.15)
                Net increase (decrease)                                   0.19        (0.79)         0.28         (0.09)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                           $ 19.62      $ 19.43      $  20.22      $  19.94
Total return (a)                                                          6.65%        1.95%         6.96%         5.52%
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements                              0.75%        0.75%         0.75%         0.75%
 Expenses, before waivers and reimbursements                              1.20%        1.16%         1.25%         1.24%
     Net investment income, net of waivers
                      and reimbursements                                  5.48%        4.75%         5.55%         5.50%
    Net investment income, before waivers
                      and reimbursements                                  5.03%        4.34%         5.05%         5.01%

                   Portfolio turnover rate                              139.01%       50.70%       115.55%        95.73%

Net assets at end of year (in thousands)                               $   876      $   810      $  1,224      $    312
---------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

Financial Highlights                        [TO BE UPDATED]
For the Years Ended November 30,

Short-Intermediate Bond Portfolio
---------------------------------


                                                                             Class A

                                                For the         For the      For the         For the        For the      For the
                                              Year Ended      Year Ended    Year Ended      Year Ended     Year Ended   Year Ended
                                                 2001            2000         1999             1998           1997         2001
Net asset value, beginning of year                        $       18.50    $      20.03     $     20.36     $     20.70

Income (loss) from investment operations:
   Net investment income                                           1.36            1.79            1.84            1.46

   Net realized and unrealized loss                               (0.13)          (1.36)          (0.36)          (0.29)

Total income from investment operations                            1.23            0.43            1.48            1.17


------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                          (1.45)          (1.69)          (1.78)          (1.46)

   Net realized gains                                             (0.27)          (0.03)          (0.05)                       --
Total distributions to shareholders                               (1.45)          (1.96)          (1.81)          (1.51)

Net decrease                                                      (0.22)          (1.53)          (0.33)          (0.34)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                              $       18.28    $      18.50     $     20.03     $     20.36

Total return (a)                                                   7.01%           2.25%           7.50%           5.95%

Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                     0.36%           0.36%           0.36%           0.36%

   Expenses, before waivers and reimbursements                     0.77%           0.76%           0.76%           0.81%

   Net investment income, net of waivers
     and reimbursements                                            7.56%           9.35%           9.61%           7.68%

   Net investment income, before waivers and
     reimbursements                                                7.15%           8.95%           9.21%           7.23%

Portfolio turnover rate                                           48.97%          88.29%          89.97%          48.49%

Net assets at end of year (in thousands)                  $     248,054    $    184,382     $   182,999     $   201,457
------------------------------------------------------------------------------------------------------------------------------------


                                                                        Class D

                                                           For the      For the     For the     For the
                                                          Year Ended   Year Ended  Year Ended  Year Ended
                                                            2000(b)      1999(b)      1998       1997
Net asset value, beginning of year                        $   18.45  $    19.97  $    20.31  $    20.66

Income (loss) from investment operations:
   Net investment income                                       1.31        1.79        1.78        1.43

   Net realized and unrealized loss                           (0.16)      (1.43)      (0.40)      (0.34)


Total income from investment operations                        1.15        0.36        1.38        1.09

------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:

   Net investment income                                      (1.36)      (1.61)      (1.69)      (1.39)


   Net realized gains                                         (0.27)      (0.03)      (0.05)

Total distributions to shareholders                           (1.36)      (1.88)      (1.72)      (1.44)


Net decrease                                                  (0.21)      (1.52)      (0.34)      (0.35)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                              $   18.24  $    18.45  $    19.97  $    20.31

Total return (a)                                               6.59%       1.84%       7.08%       5.54%

Ratio to average net assets of:

   Expenses, net of waivers and reimbursements                 0.75%       0.75%       0.75%       0.75%

   Expenses, before waivers and reimbursements                 1.16%       1.15%       1.15%       1.20%

   Net investment income, net of waivers
     and reimbursements                                        7.17%       8.96%       9.31%       7.48%

   Net investment income, before waivers and
     reimbursements                                            6.76%       8.56%       8.91%       7.03%

Portfolio turnover rate                                       48.97%      88.29%      89.97%      48.49%

Net assets at end of year (in thousands)                  $      30  $      121  $      824  $      891
------------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the end of the year. Total return is not annualized for periods less than one year.
(b) Financial highlights for the years ended were calculated using the average shares outstanding method.

Financial Highlights                                          [TO BE UPDATED]
For the Years Ended November 30,

Intermediate Bond Portfolio
---------------------------

                                                                                             Class A

                                                                  For the      For the       For the      For the     For the
                                                                Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                                   2001         2000          1999        1998         1997(c)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $  18.98       $  20.15     $  19.89    $  20.00
Income (loss) from investment operations:
   Net investment income                                                         1.26           1.10         1.19        0.38
   Net realized and unrealized gain (loss)                                       0.01          (1.05)        0.27       (0.15)
 Total income from investment operations                                         1.27           0.05         1.46        0.23
--------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:
   Net investment income                                                        (1.26)         (1.10)       (1.20)      (0.34)
   Net realized gains                                                              --          (0.12)          --          --
Total distributions to shareholders                                             (1.26)         (1.22)       (1.20)      (0.34)
Net increase (decrease)                                                          0.01          (1.17)        0.26       (0.11)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                                 $  18.99       $  18.98     $  20.15    $  19.89
Total return (a)                                                                 7.00%          0.25%        7.55%       1.17%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                                   0.37%(e)       0.36%        0.36%       0.36%
   Expenses, before waivers and reimbursements                                   0.94%          0.80%        1.09%       2.28%
   Net investment income, net of waivers and reimbursements                      6.37%          5.65%        6.19%       5.87%
   Net investment income, before waivers and reimbursements                      5.80%          5.21%        5.46%       3.95%
Portfolio turnover rate                                                         60.37%        193.44%       93.40%      56.99%
Net assets at end of year (in thousands)                                     $ 28,950       $ 49,414     $ 30,439    $ 11,997
--------------------------------------------------------------------------------------------------------------------------------

                                                                                      Class D

                                                                 For the      For the       For the      For the
                                                                Year Ended   Year Ended   Year Ended    Year Ended
                                                                   2001         2000         1999         1998(d)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                            $ 18.95      $  20.13     $   20.46
Income (loss) from investment operations:
   Net investment income                                                         1.11          1.06          0.18
   Net realized and unrealized gain (loss)                                       0.09         (1.10)        (0.32)
Total income from investment operations                                          1.20         (0.04)        (0.14)
---------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:
   Net investment income                                                        (1.19)        (1.02)        (0.19)
   Net realized gains                                                              --         (0.12)           --
Total distributions to shareholders                                             (1.19)        (1.14)        (0.19)
Net increase (decrease)                                                          0.01         (1.18)        (0.33)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                                  $ 18.96      $  18.95     $   20.13
Total return (a)                                                                 6.62%        (0.21)%       (0.70)%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                                   0.76%(e)      0.75%         0.75%
   Expenses, before waivers and reimbursements                                   1.33%         1.19%         1.48%
   Net investment income, net of waivers and reimbursements                      5.98%         5.26%         5.69%
   Net investment income, before waivers and reimbursements                      5.41%         4.82%         4.96%
Portfolio turnover rate                                                         60.37%       193.44%        93.40%
Net assets at end of year (in thousands)                                      $    27      $     26     $      41
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(d) For the period October 2, 1998 (Class D shares issue date) through November 30, 1998.
(e) Expense ratio, net of waivers and reimbursements, for the year would have been 0.36% and 0.75% for Class A and D respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

Financial Highlights                                 [TO BE UPDATED]
For the Years Ended November 30,

U.S. Treasury Index Portfolio
-----------------------------


                                                                                         Class A

                                                     For the    For the      For the     For the     For the
                                                   Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                      2001        2000        1999        1998        1997
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $ 20.25       $ 21.77     $ 20.81    $ 20.60
Income (loss) from investment operations:
   Net investment income                                          1.19          1.09        1.23       1.26
   Net realized and unrealized gain (loss)                        0.83         (1.54)       0.97       0.20
   Total income (loss) from investment operations                 2.02         (0.45)       2.20       1.46
-------------------------------------------------------------------------------------------------------------

Distributions to shareholders:
   Net investment income                                         (1.21)        (1.07)      (1.24)     (1.25)
Total distributions to shareholders                              (1.21)        (1.07)      (1.24)     (1.25)
Net increase (decrease)                                           0.81         (1.52)       0.96       0.21
-------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                   $ 21.06       $ 20.25     $ 21.77    $ 20.81
Total return (a)                                                 10.31%        (2.10)%     10.92%      7.44%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                    0.26%         0.26%       0.26%      0.26%
   Expenses, before waivers and reimbursements                    0.84%         0.77%       0.77%      0.82%
   Net investment income, net of
     waivers and reimbursements                                   5.86%         5.24%       5.73%      6.36%
   Net investment income, before
     waivers and reimbursements                                   5.28%         4.73%       5.22%      5.80%
Portfolio turnover rate                                         110.97%        84.77%      69.84%     72.61%
Net assets at end of year (in thousands)                       $34,979       $22,033     $22,085    $33,839
-------------------------------------------------------------------------------------------------------------

                                                                              Class C

                                                      For the     For the     For the     For the
                                                    Year Ended  Year Ended  Year Ended  Year Ended
                                                       2001       2000(c)      1999       1998(d)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $ 20.25     $ 21.81      $ 22.28
Income (loss) from investment operations:
   Net investment income                                            1.21        0.96         0.21
   Net realized and unrealized gain (loss)                          0.79       (1.50)       (0.52)
   Total income (loss) from investment operations                   2.00       (0.54)       (0.31)
--------------------------------------------------------------------------------------------------

Distributions to shareholders:
   Net investment income                                           (1.16)      (1.02)       (0.16)
Total distributions to shareholders                                (1.16)      (1.02)       (0.16)
Net increase (decrease)                                             0.84       (1.56)       (0.47)
--------------------------------------------------------------------------------------------------

Net asset value, end of year                                     $ 21.09     $ 20.25      $ 21.81
Total return (a)                                                   10.21%      (2.49)%      (1.39)%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                      0.50%       0.50%        0.50%
   Expenses, before waivers and reimbursements                      1.08%       1.01%        1.01%
   Net investment income, net of
     waivers and reimbursements                                     5.62%       5.00%        5.22%
   Net investment income, before
     waivers and reimbursements                                     5.04%       4.49%        4.71%
Portfolio turnover rate                                           110.97%      84.77%       69.84%
Net assets at end of year (in thousands)                         $   341     $   194      $    17
--------------------------------------------------------------------------------------------------

[TO BE UPDATED]

                                                                                    Class D
                                                     For the        For the         For the           For the          For the
                                                   Year Ended     Year Ended      Year Ended        Year Ended       Year Ended
                                                       2001         2000(c)         1999(c)            1998             1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $20.22          $21.74             $20.77           $20.57

Income (loss) from investment operations:

   Net investment income                                              1.12            1.05               1.13             1.20

   Net realized and unrealized gain (loss)                            0.83           (1.59)              1.00             0.18

   Total income (loss) from investment operations                     1.95           (0.54)              2.13             1.38
--------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:

   Net investment income                                             (1.13)          (0.98)             (1.16)           (1.18)

Total distributions to shareholders                                  (1.13)          (0.98)             (1.16)           (1.18)

Net increase (decrease)                                               0.82           (1.52)              0.97             0.20
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                        $21.04          $20.22             $21.74           $20.77

Total return (a)                                                      9.97%          (2.50)%            10.50%            7.03%

Ratio to average net assets of (b):

   Expenses, net of waivers and reimbursements                        0.65%           0.65%              0.65%            0.65%
   Expenses, before waivers and reimbursements                        1.23%           1.16%              1.16%            1.21%

   Net investment income, net of
     waivers and reimbursements                                       5.47%           4.85%              5.35%            6.07%

   Net investment income, before
     waivers and reimbursements                                       4.89%           4.34%              4.84%            5.51%

Portfolio turnover rate                                             110.97%          84.77%             69.84%           72.61%

Net assets at end of year (in thousands)                            $  117          $  177             $1,721           $1,707
--------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) Financial highlights for the years ended were calculated using the average shares outstanding method.
(d) For the period October 6, 1998 (Class C shares issue date) through November 30, 1998.

Financial Highlights                        [TO BE UPDATED]
For the Year Ended November 30,

Core Bond Portfolio
-------------------

                                                                Class A                     Class C                    Class D
                                                                For the                     For the                    For the
                                                               Year Ended                  Year Ended                 Year Ended
                                                                  2001                        2001                       2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year

Income (loss) from investment operations:

   Net investment income

   Net realized and unrealized gain (loss)

Total income (loss) from investment operations
---------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:

   Net investment income

   Net realized gains

   Return of capital

Total distributions to shareholders

Net increase (decrease)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year

Total return (a)

Ratio to average net assets of:

   Expenses, net of waivers and reimbursements

   Expenses, before waivers and reimbursements

   Net investment income, net of waivers
     and reimbursements

   Net investment income, before waivers
     and reimbursements

Portfolio turnover rate

Net assets at end of year (in thousands)
---------------------------------------------------------------------------------------------------------------------------------

Financial Highlights           [TO BE UPDATED]
For the Years Ended November 30,

Bond Portfolio
--------------

                                                                                                                       Class A

                                                         For the        For the        For the         For the         For the
                                                       Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
                                                          2001           2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                    $    19.31      $  21.61        $  21.08        $  20.77

Income (loss) from investment operations:

   Net investment income                                                    1.37          1.35            1.47            1.34

   Net realized and unrealized gain (loss)                                  0.21         (1.63)           0.62            0.29

Total income (loss) from investment operations                              1.58         (0.28)           2.09            1.63
-----------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:

   Net investment income                                                   (1.40)        (1.34)          (1.44)          (1.32)

   Net realized gains                                                         --         (0.68)          (0.12)             --

   Return of capital                                                          --            --              --              --

Total distributions to shareholders                                        (1.40)        (2.02)          (1.56)          (1.32)

Net increase (decrease)                                                     0.18         (2.30)           0.53            0.31
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                          $    19.49      $  19.31        $  21.61        $  21.08

Total return (a)                                                            8.56%        (1.35)%         10.31%           8.17%

Ratio to average net assets of:

   Expenses, net of waivers and reimbursements                              0.36%         0.36%           0.36%           0.36%

   Expenses, before waivers and reimbursements                              0.74%         0.74%           0.75%           0.77%
   and reimbursements                                                       7.23%         6.95%           7.07%           6.66%

   Net investment income, before waivers
     and reimbursements                                                     6.85%         6.57%           6.68%           6.25%

Portfolio turnover rate                                                   143.72%        72.61%          84.80%          76.30%

Net assets at end of year (in thousands)                              $1,034,495      $879,161        $605,517        $460,514
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Class C

                                                         For the        For the         For the         For the        For the
                                                       Year Ended     Year Ended      Year Ended      Year Ended     Year Ended
                                                          2001          2000(b)          1999            1998           1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                      $ 19.30         $ 21.60         $ 21.07        $ 20.78

Income (loss) from investment operations:

   Net investment income                                                   1.31            1.32            1.42           1.29

   Net realized and unrealized gain (loss)                                 0.22           (1.65)           0.62           0.28

Total income (loss) from investment operations                             1.53           (0.33)           2.04           1.57
-----------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:

   Net investment income                                                  (1.35)          (1.29)          (1.39)         (1.28)

   Net realized gains                                                        --           (0.68)          (0.12)            --

   Return of capital                                                         --              --              --             --

Total distributions to shareholders                                       (1.35)          (1.97)          (1.51)         (1.28)

Net increase (decrease)                                                    0.18           (2.30)           0.53           0.29
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                            $ 19.48         $ 19.30         $ 21.60        $ 21.07

Total return (a)                                                           8.33%          (1.59)%         10.04%          7.88%

Ratio to average net assets of:

   Expenses, net of waivers and reimbursements                             0.60%           0.60%           0.60%          0.60%

   Expenses, before waivers and reimbursements                             0.98%           0.98%           0.99%          1.01%
   and reimbursements                                                      6.99%           6.71%           6.83%          6.39%

   Net investment income, before waivers
     and reimbursements                                                    6.61%           6.33%           6.44%          5.98%

Portfolio turnover rate                                                  143.72%          72.61%          84.80%         76.30%

Net assets at end of year (in thousands)                                $39,868         $62,557         $61,450        $50,554
-----------------------------------------------------------------------------------------------------------------------------------

[TO BE UPDATED]                                                                                    Class D
                                                          For the        For the      For the      For the      For the
                                                        Year Ended     Year Ended   Year Ended   Year Ended   Year Ended
                                                           2001          2000(b)       1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                     $ 19.28        $21.58        $21.05       $20.76
Income (loss) from investment operations:
   Net investment income                                                  1.23          1.31          1.38         1.24
   Net realized and unrealized gain (loss)                                0.23         (1.67)         0.63         0.30
Total income (loss) from investment operations                            1.46         (0.36)         2.01         1.54
--------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:
   Net investment income                                                 (1.27)        (1.26)        (1.36)       (1.25)
   Net realized gains                                                       --         (0.68)        (0.12)          --
   Return of capital                                                        --           --            --            --
Total distributions to shareholders                                      (1.27)        (1.94)        (1.48)       (1.25)
Net increase (decrease)                                                   0.19         (2.30)         0.53         0.29
--------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                           $ 19.47        $19.28        $21.58       $21.05
Total return (a)                                                          7.92%        (1.74)%        9.89%        7.74%
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                            0.75%         0.75%         0.75%        0.75%
   Expenses, before waivers and reimbursements                            1.13%         1.13%         1.14%        1.16%
   Net investment income, net of waivers
     and reimbursements                                                   6.84%         6.56%         6.70%        6.27%
   Net investment income, before waivers
     and reimbursements                                                   6.46%         6.18%         6.31%        5.86%
Portfolio turnover rate                                                 143.72%        72.61%        84.80%       76.30%
Net assets at end of year (in thousands)                               $   144        $1,497        $2,039       $  601
--------------------------------------------------------------------------------------------------------------------------

[(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Financial highlights for the year were calculated using average shares outstanding method.]

Financial Highlights                          [TO BE UPDATED]
For the Years Ended November 30,

International Bond Portfolio
----------------------------

                                                                                                         Class A

                                                                 For the       For the      For the      For the      For the
                                                              Year Ended     Year Ended   Year Ended   Year Ended   Year Ended
                                                                 2001           2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                             $ 18.86      $ 21.35     $ 20.13      $ 22.16
Income (loss) from investment operations:
   Net investment income                                                         (1.38)        0.96        0.98         1.02
   Net realized and unrealized gain (loss)                                        0.26        (2.07)       1.33        (1.70)
Total income (loss) from investment operations                                   (1.12)       (1.11)       2.31        (0.68)
------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:
   Net investment income (a)                                                        --        (1.24)      (0.79)       (1.01)
   Net realized gains                                                               --        (0.14)      (0.30)       (0.34)
Total distributions to shareholders                                                 --        (1.38)      (1.09)       (1.35)
Net increase (decrease)                                                          (1.12)       (2.49)       1.22        (2.03)
------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                                   $ 17.74      $ 18.86     $ 21.35      $ 20.13
Total return (b)                                                                 (5.94)%      (5.76)%     11.85%       (3.02)%
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                                    0.96%        0.96%       0.96%        0.96%
   Expenses, before waivers and reimbursements                                    1.54%        1.44%       1.52%        1.52%
   Net investment income, net of waivers and reimbursements                       3.86%        4.89%       5.27%        5.61%
   Net investment income, before waivers and reimbursements                       3.28%        4.41%       4.71%        5.05%
Portfolio turnover rate                                                         179.26%       17.85%      23.76%       29.29%
Net assets at end of year (in thousands)                                       $28,905      $28,397     $28,568      $26,383
------------------------------------------------------------------------------------------------------------------------------

    (a) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
    (b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the Investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

Financial Highlights                [TO BE UPDATED]
For the Years Ended November 30,

Balanced Portfolio
------------------

                                                                                    Class A

                                                    For the         For the          For the         For the         For the
                                                   Year Ended     Year Ended       Year Ended      Year Ended       Year Ended
                                                      2001           2000             1999             1998             1997
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $ 15.12          $ 14.95          $ 13.59          $ 12.24

Income (loss) from investment operations:

   Net investment income                                              0.40             0.40             0.38             0.38

   Net realized and unrealized gain                                   0.18             1.55             1.81             1.66

Total income from investment operations                               0.58             1.95             2.19             2.04
-------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:

   Net investment income                                             (0.34)           (0.47)           (0.32)           (0.38)

   In excess of net investment income                                   --            (0.01)              --               --

   Net realized gain                                                 (1.67)           (1.30)           (0.51)           (0.31)

Total Distribution to shareholders                                   (2.01)           (1.78)           (0.83)           (0.69)

Net increase (decrease)                                              (1.43)            0.17             1.36             1.35
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                       $ 13.69          $ 15.12          $ 14.95          $ 13.59

Total return (a)                                                      3.98%           14.11%           16.90%           17.29%

Ratio to average net assets of (b):

   Expenses, net of waivers and reimbursements                        0.61%            0.61%            0.61%            0.61%

   Expenses, before waivers and reimbursements                        1.07%            0.99%            1.04%            1.11%

   Net investment income, net of waivers
     and reimbursements                                               2.83%            2.69%            2.83%            2.99%

   Net investment income, before waivers
     and reimbursements                                               2.37%            2.31%            2.40%            2.49%

Portfolio turnover rate                                              85.81%           77.19%           67.16%           59.06%

Net assets at end of year (in thousands)                           $73,006          $76,884          $61,969          $51,475
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Class C

                                                     For the        For the          For the         For the          For the
                                                   Year Ended     Year Ended       Year Ended      Year Ended       Year Ended
                                                      2001           2000            1999(c)          1998            1997
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $ 15.13           $ 14.91         $ 13.56          $ 12.24

Income (loss) from investment operations:

   Net investment income                                              0.36              0.34            0.37             0.36

   Net realized and unrealized gain                                   0.18              1.60            1.78             1.64

Total income from investment operations                               0.54              1.94            2.15             2.00
-------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders:

   Net investment income                                             (0.31)            (0.42)          (0.29)           (0.37)

   In excess of net investment income                                   --                --              --               --

   Net realized gain                                                 (1.67)            (1.30)          (0.51)           (0.31)

Total Distribution to shareholders                                   (1.98)            (1.72)          (0.80)           (0.68)

Net increase (decrease)                                              (1.44)             0.22            1.35             1.32
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                       $ 13.69           $ 15.13         $ 14.91          $ 13.56

Total return (a)                                                      3.72%            14.03%          16.61%           17.00%

Ratio to average net assets of (b):

   Expenses, net of waivers and reimbursements                        0.85%             0.85%           0.85%            0.85%

   Expenses, before waivers and reimbursements                        1.31%             1.23%           1.28%            1.35%

   Net investment income, net of waivers
     and reimbursements                                               2.59%             2.45%           2.58%            2.75%

   Net investment income, before waivers
     and reimbursements                                               2.13%             2.07%           2.15%            2.25%

Portfolio turnover rate                                              85.81%            77.19%          67.16%           59.06%

Net assets at end of year (in thousands)                           $   905           $   805         $ 5,459          $ 4,587
-------------------------------------------------------------------------------------------------------------------------------

                                                                                            Class D

                                                     For the      For the      For the      For the      For the
                                                   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                       2001        2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $15.06       $14.88       $13.54       $12.23
Income (loss) from investment operations:
   Net investment income                                             0.34         0.36         0.40         0.34
   Net realized and unrealized gain                                  0.18         1.53         1.72         1.64
Total income from investment operations                              0.52         1.89         2.12         1.98
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                            (0.30)       (0.41)       (0.27)       (0.36)
   In excess of net investment income                                  --           --           --           --
   Net realized gain                                                (1.67)       (1.30)       (0.51)       (0.31)
Total distributions to shareholders                                 (1.97)       (1.71)       (0.78)       (0.67)
Net increase (decrease)                                             (1.45)        0.18         1.34         1.31
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $13.61       $15.06       $14.88       $13.54
Total return (a)                                                     3.56%       13.73%       16.45%       16.82%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                       1.00%        1.00%        1.00%        1.00%
   Expenses, before waivers and reimbursements                       1.46%        1.38%        1.43%        1.50%
   Net investment income, net of waivers
     and reimbursements                                              2.44%        2.30%        2.44%        2.60%
   Net investment income, before waivers
     and reimbursements                                              1.98%        1.92%        2.01%        2.10%
Portfolio turnover rate                                             85.81%       77.19%       67.16%       59.06%
Net assets at end of year (in thousands)                           $  487       $  405       $  752       $  322
------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) Financial highlights for the year ended were calculated using the average shares outstanding method.

Financial Highlights                                 [TO BE UPDATED]
For the Years Ended November 30,

Equity Index Portfolio
----------------------


                                                                                       Class A

                                                For the      For the      For the      For the      For the
                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $  25.34    $    22.69   $    20.09     $  16.79
Income (loss) from investment operations:
   Net investment income                                        0.27          0.28         0.28         0.30
   Net realized and unrealized gain (loss)                     (1.25)         4.13         4.02         4.13
Total income (loss) from investment operations                 (0.98)         4.41         4.30         4.43
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                       (0.23)        (0.32)       (0.26)       (0.30)
   In excess of net investment income                             --         (0.01)          --           --
   Net realized gain                                           (2.55)        (1.43)       (1.44)       (0.83)
Total distributions to shareholders                            (2.78)        (1.76)       (1.70)       (1.13)
Net increase (decrease)                                        (3.76)         2.65         2.60         3.30
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                $  21.58    $    25.34   $    22.69     $  20.09
Total return (a)                                               (4.57)%       20.53%       23.39%       27.93%
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                  0.21%         0.21%        0.21%        0.22%
   Expenses, before waivers and reimbursements                  0.45%         0.44%        0.46%        0.46%
   Net investment income, net of waivers
     and reimbursements                                         1.10%         1.19%        1.36%        1.66%
   Net investment income, before waivers
     and reimbursements                                         0.86%         0.96%        1.11%        1.42%
Portfolio turnover rate                                         8.49%        12.81%       15.26%       18.96%
Net assets at end of year (in thousands)                    $999,478    $1,368,157   $1,175,112     $844,065
-------------------------------------------------------------------------------------------------------------

                                                                                 Class C

                                                       For the      For the      For the       For the      For the
                                                     Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                        2001         2000         1999          1998         1997
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $ 25.28      $  22.64      $  20.05      $ 16.79
Income (loss) from investment operations:
   Net investment income                                              0.21          0.22          0.24         0.26
   Net realized and unrealized gain (loss)                           (1.23)         4.12          4.01         4.11
Total income (loss) from investment operations                       (1.02)         4.34          4.25         4.37
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                             (0.19)        (0.21)        (0.22)       (0.28)
   In excess of net investment income                       --          --         (0.06)           --           --
   Net realized gain                                                 (2.55)        (1.43)        (1.44)       (0.83)
Total distributions to shareholders                                  (2.74)        (1.70)        (1.66)       (1.11)
Net increase (decrease)                                              (3.76)         2.64          2.59         3.26
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $ 21.52      $  25.28      $  22.64      $ 20.05
Total return (a)                                                     (4.77)%       20.23%        23.09%       27.64%
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                        0.45%         0.45%         0.45%        0.46%
   Expenses, before waivers and reimbursements                        0.69%         0.68%         0.70%        0.70%
   Net investment income, net of waivers
     and reimbursements                                               0.86%         0.95%         1.12%        1.42%
   Net investment income, before waivers
     and reimbursements                                               0.62%         0.72%         0.87%        1.18%
Portfolio turnover rate                                               8.49%        12.81%        15.26%       18.96%
Net assets at end of year (in thousands)                           $91,522      $113,588      $111,991      $82,982
---------------------------------------------------------------------------------------------------------------------

                                                                                            Class D
[TO BE UPDATED]
                                                     For the      For the      For the      For the      For the
                                                   Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                      2001          2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $ 25.25      $ 22.58      $ 20.00      $ 16.77
Income (loss) from investment operations:
   Net investment income                                             0.17         0.16         0.21         0.26
   Net realized and unrealized gain (loss)                          (1.23)        4.15         4.00         4.07
Total income (loss) from investment operations                      (1.06)        4.31         4.21         4.33
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                            (0.16)       (0.14)       (0.19)       (0.27)
   Net realized gain                                                (2.55)       (1.43)       (1.44)       (0.83)
Total distributions to shareholders                                 (2.71)       (1.64)       (1.63)       (1.10)
Net increase (decrease)                                             (3.77)        2.67         2.58         3.23
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $ 21.48      $ 25.25      $ 22.58      $ 20.00
Total return (a)                                                    (4.93)%      20.15%       22.90%       27.45%
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.60%        0.60%        0.60%        0.61%
   Expenses, before waivers and reimbursements                       0.84%        0.83%        0.85%        0.85%
   Net investment income, net of waivers
     and reimbursements                                              0.71%        0.80%        0.97%        1.27%
   Net investment income, before waivers
     and reimbursements                                              0.47%        0.57%        0.72%        1.03%
Portfolio turnover rate                                              8.49%       12.81%       15.26%       18.96%
Net assets at end of year (in thousands)                          $ 9,904      $16,397      $31,703      $30,650
-----------------------------------------------------------------------------------------------------------------


(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

Financial Highlights                [TO BE UPDATED]
For the Years Ended November 30,

Diversified Growth Portfolio
----------------------------


                                                                                                         Class A

                                           For the      For the         For the          For the         For the
                                         Year Ended   Year Ended      Year Ended       Year Ended      Year Ended
                                            2001         2000            1999             1998             1997
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $       19.79       $     17.76     $       16.20    $     14.36
Income (loss) from investment operations:
   Net investment income (loss)                            0.01              0.07              0.07           0.11
   Net realized and unrealized gain                        0.08              3.95              3.46           3.33
Total income from investment operations                    0.09              4.02              3.53           3.44
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                  (0.07)            (0.07)            (0.11)         (0.14)
   In excess of net investment income                        --                --                --             --
   Net realized gain                                      (4.45)            (1.92)            (1.86)         (1.46)
Total distributions to shareholders                       (4.52)            (1.99)            (1.97)         (1.60)
Net increase (decrease)                                   (4.43)             2.03              1.56           1.84
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $       15.36       $     19.79     $       17.76    $     16.20
Total return (a)                                          (0.47)%           24.66%            25.22%         27.06%
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements             0.69 %(b)         0.67%(b)          0.66%          0.67%(b)
   Expenses, before waivers and reimbursements             1.01 %            0.96%             0.96%          1.03%
   Net investment income, net of waivers
     and reimbursements                                    0.06 %            0.33%             0.45%          0.76%
   Net investment income (loss), before waivers
     and reimbursements                                   (0.26)%            0.04%             0.15%          0.40%
Portfolio turnover rate                                   63.39 %           67.47%            37.74%         45.53%
Net assets at end of year (in thousands)          $     111,612       $   189,077     $     177,947    $   158,383
----------------------------------------------------------------------------------------------------------------------

                                                                                    Class D

                                                    For the     For the         For the          For the          For the
                                                  Year Ended   Year Ended      Year Ended      Year Ended        Year Ended
                                                     2001        2000(c)        1999(c)          1998              1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $    19.49     $    17.53     $      16.03       $    14.26
Income (loss) from investment operations:
   Net investment income (loss)                                     (0.05)            --             0.03             0.09
   Net realized and unrealized gain                                  0.07           3.89             3.40             3.27
Total income from investment operations                              0.02           3.89             3.43             3.36
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:

   Net investment income                                            (0.04)            --            (0.07)           (0.13)
   In excess of net investment income                                  --          (0.01)              --               --
   Net realized gain                                                (4.45)         (1.92)           (1.86)           (1.46)
Total distributions to shareholders                                 (4.49)         (1.93)           (1.93)           (1.59)
Net increase (decrease)                                             (4.47)          1.96             1.50             1.77
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $    15.02     $    19.49     $      17.53       $    16.03
Total return (a)                                                    (0.88)%        24.09%           24.73%           26.60%
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       1.08%(b)       1.06%(b)         1.05%            1.06%(b)
   Expenses, before waivers and reimbursements                       1.40%          1.35%            1.35%            1.42%
   Net investment income, net of waivers
     and reimbursements                                             (0.33)%        (0.06)%           0.06%            0.37%
   Net investment income (loss), before waivers
     and reimbursements                                             (0.65)%        (0.35)%          (0.24)%           0.01%
Portfolio turnover rate                                             63.39%         67.47%           37.74%           45.53%
Net assets at end of year (in thousands)                       $      515     $      476     $      1,122       $      696
------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Expenses ratio, net of waivers and reimbursements, for the years would have been 0.66% and 1.05% for Class A and D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against line of credit.
(c) Financial highlights for the years ended were calculated using average shares outstanding method.

Financial Highlights                                     [TO BE UPDATED]
For the Years Ended November 30,

Focused Growth Portfolio
------------------------


                                                                                                Class A

                                                  For the       For the       For the      For the      For the
                                                Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                                   2001          2000          1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $  20.41      $  16.39     $  16.20     $  14.48
Income (loss) from investment operations:
   Net investment income (loss)                                   (0.09)           --        (0.01)        0.05
   Net realized and unrealized gain                                0.44          5.28         3.10         3.37
Total income from investment operations                            0.35          5.28         3.09         3.42
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                             --            --        (0.05)       (0.02)
   Net realized gain                                              (3.08)        (1.26)       (2.85)       (1.68)
Total distributions to shareholders                               (3.08)        (1.26)       (2.90)       (1.70)
Net increase (decrease)                                           (2.73)         4.02         0.19         1.72
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $  17.68      $  20.41     $  16.39     $  16.20
Total return (a)                                                   1.17%        34.23%       24.03%       27.05%
Ratio to average net assets of (c):
   Expenses, net of waivers and reimbursements                     0.92%(b)      0.92%(b)     0.92%(b)     0.92%(b)
    Expenses, before waivers and reimbursements                    1.27%         1.26%        1.29%        1.34%
   Net investment income (loss), net of waivers
     and reimbursements                                           (0.49)%       (0.26)%      (0.04)%       0.30%
   Net investment loss, before waivers
     and reimbursements                                           (0.84)%       (0.60)%      (0.41)%      (0.12)%
Portfolio turnover rate                                          129.05%       110.80%       79.11%      108.29%
Net assets at end of year (in thousands)                       $226,975      $180,557     $123,380     $115,802
-------------------------------------------------------------------------------------------------------------------

                                                                                    Class C

                                                          For the      For the      For the       For the      For the
                                                        Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                           2001        2000(d)       1999          1998         1997
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                     $ 20.30      $ 16.34       $ 16.16      $ 14.47
Income (loss) from investment operations:
   Net investment income (loss)                                          (0.14)       (0.03)        (0.05)        0.01
   Net realized and unrealized gain                                       0.45         5.25          3.09         3.37
Total income from investment operations                                   0.31         5.22          3.04         3.38
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                                    --           --         (0.01)       (0.01)
   Net realized gain                                                     (3.08)       (1.26)        (2.85)       (1.68)
Total distributions to shareholders                                      (3.08)       (1.26)        (2.86)       (1.69)
Net increase (decrease)                                                  (2.77)        3.96          0.18         1.69
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                           $ 17.53      $ 20.30       $ 16.34      $ 16.16
Total return (a)                                                          0.94%       33.95%        23.73%       26.75%
Ratio to average net assets of (c):
   Expenses, net of waivers and reimbursements                            1.16%(b)     1.16%(b)      1.16%(b)     1.16%(b)
   Expenses, before waivers and reimbursements                            1.51%        1.50%         1.53%        1.58%
   Net investment income (loss), net of waivers
     and reimbursements                                                  (0.73)%      (0.50)%       (0.29)%       0.06%
   Net investment loss, before waivers
     and reimbursements                                                  (1.08)%      (0.84)%       (0.66)%      (0.36)%
Portfolio turnover rate                                                 129.05%      110.80%        79.11%      108.29%
Net assets at end of year (in thousands)                               $11,442      $11,183       $ 8,719      $ 8,325
------------------------------------------------------------------------------------------------------------------------

                                                                                            Class D

                                                     For the      For the      For the      For the      For the
                                                   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                      2001        2000(d)       1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $ 20.00     $  16.14      $ 16.01     $  14.37
Income (loss) from investment operations:
   Net investment income (loss)                                    (0.18)       (0.02)       (0.05)        0.03
   Net realized and unrealized gain                                 0.46         5.14         3.04         3.30
Total income from investment operations                             0.28         5.12         2.99         3.33
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                              --           --        (0.01)       (0.01)
   Net realized gain                                               (3.08)       (1.26)       (2.85)       (1.68)
Total distributions to shareholders                                (3.08)       (1.26)       (2.86)       (1.69)
Net increase (decrease)                                            (2.80)        3.86         0.13         1.64
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $ 17.20     $  20.00      $ 16.14     $  16.01
Total return (a)                                                    0.78%       33.74%       23.60%       26.52%
Ratio to average net assets of (c):
   Expenses, net of waivers and reimbursements                      1.31%(b)     1.31%(b)     1.31%(b)     1.31%(b)
   Expenses, before waivers and reimbursements                      1.66%        1.65%        1.68%        1.73%
   Net investment income (loss), net of waivers
     and reimbursements                                            (0.88)%      (0.65)%      (0.44)%      (0.09)%
   Net investment loss, before waivers
     and reimbursements                                            (1.23)%      (0.99)%      (0.81)%      (0.51)%
Portfolio turnover rate                                           129.05%      110.80%       79.11%      108.29%
Net assets at end of year (in thousands)                         $   643     $    514      $ 1,779     $  1,206
--------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Expenses ratio, net of waivers and reimbursements, for the years would have been 0.91%, 1.15% and 1.30% for Class A, C and D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against line of credit.
(c)  Annualized for periods less than a full year.
(d) Financial highlights for the year ended were calculated using the average shares outstanding method.

Financial Highlights                        [TO BE UPDATED]
For the Years Ended November 30,

Mid Cap Growth Portfolio
------------------------

                                                                          Class A                          Class D
                                                                  For the          For the         For the         For the
                                                                Year Ended        Year Ended      Year Ended      Year Ended
                                                                   2001             2000(c)          2001(e)        2000(f)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                                 $  10.00
Income (loss) from investment operations:
   Net investment loss                                                                (0.01)
   Net realized and unrealized gain                                                    0.34
Total income from investment operations                                                0.33
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                                                 --
   Net realized gain                                                                     --
Total distributions to shareholders                                                      --
Net increase                                                                           0.33
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                       $  10.33
Total return (a)                                                                       3.30%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                                         0.93%(d)
   Expenses, before waivers and reimbursements                                         2.08%
   Net investment loss, net of waivers
     and reimbursements                                                               (0.26)%
   Net investment loss, before waivers
     and reimbursements                                                               (1.41)%
Portfolio turnover rate                                                              208.25%
Net assets at end of year (in thousands)                                           $ 37,096
-------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) For the period commencing after the close of business December 31, 1999 through November 30, 2000.
(d) Expense ratios, net of waivers and reimbursements for the period ended would have been 0.91% absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
(e)  For the period April 4, 2001 through November 30, 2001.
(f)  For the period January 29, 2001 through November 30, 2001.

Financial Highlights                [TO BE UPDATED]
For the Years Ended November 30,

Small Company Index Portfolio
-----------------------------

                                                                               Class A

                                                    For the       For the      For the       For the      For the
                                                   Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                                      2001          2000         1999         1998          1997
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $   13.14     $   13.02     $   15.05    $   13.97
Income (loss) from investment operations:
   Net investment income                                              0.14          0.12          0.13         0.15
Total income (loss) from investment operations                       (0.09)         1.73         (1.00)        2.84
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:

   Net investment income                                             (0.13)        (0.10)        (0.14)       (0.17)
   Net realized gain                                                 (1.54)        (1.51)        (0.89)       (1.59)
Total distributions to shareholders                                  (1.67)        (1.61)        (1.03)       (1.76)
Net increase (decrease)                                              (1.76)         0.12         (2.03)        1.08
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $   11.38     $   13.14     $   13.02    $   15.05
Total return (a)                                                     (1.12)%       14.97%        (7.02)%      23.06%
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                        0.31%         0.34%(c)      0.31%        0.32%(c)
   Expenses, before waivers and reimbursements                        0.66%         0.81%         0.74%        0.68%
   Net investment income, net of waivers
     and reimbursements                                               1.19%         1.27%         1.19%        1.22%
   Net investment income, before waivers
     and reimbursements                                               0.84%         0.80%         0.76%        0.86%
Portfolio turnover rate                                              62.38%       101.01%        59.21%       42.66%
Net assets at end of year (in thousands)                         $ 243,169     $ 200,404     $ 139,100    $ 147,887
----------------------------------------------------------------------------------------------------------------------

                                                                               Class D

                                                    For the      For the       For the      For the      For the
                                                   Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                                  2000(b)        1999         1998         1997
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $  13.01      $  12.94     $  15.01     $  13.96
Income (loss) from investment operations:
   Net investment income                                             0.08          0.10         0.11         0.17
Total income (loss) from investment operations                      (0.16)         1.62        (1.08)        2.79
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                            (0.11)        (0.04)       (0.10)       (0.15)
   Net realized gain                                                (1.54)        (1.51)       (0.89)       (1.59)
Total distributions to shareholders                                 (1.65)        (1.55)       (0.99)       (1.74)
Net increase (decrease)                                             (1.81)         0.07        (2.07)        1.05
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $  11.20      $  13.01     $  12.94     $  15.01
Total return (a)                                                    (1.76)%       14.13%       (7.58)%      22.68%
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.70%         0.73%(c)     0.70%        0.71%(c)
   Expenses, before waivers and reimbursements                       1.05%         1.20%        1.13%        1.07%
   Net investment income, net of waivers
     and reimbursements                                              0.80%         0.88%        0.80%        0.76%
   Net investment income, before waivers
     and reimbursements                                              0.45%         0.41%        0.37%        0.40%
Portfolio turnover rate                                             62.38%       101.01%       59.21%       42.66%
Net assets at end of year (in thousands)                         $    103      $    446     $    855     $    690
----------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Financial Highlights for the year ended were calculated using the average shares outstanding method.
(c) Expense ratios, net of waivers and reimbursement, for the years ended would have been 0.31% and 0.70% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.

Financial Highlights                                 [TO BE UPDATED]
For the Years Ended November 30,

Small Company Growth Portfolio
------------------------------

                                                                        For the      For the
                                                                      Year Ended   Year Ended
                                                                         2001        2000(c)
------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                                   $ 10.00
Income (loss) from investment operations:
   Net investment income                                                                0.01
   Net realized and unrealized loss                                                    (0.59)
Total income (loss) from investment operations                                         (0.58)
------------------------------------------------------------------------------------------------

Distributions to shareholders:
   Net investment income                                                                  --
   Net realized gain                                                                      --
Total distributions to shareholders                                                       --
Net decrease                                                                           (0.58)
------------------------------------------------------------------------------------------------

Net asset value, end of year                                                         $  9.42
Total return (a)                                                                       (5.80)%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                                          0.91%
   Expenses, before waivers and reimbursements                                          1.98%
   Net investment loss, net of waivers and reimbursements                              (0.15)%
   Net investment loss, before waivers and reimbursements                              (1.22)%
Portfolio turnover rate                                                               375.29%
Net assets at end of year (in thousands)                                             $38,197
------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) For the period December 1, 1999 (commencement of operations) through November 30, 2000.

Financial Highlights
For the Years Ended November 30,

International Equity Index Portfolio                     [TO BE UPDATED]
------------------------------------------------------------------------


                                                                                    Class A

                                                     For the     For the      For the      For the      For the
                                                   Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                      2001        2000         1999         1998        1997(c)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                              $ 13.50      $ 11.98      $ 10.55      $ 10.00
Income (loss) from investment operations:
   Net investment income                                           0.14         0.23         0.14         0.10
   Net realized and unrealized gain (loss)                        (1.36)        2.07         1.46         0.45
Total income (loss) from investment operations                    (1.22)        2.30         1.60         0.55
----------------------------------------------------------------------------------------------------------------

Distributions to shareholders:
   Net investment income                                          (0.11)       (0.23)       (0.17)          --
   In excess of net investment income                                --        (0.01)          --           --
   Net realized gain                                              (0.77)       (0.54)          --           --
Total distributions to shareholders                               (0.88)       (0.78)       (0.17)          --
Net increase (decrease)                                           (2.10)        1.52         1.43         0.55

----------------------------------------------------------------------------------------------------------------

Net asset value, end of year                                    $ 11.40      $ 13.50      $ 11.98      $ 10.55
Total return (a)                                                  (9.87)%      20.32%       15.50%        5.45%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                     0.52%(e)     0.53%(e)     0.55%(e)     0.51%
   Expenses, before waivers and reimbursements                     0.89%        0.91%        1.00%        1.08%
   Net investment income (loss), net of waivers
     and reimbursements                                            1.15%        1.21%        1.36%        1.75%
   Net investment income (loss), before waivers
     and reimbursements                                            0.78%        0.83%        0.91%        1.18%
Portfolio turnover rate                                           41.65%       45.97%       41.53%        8.16%
Net assets at end of year (in thousands)                        $87,563      $56,479      $44,940      $34,244
----------------------------------------------------------------------------------------------------------------

                                                                Class D

                                                      For the     For the      For the    For the
                                                    Year Ended  Year Ended   Year Ended  Year Ended
                                                       2001        2000         1999       1998(d)
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $ 13.40      $ 11.97     $  9.88
Income (loss) from investment operations:
   Net investment income                                            0.09         0.12          --
   Net realized and unrealized gain (loss)                         (1.43)        2.08        2.09
Total income (loss) from investment operations                     (1.34)        2.20        2.09
---------------------------------------------------------------------------------------------------

Distributions to shareholders:
   Net investment income                                           (0.06)       (0.11)         --
   In excess of net investment income                                 --        (0.12)         --
   Net realized gain                                               (0.77)       (0.54)
Total distributions to shareholders                                (0.83)       (0.77)         --
Net increase (decrease)                                            (2.17)        1.43

---------------------------------------------------------------------------------------------------

Net asset value, end of year                                     $ 11.23      $ 13.40     $ 11.97
Total return (a)                                                  (10.83)%      19.48%      21.15%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                      0.91%(e)     0.92%(e)    0.94%(e)
   Expenses, before waivers and reimbursements                      1.28%        1.30%       1.39%
   Net investment income (loss), net of waivers
     and reimbursements                                             0.76%        0.82%      (0.11)%
   Net investment income (loss), before waivers
     and reimbursements                                             0.39%        0.44%      (0.56)%
Portfolio turnover rate                                            41.65%       45.97%      41.53%
Net assets at end of year (in thousands)                         $    13      $    14     $    12
---------------------------------------------------------------------------------------------------


(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) For the period April 1, 1997 (commencement of operations) through November 30, 1997. (d) For the period October 5, 1998 (Class D Shares issue date) through November 30, 1998.
(e) Expense ratios, net of waivers and reimbursements for the periods ended would have been 0.51% and 0.90% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.

Financial Highlights                        [TO BE UPDATED]
For the Years Ended November 30,

International Growth Portfolio
------------------------------


                                                                                       Class A
                                                  For the     For the      For the     For the     For the
                                                Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                   2001        2000         1999        1998        1997
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $  14.07     $  11.78    $ 10.52     $  10.63
Income (loss) from investment operations:
   Net investment income                                         0.04         0.33       0.09         0.11
   Net realized and unrealized gain (loss)                      (0.44)        2.94       1.90         0.31
Total income (loss) from investment operations                  (0.40)        3.27       1.99         0.42
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income                                        (0.05)       (0.22)     (0.16)       (0.08)
   Net realized gain                                            (2.40)       (0.76)     (0.57)       (0.45)
Total distributions to shareholders                             (2.45)       (0.98)     (0.73)       (0.53)
Net increase (decrease)                                         (2.85)        2.29       1.26        (0.11)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $  11.22     $  14.07    $ 11.78     $  10.52
Total return (a)                                                (4.26)%      30.07%     20.44%        4.21%
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   1.06%        1.06%      1.06%        1.06%
   Expenses, before waivers and reimbursements                   1.33%        1.31%      1.31%        1.37%
   Net investment income, net of waivers
     and reimbursements                                          0.56%        0.92%      0.89%        0.97%
   Net investment income, before waivers
     and reimbursements                                          0.29%        0.67%      0.64%        0.66%
Portfolio turnover rate                                                     171.93%    168.10%      160.13%
Net assets at end of year (in thousands)                     $151,426     $147,689    $11,594     $106,774
-----------------------------------------------------------------------------------------------------------

                                                                    Class D*
                                                       For the       For the      For the     For the     For the
                                                     Year Ended    Year Ended   Year Ended  Year Ended  Year Ended
                                                        2001         2000(b)       1999        1998        1997
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year
Income (loss) from investment operations:
   Net investment income
   Net realized and unrealized gain (loss)
Total income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income
   Net realized gain
Total distributions to shareholders
Net increase (decrease)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year
Total return (a)
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements
   Expenses, before waivers and reimbursements
   Net investment income, net of waivers
     and reimbursements
   Net investment income, before waivers
     and reimbursements
Portfolio turnover rate                              154.62%
Net assets at end of year (in thousands)
------------------------------------------------------------------------------------------------------------------


(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  For the period June 15, 2001 through November 30, 2001.

___________________
* There were no Class D shares outstanding for the period August 23, 1999 through June 18, 2001.

For More Information

Annual/Semiannual Report

Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

Statement Of Additional Information (Additional Statement)

Additional information about the Portfolios and their policies is also available in the Portfolios' Additional Statements. The Additional Statements are incorporated by reference into this Prospectus (are legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports, and the Additional Statements, are available free upon request by calling 800/ 637-1380.

To obtain other information and for shareholder inquiries:

By telephone-- Call 800/ 637-1380

By mail--  Northern Institutional Funds
           P.O. Box 75943
           Chicago, IL 60675-5943

On the Internet -- Text-only versions of the Portfolios' documents are available on line and may be downloaded from the SEC's website at http://www.sec.gov.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.

Northern Institutional Funds

Northern Institutional Funds

--------------------------------------------------------------------------------
         MONEY      .  Government Select Portfolio
                   -------------------------------------------------------------
        MARKET      .  Government Portfolio
    PORTFOLIOS     -------------------------------------------------------------
        SHARES      .  Diversified Assets Portfolio
                   -------------------------------------------------------------
                    .  Tax-Exempt Portfolio
                   -------------------------------------------------------------
                    .  Municipal Portfolio
--------------------------------------------------------------------------------


                   Prospectus dated April 1, 2002


                   An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                   The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------------

                         OVERVIEW

--------------------------------------------------------------------------------------------------------------------------
                      RISK/RETURN     Portfolios
                          SUMMARY      ...................................................................................
            Information about the      Government Select Portfolio
 objectives, principal strategies      ...................................................................................
 and risk characteristics of each      Government Portfolio
                        Portfolio      ...................................................................................
                                       Diversified Assets Portfolio
                                       ...................................................................................
                                       Tax-exempt Portfolio
                                       ...................................................................................
                                       Municipal Portfolio
                                    --------------------------------------------------------------------------------------
                                    Principal Investment Risks
                                    --------------------------------------------------------------------------------------
                                       Portfolio Performance
                                       ...................................................................................
                                       Government Select Portfolio
                                       ...................................................................................
                                       Government Portfolio
                                       ...................................................................................
                                       Diversified Assets Portfolio
                                       ...................................................................................
                                       Tax-exempt Portfolio
                                       ...................................................................................
                                       Municipal Portfolio
                                    --------------------------------------------------------------------------------------
                                    Portfolio Fees and Expenses

--------------------------------------------------------------------------------------------------------------------------

                  MANAGEMENT          Investment Adviser
                                    --------------------------------------------------------------------------------------
                      OF THE        Advisory Fees
                                    --------------------------------------------------------------------------------------
                  PORTFOLIOS        Other Portfolio Services
   Details that apply to the
       Portfolios as a group

--------------------------------------------------------------------------------------------------------------------------

                  ABOUT YOUR        Purchasing and Selling Service Shares and Premier Shares
                     ACCOUNT           ...................................................................................
       How to open, maintain           Investors
                                       ...................................................................................
        and close an account
                                       Share Classes
                                       ...................................................................................
                                       Opening an Account
                                       ...................................................................................
                                       Selling Service Shares and Premier Shares
                                    --------------------------------------------------------------------------------------
                                    Account Policies and Other Information
                                       ...................................................................................
                                       Automatic Investment Arrangements
                                       ...................................................................................
                                       Purchase and Redemption Minimums
                                       ...................................................................................
                                       Calculating Share Price
                                       ...................................................................................
                                       Timing of Purchase Requests
                                       ...................................................................................

--------------------------------------------------------------------------------------------------------------------
                            Tax Identification Number
                            .................................................................................
                            In-Kind Purchases and Redemptions
                            .................................................................................
                            Miscellaneous Purchase Information
                            .................................................................................
                            Timing of Redemption and Exchange Requests
                            .................................................................................
                            Miscellaneous Redemption Information
                            .................................................................................
                            Exchange Privileges
                            .................................................................................
                            Telephone Transactions
                            .................................................................................
                            Advance Notification of Large Transactions
                            .................................................................................
                            Making Changes to Your Account Information
                            .................................................................................
                            Business Day
                            .................................................................................
                            Early Closings
                            .................................................................................
                            Authorized Intermediaries
                            .................................................................................
                            Information About Institutions
                            .................................................................................
                            Shareholder Communications
                         -------------------------------------------------------------------------------------------
                         Distributions and Taxes
                            .................................................................................
                            Distributions
                            .................................................................................
                            Taxes
                            .................................................................................
                            Other Tax Information

--------------------------------------------------------------------------------------------------------------------

              RISKS,     Risks, Securities and Techniques
      SECURITIES AND
          TECHNIQUES

--------------------------------------------------------------------------------------------------------------------

            APPENDIX     Portfolio Financial Highlights

--------------------------------------------------------------------------------------------------------------------

            FOR MORE     Annual/Semiannual Reports
                         -------------------------------------------------------------------------------------------
         INFORMATION     Statement of Additional Information

Overview

                   Northern Institutional Funds (the "Trust") offers five money market portfolios (each a "Portfolio") to institutional investors. Each Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Service Shares and Premier Shares are described in a separate prospectus.

                   The descriptions on the following pages may      purchase in the two highest rating categories
                   help you choose the Portfolio that best fits     or (b) are issued or guaranteed by, or
                   your investment needs. Keep in mind, however,    otherwise allow a Portfolio to demand payment
                   that no Portfolio can guarantee it will meet     from, an issuer with those ratings. Securities
                   its investment objective and no Portfolio        that are unrated (including securities of
                   should be relied upon as a complete investment   issuers that have long-term but not short-term
                   program. The Trust's seven fixed income, one     ratings) may be deemed to be Eligible
                   balanced and eight equity portfolios are         Securities if they are determined to be of
                   described in a separate prospectus.              comparable quality by the Investment Adviser
                                                                    under the direction of the Board of Trustees.
                   The Portfolios seek to maintain a stable net     Securities that are in the highest short-term
                   asset value of $1.00 per share. Consistent       rating category (and comparable unrated
                   with this policy, each of the Portfolios:        securities) are called "First Tier
                                                                    Securities." Under normal circumstances, the
                   .  Limits its dollar-weighted average            Government Select, Government and Diversified
                      portfolio maturity to 90 days or less;        Assets Portfolios intend to limit purchases of
                                                                    securities to First Tier Securities.
                   .  Buys securities with remaining maturities     Securities in which the Portfolios may invest
                      of 397 days or less (except for certain       may not earn as high a level of income as
                      variable and floating rate instruments and    long-term or lower quality securities, which
                      securities collateralizing repurchase         generally have greater market risk and more
                      agreements); and                              fluctuation in market value.

                   .  Invests only in U.S. dollar-denominated
                      securities that represent minimal credit      In addition to the instruments described above
                      risks.                                        and on the pages below, each Portfolio may use
                                                                    various investment techniques in seeking its
                   In addition, each Portfolio limits its           investment objective. You can learn more about
                   investments to "Eligible Securities" as          these techniques and related risks by reading
                   defined by the SEC. Eligible Securities          "Risks, Securities and Techniques" beginning
                   include, generally, securities that either (a)   on page of this Prospectus and the Statement
                   have short-term debt ratings at the time of      of Additional Information ("Additional
                                                                    Statement").

                                                             RISK/RETURN SUMMARY

Portfolios

Government Select Portfolio

---------------------------------------------------------------------------------------------------------------------------------

        INVESTMENT       The Portfolio seeks to maximize current income to the      liquidity by investing exclusively in high-
         OBJECTIVE       extent consistent with the preservation of capital and     quality money market instruments.
                         maintenance of

---------------------------------------------------------------------------------------------------------------------------------

         PRINCIPAL
       INVESTMENTS       Investment Strategies. Under normal circumstances, the
        STRATEGIES       Portfolio will invest substantially all (and at least      Risks.  These principal investment risks
         AND RISKS       80%) of its net assets in securities issued or             apply to the Portfolio: stable NAV risk,
                         guaranteed as to principal and interest by the U.S.        interest rate risk, prepayment(or call)
                         government, its agencies or instrumentalities. The         risk, debt extension risk, Government
                         Portfolio also seeks, under normal circumstances,  to      securities risk, guarantor (or credit
                         acquire only those U.S. government securities the          enhancement) risk, management risk and
                         interest upon which is generally exempt from state         liquidity risk. These and other risks are
                         income taxation. These securities include obligations      summarized on page.
                         issued by the U.S. Treasury and certain U.S. government
                         agencies and instrumentalities, such as the Federal        More information on the Portfolio's investment
                         Home Loan Bank and the Federal Farm Credit Banks           "Risks, strategies and techniques is provided
                         Funding Corp.                                              in Securities and Techniques" beginning on
                                                                                    page ___ of this Prospectus.
                         Under unusual circumstances, such as when appropriate
                         securities which are exempt from state taxes bare
                         unavailable, the Portfolio may make temporary
                         investments in non-exempt U.S. government securities
                         and cash equivalents, including money market funds and
                         time deposits with a maturity of three months or less,
                         and hold uninvested cash.

Portfolios continued

Government Portfolio

----------------------------------------------------------------------------------------------------------------------------

          INVESTMENT     The Portfolio seeks to maximize current           liquidity by investing exclusively in high-
           OBJECTIVE     income to the extent consistent with the          quality money market instruments.
                         preservation of capital and maintenance of

----------------------------------------------------------------------------------------------------------------------------

           PRINCIPAL                                                       risk, prepayment (or call) risk, debt extension
          INVESTMENT     Investment Strategies. Under normal               risk, Government securities risk, counterparty
          STRATEGIES     circumstances, the Portfolio will invest          failure risk, guarantor (or credit enhancement)
           AND RISKS     substantially all (and at least 80%) of its       risk, management risk and liquidity risk. These
                         net assets in securities issued or guaranteed     and other risks are summarized on page.
                         as to principal and interest by the U.S.
                         government, its agencies or instrumentalities,
                         and repurchase agreements backed by such          More information on the Portfolio's investment
                         securities. The Portfolio may also invest up      strategies and techniques is provided in "Risks,
                         to 20% of its assets in custodial receipts        Securities and Techniques" beginning on page
                         (such as TIGRs and CATS) that represent           _____ of this Prospectus.
                         interests in U.S. government securities but are
                         not themselves considered U.S. government
                         securities for this purpose.

                         Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate

                                                             RISK/RETURN SUMMARY

Diversified Assets Portfolio

-------------------------------------------------------------------------------------------------------------------------

           INVESTMENT       The Portfolio seeks to maximize current        liquidity by investing exclusively in high-
            OBJECTIVE       income to the extent consistent with the       quality money market instruments.
                            preservation of capital and maintenance of

-------------------------------------------------------------------------------------------------------------------------

            PRINCIPAL       Investment Strategies. The Portfolio seeks     .   U.S. dollar-denominated securities issued
           INVESTMENT       to achieve its objective by investing in a         or guaranteed by one or more foreign
           STRATEGIES       broad range of government, bank and                governments or political subdivisions,
           AND RISKS        commercial obligations that are available in       agencies or instrumentalities;
                            the money markets, including
                                                                           .   Repurchase agreements relating to the
                            .  U.S. dollar-denominated obligations of          above instruments; and
                               U.S. banks with total assets in excess of
                               $1 billion (including obligations of        .   Municipal securities issued or
                               foreign branches of such banks);                guaranteed by state or local governmental
                                                                               bodies.
                            .  U.S. dollar-denominated obligations
                               of foreign commercial banks where such      Risks. These principal investment risks
                               banks have total assets in excess of $5     apply to the Portfolio: stable NAV risk,
                               billion;                                    interest rate risk, credit (or default)
                                                                           risk, counterparty failure risk, guarantor
                            .  High-quality commercial paper and           (or credit enhancement) risk, management
                               other obligations issued or guaranteed by   risk, liquidity risk, prepayment (or call)
                               U.S. and foreign corporations and other     risk, debt extension risk and foreign
                               issuers;                                    securities risk. These and other risks are
                                                                           summarized on page ____.

                            .  Corporate bonds, notes, paper and other
                               instruments that are of high quality;       More information on the Portfolio's
                                                                           investment strategies and techniques is

                            .  Asset-backed securities (such as credit     provided in "Risks, Securities and
                               card and automobile receivables);           Techniques" beginning on page ____ of
                                                                           this Prospectus.

                            .  Securities issued or guaranteed as
                               to principal and interest by the U.S.
                               government or by its agencies or
                               instrumentalities and custodial receipts with respect thereto;

Portfolios continued

Tax-exempt Portfolio

----------------------------------------------------------------------------------------------------------------------------------

        INVESTMENT       The Portfolio seeks to provide its                       portfolio standards, with a high level of
         OBJECTIVE       shareholders, to the extent consistent with              income exempt from Federal income tax by
                         the preservation of capital and prescribed               investing primarily in municipal instruments.

----------------------------------------------------------------------------------------------------------------------------------

         PRINCIPAL       Investment Strategies. The Portfolio seeks               During extraordinary circumstances, however,
        INVESTMENT       to achieve its objective by investing                    the Portfolio may take a temporary defensive
        STRATEGIES       primarily in high-quality short-term                     posture and hold uninvested cash or invest in
         AND RISKS       instruments, the interest on which is exempt             AMT obligations and taxable short-term
                         from Federal income tax ("municipal                      securities without limitation. During
                         instruments"). The high level of income                  temporary defensive periods the Portfolio may
                         sought by the Portfolio is relative to yields            not achieve its investment objective.
                         currently available in the tax-exempt
                         marketplace. Municipal instruments may                   Taxable investments will consist exclusively
                         include:                                                 of those instruments that may be purchased by
                                                                                  the Diversified Assets Portfolio.
                         .   Fixed and variable rate notes and
                             similar debt instruments;                            Risks. These principal investment risks apply
                                                                                  to the Portfolio: stable NAV risk, interest
                         .   Asset-backed securities which are                    rate risk, credit (or default) risk,
                             considered municipal instruments (such as            guarantor (or credit enhancement) risk, trust
                             certificates backed by municipal                     management risk, liquidity risk, prepayment
                             bonds); (or call) risk, debt extension risk,         project/industrial development bond risk and
                                                                                  tax risk. These and other risks are
                         .   Tax-exempt commercial paper;                         summarized on page ____.

                         .   Rated and unrated municipal bonds, notes,
                             paper or other instruments; and                      More information on the Portfolio's
                                                                                  investment strategies and techniques is
                         .   Municipal bonds and notes which are guaranteed       provided in "Risks, Securities and Techniques"
                             as to principal and interest or backed by the        beginning on page ___ of  this Prospectus.
                             U.S. government or its agencies or
                             instrumentalities.

                         Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in municipal instruments. Interest earned by the Portfolio on AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Portfolio meets this policy. For shareholders subject to AMT, a limited portion of the Portfolio's dividends may be subject to Federal tax.

                                                             RISK/RETURN SUMMARY

Municipal Portfolio


----------------------------------------------------------------------------------------------------------------------------------
             INVESTMENT       The Portfolio seeks to provide, to the extent       Federal income tax by investing primarily in
              OBJECTIVE       consistent with the preservation of capital,        municipal instruments. This objective may be
                              a high level of income exempt from regular          changed without shareholder approval.

----------------------------------------------------------------------------------------------------------------------------------
             PRINCIPAL        Investment Strategies. The Portfolio seeks to       Federal alternative minimum tax. For
            INVESTMENT        achieve its objective by investing primarily        shareholders subject to AMT, a significant
            STRATEGIES        in high-quality short-term municipal                portion of the Portfolio's dividends may be
             AND RISKS        instruments. The high level of income sought        subject to Federal tax. The Portfolio does
                              by the Portfolio is relative to yields              not currently intend to invest in AMT
                              currently available in the tax-exempt               obligations. The Portfolio retains, however,
                              marketplace. Municipal instruments may              the ability to invest any or all of its
                              include:                                            assets in AMT obligations, and may do so in
                                                                                  the future.
                              .    Fixed and variable rate notes and similar
                                   debt instruments;                              Taxable investments will consist of those
                                                                                  instruments that may be purchased by the
                              .    Asset-backed securities which are              Diversified Assets Portfolio.
                                   considered municipal instruments (such as
                                   trust certificates backed by municipal         Risks. These principal investment risks
                                   bonds);                                        apply to the Portfolio: stable NAV risk,
                                                                                  interest rate risk, credit (or default)
                              .    Tax-exempt commercial paper;                   risk, guarantor (or credit enhancement)
                                                                                  risk, management risk, liquidity risk,
                              .    Rated and unrated municipal bonds, notes,      prepayment (or call) risk, debt extension
                                   paper or other instruments; and                risk, project/industrial development bond
                                                                                  risk and tax risk. These and other risks
                              .    Municipal bonds and notes which are            are summarized on page _______.
                                   guaranteed as to principal and interest or
                                   backed by the U.S. government or its           More information on the Portfolio's
                                   agencies or instrumentalities.                 investment strategies and techniques is
                                                                                  provided in "Risks, Securities and
                              Under normal circumstances, at least 80% of         Techniques" beginning on page _________ of
                              the Portfolio's net assets will be invested         this Prospectus.
                              in municipal instruments. Subject to this
                              limitation, the Portfolio may hold uninvested
                              cash and invest in taxable instruments.
                              During temporary defensive periods, however, all
                              or any portion of the Portfolio's assets may be
                              held uninvested or invested in taxable
                              instruments. During temporary defensive periods
                              the Portfolio may not achieve its investment
                              objective.

                              The Portfolio is not limited in the amount of its assets that may be invested in AMT obligations
                              ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the




Principal Investment Risks

                                     All investments carry some degree of risk, which will affect the value of a Portfolio, its yield and investment performance, and the price of its shares.

                                     An investment in a Portfolio is not a
                                     deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                                     The following summarizes the principal
                                     risks that may affect the Portfolios.

----------------------------------------------------------------------------------------------------------------------------------

                     RISKS THAT      Stable NAV risk is the risk that a            Counterparty failure risk is the risk that
                   APPLY TO ALL      Portfolio will not be able to maintain a      an issuer of a security, or a bank or
                     PORTFOLIOS      net asset value per share of $1.00 at         other financial institution that has
                                     all times.                                    entered into a repurchase agreement, may
                                                                                   default on its payment obligations.
                                     Interest rate risk is the risk that
                                     during periods of rising interest rates,      Management risk is the risk that a
                                     a Portfolio's yield (and the market           strategy used by the investment management
                                     value of its securities) will tend to be      team may fail to produce the intended
                                     lower than prevailing market rates; in        results.
                                     periods of falling interest rates, a
                                     Portfolio's yield (and the market value       Liquidity risk is the risk that a
                                     of its securities) will tend to be            Portfolio will not be able to pay
                                     higher.                                       redemption proceeds on the same Business
                                                                                   Day that shares are redeemed, because of
                                     Guarantor (or Credit enhancement) risk        unusual market conditions, an unusually
                                     is the risk that changes in credit            high volume of redemption requests or
                                     quality of a U.S. or foreign bank,            other reasons.
                                     insurance company or other financial
                                     institution could cause a Portfolio's
                                     investments in securities backed by
                                     letters of credit or other credit
                                     enhancements issued by such bank or
                                     institution to decline in value.

                                                             RISK/RETURN SUMMARY


----------------------------------------------------------------------------------------------------------------------------------
                  RISK THAT      Government securities risk is the risk that      agencies, instrumentalities or sponsored
          APPLIES PRIMARILY      the U.S. government will not provide             enterprises if it is not obligated to do so
                     TO THE      financial support to U.S. government             by law.
          GOVERNMENT SELECT
             AND GOVERNMENT
                 PORTFOLIOS

----------------------------------------------------------------------------------------------------------------------------------

                 RISKS THAT      Credit (or Default) risk is the risk that an     recoup all of its initial investment and will
            APPLY PRIMARILY      issuer of fixed income securities held by        suffer from having to reinvest in lower
         TO THE DIVERSIFIED      the Portfolio may default on its obligation      yielding securities. The loss of higher
         ASSETS, TAX-EXEMPT      to pay interest and repay principal.             yielding securities and the reinvestment at
              ANDMUNICIPAL       Generally, the lower the credit rating of a      lower interest rates can reduce a Portfolio's
                PORTFOLIOS       security, the greater the risk that the          income.
                                 issuer of the security will default on its
                                 obligation. High-quality securities are          Debt extension risk is the risk that an
                                 generally believed to have relatively low        issuer will exercise its right to pay
                                 degrees of credit risk.                          principal on an obligation held by the
                                                                                  Portfolio (such as an asset-backed
                                 Prepayment (or Call) risk is the risk that       security) later than expected. This may
                                 an issuer will exercise its right to pay         happen during a period of rising interest
                                 principal on an obligation held by a             rates. Under these circumstances, the
                                 Portfolio (such as an asset-backed               value of the obligation will decrease and
                                 security) earlier than expected. This may        a Portfolio will suffer from the inability
                                 happen during a period of declining              to invest in higher yielding securities.
                                 interest rates. Under these circumstances,
                                 a Portfolio may be unable to

----------------------------------------------------------------------------------------------------------------------------------

                 RISKS THAT      Project/industrial development bond risk         Tax risk is the risk that future legislative
               APPLY TO THE      is the risk that a Portfolio may be more         or administrative changes or court decisions
             TAX-EXEMPT AND      sensitive to an adverse economic, business       may materially affect the ability of the
                  MUNICIPAL      or political development if it invests more      Portfolio to pay tax-exempt dividends or the
                 PORTFOLIOS      than 25% of its assets in municipal              value of municipal instruments.
                                 instruments the interest upon which is paid
                                 solely from revenues of similar projects, or in
                                 industrial development bonds.

----------------------------------------------------------------------------------------------------------------------------------

                  RISK THAT      Foreign securities risk is the risk that a       More information about the risks of investing
             APPLIES TO THE      foreign security, even if it is a U.S.           in the Portfolios is provided in "Risks,
                DIVERSIFIED      dollar-denominated foreign security, could       Securities and Techniques" beginning on page.
                     ASSETS      lose value as a result of political,             You should carefully consider the risks discussed
                  PORTFOLIO      financial and economic events in foreign risks   in these sections before investing in a Portfolio.
                                 discussed in these sections before countries,
                                 less stringent foreign investing in a
                                 Portfolio. securities regulations and
                                 accounting and disclosure standards, or other
                                 factors.

Portfolio Performance

                  The bar charts and tables that follow provide an indication of the risks of investing in a Portfolio by showing changes in the performance of a Portfolio's Shares from year to year. The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects certain expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.

                                                             RISK/RETURN SUMMARY

Government Select Portfolio



                                    BAR CHART
                          (Calendar Year Total Return)

3.69%          3.04%        4.09%        5.81%        5.29%        5.44%        5.40%        4.99%        6.27%        4.01%
1992           1993         1994         1995         1996         1997         1998         1999         2000         2001

                              Best and Worst Quarterly Performance
                              (for the periods ended December 31, 2001)

                                       Best Quarter Return: Q1  1991   1.67 %
                                       Worst Quarter Return: Q4  2001   0.59%




                              Average Annual Total Return
                              (for the periods ended December 31, 2001)
                                                                                                                     Since
                                                                                                                   Inception
                                                                        1-Year         5-Year        10-Year       (11/7/90)
                              --------------------------------------------------------------------------------------------------
                              Government Select Portfolio               4.01%          5.22%          4.80%          4.94%
                              --------------------------------------------------------------------------------------------------

                              The 7-day yield for Shares of the Portfolio as of December 31, 2001: 1.96%.
                              You may call 800/637-1380 to obtain the current 7-day yield.

Portfolio Performance continued

Government Portfolio



                                    BAR CHART
                          (Calendar Year Total Return)

3.85%          2.94%        3.93%        5.65%        5.17%        5.34%        5.30%        4.90%        6.18%        3.91%
1992           1993         1994         1995         1996         1997         1998         1999         2000         2001




                            Best and Worst Quarterly Performance
                            (for the periods ended December 31, 2001)

                                     Best Quarter Return: Q1  1991   1.69%
                                     Worst Quarter Return: Q4  2001  0.55%




                            Average Annual Total Return
                            (for the periods ended December 31, 2001)

                                                                                                               Since
                                                                                                              Inception
                                                                     1-Year       5-Year         10-Year      (10/29/85)
                            -------------------------------------------------------------------------------------------------
                            Government Portfolio                      3.91%       5.13%          4.71%          5.65%
                            -------------------------------------------------------------------------------------------------

                            The 7-day yield for Shares of the Portfolio as of December 31, 2001: 1.83%. You may call 800/637-1380 to obtain the current 7-day yield.

                                                             RISK/RETURN SUMMARY

Diversified Assets Portfolio



                                    BAR CHART
                          (Calendar Year Total Return)

3.72%          3.01%        4.04%        5.79%        5.28%        5.45%        5.39%        5.02%        6.28%        4.16%
1992           1993         1994         1995         1996         1997         1998         1999         2000         2001



                            Best and Worst Quarterly Performance
                            (for the periods ended December 31, 2001)

                                 Best Quarter Return: Q1  1991    1.76%
                                 Worst Quarter Return: Q4  2001     0.65%




                            Average Annual Total Return
                            for the periods ended December 31, 2001)

                                                                                                             Since
                                                                                                             Inception
                                                                         1-Year      5-Year      10-Year     (7/27/82)
                            ----------------------------------------------------------------------------------------------
                            Diversified Assets Portfolio                  4.16%       5.26%       4.81%        6.26%
                            ----------------------------------------------------------------------------------------------

                            The 7-day yield for Shares of the Portfolio as of December 31, 2001: 2.24%. You may call 800/637-1380 to obtain the current 7-day yield.

Portfolio Performance continued

Tax-Exempt Portfolio



                                    BAR CHART
                          (Calendar Year Total Return)

2.90%          2.27%        2.61%        3.73%        3.33%        3.46%        3.29%        2.98%        3.92%        2.62%
1992           1993         1994         1995         1996         1997         1998         1999         2000         2001



                            Best and Worst Quarterly Performance
                            (for the periods ended December 31, 2001)

                                   Best Quarter Return: Q1 1991   1.22%
                                   Worst Quarter Return: Q4 2001  0.44%



                            Average Annual Total Return
                            (for the periods ended December 31, 2001)

                                                                                                                  Since
                                                                                                                 Inception
                                                                      1-Year          5-Year        10-Year     (8/12/83)
                            ------------------------------------------------------------------------------------------------
                            Tax-Exempt Portfolio                      2.62%            3.25%        3.11%          4.01%
                            -----------------------------------------------------------------------------------------------

                            The 7-day yield for Shares of the Portfolio as of December 31, 2001: 1.61%. You may call 800/637-1380 to obtain the current 7-day yield.

                                                             RISK/RETURN SUMMARY

Municipal Portfolio



                                    BAR CHART
                          (Calendar Year Total Return)

                                                                4.03%      2.72%
                                                                2000       2001

              Best and Worst Quarterly Performance
              (for the periods ended December 31, 2001)

                     Best Quarter Return: Q2  2002    1.05%
                     Worst Quarter Return: Q4  2001   0.47%







              Average Annual Total Return
              (for the periods ended December 31, 2001)
                                                                         Since
                                                                       Inception
                                                               1-Year  (12/1/99)
              ------------------------------------------------------------------
              Municipal Portfolio                               2.72%      3.39%
              ------------------------------------------------------------------

              The 7-day yield for Shares of the Portfolio as of December 31, 2001: 1.72%. You may call 800/637-1380 to obtain the current 7-day yield.

Portfolio Fees and Expenses




                      This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolios. Please note that it does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their Customers (as defined on page ). (For more information, please see "Account Policies and Other Information" on page ._____)

                      Shareholder Fees (fees paid directly from your investment)
                      ----------------------------------------------------------



                                                                                     Sales Charge
                                                     Sales Charge                      (Load)
                                                        (Load)                        Imposed on
                                                      Imposed on    Deferred Sales    Reinvested      Redemption      Exchange
Portfolio                                              Purchases    Charge (Load)   Distributions       Fees            Fees
==================================================================================================================================
Government Select                                         None           None           None            None           None
----------------------------------------------------------------------------------------------------------------------------------
Government                                                None           None           None            None           None
----------------------------------------------------------------------------------------------------------------------------------
Diversified Assets                                        None           None           None            None           None
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                                None           None           None            None           None
----------------------------------------------------------------------------------------------------------------------------------
Municipal                                                 None           None           None            None           None
----------------------------------------------------------------------------------------------------------------------------------

                      Annual Portfolio Operating Expenses
                      (expenses that are deducted from Portfolio assets)
                      ----------------------------------------------------------

                                                                                                                  Total Annual
                                                                            Distribution                           Portfolio
                                                          Management          (12b-1)             Other            Operating
                                                            Fees/1/            Fees             Expenses/2/        Expenses/3/
==================================================================================================================================
Government Select                                           0.20%               None              0.12%              0.32%
----------------------------------------------------------------------------------------------------------------------------------
Government                                                  0.25%               None              0.13%              0.38%
----------------------------------------------------------------------------------------------------------------------------------
Diversified Assets                                          0.25%               None              0.12%              0.37%
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                                  0.25%               None              0.13%              0.38%
----------------------------------------------------------------------------------------------------------------------------------
Municipal                                                   0.20%               None              0.17%              0.37%
----------------------------------------------------------------------------------------------------------------------------------

                                                             RISK/RETURN SUMMARY

--------------------------------------------------------------------------------

FOOTNOTES      /1/  This information has been restated to reflect the reduced contractual management fee rates for the Government Select and Municipal Portfolios that are effective April 1, 2002.
                    Prior to April 1, 2002, the contractual management fee rates for the Government Select and Municipal Portfolios were 0.25% of each Portfolio's average daily net assets. For the fiscal year ended November 30, 2001, the Investment Adviser voluntarily waived a portion of its management fee for the Government Select and Municipal Portfolios. As a result of the fee waiver, actual management fees paid by the Government Select and Municipal Portfolios, for the fiscal year ended November 30, 2001, were 0.10% of each Portfolio's average daily net assets. As of the date of this Prospectus, the actual management fees paid by both the Government
                    Select and Municipal Portfolios were 0.10% of each Portfolio's average daily net assets as a result of fee waivers. Fee waivers may be terminated at any time at the option of the Investment Adviser.

               /2/ "Other Expenses" include co-administration fees and all other ordinary operating expenses of each Portfolio not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at the annual rate of 0.10% of the average daily net assets of each Portfolio. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agency fees, servicing agent fees, taxes, interest and other extraordinary expenses such as interest) which exceed on an annualized basis 0.10% of each Portfolio's average daily net assets.

               /3/ As a result of the fee waivers and expense reimbursements, the actual management fees, distribution (12b-1) fees, other operating expenses and total annual operating expenses for each Portfolio for the fiscal year ended November 30, 2001 were as set forth below. Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of the Investment Adviser. If this occurs, "Total Annual Portfolio Operating Expenses" may increase without shareholder approval.

                                                                                                       Total
                                                                                                       Annual
                                                                                                     Portfolio
                                                        Management      Distribution      Other      Operating
                              Portfolio                    Fees         (12b-1) Fees     Expenses    Expenses
               ---------------------------------------------------------------------------------------------------
               Government Select                           0.10%            None          0.10%        0.20 %
               ---------------------------------------------------------------------------------------------------
               Government                                  0.25%            None          0.10 %       0.35 %
               ---------------------------------------------------------------------------------------------------
               Diversified Assets                          0.25%            None           0.10%       0.35 %
               ---------------------------------------------------------------------------------------------------
               Tax-exempt                                  0.25%            None          0.10 %       0.35%
               ---------------------------------------------------------------------------------------------------
               Municipal                                   0.10%            None          0.11 %        0.21%
               ---------------------------------------------------------------------------------------------------

Portfolio Fees and Expenses continued

--------------------------------------------------------------------------------


                   EXAMPLE The following Example is intended to help you compare the cost of investing in Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

                               The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               Portfolio                                    1 Year        3 Years       5 Years    10 Years
                               ---------------------------------------------------------------------------------------------------
                               Government

                                  Shares                                     $ 33          $ 103         $ 180     $   406
                               ---------------------------------------------------------------------------------------------------
                               Government

                                  Shares                                     $ 39          $ 122         $ 213     $   480
                               ---------------------------------------------------------------------------------------------------
                               Diversified Assets

                                  Shares                                     $ 38          $ 119         $ 208     $    468
                               ---------------------------------------------------------------------------------------------------
                               Tax-exempt

                                  Shares                                     $ 39          $ 122         $ 213     $     480
                               ---------------------------------------------------------------------------------------------------
                               Municipal

                                  Shares                                     $ 38          $ 119         $ 208     $     468
                               ---------------------------------------------------------------------------------------------------

                                                    MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

               Northern Trust Investments, Inc. ("NTI"), a subsidiary of The Northern Trust Company ("TNTC"), serves as the Investment Adviser of each of the Portfolios*. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."

               NTI is an Illinois state chartered trust company and an investment adviser registered under the Investment Advisers Act of 1940. Formed in 1988, it primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

               TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

               Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $___ trillion of assets, including approximately $___ billion of assets under discretionary management. As of such date, Northern Trust Corporation and its subsidiaries had approximately $

____________________________
               * Prior to January 1, 2001, TNTC served as Investment Adviser of the Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as Investment Adviser of each of the Portfolios.

               billion in assets, $___ billion in deposits and employed over persons.

               Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

Advisory Fees

          As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 2001.

                                                             Advisory Fee Paid
                                                              For Fiscal Year
          Portfolio                  Contractual Rate         Ended 11/30/01
          ----------------------------------------------------------------------
          Government Select                0.20%*                  0.10%
          ----------------------------------------------------------------------
          Government                       0.25%                   0.25%
          ----------------------------------------------------------------------
          Diversified Assets               0.25%                   0.25%
          ----------------------------------------------------------------------
          Tax-Exempt                       0.25%                   0.25%
          ----------------------------------------------------------------------
          Municipal                        0.20%*                  0.10%
          ----------------------------------------------------------------------

          *Prior to April 1, 2002, the contractual advisory fees for the Government Select and Municipal Portfolios were 0.25% of each Portfolio's daily net assets.

          The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

                                                    MANAGEMENT OF THE PORTFOLIOS


Other Portfolio Services

--------------------------------------------------------------------------------


                                 TNTC serves as Transfer Agent and Custodian      TNTC, NTI and other Northern Trust
                                 for each Portfolio. The Transfer Agent           affiliates may provide other services to the
                                 performs various servicing functions, and any    Portfolios and receive compensation for such
                                 shareholder inquiries should be directed to      services if consistent with the Investment
                                 it. NTI and PFPC serve as Co-Administrators      Company Act of 1940 (the "1940 Act") and the
                                 for each Portfolio. The fees that TNTC, NTI      rules, exemptive orders and no-action
                                 and PFPC receive for their services in these     letters issued by the SEC thereunder.
                                 capacities are described under "Portfolio        Unless required, investors in a Portfolio
                                 Fees and Expenses" beginning on page __ and      may or may not receive specific notice of
                                 in the Additional Statement.                     such additional services and fees.

                                 Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

Purchasing and Selling Shares

--------------------------------------------------------------------------------

                  INVESTORS      Institutional investors, which are acting on      .   Defined contribution plans having at least
                                 their own behalf or on behalf of their                $30 million in assets or annual
                                 customers, clients, employees, participants           contributions of at least $5 million;
                                 and others ("Customers"), may invest in the
                                 Shares of each Portfolio through their            .   Corporations, partnerships, business
                                 institutional accounts at Northern Trust or           trusts and other institutions and
                                 an affiliate. They may also establish                 organizations; and
                                 accounts directly with the Trust. There is
                                 no sales charge imposed on investments.           .   Northern Trust and its affiliates
                                 Institutional investors ("Institutions")              when acting on behalf of the foregoing.
                                 include:

       ---------------------------------------------------------------------------------------------------------------------------

                      SHARE      Each Portfolio offers three classes of shares:    Shares of each class bear their pro rata
                    CLASSES      Shares, Service Shares and Premier Shares.        Portion of all operating expenses paid by a
                                 Service Shares and Premier Shares are             Portfolio, except amounts payable under the
                                 described in a separate prospectus.               Service Plan that has been adopted for the
                                                                                   Portfolio's Service Shares and Premier
                                 .   Shares do not provide for payments by         Shares and transfer agency fees. Because of
                                     the Portfolio to Institutions for             these class-specific expenses, the
                                     administrative support or shareholder         performance of the Shares of a Portfolio
                                     liaison services.                             described in this Prospectus is expected to
                                                                                   be higher than the performance of both the
                                 .   Service Shares are designed for               Service Shares and Premier Shares of the same
                                     Institutions that agree with the Portfolio    Portfolio and the performance of a Portfolio's
                                     to provide (or arrange for the Portfolio's    Service Shares is expected to be higher than the
                                     Service Shares is expected to provision of)   performance of the same Portfolio's Premier
                                     administrative same services to Customers.    Shares.

                                 .   Premier Shares are designed for
                                     Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

                                                              ABOUT YOUR ACCOUNT

-------------------------------------------------------------------------------------------------------------------

      OPENING AN  You may purchase Shares of each Portfolio        Through an Institutional Account. If you are
         ACCOUNT  through your institutional account at            opening an institutional account at Northern
                  Northern Trust (or an affiliate) or you          Trust, a Northern Trust representative can
                  may open an account directly with the            assist you with all phases of your investment.
                  Trust with a minimum initial investment of       To purchase Shares through your account, contact
                  $5 million in one or more portfolios of          your Northern Trust representative for further
                  the Trust. This minimum does not apply,          information.
                  however, to Shares purchased through a
                  Northern Trust cash sweep program. There         Directly from the Trust. An Institution may
                  is no minimum for subsequent investments.        open a shareholder account and purchase
                                                                   Shares directly from the Trust as described
                                                                   in this Prospectus.

                  -------------------------------------------------------------------------------------------------
                  By Mail.

                  Read this Prospectus carefully.                   Mail your check, corporate resolution and
                  Complete and sign the new account application.    completed application to:
                  Include a certified corporate resolution (or           Northern Institutional Funds
                  other acceptable evidence of authority).               c/o The Northern Trust Company
                  Enclose a check or Federal Reserve draft payable       P.O. Box 75943
                  to the specific Portfolio. If investing in more        Chicago, Illinois 60675-5943
                  than one Portfolio, please include a separate
                  check for each.                                   All checks must be payable in U.S. dollars and
                                                                    drawn on a bank located in the United States.
                                                                    Cash and third party checks are not acceptable.

                  -------------------------------------------------------------------------------------------------

                  By Telephone

                  Read this Prospectus carefully.                   .  The number of Shares or dollar amount to be
                  Call the Transfer Agent at 800/637-1380.             invested
                                                                    .  The method of payment
                  To open a new account please provide:

                  .  The name of the Portfolio in which you        To add to an existing account, please provide:
                     would like to invest                           .  The Institution's name
                                                                    .  Your Account Number

                  -------------------------------------------------------------------------------------------------

                  By Wire or Automated Clearing House Transfer ("ACH Transfer").

                  To open a new account:                            To add to an existing account:
                  Call the Transfer Agent at 800/637-1380 for       Have your bank wire Federal funds or effect an
                  instructions.                                     ACH Transfer to:
                                                                         The Northern Trust Company
                  For more information about the purchase of             Chicago, Illinois
                  Shares, call the Transfer Agent at                     ABA Routing No. 0710-00152
                  800/637-1380.                                          (Reference 10 Digit Portfolio Account No.)
                                                                         (Reference Shareholder's Name)

Purchasing and Selling Shares continued


--------------------------------------------------------------------------------------------------------------------
                       Through an Institutional Account.               .  The number of Shares or the dollar amount
          SELLING      Institutions may sell (redeem) Shares              to be redeemed
           SHARES      through their institutional account by
                       contacting their Northern Trust account        _____________________________________________
                       representative.

                       Directly through the Trust. Institutions                                                  By Telephone
                       that purchase Shares directly from the
                       Trust may redeem their Shares through the      .  Call the Transfer Agent at 800/637-1380
                       Transfer Agent in one of the following ways       for instructions.
                                                                      .  During periods of unusual economic or
                    ______________________________________________       market activity, telephone redemptions may
                                                                         be difficult to implement. In such event,
                       By Mail.                                          shareholders should follow the procedures
                                                                         outlined above under "Selling Shares By
                       Send a written request to:                        Mail."
                            Northern Institutional Funds
                            c/o The Northern Trust Company
                            P.O. Box 75943                            _____________________________________________
                            Chicago, Illinois 60675-5943.

                       The letter of instruction must include:        By Wire.
                       .  The signature of a duly authorized person
                       .  Your account number                         .  Call the Transfer Agent at 800/637-1380
                       .  The name of the Portfolio                      for instructions.
                                                                      .  You must have given authorization for
                                                                         expedited wire redemption.
                                                                      .  The minimum amount that may be redeemed
                                                                         by this method is $10,000.

                                                              ABOUT YOUR ACCOUNT

Account Policies and Other Information

--------------------------------------------------------------------------------------------------------------
             Automatic Investment Arrangements.               of net assets attributed to that class by the
             Institutions may purchase Shares through         number of outstanding shares of the class. The
             their institutional accounts at Northern         NAV for each Portfolio and class is calculated
             Trust either by directing automatic              as of 3:00 p.m., Chicago time, each Business Day.
             investment of cash balances in excess of         The NAV used in determining  the price of your
             certain agreed upon amounts or by directing      Shares is the one calculated after your purchase,
             investments from time to time on a               exchange or redemption order is received or
             non-automatic basis. Northern Trust will         accepted as described below.
             place a purchase order generated under an
             automatic investment direction either on the     Each Portfolio seeks to maintain an NAV of
             Business Day that funds are available in the     $1.00 per share by valuing the obligations held
             account or on the next Business Day,             by it at amortized cost in accordance with SEC
             depending upon the terms of the automatic        regulations. Amortized cost will normally
             investment arrangement. Similarly, Northern      approximate market value.
             Trust will place a redemption order
             generated under an automatic investment          Timing of Purchase Requests.
             direction either on the Business Day             Requests accepted by the Transfer Agent or
             Northern Trust calculates the redemption         other authorized intermediary by 1:00 p.m.,
             amount needed to bring the account balance       Chicago time, on any Business Day will be
             up to the agreed upon amount or on the next      executed the same day, provided that either:
             Business Day, depending upon the terms of
             the automatic investment arrangement. If a       .   The Transfer Agent receives the purchase
             redemption order is placed on the next               price in Federal or other immediately
             Business Day, Northern Trust will normally           available funds prior to 1:00 p.m., Chicago
             provide funds by provisionally crediting the         time, the same Business Day;
             Institution's account on the day the
             calculation is made. Institutions should         .   The order is accepted by an authorized
             contact Northern Trust for more information          intermediary and payment is to be made by the
             about their automatic investment                     close of the same Business Day in Federal or
             arrangements.                                        other immediately available funds according
                                                                  to procedures authorized by the Trust; or
             Purchase and Redemption Minimums. There is a
             minimum initial investment of $5 million in      .   Payment in Federal or other immediately
             a Portfolio and one or more other investment         available funds is received by the close of
             portfolios of the Trust. This minimum does           the same Business Day in an institutional
             not apply, however, to Shares purchased              account maintained with Northern Trust or an
             through a Northern Trust cash sweep program.         affiliate.
             There is no minimum for subsequent
             investments. A $10,000 minimum applies for       Orders received by the Transfer Agent or other
             redemptions by wire. The Trust reserves the      authorized intermediary on a non-Business Day
             right to waive purchase and redemption           or after 1:00 p.m., Chicago time, on a Business
             minimums and to determine the manner in          Day will be executed on the next Business Day,
             which a minimum is satisfied.                    provided that payment is made as noted above.
                                                              We consider requests to be in "good order" when
             Calculating Share Price. The Trust issues        all required documents are properly completed,
             Shares and redeems Shares at net asset value     signed and received, including a certified
             ("NAV"). The NAV for each share class of a       corporate resolution or other
             Portfolio is calculated by dividing the
             value

Account Policies and Other Information continued


          -----------------------------------------------------------------------------------------------------
          acceptable evidence of authority. If an                beginning on the Business Day the purchase
          Institution pays for Shares by check, Federal          order is executed, provided payment in
          funds generally will become available within two       Federal or other immediately available funds
          Business Days after a purchase order is received.      is received by the Transfer Agent by the time
                                                                 designated above.
          If payment is not received as described above
          from an authorized intermediary on the same        .   The Trust reserves the right to reject any
          Business Day of acceptance of an order by the          purchase order. The Trust also reserves the
          authorized intermediary, the authorized                right to change or discontinue any of its
          intermediary may be liable for fees and losses         purchase procedures.
          and the transaction may be cancelled.
                                                             Timing of Redemption and Exchange Requests.
          In certain circumstances, the Trust may advance    Redemption and exchange requests will be
          the time by which purchase orders must be          effected at the NAV next determined after your
          received.  See "Early Closings" on page ___.       exchange or redemption order is received in
                                                             good order. Good order means that the request
          Tax Identification Number. Federal regulations     includes the following: the account number and
          require you to provide to the Transfer Agent a     Portfolio name; the amount of the transaction
          taxpayer identification number when you open an    (as specified in dollars or shares); and the
          account. Purchase orders without such a number     signature of a duly authorized person (except
          or an indication that a number has been applied    for telephone and wire redemptions). See
          for will not be accepted. If you have applied      "Account Policies and Other Information--
          for a number, you must provide it to the           Making Changes to Your Account Information."
          Transfer Agent within 60 days of the date of the
          order.                                             If either the Transfer Agent or Northern Trust
                                                             (with respect to your institutional account)
          In-Kind Purchases and Redemptions. The Trust       receives a redemption order by 1:00 p.m.,
          reserves the right to accept payment for Shares    Chicago time, on a Business Day, redemption
          in the form of securities that are permissible     proceeds will normally be paid in Federal
          investments for a Portfolio. The Trust also        funds or other immediately available funds
          reserves the right to pay redemptions by a         wired or sent by check to you or, if you so
          distribution "in-kind" of securities (instead of   choose, to your institutional account with
          cash) from a Portfolio. See the Statement of       Northern Trust, on the same Business Day.
          Additional Information for further information
          about the terms of these purchases and             Redemption orders received after 1:00 p.m.,
          redemptions.                                       Chicago time, will be effected the next
                                                             Business Day. Proceeds for redemption orders
          Miscellaneous Purchase Information.                received on a non-Business Day will normally
          .   Institutions are responsible for transmitting  be sent on the next Business Day after receipt
              purchase orders to the Transfer Agent and      in good order.
              delivering required funds on a timely basis.
                                                             In certain circumstances, the Trust may
          .   Institutions are responsible for all           advance the time by which redemption and
              losses and expenses of a Portfolio in the      exchange orders must be received. See "Early
              event of any failure to make payment           Closings" on page ________.
              according to the procedures outlined in this
              Prospectus. In addition, a $20 charge will be  Miscellaneous Redemption Information. All
              imposed if a check does not clear.             redemption proceeds will be sent by check
                                                             unless the Transfer Agent is directed
                                                             otherwise. Redemption proceeds may also be
          .   Shares of a Portfolio are entitled to          wired. A redemption request may not be
              the dividendsdeclared by the Portfolio         processed if a shareholder has failed to submit

Account Policies and Other Information continued


                            -------------------------------------------------------------------------------------------------
                               a completed and properly executed new account    Shares of a Portfolio for Shares of another
                            application, including a corporate resolution or    Portfolio. The registration of both accounts
                            other acceptable evidence of authority.             involved must be identical. Both accounts must
                                                                                have the same owner's name and title, if
                                 .     The Trust reserves the right to defer    applicable, A $1,000 minimum investment applies.
                               crediting, sending or wiring redemption          An exchange is a redemption of shares
                               proceeds for up to 7 days after receiving the    you own and the purchase of shares you are
                               redemption order if, in its judgment, an         acquiring. It is considered a taxable event
                               earlier payment could adversely affect a         and may result in a gain or loss.
                               Portfolio.
                                                                                The Trust reserves the right to change or
                                 .     If you are redeeming recently            discontinue the exchange privilege at any time
                               purchased Shares, your redemption request may    upon 60 days written notice to shareholders
                               not be honored until your check or electronic    and to reject any exchange request. Exchanges
                               transaction has cleared. This may delay your     are only available in states where an exchange
                               transaction for up to 15 days.                   can legally be made. Before making an exchange
                                                                                you should read the prospectus for the shares
                                 .     Institutions are responsible for         you are acquiring.
                               transmitting redemption orders to the Transfer
                               Agent and crediting their Customers' accounts    Telephone Transactions. For your protection,
                               with redemption proceeds on a timely basis       telephone requests may be recorded in order to
                                                                                verify their accuracy. In addition, the
                                 .     Redemption requests by mail must be      Transfer Agent has adopted procedures in an
                               signed by a person authorized by acceptable      effort to establish reasonable safeguards
                               documentation on file with the Transfer Agent.   against fraudulent telephone transactions. If
                                                                                reasonable measures are taken to verify that
                                 .     Dividends on Shares are earned through   telephone instructions are genuine, the Trust
                               and including the day prior to the day on which  and its service providers will not be
                               they are redeemed.                               responsible for any loss resulting from
                                                                                fraudulent or unauthorized instructions
                                 .     The Trust and the Transfer Agent         received over the telephone. In these
                               reserve the right to redeem Shares held by any   circumstances, shareholders will bear the risk
                               shareholder who provides incorrect or            of loss. During periods of unusual market
                               incomplete account information or when such      activity, you may have trouble placing a
                               involuntary redemptions are necessary to avoid   request by telephone. In this event, consider
                               adverse consequences to the Trust and its        sending your request in writing.
                               shareholders or the Transfer Agent.
                                                                                The proceeds of redemption orders received by
                                 .     The Trust may require any information    telephone will be sent by check, wire or
                               reasonably necessary to ensure that a            transfer according to proper instructions. All
                               redemption request has been duly authorized.     checks will be made payable to the shareholder
                                                                                of record and mailed only to the shareholder's
                                 .     The Trust reserves the right to change   address of record.
                               or discontinue any of its redemption procedures
                                                                                The Trust reserves the right to refuse a
                               Exchange Privileges. Institutions and their      telephone redemption.
                            Customers (to the extent permitted by their
                            account agreements) may exchange                    Advance Notification of Large Transactions.
                                                                                The Trust requests that an Institution give advance
                                                                                notice to the Transfer Agent by 11:00 a.m., Chicago
                                                                                time, if it intends to place a purchase or
                                                                                redemption order of $5 million or more on a
                                                                                Business Day.

                    ----------------------------------------------------------- --------------------------------------------------
                    Making Changes to Your Account Information. You may make    Information About Institutions. Customers
                    changes to wiring instructions, address of record, or       purchasing Shares through an Institution should
                    other account information only in writing. These            read their account agreements carefully. An
                    instructions must be accompanied by a certified corporate   Institution's requirements may differ from those
                    resolution, signature guarantee from an institution         listed in this Prospectus. An Institution may
                    participating in the Stock Transfer Agency Medallion        impose account charges, such as asset allocation
                    Program ("STAMP"), or other acceptable evidence of          fees, account maintenance fees, and other
                    authority. In accordance with SEC regulations, the Trust    charges that will reduce the net return on an
                    and Transfer Agent may charge a shareholder reasonable      investment in a Portfolio. If a Customer has
                    costs in locating a shareholder's current address.          agreed with a particular Institution to maintain
                                                                                a minimum balance with the Institution and the
                    Business Day. A "Business Day" is each Monday through       balance falls below this minimum, the Customer
                    Friday when the Transfer Agent or the New York Stock        may be required to redeem all or a part of his
                    Exchange (the "Exchange") is open for business. A           investment in a Portfolio.
                    "Business Day" does not include a holiday observed by the
                    Tranfer Agent and the Exchange. In 2002 these holidays      Northern Trust may provide compensation to
                    are: New Year's Day, Martin Luther King, Jr. Day,           certain dealers and other financial
                    Presidents' Day, Good Friday, Memorial Day, Independence    intermediaries, including affiliates of Northern
                    Day, Labor Day, Thanksgiving Day and Christmas Day.         Trust, who provide services to their Customers
                                                                                who invest in the Trust or whose Customers
                    Early Closings. The Portfolios reserve the right to         purchase significant amounts of Shares of a
                    cease, or to advance the time for, accepting purchase,      Portfolio. The amount of such compensation may
                    redemption or exchange orders for same Business Day         be made on a one-time and/or periodic basis, and
                    credit when the Transfer Agent or the Exchange closes       may represent all or a portion of the annual
                    early as a result of unusual weather or other conditions.   fees earned by the Investment Adviser (after
                    They also reserve this right when The Bond Market           adjustments). This compensation will be paid by
                    Association recommends that securities markets close or     the Investment Adviser and will not represent an
                    close early.                                                additional expense to the Trust or its
                                                                                shareholders.
                    Authorized Intermediaries. The Trust may authorize
                    certain financial intermediaries (including banks, trust    State securities laws regarding the registration
                    companies, brokers and investment advisers), which          of dealers may differ from Federal law. As a
                    provide recordkeeping, reporting and processing services,   result, Institutions investing in the Portfolios
                    to accept purchase, redemption and exchange orders from     on behalf of their Customers may be required to
                    their Customers on behalf of the Trust. They may also       register as dealers.
                    designate other intermediaries to accept such orders, if
                    approved by the Trust. Authorized intermediaries are        Shareholder Communications. Shareholders of
                    responsible for transmitting orders and delivering funds    record will be provided each year with a
                    on a timely basis.                                          semiannual report showing portfolio investments
                                                                                and other information as of May 31 and, after the
                    A Portfolio will be deemed to have received an order when   close of the Trust's fiscal year on November 30,
                    the order is accepted by the authorized intermediary on a   with an annual report containing audited financial
                    Business Day, and the order will be priced at the           statements. If you have consented to the delivery of
                    Portfolio's per share NAV next determined.                  a single copy of shareholder reports, prospectuses,
                                                                                proxy statements or information statements to all
                                                                                shareholders who share the same mailing address with
                                                                                your account, you may revoke your consent at any
                                                                                time by contacting the Northern Institutional Funds
                                                                                Center by phone at 800/637-1380 or by mail at the
                                                                                Northern Institutional Funds, P.O. Box 75943,
                                                                                Chicago, IL 60675.

Distributions and Taxes

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             DISTRIBUTIONS    Dividends from net income are declared            In that event, dividends will be paid
                              daily and paid monthly by each Portfolio to       promptly along with the redemption proceeds.
                              its shareholders. Net income includes the
                              interest accrued on a Portfolio's assets          All distributions are automatically reinvested
                              less estimated expenses. Each Portfolio's         (without any sales charge) in additional Shares
                              net realized short-term capital gains, if         of the same Portfolio, unless you elect to
                              any, are distributed at least annually. The       receive distributions in cash by notifying the
                              Portfolios do not expect to realize net           Transfer Agent in writing. You may make
                              long-term capital gains.                          arrangements to credit these distributions to
                                                                                your account with Northern Trust, its
                              Dividends are paid as soon as practicable         affiliates or its correspondent banks.
                              following the end of each month, except in
                              the case of a total redemption of Shares in       There are no fees or sales charges on
                              an account that is not subject to a               reinvestments.
                              standing order for the purchase of
                              additional Shares

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                     TAXES    Each Portfolio intends to qualify as a            purchase or carry shares of either the Tax-
                              regulated investment company for Federal tax      Exempt or Municipal Portfolios generally will
                              purposes, and to distribute substantially all     not be deductible for federal income tax
                              of its net income to shareholders each year.      purposes.
                              Except for exempt-interest dividends
                              paid by the Tax-Exempt and Municipal              In certain instances, dividends paid by the
                              Portfolios, dividends derived from taxable        Tax-Exempt and Municipal Portfolios, while
                              interest income and short-term capital gains      exempt from regular Federal income tax, may be
                              will be taxable as ordinary income, and           subject to the alternative minimum tax. In
                              distributions, if any, derived from net           addition, the Tax-Exempt and Municipal
                              long-term capital gains will generally be         Portfolios may invest a portion of their assets
                              taxable as long-term capital gains, unless        in securities that generate income that is not
                              you have a tax-advantaged account. This is        exempt from Federal tax. Any dividends paid by
                              true whether dividends and distributions are      the Tax-Exempt or Municipal Portfolios that are
                              received in cash or reinvested in Shares.         derived from taxable interest or from capital
                                                                                gains will be subject to Federal income tax.
                              The Tax-Exempt and Municipal Portfolios
                              intend to pay substantially all of their          The Tax-Exempt and Municipal Portfolios will
                              dividends as "exempt-interest dividends,"         each determine annually the percentages of its
                              which are exempt from Federal income tax.         net investment income which are exempt from the
                              Shareholders who are recipients of Social         regular Federal income tax, which constitute an
                              Security Act or Railroad Retirement Act           item of tax preference for purposes of the
                              benefits should note that exempt-interest         Federal alternative minimum tax, and which are
                              dividends will be taken into account in           fully taxable. The Tax-Exempt and Municipal
                              determining the taxability of their benefit       Portfolios will apply these percentages
                              payments.                                         uniformly to all distributions declared from
                                                                                net investment income during that year.
                              If you receive an exempt-interest dividend
                              with respect to any share and the share is        Except as stated below, you may be subject to
                              held for six months or less, any loss on the      state and local taxes on Portfolio distributions
                              sale or exchange of the share will be             and redemptions. State income taxes may not
                              disallowed to the extent of the dividend          apply, however, to the portions of a Portfolio's
                              amount. Interest on indebtedness incurred by      distributions, if any, that a are attributable to
                              a shareholder to                                  interest on certain types of Federal securities or
                                                                                interest on securities issued by the particular
                                                                                state or municipalities within the state.

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                  OTHER TAX      Dividends and distributions from each               consequences applicable to your investments
                INFORMATION      Portfolio will generally be reportable by           in the Portfolios. More information is
                                 you in the tax year in which they are paid          provided in the Statement of Additional
                                 with one exception. Dividends and distributions     Information. This short summary is not
                                 declared by a Portfolio in October, November        intended as a substitute for careful tax
                                 or December and paid in January are taxed as        planning.
                                 though they were paid by December 31.
                                                                                     In particular, although the Government Select
                                 Every year, the Trust will send you                 Portfolio intends to invest primarily in U.S.
                                 information detailing the amount of ordinary        government securities, the interest on which
                                 income and capital gains distributed to your        is generally exempt from state income taxation,
                                 account for the previous year                       you should consult your own tax professional to
                                                                                     determine whether this is true in your own
                                 Your investment in the Portfolios could have        situation. Similarly, dividends paid by the
                                 additional tax consequences. Shareholders           Portfolios (including the Tax-Exempt and
                                 who are nonresident aliens, foreign trusts          Municipal Portfolios) may be taxable under
                                 or estates, or foreign corporations or              state or local law as dividend income even
                                 partnerships, may be subject to different           though all or a portion of such dividends may
                                 United States Federal income tax treatment.         be derived from interest on obligations which,
                                 You should consult your tax professional for        if realized directly, would be exempt from such
                                 information regarding all the tax                   income taxes.

Risks, Securities and Techniques

                                This section takes a closer look at some of the types of securities in which the Portfolios may invest and their related risks. It also explores the various investment techniques that the investment management team may, but is not required to, use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and policies.

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                         Investment Objectives and Policies.  The            Such asset pools are securitized through the use
                         investment objective of the Municipal Portfolio     of  privately-formed trusts or special purpose
                         may be changed by the Trust's Board of Trustees     corporations. Payments or distributions of
                         without shareholder approval.  Shareholders         principal and interest may be guaranteed up to
                         will, however, be notified of any changes.  Any     certain amounts and for a certain time period by
                         such change may result in the Portfolio having      a letter of credit or a pooled insurance  policy
                         an investment objective different from the          issued by a financial institution, or other
                         objective which the shareholder considered          credit enhancements.
                         appropriate at the time of investment in the
                         Portfolio.  The investment objectives of the        Investment strategy. The Diversified
                         other Portfolios may not be changed without         Assets Portfolio, Tax-Exempt Portfolio and
                         shareholder approval.                               Municipal Portfolio may purchase various types of
                                                                             asset-backed securities that are "Eligible
                         Asset-Backed Securities. Asset-backed securities    Securities" as defined by the SEC. The Government
                         are sponsored by entities such as government        Portfolio may only purchase asset-backed
                         agencies, banks, financial companies and            securities (such as mortgage-backed securities)
                         commercial or industrial companies. Asset-backed    that are issued and guaranteed by the U.S.
                         securities represent participations in, or are      government, its agencies or instrumentalities.
                         secured by and payable from, pools of assets
                         such as mortgages, motor vehicle installment
                         sale contracts, installment loan contracts,
                         leases of various types of real and personal
                         property, receivables from revolving credit
                         (credit card) agreements, municipal securities
                         and other financial assets.

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                 Special risks. In addition to credit and         repurchase agreements when the investment
                 market risk, asset-backed securities             management team expects that the interest
                 usually involve prepayment risk because the      income to be earned from the investment of
                 underlying assets (loans) may usually be         the  transaction proceeds will be greater
                 prepaid at any time. The value of these          than the related interest expense.
                 securities may also change because of
                 actual or perceived changes in the               Special risks. Borrowings and reverse
                 creditworthiness of the originator, the          repurchase agreements involve leveraging.
                 servicing agent, the financial institution       If the securities held by the Portfolios
                 providing the credit support, or the             decline in value while these transactions
                 counterparty. Like other fixed income            are outstanding, the net asset value of the
                 securities, when interest rates rise, the        Portfolios' outstanding shares will decline
                 value of an asset-backed security generally      in value by proportionately more than the
                 will decline. However, when interest rates       decline in value of the securities. In
                 decline, the value of an asset-backed            addition, reverse repurchase agreements
                 security with prepayment features may not        involve the risks that the interest income
                 increase as much as that of other fixed          earned by a Portfolio (from the investment
                 income securities. In addition,                  of the proceeds) will be less than the
                 non-mortgage asset-backed securities may         interest expense of the transaction, that
                 involve certain risks not presented by           the market value of the securities sold by
                 mortgage-backed securities. Primarily,           a Portfolio will decline below the price
                 these securities may not have the benefit        the Portfolio is obligated to pay to
                 of the same security interest in the             repurchase the securities, and that the
                 underlying collateral. Credit card               securities may not be returned to the
                 receivables are generally unsecured, and         Portfolio.
                 the debtors are entitled to the protection
                 of a number of state and Federal consumer     Custodial Receipts for Treasury Securities.
                 credit laws. Automobile receivables are       Custodial receipts are participations in
                 subject to the risk that the trustee for      trusts that hold U.S. Treasury securities and
                 the holders of the automobile receivables     are sold under names such as TIGRs and CATS.
                 may not have an effective security interest   Like other stripped obligations, they entitle
                 in all of the obligations backing the         the holder to future interest or principal
                 receivables.                                  payments on the U.S. Treasury securities.

              Borrowings and Reverse Repurchase Agreements.       Investment strategy. The Government,
              The Portfolios may borrow money from banks and      Diversified Assets, Tax-Exempt and
              may enter into reverse repurchase agreements        Municipal Portfolios may purchase custodial
              with banks and other financial institutions.        receipts. Investments by the Government
              Reverse repurchase agreements involve the sale      Portfolio in custodial receipts will not
              of money market securities held by a Portfolio      exceed 20% of the value of its net assets.
              subject to the Portfolio's agreement to
              repurchase them at a mutually agreed upon date      Special risks. Like other stripped
              and price (including interest).                     obligations, custodial receipts may be
                                                                  subject to greater price volatility than
                 Investment strategy. Each Portfolio may          ordinary debt obligations because of the
                 borrow and enter into reverse repurchase         way in which their principal and interest
                 agreements in amounts not exceeding              are returned to investors.
                 one-third of its total assets. Each
                 Portfolio may also borrow up to an            Derivatives. Each Portfolio may purchase
                 additional 5% of its total assets for         certain "derivative" instruments. A derivative
                 temporary purposes. The Portfolios may
                 enter into reverse

          -------------------------------------------------------------------------------------------------

          is a financial instrument whose value is          securities of other investment companies. In
          derived from -- or based upon -- the performance  addition, securities subject to certain
          of underlying assets, interest rates, or          unconditional guarantees and securities that
          indices. Derivatives include structured debt      are not "First Tier Securities" as defined by
          obligations such as collateralized mortgage       the SEC are subject to different
          obligations and other types of asset-backed       diversification requirements as described in
          securities, "stripped" securities and various     the Additional Statement.
          floating rate instruments.

             Investment strategy. A Portfolio will          Downgraded  Securities.  After its purchase, a
             invest in derivatives only if the potential    portfolio security may be assigned a lower
             risks and rewards are consistent with the a    rating or cease to be rated. If this occurs,
             Portfolio's objective, strategies and the      Portfolio may continue to hold the issue if
             overall risk profile.                          Investment Adviser believes it is in the
                                                            best interest of the Portfolio and its
                                                            shareholders
             Special risks. Engaging in derivative
             transactions involves special risks,           Foreign Securities. The Diversified Assets
             including (a) market risk that the             Portfolio may invest in U.S.
             Portfolio's derivatives position will lose     dollar-denominated obligations issued or
             value; (b) credit risk that the                guaranteed by one or more foreign governments
             counterparty to the transaction will           or any of their political subdivisions,
             default; (c) leveraging risk that the value    agencies or instrumentalities, foreign
             of the derivative instrument will decline      commercial banks  and foreign branches of
             more than the value of the assets on which     U.S. banks. It may also invest in U.S.
             it is based; (d) illiquidity risk that a       dollar-denominated commercial paper and other
             Portfolio will be unable to sell its           obligations of foreign issuers.  Foreign
             position because of lack of market depth or    government obligations may include debt
             disruption; (e) pricing risk that the value    obligations of supranational entities,
             of a derivative instrument will be             including international organizations (such
             difficult to determine; and (f) operations     as the European Coal and Steel Community and
             risk that loss will occur as a result of       the International Bank for Reconstruction and
             inadequate systems or human error. Many        Development (also known as the World Bank)
             types of derivatives have been recently        and international banking institutions and
             developed and have not been tested over        related government agencies.
             complete market cycles. For these reasons,
             a Portfolio may suffer a loss whether or           Investment strategy. Investments by the
             not the analysis of the investment                 Diversified Assets Portfolio in foreign
             management team is accurate.                       issuer obligations will not exceed 50% of
                                                                the Portfolio's total assets measured at
          Diversification. Diversifying its holdings can        the time of purchase.
          help a Portfolio reduce the risks of
          investing. In accordance with current SEC             Special risks. Foreign securities involve
          regulations, each Portfolio will not invest           special risks and costs, which are
          more than 5% of the value of its total assets         considered by the Investment Adviser in
          at the time of purchase in the securities of          evaluating creditworthiness of issuers
          any single issuer. However, a Portfolio may           and making investment decisions for the
          invest up to 25% of the value of its total            Portfolios. Foreign securities, and in
          assets in the securities of a single issuer           particular foreign debt securities, are
          for up to three Business Days. These                  sensitive to changes in interest rates.
          limitations do not apply to cash, certain             In addition, investment in the securities
          repurchase agreements, U.S. government                of foreign governments involves the risk
          securities or                                         that foreign governments may default on
                                                                their obligations or may otherwise not
                                                                respect the integrity of their debt.

                                                                             RISKS, SECURITIES AND TECHNIQUES

             --------------------------------------------------------------------------------------------------
                Investment in foreign securities may             illiquid if the Investment Adviser
                involve higher costs than investment in          determines that an adequate trading market
                U.S. securities, including higher                exists for that security. If otherwise
                transaction and custody costs as well as         consistent with their investment objectives
                the imposition of additional taxes by            and policies, the Portfolios may purchase
                foreign governments. Foreign investments         commercial paper issued pursuant to Section
                may also involve risks associated with less      4(2) of the 1933 Act and securities that
                complete financial information about the         are not registered under the 1933 Act but
                issuers, less market liquidity, more market      can be sold to "qualified institutional
                volatility and political instability.            buyers" in accordance with Rule 144A under
                Future political and economic developments,      the 1933 Act. These securities will not be
                the possible imposition of withholding           considered illiquid so long as the
                taxes on dividend income, possible seizure       Investment Adviser determines, under
                or nationalization of foreign holdings or        guidelines approved by the Trust's Board of
                the adoption of other governmental               Trustees, that an adequate trading market
                restrictions might adversely affect an           exists.
                investment in foreign securities.
                Additionally, foreign banks and foreign          Special risks. Because illiquid and
                branches of domestic banks may be subject        restricted securities may be difficult to
                to less stringent reserve requirements, to       sell at an acceptable price, they may be
                different accounting, auditing and               subject to greater volatility and may
                recordkeeping requirements, and to               result in a loss to a Portfolio. The
                volatility and political instability.            practice of investing in Rule 144A
                Future political and economic developments,      Securities and commercial paper available
                the possible imposition of withholding           to qualified institutional buyers could
                taxes on dividend income, the possible           increase the level of illiquidity during
                seizure or nationalization of foreign            any period that qualified institutional
                holdings, the possible establishment of          buyers become uninterested in purchasing
                exchange controls or freezes on the              these securities.
                convertibility of currency, or the adoption
                of other governmental restrictions might      Insurance Funding Agreements. An insurance
                adversely affect an investment in foreign     funding agreement ("IFA") is an agreement that
                securities.                                   requires a Portfolio to make cash
                                                              contributions to a deposit fund of an
             Illiquid or Restricted Securities. Illiquid      insurance company's general account. The
             securities include repurchase agreements and     insurance company then credits interest to the
             time deposits with notice/termination dates of   Portfolio for a set time period.
             more than seven days, certain variable amount
             master demand notes that cannot be called           Investment strategy. The Diversified Assets
             within seven days, certain insurance funding        Portfolio may invest in IFAs issued by
             agreements (see below), and other securities        insurance companies that meet quality and
             that are traded in the U.S. but are subject to      credit standards established by the
             trading restrictions because they are not           Investment Adviser.
             registered under the Securities Act of 1933,
             as amended (the "1933 Act").                        Special  risks.  IFAs are not  insured  by a
                                                                 government  agency -- they are backed only by
                Investment strategy. Each Portfolio may          the insurance company that issues them. As
                invest up to 10% of its net assets in            a result, they are subject to default risk.
                securities that are illiquid. A                  In addition, an active secondary market in
                domestically traded security which is not        IFAs does not currently exist. This means
                registered under the 1933 Act will not be        that it may be difficult to sell an IFA at
                considered                                       an appropriate price.

Risks, Securities and Techniques continued

                  -------------------------------------------------------------------------------------------------
                  Investment Companies. In connection with the     Some municipal instruments, known as private
                  management of their daily cash positions, the    activity bonds, are issued to finance projects
                  Portfolios may invest in shares of other money   for private companies. Private activity bonds
                  market funds which invest in short-term, high    are usually revenue obligations since they are
                  quality debt securities and securities issued    typically payable by the private user of the
                  by other investment companies consistent with    facilities financed by the bonds.
                  their investment objectives and policies.

                                                                   Municipal instruments also include "moral
                     Investment strategy. Investments by a         obligation" bonds, municipal leases,
                     Portfolio in other money market funds will    certificates of participation and asset-backed
                     be subject to the limitations of the          securities such as custodial receipts. Moral
                     Investment Company Act of 1940 and SEC        obligation bonds are supported by a moral
                     orders. Although the Portfolios do not        commitment but not a legal obligation of a
                     expect to do so in the foreseeable future,    state or municipality. Municipal leases and
                     each Portfolio is authorized to invest        participation certificates present the risk
                     substantially all of its assets in an         that the state or municipality involved will
                     open-end investment company or a series       not appropriate the monies to meet scheduled
                     thereof that has substantially  the same      payments on an annual basis. Custodial
                     investment objective, policies and            receipts represent interests in municipal
                     fundamental restrictions as the Portfolio.    instruments held by a trustee.

                     Special risks. As a shareholder of another    The Tax-Exempt Portfolio and Municipal
                     investment company, a Portfolio would be      Portfolio may each acquire "stand-by
                     subject to the same risks as any other        commitments" relating to the municipal
                     investor in that company. It would also       instruments it holds. Under a stand-by
                     bear a proportionate share of any fees or     commitment, a dealer agrees to purchase, at
                     expenses paid by that company. These          the Portfolio's option, specified municipal
                     expenses would be in addition to the          instruments at a specified price. A stand-by
                     advisory fees and other expenses the          commitment may increase the cost, and thereby
                     Portfolio bears directly in connection with   reduce the yield, of the municipal instruments
                     its own operations.                           to which the commitment relates. A Portfolio
                                                                   will acquire stand-by commitments solely to
                  Municipal and Related Instruments. Municipal     facilitate portfolio liquidity and does not
                  instruments include debt obligations issued by   intend to exercise their rights for trading
                  or on behalf of states, territories and          purposes.
                  possessions of the United States and their
                  political subdivisions, agencies, authorities       Investment strategy. Although it is not
                  and instrumentalities.                              their current policy to do so on a regular
                                                                      basis, each of the Tax-Exempt and Municipal
                  Municipal instruments include both "general"        Portfolios may invest more than 25% of its
                  and "revenue" bonds and may be issued to            total assets in municipal instruments the
                  obtain funds for various public purposes.           interest upon which is paid solely from
                  General obligations are secured by the              revenues of similar projects. However,
                  issuer's pledge of its full faith, credit and       neither the Tax-Exempt Portfolio nor the
                  taxing power. Revenue obligations are payable       Municipal Portfolio intends to invest more
                  only from the revenues derived from a               than 25% of the value of its total assets
                  particular facility or class of facilities. In      in industrial development bonds or similar
                  some cases, revenue bonds are also payable          obligations where the non-governmental
                  from the proceeds of a special excise or other      entities supplying the revenues to be paid
                  specific revenue source such as lease payments      are in the same industry.
                  from the user of a facility being financed.

                                                RISKS, SECURITIES AND TECHNIQUES

                -------------------------------------------------------------------------------------------------
                   Portfolios in addition to the Tax-Exempt         Investment strategy. Each Portfolio may
                   and Municipal Portfolios  may invest from        enter into repurchase agreements with
                   time to time in municipal instruments or         financial institutions such as banks and
                   other securities issued by state and local       broker-dealers that are deemed to be
                   governmental bodies. Generally, this will        creditworthy by the Investment Adviser.
                   occur when the yield of municipal                Although the securities subject to a
                   instruments, on a pre-tax basis, is              repurchase agreement may have maturities
                   comparable to that of other permitted            exceeding one year, settlement of the
                   short-term taxable investments. Dividends        agreement will never occur more than one
                   paid by the Portfolios on such investments       year after a Portfolio acquires the
                   will be taxable to shareholders.                 securities.

                   Special risks. Municipal instruments             Special risks. In the event of a default, a
                   purchased by the Tax-Exempt and Municipal        Portfolio will suffer a loss to the extent
                   Portfolios may be backed by letters of           that the proceeds from the sale of the
                   credit, insurance or other forms of credit       underlying securities and other collateral
                   enhancement issued by foreign (as well as        are less than the repurchase price and the
                   domestic) banks, insurance companies and         Portfolio's costs associated with delay and
                   other financial institutions. If the credit      enforcement of the repurchase agreement. In
                   quality of these banks and financial             addition, in the event of bankruptcy, a
                   institutions declines, a Portfolio could         Portfolio could suffer losses if a court
                   suffer a loss to the extent that the             determines that the Portfolio's interest in
                   Portfolio is relying upon this credit            the collateral is not enforceable by the
                   support. Foreign institutions can present        Portfolio.
                   special risks relating to higher
                   transaction and custody costs, the            Securities Lending. In order to generate
                   imposition of additional taxes by foreign     additional income, the Portfolios may lend
                   governments, less complete financial          securities on a short-term basis to banks,
                   information, less market liquidity, more      brokers and dealers or other qualified
                   market volatility and political               institutions. In exchange, the Portfolios will
                   instability. Foreign banks, insurance         receive collateral equal to at least 100% of
                   companies and financial institutions may be   the value of the securities loaned.
                   subject to less stringent reserve
                   requirements, and to different accounting,       Investment strategy. Securities lending may
                   auditing and recordkeeping requirements          represent no more than one-third the value
                   than U.S. banks.                                 of a Portfolio's total assets (including
                                                                    the loan collateral). Any cash collateral
                   In addition, when a substantial portion of       received by a Portfolio in connection with
                   a Portfolio's assets is invested in              these loans may be invested in short-term
                   instruments which are used to finance            investments.
                   facilities involving a particular industry,
                   whose issuers are in the same state or           Special risks. A principal risk when
                   which are otherwise related, there is a          lending portfolio securities is that the
                   possibility that an economic, business or        borrower might become insolvent or refuse
                   political development affecting one              to honor its obligation to return the
                   instrument would likewise affect the             securities. In this event, a Portfolio
                   related instrument.                              could experience delays in recovering its
                                                                    securities and may possibly incur a capital
                Repurchase Agreements. Repurchase agreements        loss. In addition, a Portfolio may incur a
                involve the purchase of securities by a             loss in reinvesting the cash collateral it
                Portfolio subject to the seller's agreement to      receives.
                repurchase them at a mutually agreed upon date
                and price.

Risks, Securities and Techniques continued

               ------------------------------------------------------------------------------------------------
               Stripped Obligations. These securities are          each may not achieve its investment
               issued by the U.S. government (or agency or         objective when its assets are invested in
               instrumentality), foreign governments or banks      taxable obligations.
               and other financial institutions. They entitle
               the holder to receive either interest payments   United States Government Obligations. These
               or principal payments that have been             include U.S. Treasury obligations, such as
               "stripped" from a debt obligation. These         bills, notes and bonds, which generally differ
               obligations include stripped mortgage-backed     only in terms of their interest rates,
               securities, which are derivative multi-class     maturities and time of issuance. These also
               mortgage securities.                             include obligations issued or guaranteed by
                                                                the U.S. government or its agencies and
                  Investment strategy. Each of the Portfolios   instrumentalities. Securities guaranteed as to
                  may purchase stripped securities.             principal and interest by the U.S. government,
                                                                its agencies or instrumentalities are deemed
                  Special risks. Stripped securities are very   to include (a) securities for which the
                  sensitive to changes in interest rates and    payment of principal and interest is backed by
                  to the rate of principal prepayments. A       an irrevocable letter of credit issued by the
                  rapid or unexpected change in either          U.S. government or an agency or
                  interest rates or principal prepayments       instrumentality thereof, and (b)
                  could depress the price of stripped           participations in loans made to foreign
                  securities held by the Portfolios and         governments or their agencies that are so
                  adversely affect a Portfolio's investment     guaranteed.
                  performance.
                                                                   Investment strategy. To the extent
               Taxable Investments. Taxable investments            consistent with its investment objective,
               include U.S. dollar-denominated obligations of      each Portfolio may invest in a variety of
               U.S. banks, foreign commercial banks and            U.S. Treasury obligations and obligations
               securities issued or guaranteed by foreign          issued or guaranteed by the U.S. government
               governments; high quality commercial paper and      or its agencies and instrumentalities.
               other obligations; high quality corporate
               bonds and notes; asset-backed securities;           Special risks. Not all U.S. government
               securities issued or guaranteed by the U.S.         obligations carry the same guarantees.
               government, its agencies or instrumentalities       Some, such as those of the Government
               and related custodial receipts; and repurchase      National Mortgage Association ("Ginnie
               agreements relating to the above instruments.       Mae"), are supported by the full faith and
                                                                   credit of the United States Treasury. Other
                  Investment strategy. The Tax-Exempt and          obligations, such as those of the Federal
                  Municipal Portfolios may each invest from        Home Loan Banks, are supported by the right
                  time to time, on a temporary basis or for of     the issuer to borrow from the United
                  temporary defensive purposes, in short-term      States Treasury; and others, such as those
                  taxable instruments that are "Eligible           issued by the Federal National Mortgage
                  Securities" as defined by the SEC for money      Association ("Fannie Mae"), are supported
                  market funds.                                    by the discretionary authority of the U.S.
                                                                   government to purchase the agency's
                  Special risks. Dividends paid by the             obligations. Still others are supported
                  Tax-Exempt and Municipal Portfolios that         only by the credit of the instrumentality.
                  are derived from interest paid on taxable        No assurance can be given that the U.S.
                  investments will generally be taxable to         government would provide financial support
                  each Portfolio's shareholders as ordinary        to its agencies or instrumentalities if it
                  income for Federal income tax purposes. The      is not obligated to do so by law. There is
                  Tax-Exempt and Municipal Portfolios              no assurance that these commitments will be

                                                RISKS, SECURITIES AND TECHNIQUES

                 -------------------------------------------------------------------------------------------------
                    undertaken or complied with in the future.       to exercise their demand rights. As a
                    In addition, the secondary market for            result, the Portfolios could suffer a loss
                    certain participations in loans made to          with respect to these instruments.
                    foreign governments or their agencies may
                    be limited.                                   When-Issued Securities, Delayed Delivery
                                                                  Transactions and Forward Commitments. A
                 Variable and Floating Rate Instruments.          purchase of "when-issued" securities refers to
                 Variable and floating rate instruments have      a transaction made conditionally because the
                 interest rates that are periodically adjusted    securities, although authorized, have not yet
                 either at set intervals or that float at a       been issued. A delayed delivery or forward
                 margin tied to a specified index rate. These     commitment transaction involves a contract to
                 instruments include variable amount master       purchase or sell securities for a fixed price
                 demand notes and  long-term variable and         at a future date beyond the customary
                 floating rate bonds (sometimes referred to as    settlement period.
                 "Put Bonds") where a Portfolio obtains at the
                 time of purchase the right to put the bond          Investment strategy. Each Portfolio may
                 back to the issuer or a third party at par at       purchase or sell securities on a
                 a specified date.                                   when-issued, delayed delivery or forward
                                                                     commitment basis. Although the Portfolios
                    Investment strategy. Each Portfolio may          would generally purchase securities in
                    invest in rated and unrated variable and         these transactions with the intention of
                    floating rate instruments to the extent          acquiring the securities, the Portfolios
                    consistent with its investment objective.        may dispose of such securities prior to
                    Unrated instruments may be purchased by a        settlement if the investment management
                    Portfolio if they are determined by the          team deems it appropriate to do so.
                    Investment Adviser to be of comparable
                    quality to rated instruments eligible for        Special risks. Purchasing securities on a
                    purchase by the Portfolio.                       when-issued, delayed delivery or forward
                                                                     commitment basis involves the risk that the
                    Special risks. Variable and floating rate        securities may decrease in value by the
                    instruments are subject to many of the same      time they are actually issued or delivered.
                    risks as fixed rate instruments,                 Conversely, selling securities in these
                    particularly credit risk. Because there is       transactions involves the risk that the
                    no active secondary market for certain           value of the securities may increase before
                    variable and floating rate instruments,          the time they are actually issued or
                    they may be more difficult to sell if the        delivered. These transactions also involve
                    issuer defaults on its payment obligations       the risk that the counterparty may fail to
                    or during periods when the Portfolios are        deliver the security or cash on the
                    not entitled                                     settlement date.

                                                                     Miscellaneous. TNTC is sometimes referred
                                                                     to as "The Northern Trust Bank" in
                                                                     advertisements and other sales literature.

Appendix

                                    The financial highlights tables are intended to help you understand the financial performance of Shares of the Portfolios for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by _______________, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge.

                                                                        APPENDIX

Portfolio Financial Highlights

Government Select Portfolio
For the Years Ended November 30,




                                                                                  Shares

                                                    2001           2000            1999              1998             1997
====================================================================================================================================
 Net asset value, beginning of year             $      1.00    $      1.00     $        1.00     $        1.00     $        1.00
 Income from investment operations:
   Net investment income                               0.04           0.06              0.05              0.05              0.05
------------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from:
   Net investment income                              (0.04)         (0.06)            (0.05)            (0.05)            (0.05)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                   $      1.00    $      1.00     $        1.00     $        1.00     $        1.00
 Total return (a)                                      4.39%          6.18%             4.94%             5.38%             5.41%
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements         0.20%          0.20%             0.20%             0.20%             0.20%
   Expenses, before waivers and reimbursements         0.37%          0.38%             0.38%             0.39%             0.39%
   Net investment income, net of waivers and
     reimbursements                                    4.14%          6.03%             4.85%             5.31%             5.30%
   Net investment income, before waivers and
     reimbursements                                    3.97%          5.85%             4.67%             5.12%             5.11%
 Net assets at end of year (in thousands)       $ 4,130,572    $ 2,576,552     $   2,150,263     $   1,694,869     $   1,239,393
------------------------------------------------------------------------------------------------------------------------------------


(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

Portfolio Financial Highlights continued


Government Portfolio
For the Years Ended November 30,

                                                                                               Shares

                                                         2001           2000            1999            1998           1997
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                   $     1.00     $     1.00      $     1.00      $     1.00     $     1.00
 Income from investment operations:
   Net investment income                                    0.04           0.06            0.05            0.04           0.05
---------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from:
   Net investment income                                   (0.04)         (0.06)          (0.05)          (0.04)         (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                         $     1.00     $     1.00      $     1.00      $     1.00     $     1.00
 Total return (a)                                           4.30%          6.10%           5.08%           5.28%          5.31%
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements              0.35%          0.35%           0.35%           0.35%          0.35%
   Expenses, before waivers and reimbursements              0.38%          0.38%           0.38%           0.40%          0.37%
   Net investment income, net of waivers and
     Reimbursements                                         4.07%          5.95%           4.75%           5.22%          5.18%
   Net investment income, before waivers and
     Reimbursements                                         4.04%          5.92%           4.72%           5.17%          5.16%
 Net assets at end of year (in thousands)             $2,747,048     $2,062,597      $1,565,743      $1,652,870     $1,051,401
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

                                                                        APPENDIX

Diversified Assets Portfolio
For the Years Ended November 30,


                                                                                     Shares

                                                        2001            2000          1999           1998            1997
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                  $     1.00     $     1.00    $      1.00     $     1.00     $      1.00
 Income from investment operations:
   Net investment income                                   0.04           0.06           0.05           0.05            0.05
-------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from:
   Net investment income                                  (0.04)         (0.06)         (0.05)         (0.05)          (0.05)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                        $     1.00     $     1.00    $      1.00     $     1.00     $      1.00
 Total return (a)                                          4.52%          6.20%          4.99%          5.36%           5.42%
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements             0.35%          0.35%          0.35%          0.35%           0.35%
   Expenses, before waivers and reimbursements             0.36%          0.38%          0.38%          0.38%           0.36%
   Net investment income, net of waivers and
     Reimbursements                                        4.35%          6.05%          4.89%          5.31%           5.30%
   Net investment income, before waivers and
     Reimbursements                                        4.34%          6.02%          4.86%          5.28%           5.29%
 Net assets at end of year (in thousands)            $9,622,037     $7,526,789    $ 7,475,275     $4,794,830     $ 3,941,586
-------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

Portfolio Financial Highlights continued

Tax-Exempt Portfolio
For the Years Ended November 30,


                                                                                             Shares

                                                                2001           2000          1999          1998          1997
==================================================================================================================================
 Net asset value, beginning of year                           $   1.00      $    1.00     $    1.00     $    1.00     $    1.00
 Income from investment operations:
   Net investment income                                          0.03           0.04          0.03          0.03          0.03
----------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from:
   Net investment income                                         (0.03)         (0.04)        (0.03)        (0.03)        (0.03)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                                 $   1.00      $    1.00     $    1.00     $    1.00     $    1.00
 Total return (a)                                                 2.84%          3.88%         3.03%         3.31%         3.44%
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.35%          0.35%         0.35%         0.35%         0.35%
   Expenses, before waivers and reimbursements                    0.38%          0.40%         0.39%         0.39%         0.39%
   Net investment income, net of waivers and reimbursements       2.79%          3.83%         2.89%         3.27%         3.38%
   Net investment income, before waivers and reimbursements       2.76%          3.78%         2.85%         3.23%         3.34%
 Net assets at end of year (in thousands)                     $683,912      $ 663,641     $ 555,692     $ 748,151     $ 585,159
==================================================================================================================================

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

                                                                        APPENDIX

Municipal Portfolio
For the Year Ended November 30,

                                                                          Shares

                                                                 2001              2000 (c)
================================================================================================
 Net asset value, beginning of period                          $   1.00            $  1.00
 Income from investment operations:
   Net investment income                                           0.03               0.04
------------------------------------------------------------------------------------------------
 Distributions to shareholders from:

   Net investment income                                          (0.03)             (0.04)
------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $   1.00            $  1.00
 Total return (a)                                                  2.93%              3.99%
 Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                     0.21%              0.21%
   Expenses, before waivers and reimbursements                     0.43%              0.53%
   Net investment income, net of waivers and reimbursements        2.82%              3.98%
   Net investment income, before waivers and reimbursements        2.60%              3.66%
 Net assets at end of period (in thousands)                    $141,721            $78,621
================================================================================================

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) For the period December 1, 1999 (commencement of operations) through November 30, 2000.

For More Information

-----------------------------------------------------------------------------------------------------------------------------
    ANNUAL/ SEMIANNUAL     Additional information about the Portfolios'      In the Portfolio's annual reports, you will
                REPORT     investments is available in the Portfolios'       find a discussion of the market conditions
                           annual and semiannual reports to                  and investment strategies that
                           shareholders.                                     significantly affected the Portfolios'
                                                                             performance during the last fiscal year.





-----------------------------------------------------------------------------------------------------------------------------


          STATEMENT OF     Additional information about the Portfolios       On the Internet--Text-only versions of the
            ADDITIONAL     and their policies is also available in the       Portfolios' documents are available on the
           INFORMATION     Portfolios' Additional Statement. The             SEC's website at http://www.sec.gov.
          ("Additional     Additional Statement is incorporated by
           Statement")     reference into this Prospectus (is legally
                           considered part of this Prospectus).

                                                                             You may review and obtain copies of Trust
                           The Portfolios' annual and semiannual reports     documents by visiting the SEC's Public
                           and the Additional Statement are available        Reference Room in Washington, D.C. You may
                           free upon request by calling 800/ 637-1380.       also obtain copies of Trust documents by
                                                                             sending your request and a duplicating fee to
                           To obtain other information and for               the SEC's Public Reference Section,
                           shareholder inquiries:                            Washington, D.C. 20549-0102 or by electronic
                                                                             request at publicinfo@sec.gov. Information on
                           By telephone--Call 800/ 637-1380                  the operation of the Public Reference Room
                                                                             may be obtained by calling the SEC at
                           By mail--Northern Institutional Funds             202/ 942-8090
                                      P.O. Box 75943
                                      Chicago, IL 60675-5943



                           Northern
                           Institutional
                           Funds

                           811-3605

Northern Institutional Funds

--------------------------------------------------------------------------------
         MONEY MARKET       .  Government Select Portfolio
           PORTFOLIOS       ----------------------------------------------------
       SERVICE SHARES       .  Government Portfolio
       PREMIER SHARES       ----------------------------------------------------
                            .  Diversified Assets Portfolio
                            ----------------------------------------------------
                            .  Tax-exempt Portfolio
                            ----------------------------------------------------
                            .  Municipal Portfolio
                            ----------------------------------------------------



                            Prospectus dated April 1, 2002

                            An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                            The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents


--------------------------------------------------------------------------------
                  OVERVIEW
--------------------------------------------------------------------------------
               RISK/RETURN     Portfolios
                   SUMMARY       ...............................................
     Information about the       Government Select Portfolio
     objectives, principal       ...............................................
                strategies       Government Portfolio
  and risk characteristics       ...............................................
        of each Portfolio.       Diversified Assets Portfolio
                                 ...............................................
                                 Tax-exempt Portfolio
                                 ...............................................
                                 Municipal Portfolio
                               -------------------------------------------------
                               Principal Investment Risks
                               -------------------------------------------------
                               Portfolio Performance

                                 Government Select Portfolio

                                 Government Portfolio

                                 Diversified Assets Portfolio

                                 Tax-exempt Portfolio

                                 Municipal Portfolio

                               -------------------------------------------------
                               Portfolio Fees and Expenses

--------------------------------------------------------------------------------

                MANAGEMENT     Investment Adviser
                               -------------------------------------------------
                    OF THE     Advisory Fees
                               -------------------------------------------------
                PORTFOLIOS     Other Portfolio Services
 Details that apply to the
    Portfolios as a group.

--------------------------------------------------------------------------------
                ABOUT YOUR     Purchasing and Selling Service Shares and Premier
                   ACCOUNT     Shares

     How to open, maintain       Investors
     and close an account.
                                 Share Classes

                                 Opening an Account

                                 Selling Service Shares and Premier Shares
                               -------------------------------------------------
                               Account Policies and Other Information

                                 Automatic Investment Arrangements

                                 Purchase and Redemption Minimums

                                 Calculating Share Price

                                 Timing of Purchase Requests

                                 Tax Identification Number
                                 ...............................................

--------------------------------------------------------------------------------

                               In-Kind Purchases and Redemptions

                               Miscellaneous Purchase Information

                               Timing of Redemption and Exchange Requests

                               Miscallaneous Redemption Information

                               Exchange Privileges

                               Telephone Transactions

                               Advance Notification of Large Transactions

                               Making Changes to Your Account Information

                               Business Day

                               Early Closings

                               Authorized Intermediaries

                               Servicing Agents

                               Shareholder Communications

                            ----------------------------------------------------
                            Distributions and Taxes
                               .................................................

                               Distributions

                               Taxes

                               Other Tax Information
                               .................................................

--------------------------------------------------------------------------------

                RISKS,      Risks, Securities and Techniques
        SECURITIES AND
            TECHNIQUES

--------------------------------------------------------------------------------

              APPENDIX      Portfolio Financial Highlights


--------------------------------------------------------------------------------

              FOR MORE      Annual/Semiannual Reports
                            ----------------------------------------------------
           INFORMATION      Statement of Additional Information
                            ----------------------------------------------------

Overview

               Northern Institutional Funds (the "Trust") offers five money market portfolios (each a "Portfolio") to institutional investors. Each Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Shares are described in a separate prospectus.


               The descriptions on the following pages may help you choose the Portfolio that best fits your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust's seven fixed income, one balanced and eight equity portfolios are described in a separate prospectus.

               The Portfolios seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Portfolios:

               . Limits its dollar-weighted average portfolio maturity to 90 days or less;

               . Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

               . Invests only in U.S. dollar-denominated securities that represent minimal credit risks.


               In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Government Select, Government and Diversified Assets Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

               In addition to the instruments described above and on the pages below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" beginning on page ___ of this Prospectus and the Statement of Additional Information ("Additional Statement").

                                                             RISK/RETURN SUMMARY

Portfolios

Government Select Portfolio


------------------------------------------------------------------------------------------------------------------------------------
                    INVESTMENT     The Portfolio seeks to maximize current            liquidity by investing exclusively in high-
                     OBJECTIVE     income to the extent consistent with the           quality money market instruments.
                                   preservation of capital and maintenance of


------------------------------------------------------------------------------------------------------------------------------------

                     PRINCIPAL     Investment Strategies.  Under normal               equivalents, including money market funds
                    INVESTMENT     circumstances, the Portfolio will invest           and time deposits with a maturity of three
                    STRATEGIES     substantially all (and at least 80%) of its        months or less, and hold uninvested cash.
                     AND RISKS     net assets in securities issued or guaranteed
                                   as to principal and interest by the U.S.           Risks. These principal investment risks
                                   government, its agencies or                        apply to the Portfolio: stable NAV risk,
                                   instrumentalities.  The Portfolio also seeks,      interest rate risk, prepayment (or call)
                                   under normal circumstances, to acquire only        risk, debt extension risk, Government
                                   those U.S. government securities the interest      securities risk, guarantor (or credit
                                   upon which is generally exempt from state          enhancement) risk, management risk and
                                   income taxation.  These securities include         liquidity risk. These and other risks are
                                   obligations issued by the U.S. Treasury and        summarized on page __.
                                   certain U.S. government agencies and
                                   instrumentalities, such as the Federal Home        More information on the Portfolio's
                                   Loan Bank and the Federal Farm Credit Banks        investment strategies and techniques is
                                   Funding Corp.                                      provided in "Risks, Securities and
                                                                                      Techniques" beginning on page ____ of
                                                                                      this Prospectus
                                   Under unusual circumstances, such as when
                                   appropriate securities which are exempt from
                                   state taxes are unavailable, the Portfolio
                                   may make temporary investments in non-exempt
                                   U.S. government securities and cash

Government Portfolio

------------------------------------------------------------------------------------------------------------------------------------

                    INVESTMENT     The Portfolio seeks to maximize current            liquidity by investing exclusively in high-
                     OBJECTIVE     income to the extent consistent with the           quality money market instruments.
                                   preservation of capital and maintenance of

------------------------------------------------------------------------------------------------------------------------------------

                     PRINCIPAL     Investment Strategies. Under normal                  risk, prepayment (or call) risk, debt
                    INVESTMENT     circumstances, the Portfolio will invest             extension risk, Government securities
                    STRATEGIES     substantially all (and at least 80%) of its net      risk, counterparty failure risk, guarantor
                     AND RISKS     assets in securities issued or guaranteed as to      (or credit enhancement) risk, management
                                   principal and interest by the U.S. government,       risk and liquidity risk. These and other
                                   its agencies or instrumentalities, and               risks are summarized on page _____.
                                   repurchase agreements backed by such
                                   securities. The Portfolio may also invest up to      More information on the Portfolio's
                                   20% of its assets in custodial receipts (such        investment strategies and techniques is
                                   as TIGRs and CATS) that represent interests in       provided in "Risks, Securities and
                                   U.S. government securities but are not               Techniques" beginning on page _____ of this
                                   themselves considered U.S. government                Prospectus.
                                   securities for this purpose.

                                   Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate

                                                             RISK/RETURN SUMMARY

Diversified Assets Portfolio

-----------------------------------------------------------------------------------------------------------------------------------
                    INVESTMENT     The Portfolio seeks to maximize current              liquidity by investing exclusively in high-
                     OBJECTIVE     income to the extent consistent with the             quality money market instruments.
                                   preservation of capital and maintenance of


------------------------------------------------------------------------------------------------------------------------------------

                     PRINCIPAL     Investment Strategies. The Portfolio seeks to        .  U.S. dollar-denominated securities issued
                    INVESTMENT     achieve its objective by investing in a                 or guaranteed by one or more foreign
                    STRATEGIES     broad range of government, bank and                     governments or political subdivisions,
                     AND RISKS     commercial obligations that are available               agencies or instrumentalities;
                                   in the money markets, including:

                                                                                        .  Repurchase agreements relating to the
                                   .  U.S. dollar-denominated obligations                  above instruments; and
                                      of U.S. banks with total assets in excess
                                      of $1 billion (including obligations of           .  Municipal securities issued or guaranteed
                                      foreign branches of such banks);                     by state or local governmental bodies.

                                   .  U.S. dollar-denominated obligations
                                      of foreign commercial banks where such            Risks. These principal investment risks
                                      banks have total assets in excess of $5           apply to the Portfolio: stable NAV risk,
                                      billion;                                          interest rate risk, credit (or default)
                                                                                        risk, counterparty failure risk, guarantor
                                   .  High-quality commercial paper and                 (or credit enhancement) risk, management
                                      other obligations issued or guaranteed by         risk, liquidity risk, prepayment (or call)
                                      U.S. and foreign corporations and other           risk, debt extension risk and foreign
                                      issuers;                                          securities risk. These and other risks are
                                                                                        summarized on page _____.

                                   .  Corporate bonds, notes, paper and
                                      other instruments that are of high                More information on the Portfolio's
                                      quality;                                          investment strategies and techniques is
                                                                                        provided in "Risks, Securities and
                                   .  Asset-backed securities (such as                  Techniques" beginning on page ______ of this
                                      credit card and automobile receivables);          Prospectus.

                                   .  Securities issued or guaranteed as
                                      to principal and interest by the U.S.
                                      government or by its agencies or
                                      instrumentalities and custodial receipts with respect thereto;

Tax-Exempt Portfolio

-------------------------------------------------------------------------------------------------------------------------
       INVESTMENT     The Portfolio seeks to provide its            portfolio standards, with a high level of
        OBJECTIVE     shareholders, to the extent consistent with   income exempt from Federal income tax by
                      the preservation of capital and prescribed    investing primarily in municipal instruments.


-------------------------------------------------------------------------------------------------------------------------
        PRINCIPAL     Investment Strategies. The Portfolio seeks    During extraordinary circumstances,
        INVESTMENT    to achieve its objective by investing         however, the Portfolio may take a temporary
        STRATEGIES    primarily in high-quality short-term          defensive posture and hold uninvested cash or
         AND RISKS    instruments, the interest on which is         invest in AMT obligations and taxable
                      exempt from Federal income tax ("municipal    short-term securities without limitation.
                      instruments"). The high level of income       During temporary defensive periods the
                      sought by the Portfolio is relative to        Portfolio may not achieve its investment
                      yields currently available in the             objective.
                      tax-exempt marketplace. Municipal
                      instruments may include:
                                                                    Taxable investments will consist exclusively
                                                                    of those instruments that may be purchased by
                      .    Fixed and variable rate notes and        the Diversified Assets Portfolio.
                           similar debt instruments;
                                                                    Risks. These principal investment risks apply
                      .    Asset-backed securities which are        to the Portfolio: stable NAV risk, interest
                           considered municipal instruments         rate risk, credit (or default) risk, guarantor
                           (such as trust certificates backed       (or credit enhancement)  risk, management risk,
                           by municipal bonds);                     liquidity risk,  prepayment (or call)  risk, debt
                                                                    extension risk, project/industrial development bond
                      .    Tax-exempt commercial paper;             risk and tax risk. These and other risks are
                                                                    summarized on page__.
                      .    Rated and unrated municipal bonds,
                           notes, paper or other instruments;
                           and                                      More information on the Portfolio's investment
                                                                    strategies and techniques is provided in "Risks,
                      .    Municipal bonds and notes which          Securities and Techniques" beginning on page ____
                           are guaranteed as to principal and       of this Prospectus.
                           interest or backed by the U.S.
                           government or its agencies or
                           instrumentalities.

                      Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in municipal instruments. Interest earned by the Portfolio on AMT obligations
                      ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the
                      Federal alternative minimum tax, will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Portfolio meets this policy. For shareholders subject to AMT, a limited portion of the Portfolio's dividends may be subject to Federal tax.

                                                             RISK/RETURN SUMMARY

Municipal Portfolio

------------------------------------------------------------------------------------------------------------------
    INVESTMENT     The Portfolio seeks to provide, to the extent   Federal income tax by investing primarily in
     OBJECTIVE     consistent with the preservation of capital,    municipal instruments. This objective may
                   a high level of income exempt from regular      be changed without shareholder approval.


------------------------------------------------------------------------------------------------------------------
     PRINCIPAL     Investment Strategies. The Portfolio            of tax preference to shareholders under the
    INVESTMENT     seeks to achieve its objective by investing     Federal alternative minimum tax. For
    STRATEGIES     primarily in high-quality short-term            shareholders subject to AMT, a significant
     AND RISKS     municipal instruments. The high level of        portion of the Portfolio's dividends may be
                   income sought by the Portfolio is relative      subject to Federal tax. The Portfolio does
                   to yields currently available in the            not currently intend to invest in AMT
                   tax-exempt marketplace. Municipal               obligations. The Portfolio retains,
                   instruments may include:                        however, the ability to invest any or all
                                                                   of its assets in AMT obligations, and may
                   .  Fixed and variable rate notes and            do so in the future.
                      similar debt instruments;
                                                                   Taxable investments will consist of those
                   .  Asset-backed securities which are            instruments that may be purchased by the
                      considered municipal instruments (such       Diversified Assets Portfolio.
                      as trust certificates backed by municipal
                      bonds);                                      Risks. These principal investment risks
                                                                   apply to the Portfolio: stable NAV risk,
                   .  Tax-exempt commercial paper;                 interest rate risk, credit (or default)
                                                                   risk, guarantor (or credit enhancement)
                   .  Rated and unrated municipal bonds,           risk, management risk, liquidity risk,
                      notes, paper or other instruments; and       prepayment (or call) risk, debt extension
                                                                   risk, project/industrial development bond
                   .  Municipal bonds and notes which              risk and tax risk. These and other risks
                      are guaranteed as to principal and           are summarized on page __.
                      interest or backed by the U.S. government
                      or its agencies or instrumentalities.

                   Under normal circumstances, at least 80% of     More information on the Portfolio's
                   the Portfolio's net assets will be invested     investment strategies and techniques is
                   in municipal instruments. Subject to this       provided in "Risks, Securities and
                   limitation, the Portfolio may hold              Techniques" beginning on page __  of this
                   uninvested cash and invest in taxable           Prospectus.
                   instruments. During temporary defensive
                   periods, however, all or any portion of the
                   Portfolio's assets may be held uninvested
                   or invested in taxable instruments. During
                   temporary defensive periods the Portfolio
                   may not achieve its investment objective.

                   The Portfolio is not limited in the amount of its assets that may be invested in AMT obligations ("private activity bonds"), the interest on which may be treated as an item

Principal Investment Risks

                                 All investments carry some degree of risk, which will affect the value of a Portfolio, its yield and investment performance, and the price of its shares.

                                 An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the
                                 Portfolios.

                                 The following summarizes the principal risks that may affect the Portfolios.

------------------------------------------------------------------------------------------------------------------------------

                     RISKS THAT  Stable NAV risk is the risk that a                Counterparty failure risk is the risk that
                   APPLY TO ALL  Portfolio will not be able to maintain a net      an issuer of a security, or a bank or
                     PORTFOLIOS  asset value per share of $1.00 at all times.      other financial institution that has
                                                                                   entered into a repurchase agreement, may
                                 Interest rate risk is the risk that during        default on its payment obligations.
                                 periods of rising interest rates, a
                                 Portfolio's yield (and the market value of        Management risk is the risk that a
                                 its securities) will tend to be lower than        strategy used by the investment management
                                 prevailing market rates; in periods of            team may fail to produce the intended
                                 falling interest rates, a Portfolio's yield       results.
                                 (and the market value of its securities)
                                 will tend to be higher.                           Liquidity risk is the risk that a
                                                                                   Portfolio will not be able to pay
                                 Guarantor (or Credit enhancement) risk is         redemption proceeds on the same Business
                                 the risk that changes in credit quality of a      Day that shares are redeemed, because of
                                 U.S. or foreign bank, insurance company or        unusual market conditions, an unusually
                                 other financial institution could cause a         high volume of redemption requests or
                                 Portfolio's investments in securities backed      other reasons.
                                 by letters of credit or other credit
                                 enhancements issued by such bank or
                                 institution to decline in value.


------------------------------------------------------------------------------------------------------------------------------
                      RISK THAT  Government securities risk is the risk            agencies, instrumentalities or sponsored
              APPLIES PRIMARILY  that the U.S. government will not provide         enterprises if it is not obligated to do
                         TO THE  financial support to U.S. government              so by law.
              GOVERNMENT SELECT
                 AND GOVERNMENT
                     PORTFOLIOS

                                                             RISK/RETURN SUMMARY

--------------------------------------------------------------------------------------------------------------------------
             RISKS THAT    Credit (or Default) risk is the risk that       Debt extension risk is the risk that an
        APPLY PRIMARILY    an issuer of fixed income securities held by    issuer will exercise its right to pay
     TO THE DIVERSIFIED    the Portfolio may default on its obligation     principal on an obligation held by the
     ASSETS, TAX-EXEMPT    to pay interest and repay principal.            Portfolio (such as an asset-backed
          AND MUNICIPAL    Generally, the lower the credit rating of a     security) later than expected. This may
             PORTFOLIOS    security, the greater the risk that the         happen during a period of rising interest
                           issuer of the security will default on its      rates. Under these circumstances, the value
                           obligation. High-quality securities are         of the obligation will decrease and a
                           generally believed to have relatively low       Portfolio will suffer from the inability to
                           degrees of credit risk.                         invest in higher yielding securities.

                           Prepayment (or Call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) earlier than expected. This may happen during a period of declining interest rates.
                           Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce a Portfolio's income.

--------------------------------------------------------------------------------------------------------------------------

             RISKS THAT    Project/industrial development bond             Tax risk is the risk that future legislative or
           APPLY TO THE    risk is the risk that a Portfolio may be        administrative changes or court decisions
         TAX-EXEMPT AND    more sensitive to an adverse economic,          may materially affect the ability of the
              MUNICIPAL    business or political development if it         Portfolio to pay tax-exempt dividends or
             PORTFOLIOS    invests more than 25% of its assets in the      value of municipal instruments.
                           municipal instruments the interest upon
                           which is paid solely from revenues of
                           similar projects, or in industrial
                           development bonds.

--------------------------------------------------------------------------------------------------------------------------

              RISK THAT    Foreign securities risk is the risk that a      More information about the risks of
         APPLIES TO THE    foreign security, even if it is a U.S.          investing in the Portfolios is provided in
     DIVERSIFIED ASSETS    dollar-denominated foreign security, could      "Risks, Securities and Techniques"
              PORTFOLIO    lose value as a result of political,            beginning on page ___. You should
                           financial and economic events in foreign        carefully consider the risks discussed in
                           countries, less stringent foreign securities    these sections before investing in a
                           regulations and accounting and disclosure       Portfolio.
                           standards, or other factors.

Portfolio Performance

                   The bar charts and tables that follow provide an indication of the risks of investing in a Portfolio. The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects certain expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.

                   Premier Shares for the Municipal Portfolio have not yet been issued and there are no Premier Shares currently outstanding for the Tax-Exempt Portfolio.* For this reason, the performance information shown below for the Municipal Portfolio and Tax-Exempt Portfolio is only for Service Shares. Service Shares, Premier Shares and Shares are all invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that Service Shares have Servicing Agent fees of 0.25% (annualized) and a 0.01% (annualized) Transfer Agency fee, and Premier Shares have Servicing Agent fees of 0.50% (annualized) and a 0.02% (annualized) Transfer Agency fee, while Shares have neither of these fees.

_______________________
                   * Premier Shares for the Tax-Exempt Portfolio were initially issued on July 11, 2001 and all Premier Shares for this Portfolio were redeemed on September 26, 2001.

Government Select Portfolio


                                      BAR CHART
                    (Calendar Year Total Return: PREMIER SHARES)

                                                          5.64%        3.46%
                                                          2000         2001




          Best and Worst Quarterly Performance
          (for the periods ended December 31, 2001)

          Best Quarter Return: Q3/Q4  2000    1.46%
          Worst Quarter Return: Q4  2001      0.46%







          Average Annual Total Return
          (for the periods ended December 31, 2001)
                                                                       Since
                                                           1-Year    Inception
          ----------------------------------------------------------------------
          Government Select Portfolio
          Service Shares (Inception 5/28/99)                3.73%      4.81%
          Premier Shares*                                   3.46%      4.57%
          ----------------------------------------------------------------------

          The 7-day yield for Service Shares of the Portfolio as of December 31, 2001: 1.70%

          The 7-day yield for Premier Shares of the Portfolio as of December 31, 2001: 1.44%

          You may call 800/ 637-1380 to obtain the current 7-day yield.

          *The first issue date for the Portfolio's Premier Shares class was November 23, 1998. On July 20, 1999 all of the Portfolio's Premier Shares were redeemed. From the period July 21, 1999 through September 29, 1999, the Portfolio had no outstanding Premier Shares. The Portfolio began issuing Premier Shares again on September 30, 1999, and the performance presented here for Premier Shares is measured from that date to December 31, 2001.

Portfolio Performance continued

Government Portfolio


                            BAR CHART
           (Calendar Year Total Return: PREMIER SHARES)

                                                 4.27%        5.55%        3.37%
                                                 1999         2000         2001










           Best and Worst Quarterly Performance
           (for the periods ended December 31, 2001)

           Best Quarter Return: Q4  2001    1.44%
           Worst Quarter Return: Q4  2000   0.42%






           Average Annual Total Return
           (for the periods ended December 31, 2001)
                                                                         Since
                                                              1-Year   Inception
           ---------------------------------------------------------------------
           Government Portfolio
           Service Shares (Inception 4/1/99)                  3.64%      4.69%
           Premier Shares (Inception 12/15/98)                3.37%      4.40%
           ---------------------------------------------------------------------

           The 7-day yield for Service Shares of the Portfolio as of December 31, 2001: 1.51%

           The 7-day yield for Premier Shares of the Portfolio as of December 31, 2001: 1.31%

           You may call 800/ 637-1380 to obtain the current 7-day yield.

                                                             RISK/RETURN SUMMARY

Diversified Assets Portfolio




                               BAR CHART
             (Calendar Year Total Return: SERVICE SHARES)

                                                 4.67%        5.92%        3.89%
                                                 1999         2000         2001









             Best and Worst Quarterly Performance
             (for the periods ended December 31, 2001)

             Best Quarter Return: Q4  2000    1.53%
             Worst Quarter Return: Q4  2001   0.59%





             Average Annual Total Return
             (for the periods ended December 31, 2001)
                                                                        Since
                                                             1-Year  Inception
             -------------------------------------------------------------------
             Diversified Assets Portfolio
             Service Shares (Inception 7/1/98)                3.89%     4.85%
             Premier Shares (Inception 4/1/99)                3.62%     4.58%
             -------------------------------------------------------------------

             The 7-day yield for Service Shares of the Portfolio as of December 31, 2001: 1.98%

             The 7-day yield for Premier Shares of the Portfolio as of December

             31, 2001:  1.72%
             You may call 800/ 637-1380 to obtain the current 7-day yield.

Portfolio Performance continued

Tax-Exempt Portfolio


                                    BAR CHART
                  (Calendar Year Total Return: SERVICE SHARES)

                                                                 3.57%    2.35%
                                                                 2000     2001




                  Best and Worst Quarterly Performance
                  (for the periods ended December 31, 2001)

                  Best Quarter Return: Q4 2000   0.93%
                  Worst Quarter Return: Q4 2001  0.38%





                  Average Annual Total Return
                  (for the periods ended December 31, 2001)
                                                                         Since
                                                                1-Year Inception
                  --------------------------------------------------------------
                  Tax-Exempt Portfolio

                  Service Shares (Inception 5/13/99)             2.35%    2.91%
                  --------------------------------------------------------------

                  The 7-day yield for Service Shares of the Portfolio as of December 31, 2001: 1.35%. You may call 800/ 637-1380 to obtain the current 7-day yield.

                                                             RISK/RETURN SUMMARY

Municipal Portfolio




                                    BAR CHART
                  (Calendar Year Total Return: SERVICE SHARES)

                                                                 4.03%    2.45%
                                                                 2000     2001




                   Best and Worst Quarterly Performance
                   (for the periods ended December 31, 2001)

                   Best Quarter Return: Q2  2000   0.96%
                   Worst Quarter Return: Q4   2001   0.40%





                  Average Annual Total Return
                  (for the periods ended December 31, 2001)
                                                                         Since
                                                                1-Year Inception
                  --------------------------------------------------------------
                   Municipal Portfolio
                   Service Shares (Inception 2/11/00)            2.45%    3.07%
                  --------------------------------------------------------------

                  The 7-day yield for Service Shares of the Portfolio as of December 31, 2001: 1.44% You may call 800/ 637-1380 to obtain the current 7-day yield.

Portfolio Fees and Expenses


                    This table describes the fees and expenses that you may pay if you buy and hold Service Shares and Premier Shares of the Portfolios. Please note that it does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their Customers (as defined on page ___). (For more information, please see "Account Policies and Other Information" on page ___.)


                                   Shareholder Fees (fees paid directly from your investment)
                             ---------------------------------------------------------------------
                                                            Sales Charge
                             Sales Charge                      (Load)
                                (Load)                       Imposed on
                              Imposed on    Deferred Sales   Reinvested     Redemption    Exchange
Portfolio                      Purchases     Charge (Load)  Distributions      Fees         Fees
--------------------------------------------------------------------------------------------------
Government Select
   Premier Shares                 None          None           None           None         None
   Service Shares                 None          None           None           None         None
--------------------------------------------------------------------------------------------------
Government
   Premier Shares                 None          None           None           None         None
   Service Shares                 None          None           None           None         None
--------------------------------------------------------------------------------------------------
Diversified Assets
   Premier Shares                 None          None           None           None         None
   Service Shares                 None          None           None           None         None
--------------------------------------------------------------------------------------------------
Tax-Exempt
   Premier Shares                 None          None           None           None         None
   Service Shares                 None          None           None           None         None
--------------------------------------------------------------------------------------------------
Municipal
   Premier Shares                 None          None           None           None         None
   Service Shares                 None          None           None           None         None
--------------------------------------------------------------------------------------------------

                                                             RISK/RETURN SUMMARY











                Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                            Total
                                      Distribution                       Servicing         Transfer         Other        Portfolio
                       Management       (12b-1)          Other             Agent            Agency         Operating      Operating
                        Fees/1/           Fees          Expenses           Fees              Fees         Expenses/2/    Expenses/3/
====================================================================================================================================
Government Select

Premier Shares            0.20%           None            0.64%            0.50%            0.02%            0.12%          0.84%
 ..............................................................................................................................
Service Shares            0.20%           None            0.38%            0.25%            0.01%            0.12%          0.58%
------------------------------------------------------------------------------------------------------------------------------------

Government
   Premier Shares         0.25%           None            0.65%            0.50%            0.02%            0.13%          0.90%
 ..............................................................................................................................
   Service Shares         0.25%           None            0.39%            0.25%            0.01%            0.13%          0.64%
------------------------------------------------------------------------------------------------------------------------------------
Diversified Assets
    Premier Shares        0.25%           None            0.64%            0.50%            0.02%            0.12%          0.89%
 ..............................................................................................................................
    Service Shares        0.25%           None            0.38%            0.25%            0.01%            0.12%          0.63%
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt
   Premier Shares         0.25%           None            0.65%            0.50%            0.02%            0.13%          0.90%
 ..............................................................................................................................
   Service Shares         0.25%           None            0.39%            0.25%            0.01%            0.13%          0.64%
------------------------------------------------------------------------------------------------------------------------------------

Municipal
   Premier Shares         0.20%           None            0.69%            0.50%            0.02%            0.17%          0.89%
 ..............................................................................................................................
   Service Shares         0.20%           None            0.43%            0.25%            0.01%            0.17%          0.63%
====================================================================================================================================

Portfolio Fees and Expenses continued

------------------------------------------------------------------------------------------------------------------------------------
       FOOTNOTES         /1/   This information has been restated to reflect the reduced contractual management fee rates for the
                               Government Select and Municipal Portfolios that are effective April 1, 2002. Prior to April 1, 2002, the contractual management fees for the Government Select and Municipal Portfolios were 0.25% of each
                               Portfolio's average daily net assets. For the fiscal year ended November 30, 2001, the Investment
                               Adviser voluntarily waived a portion of its management fee for the Government Select and Municipal
                               Portfolios. As a result of the fee waiver, actual management fees paid by the Government Select and
                               Municipal Portfolios for the fiscal year ended November 30, 2001 were 0.10% of each Portfolio's average daily net assets. As of the date of this Prospectus, the actual management fees paid by both the Government Select and Municipal Portfolios were 0.10% of each Portfolio's average daily net assets as a result of fee waivers. Fee waivers may be terminated at any time at the option of the
                               Investment Adviser.


                          /2/  "Other Operating Expenses," along with "Servicing Agent Fees" and "Transfer Agency Fees" is a subcategory of "Other Expenses" and includes co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. Prior to February 1, 2001, "Other Expenses" also included an additional fee equal to 0.08% of average daily net assets of the Service and Premier
                               Classes paid to Northern Trust or other institutions for systems support and related services. The payment of this fee has been eliminated and is not reflected in this table. The Co-Administrators are entitled to a co-administration fee from the Portfolios at an annual rate of 0.10% of the average daily net assets of each Portfolio. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses
                               (including fees payable to the Co-Administrators, but excluding management fees, transfer agency fees, servicing agent fees, taxes, interest and other extraordinary expenses such as interest) which exceed on an annualized basis 0.10% of each Portfolio's average daily net assets.

                          /3/  As a result of the fee waivers and expense reimbursements, the actual management fees, distribution
                               (12b-1) fees, other expenses and total annual portfolio operating expenses for each Portfolio for the fiscal year ended November 30, 2001 were as set forth below. Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of the Investment Adviser.
                               If this occurs, "Total Annual Portfolio Operating Expenses" may increase without shareholder approval. Prior to February 1, 2001, "Other Expenses" also included an additional fee equal to 0.08%
                               of average daily net assets of the Service and Premier Classes paid to Northern Trust or other institutions for systems support and related services. The payment of this fee has been eliminated and is not reflected in this table.

                                                                                                                   Total Annual
                                                                                                                    Portfolio
                                                                      Management    Distribution       Other        Operating
                                                                         Fees       (12b-1) Fees     Expenses       Expenses
                          ==========================================================================================================
                          Government Select

                             Premier Shares                              0.10%           None          0.62%          0.72%
                           .........................................................................................................
                             Service Shares                              0.10%           None          0.36%          0.46%
                          ----------------------------------------------------------------------------------------------------------
                          Government

                             Premier Shares                              0.25%           None          0.62%          0.87%
                           .........................................................................................................
                             Service Shares                              0.25%           None          0.36%          0.61%
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Assets

                             Premier Shares                              0.25%           None          0.62%          0.87%
                           .........................................................................................................
                             Service Shares                              0.25%           None          0.36%          0.61%
                          ----------------------------------------------------------------------------------------------------------
                          Tax-Exempt

                             Premier Shares                              0.25%           None          0.62%          0.87%
                           .........................................................................................................
                             Service Shares                              0.25%           None          0.36%          0.61%
                          ----------------------------------------------------------------------------------------------------------
                          Municipal

                             Service Shares                              0.10%           None          0.36%          0.46%
                          ----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                        EXAMPLE     The following Example is intended to help      and distributions) and then redeem all of your
                                    you compare the cost of investing in a         shares at the end of those periods. The
                                    Portfolio (without fee waivers and expense     Example also assumes that your investment has
                                    reimbursements) with the cost of investing     a 5% return each year and that a Portfolio's
                                    in other mutual funds.                         operating expenses remain the same. Although
                                                                                   your actual costs may be higher or lower,
                                    The Example assumes that you invest $10,000    based on these assumptions your costs would
                                    in a Portfolio for the time periods            be:
                                    indicated (with reinvestment of all dividends


                                   Portfolio                                  1 Year       3 Years       5 Years      10 Years
                                   -----------------------------------------------------------------------------------------------
                                   Government Select

                                      Premier Shares                           $86          $268          $466         $1,037
                                   ...............................................................................................
                                      Service Shares                           $59          $186          $324         $  726
                                   -----------------------------------------------------------------------------------------------
                                   Government

                                      Premier Shares                           $92          $287          $498         $1,108
                                   ...............................................................................................
                                      Service Shares                           $65          $205          $357         $  798
                                   -----------------------------------------------------------------------------------------------
                                   Diversified Assets

                                      Premier Shares                           $91          $284          $493         $1,096
                                   ...............................................................................................
                                      Service Shares                           $64          $202          $351         $  786
                                   -----------------------------------------------------------------------------------------------
                                   Tax-exempt

                                      Premier Shares                           $92          $287          $498         $1,108
                                   ...............................................................................................
                                      Service Shares                           $65          $205          $357         $  798
                                   -----------------------------------------------------------------------------------------------
                                   Municipal

                                      Premier Shares                           $91          $284          $493         $1,096
                                   ...............................................................................................
                                      Service Shares                           $64          $202          $351         $  786
                                   -----------------------------------------------------------------------------------------------

Investment Adviser


                  Northern Trust Investments, Inc. ("NTI"), a subsidiary of The Northern Trust Company ("TNTC"), serves as the Investment Adviser of each of the Portfolios.* NTI is located at 50 South LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust".


                  NTI is an Illinois state chartered trust company and an investment adviser registered under the Investment Advisers Act of 1940. Formed in 1988, it primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

                  TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.


                  Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $____ trillion of assets, including approximately $____ billion of assets under discretionary management. As of such date, Northern Trust Corporation and its subsidiaries had approximately $____



_________________
                  * Prior to January 1, 2001, TNTC served as Investment Adviser of the Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as Investment Adviser of each of the Portfolios.

                  billion in assets, $____ billion in deposits and employed over persons.


                  Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

                                                    MANAGEMENT OF THE PORTFOLIOS

Advisory Fees

               As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 2001.

                                                               Advisory Fee Paid
                                               Contractual      For Fiscal Year
               Portfolio                          Rate           Ended 11/30/01
               =================================================================
               Government Select                  0.20%*              0.10%
               -----------------------------------------------------------------
               Government                         0.25%               0.25%
               -----------------------------------------------------------------
               Diversified Assets                 0.25%               0.25%
               -----------------------------------------------------------------
               Tax-Exempt                         0.25%               0.25%
               -----------------------------------------------------------------
               Municipal                          0.20%*              0.10%
               -----------------------------------------------------------------
               * Prior to April 1, 2002, the contractual fees for the Government Select and Municipal Portfolios were 0.25% of each Portfolio's daily net assets.

               The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

Other Portfolio Services


--------------------------------------------------------------------------------


                                    TNTC serves as Transfer Agent and              TNTC, NTI and other Northern Trust affiliates
                                    Custodian for each Portfolio. The Transfer     may provide other services to the Portfolios
                                    Agent performs various servicing functions,    and receive compensation for such services if
                                    and any shareholder inquiries should be        consistent with the Investment Company Act of
                                    directed to it. NTI and PFPC serve as          1940 (the "1940 Act") and the rules,
                                    Co-Administrators for each Portfolio. The      exemptive orders and no-action letters issued
                                    fees that TNTC, NTI and PFPC receive for       by the SEC thereunder.  Unless required,
                                    their services in these capacities are         investors in a Portfolio may or may not
                                    described under "Portfolio Fees and            receive specific notice of such additional
                                    Expenses" beginning on page___ and in the      services and fees.
                                    Additional Statement.

                                    Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

                                                              ABOUT YOUR ACCOUNT

Purchasing and Selling Service Shares
and Premier Shares

------------------------------------------------------------------------------------------------------------------------------------

                      INVESTORS     Institutional investors, which are acting      There is no sales charge imposed on
                                    their own behalf or on behalf of their         on investments. Institutional investors
                                    customers, clients, employees,                 ("Institutions") include:
                                    participants and others ("Customers"), and
                                    enter into a servicing agreement with the      . Defined contribution plans having at
                                    Trust ("Servicing Agreement"), may invest        least $30 million in assets or annual
                                    in the Service Shares and Premier Shares         contributions of at least $5 million;
                                    of each Portfolio through their
                                    institutional accounts at Northern Trust       . Corporations, partnerships, business
                                    or an affiliate. They may also establish         trusts and other institutions and
                                    accounts directly with the Trust.                organizations; and

                                                                                   . Northern Trust and its affiliates when
                                                                                     acting on behalf of the foregoing.

------------------------------------------------------------------------------------------------------------------------------------

                          SHARE     Each Portfolio offers three classes of         Shares of each class bear their pro rata portion
                        CLASSES     shares: Shares, Service Shares and Premier     of all operating expenses paid by the Portfolio,
                                    Shares. Shares are described in a separate     except amounts payable under the Service Plan
                                    prospectus.                                    that has been adopted for the Portfolio's
                                                                                   Service Shares and Premier Shares and transfer
                                    . Shares do not provide for payments by        agency fees. The Service Plan provides for
                                      the Portfolio to Institutions for            payments at an annual rate of up to 0.25% and
                                      administrative support or shareholder        0.50% of the average daily net asset value
                                      liaison services.                            of Service Shares and Premier Shares,
                                                                                   respectively. Because of these class-specific
                                    . Service Shares are designed for              expenses, the performance of the Shares of a
                                      Institutions that agree with the             Portfolio is expected to be higher than the
                                      Portfolio to provide (or arrange for the     performance of both the Service Shares and
                                      provision of) administrative support         Premier Shares of the same Portfolio and the
                                      services to Customers.                       performance of a Portfolio's Service Shares is
                                                                                   expected to be higher than the performance of the
                                    . Premier Shares are designed for              same Premier Shares.
                                      Institutions that agree with the
                                      Portfolio's Portfolio to provide (or
                                      arrange for the provision of)
                                      administrative support and shareholder
                                      liaison services to Customers.

Purchasing and Selling Service Shares and Premier Shares continued


------------------------------------------------------------------------------------------------------------------------------

               OPENING AN     You may purchase Service Shares and            Through an Institutional Account. If you are
                  ACCOUNT     Premier Shares of each Portfolio through       opening an institutional account at Northern
                              your institutional account at Northern         Trust, a Northern Trust representative can
                              Trust (or an affiliate) or you may open an     assist you with all phases of your investment.
                              account directly with the Trust with a         To purchase Service Shares or Premier Shares
                              minimum initial investment of $5 million       through your account, contact your Northern
                              in one or more portfolios of the Trust.        Trust representative for further information.
                              This minimum does not apply, however, to
                              Service Shares and Premier Shares              Directly from the Trust. An Institution may
                              purchased through a Northern Trust cash        open a shareholder account and purchase
                              sweep program. There is no minimum for         Service Shares and Premier Shares directly
                              subsequent investments.                        from the Trust as described in this Prospectus.
                              ------------------------------------------------------------------------------------------------

                              By Mail.

                              Read this Prospectus carefully.                Mail your check, corporate resolution and
                              Complete and sign the new account              completed application to:
                              application.                                       Northern Institutional Funds
                              Include a certified corporate resolution (or       c/o The Northern Trust Company
                              other acceptable evidence of  authority).          P.O. Box 75943
                              Enclose a check or Federal Reserve draft           Chicago, Illinois 60675-5943
                              payable to the specific Portfolio. If
                              investing in more than one Portfolio,          All checks must be payable in U.S. dollars and
                              please include a separate check for each.      drawn on a bank located in the United States.
                                                                             Cash and third party checks are not acceptable.
                              ------------------------------------------------------------------------------------------------

                              By Telephone.


                              Read this Prospectus carefully.                . The number of Service Shares or Premier
                              Call the Transfer Agent at 800/ 637-1380.        Shares or dollar amount to be invested
                                                                             . The method of payment
                              To open a new account please provide:
                              . The name of the Portfolio in which you       To add to an existing account, please provide:
                                would like to invest                         . The Institution's name
                                                                             . Your Account Number
                              ------------------------------------------------------------------------------------------------

                              By Wire or Automated Clearing House Transfer ("ACH Transfer").

                              To open a new account:                         To add to an existing account:
                              Call the Transfer Agent at 800/ 637-1380       Have your bank wire Federal funds or effect
                              for instructions.                              an ACH Transfer to:
                                                                                 The Northern Trust Company
                              For more information about the purchase of         Chicago, Illinois
                              Service Shares or Premier Shares, call the         ABA Routing No. 0710-00152
                              Transfer Agent at 800/ 637-1380.                   (Reference 10 Digit Portfolio Account No.)
                                                                                 (Reference Shareholder's Name)

                                                              ABOUT YOUR ACCOUNT

----------------------------------------------------------------------------------------------------------------------------

                 SELLING     Through an Institutional Account.                Directly through the Trust. Institutions that
                 SERVICE     Institutions may sell (redeem) Service           purchase Service Shares and Premier Shares
              SHARES AND     Shares and Premier Shares through their          directly from the Trust may redeem their
                 PREMIER     institutional account by contacting their        Service Shares and Premier Shares through
                  SHARES     Northern Trust account representative.           the Transfer Agent in one of the following
                                                                              ways:
                             -----------------------------------------------------------------------------------------------

                             By Mail.

                             Send a written request to:                       The letter of instruction must include:
                                    Northern Institutional Funds              . The signature of a duly authorized person
                                    c/o The Northern Trust Company            . Your account number
                                    P.O. Box 75943                            . The name of the Portfolio
                                    Chicago, Illinois 60675-5943.             . The number of Service Shares or Premier
                                                                                Shares or the dollar amount to be redeemed.
                             -----------------------------------------------------------------------------------------------

                             By Telephone.


                             . Call the Transfer Agent at 800/637-1380        may be difficult to implement. In such event,
                               for instructions.                              shareholders should follow the procedures
                             . During periods of unusual economic or          outlined above under "Selling Service Shares
                               market activity, telephone redemptions         and Premier Shares By Mail."
                             -----------------------------------------------------------------------------------------------

                             By Wire.


                             . Call the Transfer Agent at 800/637-1380        . You must have given prior authorization
                               for instructions.                                for expedited wire redemption.
                                                                              . The minimum amount that may be
                                                                                redeemed by this method is $10,000.

Account Policies and Other Information

-------------------------------------------------------------------------------------------------------------------
  Automatic Investment Arrangements.                   attributed to that class by the number of
  Institutions may purchase Service Shares             outstanding shares of the class. The NAV for
  and Premier Shares through their                     each Portfolio and class is calculated as of
  institutional accounts at Northern Trust             3:00 p.m., Chicago time, each Business Day.
  either by directing automatic investment of          The NAV used in determining the price of
  cash balances in excess of certain agreed            your Service Shares and Premier Shares is
  upon amounts or by directing investments             the one calculated after your purchase,
  from time to time on a non-automatic basis.          exchange or redemption order is received or
  Northern Trust will place a purchase order           accepted as described below.
  generated under an automatic investment
  direction either on the Business Day that            Each Portfolio seeks to maintain an NAV of
  funds are available in the account or on             $1.00 per share by valuing the obligations
  the next Business Day, depending upon the            held by it at amortized cost in accordance
  terms of the automatic investment                    with SEC regulations. Amortized cost will
  arrangement. Similarly, Northern Trust will          normally approximate market value.
  place a redemption order generated under an
  automatic investment direction either on             Timing of Purchase Requests. Requests
  the Business Day Northern Trust calculates           accepted by the Transfer Agent or other
  the redemption amount needed to bring the            authorized intermediary by 1:00 p.m.,
  account balance up to the agreed upon                Chicago time, on any Business Day will be
  amount or on the next Business Day,                  executed the same day, provided that either:
  depending upon the terms of the automatic
  investment arrangement. If a redemption              .   The Transfer Agent receives the
  order is placed on the next Business Day,                purchase price in Federal or other
  Northern Trust will normally provide funds               immediately available funds prior to 1:00
  by provisionally crediting the                           p.m., Chicago time, the same Business Day;
  Institution's account on the day the
  calculation is made. Institutions should             .   The order is accepted by an authorized
  contact Northern Trust for more information              intermediary and payment is to be made by
  about their automatic investment                         the close of the same Business Day in
  arrangements.                                            Federal or other immediately available
                                                           funds according to procedures
  Purchase and Redemption Minimums. There is
  authorized by the Trust; or a minimum initial
  investment of $5 million in a Portfolio and one
  or more other investment portfolios of the Trust.    .   Payment in Federal or other immediately available
  This minimum does not apply, however, to Service         funds is received by the close of the same
  Shares or Premier Shares purchased through               maintained Business Day in an institutional
  a Northern Trust cash sweep program. There               account with  Northern Trust or an affiliate.
  is no minimum for subsequent investments. A
  $10,000 minimum applies for redemptions by           Orders received by the Transfer Agent or
  wire. The Trust reserves the right to waive          other authorized intermediary on a
  purchase and redemption minimums and to              non-Business Day or after 1:00 p.m., Chicago
  determine the manner in which a minimum is           time, on a Business Day will be executed on
  satisfied.                                           the next Business Day, provided that payment
                                                       is made as noted above. We consider requests
  Calculating Share Price. The Trust issues            to be in "good order" when all required
  and redeems Service Shares and Premier               documents are properly completed, signed and
  Shares at net asset value ("NAV"). The NAV           received, including a certified corporate
  for each share class of a Portfolio is               resolution or other acceptable evidence of
  calculated by dividing the value of net              authority. If an Institution pays for
  assets                                               Service Shares or Premier Shares by check,
                                                       Federal

                                                              ABOUT YOUR ACCOUNT


             ------------------------------------------------------------------------------------------------------------
             funds generally will become available within     .    Service Shares and Premier Shares of
             two Business Days after a purchase order is           a Portfolio are entitled to the dividends
             received.                                             declared by the Portfolio beginning on the
                                                                   Business Day the purchase order is
             If payment is not received as described               executed, provided payment in Federal or
             above from an authorized intermediary on the          other immediately available funds is
             same Business Day of acceptance of an order           received by the Transfer Agent by the time
             by the authorized intermediary, the                   designated above.
             authorized intermediary may be liable for
             fees and losses and the transaction may be       .    The Trust reserves the right to reject any
             cancelled.                                            purchase order. The Trust also reserves the
                                                                   right to change or discontinue any of its
             In certain circumstances, the Trust may               purchase procedures.
             advance the time by which purchase orders
             must be received. See "Early Closings" on        Timing of Redemption and Exchange Requests.
             page______.                                      Redemption and exchange requests will be
                                                              effected at the NAV next determined after
             Tax Identification Number. Federal               your exchange or redemption order is
             regulations require you to provide to the        received in good order. Good order means
             Transfer Agent a taxpayer identification         that the request includes the following: the
             number when you open an account. Purchase        account number and Portfolio name; the
             orders without such a number or an               amount of the transaction (as specified in
             indication that a number has been applied        dollars or shares); and the signature of a
             for will not be accepted. If you have            duly authorized person (except for telephone
             applied for a number, you must provide it to     and wire redemptions). See "Account Policies
             the Transfer Agent within 60 days of the         and Other Information--Making Changes to Your
             date of the order.                               Account Information."

             In-Kind Purchases and Redemptions. The Trust     If either the Transfer Agent or Northern
             reserves the right to accept payment for         Trust (with respect to your institutional
             Service Shares and Premier Shares in the         account) receives a redemption order by 1:00
             form of securities that are permissible          p.m., Chicago time, on a Business Day,
             investments for a Portfolio. The Trust also      redemption proceeds will normally be paid in
             reserves the right to pay redemptions by a       Federal funds or other immediately available
             distribution "in-kind" of securities             funds wired or sent by check to you or, if
             (instead of cash) from a Portfolio. See the      you so choose, to your institutional account
             Statement of Additional Information for          with Northern Trust, on the same Business
             further information about the terms of these     Day.
             purchases and redemptions.

                                                              Redemption orders received after 1:00 p.m.,
             Miscellaneous Purchase Information.              Chicago time, will be effected the next
             .    Institutions are responsible for            Business Day. Proceeds for redemption orders
                  transmitting purchase orders to the         received on a non-Business Day will normally
                  Transfer Agent and delivering required      be sent on the next Business Day after
                  funds on a timely basis.                    receipt in good order.

             .    Institutions are responsible for all
                  losses and expenses of a Portfolio in
                  the event of any failure to make
                  payment according to the procedures
                  outlined in  this Prospectus. In            In certain circumstances, the Trust may advance
                  addition, a $20 charge will be imposed      the time by which redemption and exchange orders
                  if a check does not clear.                  must be received. See "Early Closings"  on page__.

Account Policies and Other Information continued


               ---------------------------------------------------------------------------------------------
               Miscellaneous Redemption Information. All       .   The Trust reserves the right to
               redemption proceeds will be sent by check           change or discontinue any of its
               unless the Transfer Agent is directed               redemption procedures.
               otherwise. Redemption proceeds may also be
               wired. A redemption request may not be          Exchange Privileges. Institutions and their
               processed if a shareholder has failed to        Customers (to the extent permitted by their
               submit a completed and properly executed        account agreements) may exchange Service
               new account application, including a            Shares and Premier Shares of a Portfolio for
               corporate resolution or other acceptable        Service Shares and Premier Shares,
               evidence of authority.                          respectively, of another Portfolio. The
                                                               registration of both accounts involved must
               .   The Trust reserves the right to             be identical. Both accounts must have the
                   defer crediting, sending or wiring          same owner's name and title, if applicable.
                   redemption proceeds for up to 7 days        A $1,000 minimum investment applies. An
                   after receiving the redemption order if,    exchange is a redemption of shares you own
                   in its judgment, an earlier payment could   and the purchase of shares you are
                   adversely affect a Portfolio.               acquiring. It is considered a taxable event
                                                               and may result in a gain or loss.
               .   If you are redeeming recently
                   purchased Service Shares or Premier         The Trust reserves the right to change or
                   Shares, your redemption request may not     discontinue the exchange privilege at any
                   be honored until your check or electronic   time upon 60 days written notice to
                   transaction has cleared. This may delay     shareholders and to reject any exchange
                   your transaction for up to 15 days.         request. Exchanges are only available in
                                                               states where an exchange can legally be
               .   Institutions are responsible for            made. Before making an exchange you should
                   transmitting redemption orders to the       read the prospectus for the shares you are
                   Transfer Agent and crediting their          acquiring.
                   Customers' accounts with redemption
                   proceeds on a timely basis.                 Telephone Transactions. For your protection,
                                                               telephone requests may be recorded in order
               .   Redemption requests by mail must            to verify their accuracy. In addition, the
                   be signed by a person authorized by         Transfer Agent has adopted procedures in an
                   acceptable documentation on file with the   effort to establish reasonable safeguards
                   Transfer Agent.                             against fraudulent telephone transactions.
                                                               If reasonable measures are taken to verify
               .   Dividends on Service Shares and             that telephone instructions are genuine, the
                   Premier Shares are earned through and       Trust and its service providers will not be
                   including the day prior to the day on       responsible for any loss resulting from
                   which they are redeemed.                    fraudulent or unauthorized instructions
                                                               received over the telephone. In these
               .   The Trust and the Transfer Agent            circumstances, shareholders will bear the
                   reserve the right to redeem Service         risk of loss. During periods of unusual
                   Shares and Premier Shares held by any       market activity, you may have trouble
                   shareholder who provides incorrect or       placing a request by telephone. In this
                   incomplete account information or when      event, consider sending your request in
                   such involuntary redemptions are            writing.
                   necessary to avoid adverse consequences
                   to the Trust and its shareholders or the    The proceeds of redemption orders received
                   Transfer Agent.                             by telephone will be sent by check, wire or
                                                               transfer according to proper instructions.
               .   The Trust may require any information       All checks will be made payable to the
                   reasonably necessary to ensure that a       shareholder of record and mailed only to the
                   redemption request has been duly            shareholder's address of record.
                   authorized.


                                                              ABOUT YOUR ACCOUNT

              The Trust reserves the right to refuse a           (including banks, trust companies, brokers
              telephone redemption.                              and investment advisers), which provide
                                                                 recordkeeping, reporting and processing
              Advance Notification of Large Transactions. The    services, to accept purchase, redemption
              Trust requests that an Institution give advance    and exchange orders from their Customers on
              notice to the Transfer Agent by 11:00 a.m.,        behalf of the Trust. They may also
              Chicago time, if it intends to place a purchase    designate other intermediaries to accept
              or redemption order of $5 million or more on a     such orders, if approved by the Trust.
              Business Day.                                      Authorized intermediaries are responsible
                                                                 for transmitting orders and delivering
              Making Changes to Your Account Information. You    funds on a timely basis. A Portfolio will
              may make changes to wiring instructions, address   be deemed to have received an order when
              of record, or other account information only in    the order is accepted by the authorized
              writing. These instructions must be accompanied    intermediary on a Business Day, and the
              by a certified corporate resolution, signature     order will be priced at the Portfolio's per
              guarantee from an institution participating in     share NAV next determined.
              the Stock Transfer Agency Medallion Program
              ("STAMP"), or other acceptable evidence of         Servicing Agents. Institutions perform (or
              authority. In accordance with SEC regulations,     arrange to have performed) various
              the Trust and Transfer Agent may charge a          administrative support services for
              shareholder reasonable costs in locating a         Customers who are the beneficial owners of
              shareholder's current address.                     either Service Shares or Premier Shares
                                                                 through Servicing Agreements with the Trust
              Business Day. A "Business Day" is each Monday      ("Servicing Agents"). In addition,
              through Friday when the Transfer Agent or the      institutions perform (or arrange to have
              New York Stock Exchange (the "Exchange") is open   performed) personal and account maintenance
              for business. A "Business Day" does not include    services under their Servicing Agreements
              a holiday observed by the Transfer Agent and the   for Premier Shares. These Servicing
              Exchange. In 2002 these holidays are: New Year's   Agreements are permitted under the Trust's
              Day, Martin Luther King, Jr. Day, Presidents'      Service Plan ("Service Plan"). For both
              Day, Good Friday, Memorial Day, Independence       Service Shares and Premier Shares,
              Day, Labor Day, Thanksgiving Day and Christmas     administrative support services may include:
              Day
                                                                 .   acting, directly or through another,
              Early Closings. The Portfolios reserve the right       as shareholder of record;
              to cease, or to advance the time for, accepting
              purchase, redemption or exchange orders for same   .   establishing and maintaining
              Business Day credit when the Transfer Agent or         individual accounts and records;
              the Exchange closes early as a result of unusual
              weather or other conditions. They also reserve     .   processing purchase, redemption and
              this right when The Bond Market Association            exchange orders; and
              recommends that securities markets close or
              close early.                                       .   placing net purchase and redemption
                                                                     orders with the Trust's Transfer Agent.
              Authorized Intermediaries. The Trust may
              authorize certain financial intermediaries         Servicing Agents will receive fees from the
                                                                 Portfolios for these services at an annual
                                                                 rate of up to 0.25% of the average daily net
                                                                 asset value of the Service Shares and
                                                                 Premier Shares beneficially owned by their
                                                                 Customers.


Account Policies and Other Information continued

                                   -------------------------------------------------------------------------------------------------
                                   Personal and account maintenance services        with your Institution and the balance falls
                                   provided under the Service Plan for Premier      below this minimum, you may be required to
                                   Shares may include:                              redeem all or a part of your investment in a
                                                                                    Portfolio.
                                   .    providing information to investors
                                        regarding the Portfolios or relating to     Conflict of interest restrictions may apply
                                        the status of their accounts; and           to the receipt of compensation from the
                                                                                    Trust by an Institution in connection with
                                   .    acting as liaison between investors         the investment of fiduciary funds in Service
                                        and the Trust.                              Shares or Premier Shares of a Portfolio.
                                                                                    Banks and other institutions regulated by
                                   Servicing Agents will receive additional         the Office of Comptroller of the Currency,
                                   fees from the Portfolios for these services      Board of Governors of the Federal Reserve
                                   at an annual rate of up to 0.25% of the          System and state banking commissions, and
                                   average daily net asset value of Premier         investment advisers and other money managers
                                   Shares beneficially owned by their               subject to the jurisdiction of the SEC, the
                                   Customers. All fees payable under the            Department of Labor or state securities
                                   Service Plan are borne solely by the share       commissions, are urged to consult legal
                                   class to which the services are provided and     counsel before entering into Servicing
                                   not by the Portfolios' other share classes.      Agreements.

                                   Northern Trust may provide additional            State securities laws regarding the
                                   compensation to certain dealers and other        registration of dealers may differ from
                                   financial intermediaries, including              Federal law. As a result, Institutions
                                   affiliates of Northern Trust, who provide        investing in the Portfolios on behalf of
                                   services to their Customers who invest in        their Customers may be required to register
                                   the Trust or whose Customers purchase            as dealers.
                                   significant amounts of Service Shares or
                                   Premier Shares of a Portfolio. The amount of     Shareholder Communications. Shareholders of
                                   such compensation may be made on a one-time      record will be provided each year with a
                                   and/or periodic basis, and may equal all or      semiannual report showing portfolio
                                   a portion of the annual fees earned by the       investments and other information as of May
                                   Investment Adviser (after adjustments). This     31 and, after the close of the Trust's
                                   compensation will be paid by the Investment      fiscal year on November 30, with an annual
                                   Adviser and will not represent an additional     report containing audited financial
                                   expense to the Trust or its shareholders.        statements. If you have consented to the
                                                                                    delivery of a single copy of shareholder
                                   You should read your account agreement with      reports, prospectuses, proxy statements or
                                   your Institution carefully. Your                 information statements to all shareholders
                                   Institution's requirements may differ from       who share the same mailing address with your
                                   those listed in this Prospectus. An              account, you may revoke your consent at any
                                   Institution may impose account charges, such     time by contacting the Northern
                                   as asset allocation fees, account                Institutional Funds Center by phone at 800/
                                   maintenance fees, and other charges that         637-1380 or by mail at the Northern
                                   will reduce the net return on an investment      Institutional Funds, P.O. Box 75943,
                                   in a Portfolio. If you have agreed to            Chicago, IL 60675.
                                   maintain a minimum balance

                                                              ABOUT YOUR ACCOUNT

Distributions and Taxes


------------------------------------------------------------------------------------------------------------------------------------
               DISTRIBUTIONS       Dividends from net income are declared           class. In that event, dividends will be paid
                                   daily and paid monthly by each Portfolio to      promptly along with the redemption proceeds.
                                   its shareholders. Net income includes the
                                   interest accrued on a Portfolio's assets         All distributions are automatically
                                   less estimated expenses. Each Portfolio's        reinvested (without any sales charge) in
                                   net realized short-term capital gains, if        additional Service Shares or Premier Shares
                                   any, are distributed at least annually. The      of the same Portfolio, unless you elect to
                                   Portfolios do not expect to realize net          receive distributions in cash by notifying
                                   long-term capital gains.                         the Transfer Agent in writing. You may make
                                                                                    arrangements to credit these distributions
                                   Dividends are paid as soon as practicable        to your account with Northern Trust, its
                                   following the end of each month, except in       affiliates or its correspondent banks.
                                   the case of a total redemption of Service
                                   Shares or Premier Shares in an account that      There are no fees or sales charges on
                                   is not subject to a standing order for the       reinvestments.
                                   purchase of additional shares of the same

------------------------------------------------------------------------------------------------------------------------------------

                       TAXES       Each Portfolio intends to qualify as a           held for six months or less, any loss on the
                                   regulated investment company for Federal tax     sale or exchange of the share will be
                                   purposes, and to distribute substantially        disallowed to the extent of the dividend
                                   all of its net income to shareholders each       amount. Interest on indebtedness incurred by
                                   year. Except for exempt-interest dividends       a shareholder to purchase or carry shares of
                                   paid by the Tax-Exempt and Municipal             either the Tax-Exempt or Municipal
                                   Portfolios, dividends derived from taxable       Portfolios generally will not be deductible
                                   interest income and short-term capital gains     for federal income tax purposes.
                                   will be taxable as ordinary income, and
                                   distributions, if any, derived from net          In certain instances, dividends paid by the
                                   long-term capital gains will generally be        Tax-Exempt and Municipal Portfolios, while
                                   taxable as long-term capital gains, unless       exempt from regular Federal income tax, may
                                   you have a tax-advantaged account. This is       be subject to the alternative minimum tax.
                                   true whether dividends and distributions are     In addition, the Tax-Exempt and Municipal
                                   received in cash or reinvested in Service        Portfolios may invest a portion of their
                                   Shares or Premier Shares.                        assets in securities that generate income
                                                                                    that is not exempt from Federal tax. Any
                                   The Tax-Exempt and Municipal Portfolios          dividends paid by the Tax-Exempt or
                                   intend to pay substantially all of their         Municipal Portfolios that are derived from
                                   dividends as "exempt-interest dividends,"        taxable interest or from capital gains will
                                   which are exempt from Federal income taxes.      be subject to Federal income tax.
                                   Shareholders who are recipients of Social
                                   Security Act or Railroad Retirement Act          The Tax-Exempt and Municipal Portfolios will
                                   benefits should note that exempt-interest        each determine annually the percentages of
                                   dividends will be taken into account in          its net investment income which are exempt
                                   determining the taxability of their benefit      from the regular Federal income tax, which
                                   payments.                                        constitute an item of tax preference for
                                                                                    purposes of the Federal alternative minimum
                                   If you receive an exempt-interest dividend       tax, and which are fully taxable. The
                                   with respect to any share and the share is       Tax-Exempt and Municipal Portfolios will
                                                                                    apply

Distributions and Taxes continued

                        -----------------------------------------------------------------------------------------------

                        these percentages uniformly to all               apply, however, to the portions of a
                        distributions declared from net investment       Portfolio's distributions, if any, that are
                        income during that year.                         attributable to interest on certain types of
                                                                         Federal securities or interest on securities
                        Except as stated below, you may be subject       issued by the particular state or
                        to state and local taxes on Portfolio            municipalities within the state.
                        distributions and redemptions. State income
                        taxes may not

----------------------------------------------------------------------------------------------------------------------

          OTHER TAX     Dividends and distributions from each            information regarding all the tax
        INFORMATION     Portfolio will generally be reportable by        consequences applicable to your investments
                        you in the tax year in which they are paid       in the Portfolios. More information is
                        with one exception. Dividends and                provided in the Statement of Additional
                        distributions declared by a Portfolio in         Information. This short summary is not
                        October, November or December and paid in        intended as a substitute for careful tax
                        January are taxed as though they were paid       planning.
                        by December 31.
                                                                         In particular, although the Government
                        Every year, the Trust will send you              Select Portfolio intends to invest primarily
                        information detailing the amount of ordinary     in U.S. government securities, the interest
                        income and capital gains distributed to your     on which is generally exempt from state
                        account for the previous year.                   income taxation, you should consult your own
                                                                         tax professional to determine whether this
                        Your investment in the Portfolios could have     is true in your own situation. Similarly,
                        additional tax consequences. Shareholders        dividends paid by the Portfolios (including
                        who are nonresident aliens, foreign trusts       the Tax-Exempt and Municipal Portfolios) may
                        or estates, or foreign corporations or           be taxable under state or local law as
                        partnerships, may be subject to different        dividend income even though all or a portion
                        United States Federal income tax treatment.      of such dividends may be derived from
                        You should consult your tax professional for     interest on obligations which, if realized
                                                                         directly, would be exempt from such income
                                                                         taxes.

                                                RISKS, SECURITIES AND TECHNIQUES

Risks, Securities and Techniques

                        This section takes a closer look at some of the types of
                    securities in which the Portfolios may invest and their related risks. It also explores the various investment techniques that the investment management team may, but is not required to, use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and policies.

           Investment Objectives and Policies.  The                Investment strategy. The Diversified
           investment objective of the Municipal Portfolio         Assets Portfolio, Tax-Exempt Portfolio and
           may be changed by the Trust's Board of Trustees         Municipal Portfolio may purchase various
           without shareholder approval.  Shareholders             types of asset-backed securities that are
           will, however, be notified of any changes.  Any         "Eligible Securities" as defined by the SEC.
           such change may result in the Portfolio having          The Government Portfolio may only purchase
           an investment objective different from the              asset-backed securities (such as
           objective which the shareholder considered              mortgage-backed securities) that are issued
           appropriate at the time of investment in the            and guaranteed by the U.S. government, its
           Portfolio.  The investment objectives of the            agencies or instrumentalities.
           other Portfolios may not be changed without
           shareholder approval.

           Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit
           (credit card) agreements, municipal securities and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or other credit enhancements.

                                                RISKS, SECURITIES AND TECHNIQUES


           Special risks. In addition to credit and
           market risk, asset-backed securities usually     Portfolios may enter into reverse
           involve prepayment risk because the              repurchase agreements when the investment
           underlying assets (loans) may usually be         management team expects that the interest
           prepaid at any time. The value of these          income to be earned from the investment of
           securities may also change because of actual     the transaction proceeds will be greater
           or perceived changes in the creditworthiness     than the related interest expense.
           of the originator, the servicing agent, the
           financial institution providing the credit       Special risks. Borrowings and reverse
           support, or the counterparty. Like other         repurchase agreements involve leveraging.
           fixed income securities, when interest rates     If the securities held by the Portfolios
           rise, the value of an asset-backed security      decline in value while these transactions
           generally will decline. However, when            are outstanding, the net asset value of the
           interest rates decline, the value of an          Portfolios' outstanding shares will decline
           asset-backed security with prepayment            in value by proportionately more than the
           features may not increase as much as that of     decline in value of the securities. In
           other fixed income securities. In addition,      addition, reverse repurchase agreements
           non-mortgage asset-backed securities may         involve the risks that the interest income
           involve certain risks not presented by           earned by a Portfolio (from the investment
           mortgage-backed securities. Primarily, these     of the proceeds) will be less than the
           securities may not have the benefit of the       interest expense of the transaction, that
           same security interest in the underlying         the market value of the securities sold by
           collateral. Credit card receivables are          a Portfolio will decline below the price
           generally unsecured, and the debtors are         the Portfolio is obligated to pay to
           entitled to the protection of a number of        repurchase the securities, and that the
           state and Federal consumer credit laws.          securities may not be returned to the
           Automobile receivables are subject to the        Portfolio.
           risk that the trustee for the holders of the
           automobile receivables may not have an        Custodial Receipts for Treasury Securities.
           effective security interest in all of the     Custodial receipts are participations in
           obligations backing the receivables.          trusts that hold U.S. Treasury securities and
                                                         are sold under names such as TIGRs and CATS.
         Borrowings and Reverse Repurchase Agreements.   Like other stripped obligations, they entitle
         The Portfolios may borrow money from banks      the holder to future interest or principal
         and may enter into reverse repurchase           payments on the U.S. Treasury securities.
         agreements with banks and other financial
         institutions. Reverse repurchase agreements        Investment strategy. The Government,
         involve the sale of money market securities        Diversified Assets, Tax-Exempt and
         held by a Portfolio subject to the                 Municipal Portfolios may purchase custodial
         Portfolio's agreement to repurchase them at a      receipts. Investments by the Government
         mutually agreed upon date and price                Portfolio in custodial receipts will not
         (including interest).                              exceed 20% of the value of its net assets.

           Investment strategy. Each Portfolio may          Special risks. Like other stripped
           borrow and enter into reverse repurchase         obligations, custodial receipts may be
           agreements in amounts not exceeding              subject to greater price volatility than
           one-third of its total assets. Each              ordinary debt obligations because of the
           Portfolio may also borrow up to an               way in which their principal and interest
           additional 5% of its total assets for            are returned to investors.
           temporary purposes. The

                                                RISKS, SECURITIES AND TECHNIQUES

          ---------------------------------------------------------------------------------------------

          Derivatives. Each Portfolio may purchase      Days. These limitations do not apply to cash,
          certain "derivative" instruments. A           certain repurchase agreements, U.S. government
          derivative is a financial instrument whose    securities or securities of other investment
          value is derived from-- or based upon-- the   companies. In addition, securities subject to
          performance of underlying assets, interest    certain unconditional guarantees and
          rates, or indices. Derivatives include        securities that are not "First Tier
          structured debt obligations such as           Securities" as defined by the SEC are subject
          collateralized mortgage obligations and other to different diversification requirements as types of asset-backed securities, "stripped"  described in the Additional Statement.
          securities and various floating rate
          instruments.                                  Downgraded Securities. After its purchase, a
                                                        portfolio security may be assigned a lower
             Investment strategy. A Portfolio will      rating or cease to be rated. If this occurs, a
             invest in derivatives only if the          Portfolio may continue to hold the issue if
             potential risks and rewards are            the Investment Adviser believes it is in the
             consistent with the Portfolio's            best interest of the Portfolio and its
             objective, strategies and overall risk     shareholders.
             profile.
                                                        Foreign Securities. The Diversified Assets
             Special risks. Engaging in derivative      Portfolio may invest in U.S.
             transactions involves special risks,       dollar-denominated obligations issued or
             including (a) market risk that the         guaranteed by one or more foreign governments
             Portfolio's derivatives position will      or any of their political subdivisions,
             lose value; (b) credit risk that the       agencies or instrumentalities, foreign
             counterparty to the transaction will       commercial banks and foreign branches of U.S.
             default; (c) leveraging risk that the      banks.  It may also invest in U.S.
             value of the derivative instrument will    dollar-denominated commercial paper and other
             decline more than the value of the         obligations of foreign issuers.  Foreign
             assets on which it is based; (d)           government obligations may include debt
             illiquidity risk that a Portfolio will     obligations of supranational entities,
             be unable to sell its position because     including international organizations (such as
             of lack of market depth or disruption;     the European Coal and Steel Community and the
             (e) pricing risk that the value of a       International Bank for Reconstruction and
             derivative instrument will be difficult    Development (also known as the World Bank) and
             to determine; and (f) operations risk      international banking institutions and related
             that loss will occur as a result of        government agencies.
             inadequate systems or human error. Many
             types of derivatives have been recently    Investment strategy. Investments by the
             developed and have not been tested over    Diversified Assets Portfolio in foreign issuer
             complete market cycles. For these          obligations will not exceed 50% of the
             reasons, a Portfolio may suffer a loss     Portfolio's total assets measured at the time
             whether or not the analysis of the         of purchase.
             investment management team is accurate.
                                                        Special risks. Foreign securities involve
          Diversification. Diversifying its holdings    special risks and costs, which are considered
          can help a Portfolio reduce the risks of      by the Investment Adviser in evaluating
          investing. In accordance with current SEC     creditworthiness of issuers and making
          regulations, each Portfolio will not invest   investment decisions for the Portfolios.
          more than 5% of the value of its total        Foreign securities, and in particular foreign
          assets at the time of purchase in the         debt securities, are sensitive to changes in
          securities of any single issuer. However, a   interest rates. In addition, investment in the
          Portfolio may invest up to 25% of the value   securities of foreign governments involves the
          of its total assets in the securities of a    risk that foreign governments may default on
          single issuer for up to three Business        their obligations or may otherwise not respect
                                                        the integrity of their debt.

Risks, Securities and Techniques continued

                -----------------------------------------------------------------------------------------------

                   Investment in foreign securities may          under the 1933 Act will not be considered
                   involve higher costs than investment in       illiquid if the Investment Adviser
                   U.S. securities, including higher             determines that an adequate trading market
                   transaction and custody costs as well as      exists for that security. If otherwise
                   the imposition of additional taxes by         consistent with their investment objectives
                   foreign governments. Foreign investments      and policies, the Portfolios may purchase
                   may also involve risks associated with        commercial paper issued pursuant to Section
                   less complete financial information about     4(2) of the 1933 Act and securities that are
                   the issuers, less market liquidity, more      not registered under the 1933 Act but can be
                   market volatility and political               sold to "qualified institutional buyers" in
                   instability. Future political and             accordance with Rule 144A under the 1933
                   economic developments, the possible           Act. These securities will not be considered
                   imposition of withholding taxes on            illiquid so long as the Investment Adviser
                   dividend income, possible seizure or          determines, under guidelines approved by the
                   nationalization of foreign holdings or        Trust's Board of Trustees, that an adequate
                   the adoption of other governmental            trading market exists.
                   restrictions might adversely affect an
                   investment in foreign securities.              Special risks. Because illiquid and
                   Additionally, foreign banks and foreign        restricted securities may be difficult to
                   branches of domestic banks may be subject      sell at an acceptable price, they may be
                   to less stringent reserve requirements,        subject to greater volatility and may
                   to different accounting, auditing and          result in a loss to a Portfolio. The
                   recordkeeping requirements, and to             practice of investing in Rule 144A
                   volatility and political instability.          Securities and commercial paper available
                   Future political and economic                  to qualified institutional buyers could
                   developments, the possible imposition of       increase the level of illiquidity during
                   withholding taxes on dividend income, the      any period that qualified institutional
                   possible seizure or nationalization of         buyers become uninterested in purchasing
                   foreign holdings, the possible                 these securities.
                   establishment of exchange controls or
                   freezes on the convertibility of            Insurance Funding Agreements. An insurance
                   currency, or the adoption of other          funding agreement ("IFA") is an agreement that
                   governmental restrictions might adversely   requires a Portfolio to make cash
                   affect an investment in foreign             contributions to a deposit fund of an
                   securities.                                 insurance company's general account. The
                                                               insurance company then credits interest to the
                Illiquid or Restricted Securities. Illiquid    Portfolio for a set time period.
                securities include repurchase agreements and
                time deposits with notice/termination dates       Investment Strategy. The Diversified Assets
                of more than seven days, certain variable         Portfolio may invest in IFAs issued by
                amount master demand notes that cannot be         insurance companies that meet quality and
                called within seven days, certain insurance       credit standards established by the
                funding agreements (see below), and other         Investment Adviser.
                securities that are traded in the U.S. but
                are subject to trading restrictions because      Special risks. IFAs are not insured by a
                they are not registered under the Securities     government agency -- they are backed only by
                Act of 1933, as amended (the "1933 Act").        the insurance company that issues them. As a
                                                                 result, they are subject to default risk. In
                   Investment strategy. Each Portfolio may       addition, an active secondary market in IFAs
                   invest up to 10% of its net assets in         does not currently exist. This means that it
                   securities that are illiquid. A               may be difficult to sell an IFA at an
                   domestically traded security which is not     appropriate price.
                   registered

                                                RISKS, SECURITIES AND TECHNIQUES


                -----------------------------------------------------------------------------------------------

                Investment Companies. In connection with the     payments from the user of a facility being
                management of their daily cash positions,        financed. Some municipal instruments, known
                the Portfolios may invest in shares of other     as private activity bonds, are issued to
                money market funds which invest in               finance projects for private companies.
                short-term, high quality debt securities and     Private activity bonds are usually revenue
                securities issued by other investment            obligations since they are typically payable
                companies consistent with their investment       by the private user of the facilities
                objectives and policies.                         financed by the bonds.

                   Investment strategy. Investments by a       Municipal instruments also include "moral
                   Portfolio in other money market funds       obligation" bonds, municipal leases,
                   will be subject to the limitations of the   certificates of participation and asset-backed
                   Investment Company Act of 1940 and SEC      securities such as custodial receipts. Moral
                   orders. Although the Portfolios do not      obligation bonds are supported by a moral
                   expect to do so in the foreseeable          commitment but not a legal obligation of a
                   future, each Portfolio is authorized to     state or municipality. Municipal leases and
                   invest substantially all of its assets in   participation certificates present the risk
                   an open-end investment company or series    that the state or municipality involved will
                   thereof that has substantially the same     not appropriate the monies to meet scheduled
                   investment objective, policies and          payments on an annual basis. Custodial
                   fundamental restrictions as the Portfolio.  receipts represent interests in municipal instruments held by a trustee.
                   Special risks. As a shareholder of
                   another investment company, a Portfolio     The Tax-Exempt Portfolio and Municipal
                   would be subject to the same risks as any   Portfolio each may acquire "stand-by
                   other investor in that company. It would    commitments" relating to the municipal
                   also bear a proportionate share of any      instruments it holds. Under a stand-by
                   fees or expenses paid by that company.      commitment, a dealer agrees to purchase, at
                   These expenses would be in addition to      the Portfolio's option, specified municipal
                   the advisory fees and other expenses the    instruments at a specified price. A stand-by
                   Portfolio bears directly in connection      commitment may increase the cost, and thereby
                   with its own operations.                    reduce the yield, of the municipal instruments
                                                               to which the commitment relates. A Portfolio
                Municipal and Related Instruments. Municipal   will acquire stand-by commitments solely to
                instruments include debt obligations issued    facilitate portfolio liquidity and does not
                by or on behalf of states, territories and     intend to exercise their rights for trading
                possessions of the United States and their     purposes.
                political subdivisions, agencies,
                authorities and instrumentalities.                Investment strategy. Although it is not
                                                                  their current policy to do so on a regular
                Municipal instruments include both "general"      basis, each of the Tax-Exempt and Municipal
                and "revenue" bonds and may be issued to          Portfolios may invest more than 25% of its
                obtain funds for various public purposes.         total assets in municipal instruments the
                General obligations are secured by the            interest upon which is paid solely from
                issuer's pledge of its full faith, credit         revenues of similar projects. However,
                and taxing power. Revenue obligations are         neither the Tax-Exempt Portfolio nor the
                payable only from the revenues derived from       Municipal Portfolio intends to invest more
                a particular facility or class of                 than 25% of the value of its total assets
                facilities. In some cases, revenue bonds are      in industrial development bonds or similar
                also payable from the proceeds of a special
                excise or other specific revenue source such
                as lease

Risks, Securities and Techniques continued


                              ---------------------------------------------------------------------------------------------------
                                 obligations where the non-governmental           political development affecting one instrument
                                 entities supplying the revenues to be            would likewise affect the related instrument.
                                 paid are in the same industry.
                                                                                  Repurchase Agreements. Repurchase
                                 Portfolios in addition to the Tax-Exempt         agreements involve the purchase of securities
                                 and Municipal Portfolios may invest from         by a Portfolio subject to the seller's agreement
                                 time to time in municipal instruments or         to repurchase them at a mutually agreed upon
                                 other securities issued by state and local       date and price.
                                 governmental bodies. Generally, this will
                                 occur when the yield of municipal                   Investment strategy. Each Portfolio may
                                 instruments, on a pre-tax basis, is                 enter into repurchase agreements with
                                 comparable to that of other permitted               financial institutions such as banks and
                                 short-term taxable investments. Dividends           broker-dealers that are deemed to be
                                 paid by the Portfolios on such investments          creditworthy by the Investment Adviser.
                                 will be taxable to shareholders.                    Although the securities subject to a
                                                                                     repurchase agreement may have maturities
                                 Special risks. Municipal instruments                exceeding one year, settlement of the
                                 purchased by the Tax-Exempt and                     agreement will never occur more than one
                                 Minicipal Portfolios may be backed by               year after a Porfolio acquires the securities
                                 letters of credit, insurance or other forms
                                 of credit enhancement issued by foreign             Special risks. In the event of a default, a
                                 (as well as domestic) banks, insurance              Portfolio will suffer a loss to the extent
                                 companies and other financial institutions.         the proceeds from the sale of hte underlying
                                 If the credit quality of these banks and            securities and other collateral are less than
                                 financial institutiions declines, a Portfolio       the repurchase price and the Portfolio's
                                 could suffer a loss to the extent that the          costs associated with delay and enforcement
                                 Portfolio is relying upon this credit               of the repurchase agreement. In addition, in
                                 support. Foreign institutions can present           the event of brankruptcy, a Portfolio could
                                 Foreign institutions can present special            suffer losses if a court determines that the
                                 risks relating to higher transaction and            Portfolio's interest in the collateral is not
                                 custody costs, the imposition of                    enforceable by the Portfolio.
                                 additional taxes by foreign governments,
                                 less complete financial information, less        Securities Lending. In order to generate
                                 market liquidity, more market volatility         additional income, the Portfolios may lend
                                 and political instability. Foreign banks,        securities on a short-term basis to banks,
                                 insurance companies and financial                brokers and dealers or other qualified
                                 institutions may be subject to less              institutions. In exchange, the Portfolio will
                                 stringent reserve requirements, and to           receive collateral equal to at least 100% of the
                                 different accounting, auditing and               value of the securities loaned.
                                 recordkeeping requirements than U.S
                                 banks.                                              Investment strategy. Securities lending may
                                                                                     represent no more than one-third the value
                                 In addition, when a substantial portion             of a Portfolio's total assets (including
                                 of a Portfolio's assets is invested in              the loan collateral). Any cash collateral
                                 instruments which are used to finance               received by a Portfolio in connection with
                                 facilities involving a particular                   these loans may be invested in short-term
                                 industry, whose issuers are in the same             investments.
                                 state or which are otherwise related,
                                 there is a possibility that an economic,
                                 business or

                                                RISKS, SECURITIES AND TECHNIQUES


                                   ----------------------------------------------------------------------------------------------
                                      Special risks. A principal risk when          short-term taxable instruments that are
                                      lending portfolio securities is that the      "Eligible Securities" as defined by the SEC
                                      borrower might become insolvent or refuse     for money market funds
                                      to honor its obligation to return the
                                      securities. In this event, a Portfolio         Special risks. Dividends paid by the
                                      could experience delays in recovering its      Tax-Exempt and Municipal Portfolios that
                                      securities and may possibly incur a            are derived from interest paid on taxable
                                      capital loss. In addition, a Portfolio         investments will generally be taxable to
                                      may incur a loss in reinvesting the cash       each Portfolio's shareholders as ordinary
                                      collateral it receives.                        income for Federal income tax purposes. The
                                                                                     Tax-Exempt and Municipal Portfolios each
                                   Stripped Obligations. These securities are        may not achieve its investment objective
                                   issued by the U.S. government (or agency or       when its assets are invested in taxable
                                   instrumentality), foreign governments or          obligations.
                                   banks and other financial institutions. They
                                   entitle the holder to receive either           United States Government Obligations. These
                                   interest payments or principal payments that   include U.S. Treasury obligations, such as
                                   have been "stripped" from a debt obligation.   bills, notes and bonds, which generally differ
                                   These obligations include stripped             only in terms of their interest rates,
                                   mortgage-backed securities, which are          maturities and time of issuance. These also
                                   derivative multi-class mortgage securities.    include obligations issued or guaranteed by
                                                                                  the U.S. government or its agencies and
                                      Investment strategy. Each of the            instrumentalities. Securities guaranteed as to
                                      Portfolios may purchase stripped            principal and interest by the U.S. government,
                                      securities.                                 its agencies or instrumentalities are deemed
                                                                                  to include (a) securities for which the
                                      Special risks. Stripped securities are      payment of principal and interest is backed by
                                      very sensitive to changes in interest       an irrevocable letter of credit issued by the
                                      rates and to the rate of principal          U.S. government or an agency or
                                      prepayments. A rapid or unexpected change   instrumentality thereof, and (b)
                                      in either interest rates or principal       participations in loans made to foreign
                                      prepayments could  depress the price of     governments or their agencies that are so
                                      stripped securities held by the             guaranteed.
                                      Portfolios and adversely affect a
                                      Portfolio's investment performance.            Investment strategy. To the extent
                                                                                     consistent with its investment objective,
                                   Taxable Investments. Taxable investments          each Portfolio may invest in a variety of
                                   include U.S. dollar-denominated obligations       U.S. Treasury obligations and obligations
                                   of U.S. banks, foreign commercial banks and       issued or guaranteed by the U.S. government
                                   securities issued or guaranteed by foreign        or its agencies and instrumentalities.
                                   governments; high quality commercial paper
                                   and other obligations; high quality               Special risks. Not all U.S. government
                                   corporate bonds and notes; asset-backed           obligations carry the same guarantees.
                                   securities; securities issued or guaranteed       Some, such as those of the Government
                                   by the U.S. government, its agencies or           National Mortgage Association ("Ginnie
                                   instrumentalities and related custodial           Mae"), are supported by the full faith and
                                   receipts; and repurchase agreements relating      credit of the United States Treasury. Other
                                   to the above instruments.                         obligations, such as those of the Federal
                                                                                     Home Loan Banks, are supported by the right
                                      Investment strategy. The Tax-Exempt and        of the issuer to borrow from the United
                                      Municipal Portfolios may each invest from      States Treasury; and others, such as those
                                      time to time, on a temporary basis or for
                                      temporary defensive purposes, in

Risks, Securities and Techniques continued

                                   ------------------------------------------------------------------------------------------------
                                      issued by the Federal National Mortgage        Because there is no active secondary market
                                      Association ("Fannie Mae"), are supported      for certain variable and floating rate
                                      by the discretionary authority of the          instruments, they may be more difficult to
                                      U.S. government to purchase the agency's       sell if the issuer defaults on its payment
                                      obligations. Still others are supported        obligations or during periods when the
                                      only by the credit of the                      Portfolios are not entitled to exercise
                                      instrumentality. No assurance can be           their demand rights. As a result, the
                                      given that the U.S. government would           Portfolios could suffer a loss with respect
                                      provide financial support to its agencies      to these instruments.
                                      or instrumentalities if it is not
                                      obligated to do so by law. There is no      When-Issued Securities, Delayed Delivery
                                      assurance that these commitments will be    Transactions and Forward Commitments. A
                                      undertaken or complied with in the          purchase of "when-issued" securities refers to
                                      future. In addition, the secondary market   a transaction made conditionally because the
                                      for certain participations in loans made    securities, although authorized, have not yet
                                      to foreign governments or their agencies    been issued. A delayed delivery or forward
                                      may be limited.                             commitment transaction involves a contract to
                                                                                  purchase or sell securities for a fixed price
                                   Variable and Floating Rate Instruments.        at a future date beyond the customary
                                   Variable and floating rate instruments have    settlement period.
                                   interest rates that are periodically
                                   adjusted either at set intervals or that          Investment strategy. Each Portfolio may
                                   float at a margin tied to a specified index       purchase or sell securities on a
                                   rate. These instruments include variable          when-issued, delayed delivery or forward
                                   amount master demand notes and long-term          commitment basis. Although the Portfolios
                                   variable and floating rate bonds (sometimes       would generally purchase securities in
                                   referred to as "Put Bonds") where a               these transactions with the intention of
                                   Portfolio obtains at the time of purchase         acquiring the securities, the Portfolios
                                   the right to put the bond back to the issuer      may dispose of such securities prior to
                                   or a third party at par at a specified date.      settlement if the investment management
                                                                                     team deems it appropriate to do so.

                                      Investment strategy. Each Portfolio may
                                      invest in rated and unrated variable and       Special risks. Purchasing securities on a
                                      floating rate instruments to the extent        when-issued, delayed delivery or forward
                                      consistent with its investment objective.      commitment basis involves the risk that the
                                      Unrated instruments may be purchased by a      securities may decrease in value by the
                                      Portfolio if they are determined by the        time they are actually issued or delivered.
                                      Investment Adviser to be of comparable         Conversely, selling securities in these
                                      quality to rated instruments eligible for      transactions involves the risk that the
                                      purchase by the Portfolio.                     value of the securities may increase before
                                                                                     the time they are actually issued or
                                      Special risks. Variable and floating rate      delivered. These transactions also involve
                                      instruments are subject to many of the         the risk that the counterparty may fail to
                                      same risks as fixed rate instruments,          deliver the security or cash on the
                                      particularly credit risk.                      settlement date.

                                                                                     Miscellaneous. TNTC is sometimes referred
                                                                                     to as "The Northern Trust Bank" in
                                                                                     advertisements and other sales literature.

                                                                       APPENDIX

Appendix

                 The financial highlights tables are intended to help you
                    understand the financial performance of a Portfolio's Service Shares and Premier Shares for the period from the date each class was initially issued to the public to November 30, 2001. Certain information reflects financial results for a single Service Share or Premier Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Service Shares or Premier Shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by _____________ whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge. As of November 30, 2001, no Premier Shares of the Municipal Portfolio had been issued to the public and no Premier Shares of the Tax-Exempt Portfolio were outstanding.

Portfolio Financial Highlights

Financial Highlights
For the Years Ended November 30,

Government Select Portfolio


                                               Service                                 Premier

                                2001        2000     1999(c)     2001      2000       1999(d)   1998(e)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning   $   1.00    $   1.00    $  1.00    $ 1.00    $  1.00     $ 1.00       $1.00
of period

 Income from investment
operations:

   Net investment income         0.04        0.06       0.03      0.04       0.05       0.03        --
------------------------------------------------------------------------------------------------------------
Distributions to
shareholders from:

   Net investment income        (0.04)      (0.06)     (0.03)    (0.04)     (0.05)     (0.03)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of      $   1.00    $   1.00    $  1.00    $ 1.00    $  1.00     $ 1.00       $1.00
period

 Total return (a)                4.11%       5.82%      2.72%     3.84%      5.55%      3.30%       0.10%

 Ratio to average net assets
of (b):
   Expenses, net of waivers      0.48%       0.54%      0.54%     0.74%      0.80%      0.80%       0.80%
and reimbursements

   Expenses, before waivers      0.65%       0.72%      0.72%     0.91%      0.98%      0.98%       0.99%
and reimbursements

   Net investment income,
net of waivers and
reimbursements                   3.87%       5.69%      4.51%     3.60%      5.43%      4.25%       4.71%

   Net investment income,
before waivers and
reimbursements                   3.70%       5.51%      4.33%     3.43%      5.25%      4.07%       4.52%

Net assets at end of period  $128,761    $116,640    $11,846    $9,916    $15,403     $7,417       $ 108
(in thousands)
-------------------------------------------------------------------------------------------------------------


(a)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)Annualized for periods less than one year.
(c)For the period May 28, 1999 (Service Shares issue date) through November 30, 1999.
(d)Premier Shares were fully redeemed as of July 20, 1999. No Premier Shares were outstanding for the period July 21, 1999 through September 29, 1999. Premier Shares were reintroduced on September 30, 1999.
(e)For the period November 23, 1998 (Premier Shares issue date) through
   November 30, 1998. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

                                                                        APPENDIX

Financial Highlights
For the Years Ended November 30,

Government Portfolio

                                                                Service                                       Premier

                                             2001          2000        1999 (c)        2001             2000           1999(d)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                                  $  1.00       $  1.00       $  1.00       $   1.00         $  1.00         $  1.00

 Income from investment
operations:
   Net investment income                      0.04          0.06          0.03           0.04            0.05            0.04
---------------------------------------------------------------------------------------------------------------------------------
Distributions to
shareholders from:

   Net investment income                     (0.04)        (0.06)        (0.03)         (0.04)          (0.05)          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $  1.00       $  1.00       $  1.00       $   1.00         $  1.00         $  1.00

 Total return (a)                             4.02%         5.74%         3.03%          3.75%           5.47%           4.56%

 Ratio to average net assets of (b):

   Expenses, net of waivers
and reimbursements                            0.62%         0.69%         0.69%          0.88%           0.95%           0.95%

   Expenses, before waivers
and reimbursements                            0.65%         0.72%         0.72%          0.91%           0.98%           0.98%

   Net investment income,
net of waivers and
reimbursements                                3.80%         5.61%         4.41%          3.54%           5.35%           4.15%

   Net investment income,
before waivers and
reimbursements                                3.77%         5.58%         4.38%          3.51%           5.32%           4.12%

Net assets at end of period
(in thousands)                             $37,349       $32,352       $32,555       $118,965         $76,529         $44,575
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) For the period April 1, 1999 (Service Shares issue date) through November 30, 1999.
(d) For the period December 15, 1998 (Premier Shares issue date) through November 30, 1999.

Portfolio Financial Highlights continued


Financial Highlights
For the Years Ended November 30,

Diversified Assets Portfolio

                                                                Service                                Premier

                                              2001         2000         1999         1998(c)      2001         2000      1999 (d)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                                   $  1.00      $  1.00      $  1.00        $ 1.00      $ 1.00      $  1.00      $ 1.00

 Income from investment
operations:
   Net investment income                       0.04         0.06         0.05          0.02        0.04         0.05        0.03
----------------------------------------------------------------------------------------------------------------------------------
Distributions to
shareholders from:

   Net investment income                      (0.04)       (0.06)       (0.05)        (0.02)      (0.04)       (0.05)      (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  1.00      $  1.00      $  1.00        $ 1.00      $ 1.00      $  1.00      $ 1.00

 Total return (a)                              4.24%        5.85%        4.68%         1.76%       3.97%        5.57%       2.57%

 Ratio to average net assets of (b):

   Expenses, net of waivers
and reimbursements                             0.63%        0.69%        0.69%         0.69%       0.89%        0.95%       0.95%

   Expenses, before waivers
and reimbursements                             0.64%        0.72%        0.72%         0.72%       0.90%        0.98%       0.98%

   Net investment income,
net of waivers and
reimbursements                                 4.07%        5.71%        4.55%         4.94%       3.81%        5.45%       4.29%

   Net investment income,
before waivers and
reimbursements                                 4.06%        5.68%        4.52%         4.91%        3.80%       5.42%       4.26%

Net assets at end of period
(in thousands)                              $74,165      $57,184      $59,815        $7,060      $54,876     $29,883      $4,552
----------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) For the period July 1, 1998 (Service Shares issue date) through November 30, 1998.
(d) For the period April 1, 1999 (Premier Shares issue date) through November 30, 1999.

                                                                        APPENDIX

Financial Highlights
For the Years Ended November 30,

Tax-Exempt Portfolio
--------------------

                                                                                        Service

                                                                            2001          2000         1999 (c)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  1.00       $  1.00      $  1.00
Income from investment operations:
   Net investment income                                                     0.03          0.03         0.02
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                    (0.03)        (0.03)       (0.02)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  1.00       $  1.00      $  1.00
Total return (a)                                                             2.56%         3.53%        1.58%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                               0.63%         0.69%        0.69%
   Expenses, before waivers and reimbursements                               0.66%         0.74%        0.73%
   Net investment income, net of waivers and reimbursements                  2.51%         3.49%        2.71%
   Net investment income, before waivers and reimbursements                  2.48%         3.44%        2.67%
Net assets at end of period (in thousands)                                $14,697       $16,926      $35,536
---------------------------------------------------------------------------------------------------------------


(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) For the period May 13, 1999 (Service Shares issue date) through November 30, 1999.

Portfolio Financial Highlights continued

Financial Highlights
For the Year Ended November 30,

Municipal Portfolio

                                                                                        Service

                                                                                  2001          2000 (c)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $   1.00        $   1.00
Income from investment operations:
   Net investment income                                                           0.03            0.03
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                          (0.03)          (0.03)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $   1.00        $   1.00
Total return (a)                                                                   2.66%           3.01%
Ratio to average net assets of (b):
   Expenses, net of waivers and reimbursements                                     0.47%           0.54%
   Expenses, before waivers and reimbursements                                     0.69%           0.86%
   Net investment income, net of waivers and reimbursements                        2.56%           3.65%
   Net investment income, before waivers and reimbursements                        2.34%           3.33%
Net assets at end of period (in thousands)                                     $ 39,638        $ 36,320
---------------------------------------------------------------------------------------------------------


(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) For the period February 11, 2000 (Service Shares issue date) through November 30, 2000.

For More Information



----------------------------------------------------------------------------------------------------------------------------------


                       ANNUAL/       Additional information about the                In the Portfolio's annual reports, you will
                    SEMIANNUAL       Portfolios' investments is available            find a discussion of the market conditions
                        REPORT       in the Portfolios' annual and semiannual        and investment strategies that significantly
                                     reports to shareholders.                        affected the Portfolios' performance during
                                                                                     the last fiscal year.



----------------------------------------------------------------------------------------------------------------------------------

                  STATEMENT OF       Additional information about the               On the Internet--Text-only versions of the
                    ADDITIONAL       Portfolios and their policies is also          Portfolios' documents are available on the
                   INFORMATION       available in the Portfolios' Additional        SEC's website at http://www.sec.gov.
         (Additional Statement)      Statement. The Additional Statement is
                                     incorporated by reference into this
                                     Prospectus (is legally considered part of
                                     this Prospectus).

                                     The Portfolios' annual and semiannual

                                     reports and the Additional Statement are       You may review and obtain copies of Trust
                                     available free upon request by calling         documents by visiting the SEC's Public
                                     800/ 637-1380.                                 Reference Room in Washington, D.C. You may
                                                                                    also obtain copies of Trust documents by
                                     To obtain other information and for            sending your request and a duplicating fee
                                     shareholder inquiries:                         to the SEC's Public Reference Section,
                                                                                    Washington, D.C. 20549-6009 or by electronic
                                     By telephone--Call 800/ 637-1380               request at publicinfo@sec.gov. Information
                                                                                    on the operation of the Public Reference
                                     By mail--Northern Institutional Funds          Room may be obtained by calling the SEC at
                                              P.O. Box 75943                        202/ 942-8090.
                                              Chicago, IL 60675




                                         Northern
                                         Institutional Funds

                                         811-3605

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     SHARES

                          NORTHERN INSTITUTIONAL FUNDS

                           GOVERNMENT SELECT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                              TAX-EXEMPT PORTFOLIO
                               MUNICIPAL PORTFOLIO

         This Statement of Additional Information dated April 1, 2002, (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2002 for the Shares of the Government Select, Government, Diversified Assets, Municipal and Tax-Exempt Portfolios (the "Portfolios") of Northern Institutional Funds (each, a "Prospectus") may be obtained without charge by calling (800/ 637-1380 (toll-free). Each Portfolio also offers two additional share classes, Service Shares and Premier Shares, which are described in a separate statement of additional information. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

         The audited financial statements and related report of _________, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling
800/ 637-1380 (toll-free).

                                      INDEX

                                                                          Page
                                                                          ----

ADDITIONAL INVESTMENT INFORMATION..............................................
         Classification and History............................................
         Investment Objectives, Strategies and Risks...........................
         Investment Restrictions...............................................
ADDITIONAL TRUST INFORMATION...................................................
         Trustees and Officers.................................................
         Code of Ethics........................................................
         Investment Adviser, Transfer Agent and Custodian......................
         Portfolio Transactions................................................
         Co-Administrators and Distributor.....................................
         Counsel and Auditors..................................................
         In-Kind Purchases and Redemptions.....................................
         Third-Party Fees and Requirements.....................................
PERFORMANCE INFORMATION........................................................
AMORTIZED COST VALUATION.......................................................
DESCRIPTION OF SHARES..........................................................
ADDITIONAL INFORMATION CONCERNING TAXES........................................
         General...............................................................
         Special Tax Considerations Pertaining to the Tax-Exempt and
         Municipal Portfolios..................................................
         Foreign Investors.....................................................
         Conclusion............................................................
OTHER INFORMATION..............................................................
FINANCIAL STATEMENTS...........................................................
APPENDIX A.....................................................................


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                        ADDITIONAL INVESTMENT INFORMATION
                        ---------------------------------

Classification and History

         Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers seven fixed income, one balanced, and eight equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

         The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio (except Municipal Portfolio) may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval. As stated in the Prospectus, it is the policy of the Government Select Portfolio, Government Portfolio, Tax-Exempt Portfolio and Municipal Portfolio to invest, under normal circumstances, at least 80% of their respective net assets in the particular types of securities suggested by their names. For this purpose, "net assets" include the amount of any borrowings by the Portfolios for investment purposes. As described further below, the policies of the Tax-Exempt Portfolio and Municipal Portfolio in this regard may not be changed without shareholder approval, but the policies of the Government Select Portfolio and Government Portfolio may be changed without shareholder approval. However, to the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders of the Government Select Portfolio or Government Portfolio, as applicable, will be provided with sixty days notice in the manner prescribed by the SEC before any changes in the 80% policy referred to above.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time
Deposits

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

         The Portfolios may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         The Diversified Assets Portfolio may also invest in high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Services ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's") or F-2 or higher by Fitch Inc. ("Fitch"). The Diversified Assets Portfolio may also invest in rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio.

Zero Coupon Bonds

         To the extent consistent with their investment objectives, the Portfolios may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree of changes in interest rates than interest bearing securities having similar maturities and credit quality.

         Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Portfolio is nonetheless required to accrue income on such investment for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

Asset-Backed Securities

         To the extent described in the Prospectus, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such difficulties are not, however, expected to have a significant effect on the Portfolios since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 397 days or less.

         Asset-backed securities may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of Fannie Mae and are not backed by or entitled to full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Company ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of payment of principal after default on an underlying mortgage.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Supranational Bank Obligations

         The Portfolios may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations

         Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, and the Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

         To the extent consistent with its investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Custodial Receipts for Treasury Securities

         The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

         The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

         The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other
                                                           ----------
senior, unsecured obligations of the bank. Bank notes
         are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

         With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the Securities and Exchange Commission's (the "SEC") regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

         Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

Investment Companies

         With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act), or
(b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

         Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the
 Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

         Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian (or subcustodian, if any) or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.

Reverse Repurchase Agreements

         Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Securities Lending

         Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

         Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The
         Portfolio may realize a capital gain or loss in connection with these transactions.

         When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Insurance Funding Agreements

         The Diversified Assets Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

Yields and Ratings

         The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this document.

         Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.


Municipal Instruments

         Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

         Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

        The Tax-Exempt and Municipal Portfolios may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal bonds with a series of maturity dates are called Serial Bonds. The Tax-Exempt Portfolio and the Municipal Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Portfolios' maturity requirements. The Portfolios may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolios obtain at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolios.

         Municipal instruments purchased by the Tax-Exempt Portfolio and Municipal Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

         The Tax-Exempt Portfolio and Municipal Portfolio may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P or F-2 or higher by Fitch. The Tax-Exempt Portfolio and Municipal Portfolio may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolios.

         The Tax-Exempt Portfolio and Municipal Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

         An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy

Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Portfolios and their liquidity and value. In such an event the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in its structure or possible dissolution.

         As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt and Municipal Portfolios' net assets (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Taxable investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

         Certain of the municipal instruments held by the Municipal and the Tax-Exempt Portfolios may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bond holders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Portfolios may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

         As described in the Prospectus, the Municipal and Tax-Exempt Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will also consider marketability of a municipal lease obligations based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

         The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Diversified Assets Portfolio on such investments will be taxable to shareholders.

         Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

Standby Commitments

         The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

         The Tax-Exempt and Municipal Portfolios expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by either Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

         The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

Illiquid or Restricted Securities

         Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

         Investment Restrictions

Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolios outstanding shares.

No Portfolio may:

       (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

       (2) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

       (3) Invest in commodities or commodity contracts, except that a Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

       (4) Invest in companies for the purpose of exercising control or management.

       (5) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies).

       (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

       (7) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

       (8) Borrow money, except that to the extent permitted by applicable law
       (a) the Portfolios may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of their total assets (including the amount borrowed) or such percentage permitted by law, (b) the Portfolios may borrow up to an additional 5% of their total assets for temporary purposes, (c) the Portfolios may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolios may purchase securities on margin. If due to market fluctuations or other reasons the Portfolios' borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

       (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                  *     *     *

         For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

         The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

         Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio and Municipal Portfolio, at least 80% of the net assets of the Portfolios (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under Federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular Federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.

         Except to the extent otherwise provided in Investment Restriction No. 7, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications.

         In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

         Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

         The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of each Portfolio's total assets, with investments in any one such issuer being limited to no more than 1% of a Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

         In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

         The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees subject to the laws of Delaware and the Trust's Declaration of Trust. Information pertaining to the Trustees and officers of the Trust is set forth below.

NON-INTERESTED TRUSTEES*:
-------------------------

                                                                                               Number of    Other Directorships
                                                                                               ---------    -------------------
                                             Principal Occupation(s) During Past Five Years  Portfolios in        Held by
                                             ----------------------------------------------  -------------        --------
                 Position(s) Term of Office                                                    Northern         Trustee*****
                 ----------- --------------                                                    --------         ------------
Name, Address,    Held with   and Length of                                                  Institutional
--------------    ---------   -------------                                                  -------------
  and Age**        Trust      Time Served***                                                 Fund Complex
  ---------        -----      -----------                                                    ------------
                                                                                              Overseen by
                                                                                              -----------
                                                                                              Trustee****
                                                                                              -----------

Richard G. Cline    Trustee    Since 1997    Chairman and Director, Hawthorne Investors,           55       Director: PepsiAmericas;
Age: 67                                      Inc. (a management advisory services and                       Whitman Corporation (a
                                             private investment company) since 1996;                        diversified holding
                                             Managing Partner, Hawthorne Investments, L.L.C.                company); Kmart
                                             (a management advisory services and private                    Corporation (a retailing
                                             investment company) since 2001; Chairman and                   company); Ryerson Tull,
                                             Director of Hussman International, Inc. (a                     Inc. (a metals
                                             refrigeration company) from 1998 to 2000;                      distribution company).
                                             Chairman, President and CEO of NICOR Inc. (a
                                             diversified public utility holding company)
                                             from 1995 to 1996, and President from 1992 to
                                             1993; Chairman, Federal Reserve Bank of
                                             Chicago from 1992 to 1995; and Deputy Chairman
                                             from 1995 to 1996. Trustee: Northern Mutual
                                             Fund Complex (registered investment companies).

___________________________

     * Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "non-interested Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested Trustees".

     ** Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

     *** Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

     **** The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2001, Northern Institutional Funds consisted of 22 portfolios, including the Portfolios described in this Additional Statement, and Northern Funds consisted of consists of 33 portfolios.

     ***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Edward J. Condon, Jr.  Trustee Since 1994  Chairman and CEO of The Paradigm Group, Ltd.            55   Director: University
Age: 61                                    (a financial adviser) since 1993; Principal                  Eldercare, Inc. (an
                                           and Co-Founder of Paradigm Capital since 1993;               Alzheimer's disease research
                                           Senior Partner of NewEllis Ventures since 2001;              and treatment company);
                                           Member of Advisory Board of Real-Time USA, Inc.              Financial Pacific Company (a
                                           (a software development company); Member of the              small business leasing
                                           Board of Managers of The Liberty Hampshire                   company).
                                           Company, LLC (a receivable securitization company).
                                           Trustee: Northern Mutual Fund Complex (registered
                                           investment companies); Trustee: Dominican University.

William J. Dolan, Jr.  Trustee Since 2000  Partner of Arthur Andersen & Co. S.C. (an accounting    55   None
Age: 69                                    firm) from 1966 to 1989. Financial Consultant, Ernst
                                           & Young LLP (an accounting firm) from 1992 to 1993
                                           and 1997. Trustee: Northern Mutual Fund Complex
                                           (registered investment companies).

Sharon Gist Gilliam    Trustee Since 2001  Executive Vice President, Unison-Maximus, Inc.          55   Director: Town and Country
Age: 49                                    (aviation consulting). Trustee: Northern Mutual Fund         Utilities, Inc.; Unison
                                           Complex (registered investment companies).                   Consulting Group, Inc. until
                                                                                                        May 1999.

Sandra Polk Guthman    Trustee Since 1997  President and CEO of Polk Bros. Foundation (an          55   Director: MB Financial Corp.
Age: 58                                    Illinois not-for-profit corporation) from 1993               (a municipal bond insurance
                                           to present. Trustee: Northern Mutual Fund Complex            company) 1999-2000.
                                           (registered investment companies).

Richard P. Strubel     Trustee Since 1982  President, Chief Operating Officer and Director         55   Director: Gildan Activewear,
Age: 62                                    of Unext Inc. (a provider of educational services            Inc. (an athletic clothing
                                           via the Internet) since 1999; Director: Cantilever           marketing and manufacturing
                                           Technologies (a private software company) since 1999;        company); Trustee: Goldman
                                           Trustee: The University of Chicago since 1987; Managing      Sachs Mutual Fund Complex
                                           Director of Tandem Partners, Inc. (a privately held
                                           management services firm) until 1999. Trustee: Northern      (69 portfolios).
                                           Mutual Fund Complex (registered investment companies).

INTERESTED TRUSTEES:
--------------------

Raymond E. George,     Trustee Since 2000  Senior Vice President and Senior Fiduciary Officer      55   None
Jr./1/                                     of The Northern Trust Company from 1990 to 1993.
Age: 71                                    Trustee: Northern Mutual Fund Complex (registered
                                           investment companies).



____________________________
1. Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

Michael E. Murphy/2/    Trustee Since 2000   President of Sara Lee Foundation (philanthropic       55    Director: Coach, Inc.;
Age: 65                                      organization) from 1997 to 2001; Vice Chairman              Payless Shoe Source, Inc.
                                             and Chief Administrative Officer of Sara Lee                (a retail shoe store
                                             Corporation (a consumer product company) from 1994          business); GATX
                                             to 1997. Trustee: Northern Mutual Fund Complex              Corporation (a railroad
                                             (registered investment companies).                          holding company); Bassett
                                                                                                         Furniture Industries, Inc.
                                                                                                         (a furniture manufacturer).

Mary Jacobs Skinner,    Trustee Since 2000   Partner in the law firm of Sidley Austin Brown &      55    None
Esq./3/
Age: 44                                      Wood. Trustee: Northern Mutual Fund Complex
                                             (registered investment companies).

Stephen Timbers/4/      Trustee Since 2000   Director, President and Chief Executive Officer of    55    Trustee: LTV Corporation
Age: 57                                      Northern Trust Investments, Inc. since 2001;
                                             President of Northern Trust Global Investments, a
                                             division of Northern Trust Corporation and Executive
                                             Vice President, The Northern Trust Company since
                                             1998; President, Chief Executive Officer and
                                             Director of Zurich Kemper Investments (a financial
                                             services company) from 1996 to 1998; President,
                                             Chief Operating Officer and Director of Kemper
                                             Corporation (a financial services company) from
                                             1992 to 1996; President and Director of Kemper
                                             Funds (a registered investment company) from
                                             1990 to 1998. Trustee: Northern Mutual Fund
                                             Complex (registered investment companies).

_______________
/2/   Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
/3/   Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
/4/   Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:
---------------------


NAME, ADDRESS AND AGE           POSITIONS      TERM AND
---------------------           ---------      --------
                                HELD WITH      LENGTH OF
                                ---------      ---------
                                  TRUST          TIME
                                  -----          ----
                                                SERVED*
                                                ------
Lloyd A. Wennlund               President     Since 2000      Senior Vice President and Director of Northern Trust
50 South LaSalle Street                                       Investments, Inc. since 2001; Senior Vice President and
Chicago, IL  60675                                            other positions at The Northern Trust Company, President
Age: 44                                                       of Northern Trust Securities, Inc., and Managing
                                                              Executive, Mutual Funds for Northern Trust Global
                                                              Investments since 1989.

Brian R. Curran              Vice President   Since 1999      Vice President and Director of Fund Administration at PFPC
4400 Computer Drive           and Treasurer                   Inc. since 1997; Director of Fund Administration at State
Westborough, MA  01581                                        Street Bank & Trust Company from February 1997 to October
Age: 33                                                       1997; Senior Auditor at Price Waterhouse LLP (an accounting firm) prior thereto.

Eric K. Schweitzer               Vice         Since 2000      Senior Vice President at Northern Trust Investments, Inc.
50 South LaSalle Street        President                      since 2001 and Senior Vice President at The Northern Trust
Chicago, IL  60675                                            Company and the Director of Distribution, Product Management
Age: 40                                                       and Client Services in the Mutual Fund Group of Northern
                                                              Trust Global Investments since 2000; Managing Director of
                                                              Mutual Funds for US Bancorp from 1997 to 2000.

Suzanne E. Anderson            Assistant      Since 2000      Client Treasury Manager of Mutual Fund Administration at
4400 Computer Drive            Treasurer                      PFPC Inc. since 1998; Manager of Fund Administration at
Westborough, MA  01581                                        State Street Bank & Trust Company from 1996 to 1998.
Age: 28

Kristen Silva                  Assistant      Since 2001      Investment Accounting Manager of Mutual Fund Administration
4400 Computer Drive            Treasurer                      at PFPC Inc. since 1999; Manager of Fund Administration at
Westborough, MA 01581                                         State Street Bank & Trust Company from 1998 to 1999;
Age: 29                                                       Fund Administrator at State Street Bank & Trust Company
                                                              prior thereto.

Jeffrey A. Dalke, Esq.         Secretary      Since 2000      Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-
6996
Age: 51

Linda J. Hoard, Esq.           Assistant      Since 1999      Vice President at PFPC Inc. since 1998; Attorney
4400 Computer Drive            Secretary                      Consultant for Fidelity Management & Research (a financial service company),

______________________
* Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns is removed or becomes disqualified.

Westborough, MA 01581                           Investors Bank & Trust Company (a
Age: 54                                         financial service provider) and FDISG prior thereto.

      Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

      Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.


Standing Board Committees.

      The Board of Trustees has established three standing committees in connection with their governance of the Portfolios: Audit, Nominating, Compensation and Education, and Valuation.

      The Audit Committee consists of three members: Messrs. Condon (Chairman), Dolan and Strubel. The functions performed by the Audit Committee include, among other things, considering matters pertaining to the Trust's financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust's independent auditors. During the fiscal year ended November 30, 2002, the Audit Committee convened four times.

      The Nominating, Compensation and Education Committee (the "Nominating Committee") consists of [three] members: [Mr. Cline], _________ and Ms. Guthman. The functions performed by the Nominating Committee include selecting and nominating candidates to serve as non-interested Trustees (including written nominations from shareholders delivered to the Trust at its address on page __), reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended November 30, 2001, the Nominating Committee convened three times.

      The Valuation Committee consists of [four] members: Messrs. George (Chairman), ____________, and Murphy and Ms. Skinner. The Valuation Committee is responsible for reviewing, and in certain cases ratifying, measures taken by the Investment Advisers to value securities for which market prices are not readily available. During the fiscal year ended November 30, 2001, the Valuation Committee convened two times.

      Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers, clients, participants and others. For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares of the Portfolios owned by each Trustee in the Portfolio and other Portfolios of Northern Institutional Funds and Northern Funds.

                       Information as of December 31, 2001


Name of Trustee   Dollar Range of Equity Securities   Aggregate Dollar Range of Equity Securities in
---------------   ---------------------------------   ----------------------------------------------
                         in each Portfolio            All Registered Investment Companies Overseen by
                         -----------------            -----------------------------------------------
                                                         Trustee in Family of Investment Companies*



                                  [TO BE ADDED]



__________________________
* Includes the Northern Mutual Fund Complex consisting of 55 portfolios.

The following table sets forth certain information with respect to ownership by each non-interested Trustee (and family members) of securities of Northern Trust, Northern Funds Distributors, LLC and their affiliates:

                       Information as of December 31, 2001

                     Name of Owners and                Title of    Value of
                     ------------------                --------    --------
Name of Trustee   Relationships to Trustee   Company     Class    Securities   Percent of Class
---------------   ------------------------   -------     -----    ----------   ----------------





 [TO BE ADDED (if deemed necessary based on Trustee responses of 12/31/01)]

      Trustee and Officer Compensation

      Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an annual fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

      The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2001:

                            Government    Government   Diversified    Tax-Exempt   Municipal            Total
                            ----------    ----------   -----------    ----------   ---------            -----
                                Select     Portfolio        Assets     Portfolio   Portfolio     Compensation
                                ------     ---------        ------     ---------   ---------     ------------
                             Portfolio                   Portfolio                                  from Fund
                             ---------                   ---------                                  ---------
                                                                                                      Complex
                                                                                                      -------
                                                                                                   (Including
                                                                                                   ----------
                                                                                                          the
                                                                                                          ---
                                                                                              Portfolios) (1)
                                                                                              ---------------
Stephen B. Timbers              $    0        $    0       $     0        $    0        $  0          $     0
William H. Springer(2)           6,900         5,980        16,790         1,840         460           92,000
Richard G. Cline                 5,625         4,875        13,688         1,500         375           75,000
Edward J. Condon, Jr.            5,925         5,135        14,418         1,580         395           79,000
John W. English (3)              2,531         2,194         6,244           675         169           33,750
Sandra Polk Guthman              5,625         4,875        13,688         1,500         375           75,000
Sharon Gist Gilliam (4)              0             0             0             0           0                0
Richard P. Strubel               5,625         4,875        13,688         1,500         375           75,000
Wesley M. Dixon, Jr. (2)         5,475         4,745        13,308         1,460         365           73,000
William J. Dolan, Jr.            5,625         4,875        13,688         1,500         375           75,000
Raymond E. George, Jr.           5,925         5,135        14,418         1,580         395           79,000
Michael E. Murphy                5,625         4,875        13,688         1,500         375           75,000
Mary Jacobs Skinner              5,625         4,875        13,688         1,500         375           75,000

  1. As of December 31, 2001, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (33 portfolios).
  2. Messrs. Dixon and Springer served as Trustees and, in the case of Mr. Springer, Chairman of the Fund Complex until December 31, 2001.
  3.  Mr. English served as a Trustee of the Fund Complex until March 27, 2001.
  4. Ms. Gilliam did not serve as a Trustee of the Fund Complex during the fiscal year ended November 30, 2001.

The Trust does not provide pension or retirement benefits to its Trustees.

      The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Wennlund and Schweitzer), receives fees from the Trust for administrative services. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Wennlund and Schweitzer are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

Code of Ethics

      The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Adviser, Transfer Agent and Custodian

         Northern Trust Investments, Inc. ("NTI" or the "Investment Adviser"), a wholly-owned subsidiary of The Northern Trust Company ("TNTC"), serves as investment adviser of each of the Portfolios. * TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

         Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $____ of assets, including approximately $____ of assets under discretionary management. As of December 31, 2001, Northern Trust Corporation and its subsidiaries had approximately $____ in assets, $____ in deposits and employed over ____ persons.

         Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, the Advisory Agreement with the Trust provides that the Investment Adviser shall attempt to obtain the best net price and execution.

         On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which the Investment Adviser acts as adviser), the Investment Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of such broker or dealer.

         The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

         Under its Transfer Agency Agreement with the Trust, TNTC has undertaken to (i) answer customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders,
(vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors, (x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish

__________________________________

         * Prior to January 1, 2001, TNTC served as Investment Adviser of the Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as Investment Adviser of each of the Portfolios.

necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios' other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. Different transfer agency fees are payable with respect to the Portfolios' different share classes. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

         Under its Custodian Agreement with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under the Agreement.

         As compensation for the services rendered to the Trust by the Custodian, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses
(iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

         The Custodian's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

         Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2003 and the Transfer Agency Agreement and Custodian Agreement will continue in effect with respect to a particular Portfolio until April 30, 2003, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually
(i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty either by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

         For the fiscal years ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:


                                        2001                  2000               1999
                                        ----                  ----               ----
Government Select Portfolio             $3,636,314           $2,236,694          $1,857,385

Government Portfolio                                          6,645,202            5,183,136            3,854,646
Diversified Assets Portfolio                                 22,364,398           17,200,492           13,909,480
Tax-Exempt Portfolio                                          1,649,409            1,497,774            1,665,500
Municipal Portfolio/(1)/                                        149,911               88,767                  n/a

(1)  Commenced investment operations on December 1, 1999.

         In addition, for the fiscal years ended November 30, 2001, 2000, and 1999, the Investment Adviser waived advisory fees with respect to the Government Select Portfolio in the amounts of $5,454,472, $3,355,090, and $2,786,104, respectively. For the fiscal years ended November 30, 2001 and 2000, the Investment Adviser waived advisory fees with respect to the Municipal Portfolio in the amounts of $224,866 and $133,104, respectively.

         For the fiscal years ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                                 2001                    2000              1999
                                                                 ----                    ----              ----
Government Select Portfolio                                    $61,703                $ 46,872            $ 35,078
Government Portfolio                                            70,775                  56,719              36,436
Diversified Assets Portfolio                                   199,532                 172,385             153,309
Tax-Exempt Portfolio                                            17,412                  22,110              22,320
Municipal Portfolio/(1)/                                        11,814                   7,027                 n/a

(1)  Commenced investment operations on December 1, 1999.

         For the fiscal years ended November 30 as indicated, the amount of custodian fees incurred by each Portfolio was as follows:

                                                               2001                      2000               1999
                                                               ----                      ----               ----
GOvernment Select Portfolio                                   $296,132                $236,435            $205,435
Government Portfolio                                           295,166                 234,020             176,812
Diversified Assets Portfolio                                   489,508                 782,252             577,833
Tax-Exempt Portfolio                                            69,605                  96,866              90,540
Municipal Portfolio(1)                                          13,233                  46,000                 n/a

(1)  Commenced investment operations on December 1, 1999.

         TNTC is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

         Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Funds."

Portfolio Transactions

         For the fiscal years ended November 30, 2001, 2000, and 1999, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

         [TO BE UPDATED]

         [During the fiscal year ended November 30, 2001, the Government Select Portfolio did not acquire and sell securities of its regular broker/dealer. At November 30, 2001, the Government Select Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.]

         [During the fiscal year ended November 30, 2001, the Government Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Chase & Co., Donaldson Lufkin and Jenrette, Goldman Sachs Group, Inc., Lehman Brothers and Morgan Stanley Dean Witter & Co. Inc. each a regular broker/dealer. At November 30, 2001, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $__________; Lehman Brothers, Inc., with an approximate aggregate market value of $______________; and Merrill Lynch & Co., Inc., with an approximate aggregate market value of $____________. ]

         [During the fiscal year ended November 30, 2001, the Diversified Asset Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Donaldson Lufkin and Jenrette, Goldman Sachs Group, Inc., Lehman Brothers, Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. Inc. and Prudential, Inc., each a regular broker/dealer. At November 30, 2001, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $_________; J.P. Morgan Chase & Co., with an approximate aggregate market value of $__________; Citigroup Inc., with an approximate aggregate market value of $___________; Lehman Brothers, with an approximate aggregate market value of $___________; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $_________.]

         [During the fiscal year ended November 30, 2001, the Tax Exempt Portfolio did not acquire or sell securities of its regular broker/dealer. At November 30, 2001, the Tax Exempt Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.]

         [During the fiscal year ended November 30, 2001, the Municipal Money Market Portfolio did not acquire or sell securities of its regular broker/dealer. At November 30, 2001, the Municipal Money Market Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.]

Co-Administrators and Distributor

         Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as Co-Administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement; PFPC remained as a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's Federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

         Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing agent fees and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

         For the fiscal year ended November 30, 2001, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

Government Select Portfolio                                 $3,636,314
Government Portfolio                                         2,658,081
Diversified Assets Portfolio                                 8,945,759
Tax-Exempt Portfolio                                           659,764
Municipal Portfolio                                            149,911

         Additionally, for the fiscal year ended November 30, 2001, the Co-Administrators voluntarily waived/ reimbursed each Portfolio for its expenses reducing administration fees in the following amounts:

Government Select Portfolio                                 $  698,166
Government Portfolio                                           705,432
Diversified Assets Portfolio                                 1,329,121
Tax-Exempt Portfolio                                           209,930
Municipal Portfolio                                            100,397


         For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

Government Select Portfolio                                 $2,236,694
Government Portfolio                                         2,073,225
Diversified Assets Portfolio                                 6,880,100
Tax-Exempt Portfolio                                           599,101
Municipal Portfolio                                             88,735

         Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/ reimbursed each Portfolio for its expenses reducing administration fees in the following amounts:

Government Select Portfolio                                 $  658,759
Government Portfolio                                           619,236
Diversified Assets Portfolio                                 1,898,162
Tax-Exempt Portfolio                                           270,081
Municipal Portfolio                                            153,011


         For the period May 1, 1999, through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Municipal Portfolio which did not commence operations during the period) in the amount of:


                                                            May 1, 1999 -
                                                         November 30, 1999
                                                         -----------------
Government Select Portfolio                                 $1,111,703
Government Portfolio                                           944,829
Diversified Assets Portfolio                                 3,551,511
Tax-Exempt Portfolio                                           340,887


         Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Municipal Portfolio which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

                                                        May 1, 1999 -
                                                      November 30, 1999
                                                      -----------------

Government Select Portfolio                               $325,664
Government Portfolio                                       272,925
Diversified Assets Portfolio                               804,125
Tax-Exempt Portfolio                                       147,691



         Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the period indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:


                                                        December 1, 1998
                                                     through April 30, 1999
                                                     ----------------------

Government Select Portfolio                                $  745,682
Government Portfolio                                          597,018
Diversified Assets Portfolio                                2,012,240
Tax-Exempt Portfolio                                          325,308


         In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs had agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers by Goldman Sachs pursuant to this agreement during the fiscal year ended November 30, 1999.


         Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs had agreed to reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing agent fees and certain extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.


         For the period indicated, the effect of these reimbursements by Goldman Sachs was to reduce other expenses by the following amounts:

                                                      December 1, 1998
                                                   through April 30, 1999
                                                   ----------------------

Government Select Portfolio                               $ 221,061
Government Portfolio                                        206,434
Diversified Assets Portfolio                                694,265
Tax-Exempt Portfolio                                        129,348


         Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2003, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually
(i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time, without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

         The Trust has entered into a Distribution Agreement with Northern Funds Distributors, LLC ("NFD") under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.


         Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."


Counsel and Auditors


         ________________, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

         _______, independent auditors, have been selected as auditors of the Trust. In addition to audit services, reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


In-Kind Purchases and Redemptions

         Payment for Shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         Although each Portfolio generally will redeem Shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Third-Party Fees and Requirements

         Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern Trust and other institutions may charge their customers for services provided in connection with their investments.

         The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

                             PERFORMANCE INFORMATION

         The performance of a class of shares of a Portfolio may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

         From time to time, the Portfolios may advertise their "yields" and "effective yields," and the Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.


         In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

         "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

         The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

         "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

         Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their customers in connection with investments in Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.


         The annualized yield of each Portfolio with respect to Shares for the seven-day period ended November 30, 2001 was as follows*:

                                                   Effective      Tax-Equivalent       Tax-Equivalent
                                     Yield           Yield            Yield           Effective Yield
                                     -----           -----            -----           ---------------
Government Select
    Portfolio                        2.13%            2.15%            n/a                  n/a
Government Portfolio                 2.10%            2.12%            n/a                  n/a
Diversified Assets
    Portfolio                        2.48%            2.51%            n/a                  n/a
Tax-Exempt Portfolio                 1.67%            1.69%            2.76%                2.80%
Municipal Portfolio                  1.79%            1.80%            2.96%                2.98%

         The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as followsError! Bookmark not defined.:

                                                   Effective      Tax-Equivalent       Tax-Equivalent
                                     Yield           Yield            Yield           Effective Yield
                                     -----           -----            -----           ---------------
Government Select Portfolio          1.97%            1.98%            n/a                  n/a
Government Portfolio                 2.07%            2.09%            n/a                  n/a
Diversified Assets
    Portfolio                        2.47%            2.50%            n/a                  n/a
Tax-Exempt Portfolio                 1.64%            1.66%            2.72%                2.75%
Municipal Portfolio                  1.57%            1.58%            2.60%                2.62%


         The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

         Each Portfolio may also quote from time to time the total return of its Shares in accordance with SEC regulations.

         The yields and total returns of the Portfolios' Service Shares and Premier Shares are calculated separately from the calculations of the yield and total return of the Shares described in this Additional Statement.

                            AMORTIZED COST VALUATION

         As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized

____________________________


         * An income tax rate of 39.6% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

         Rule 2a-7 requires that each Portfolio limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                              DESCRIPTION OF SHARES


         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Shares of the five Portfolios discussed herein. For information on the other share classes in each Portfolio and on the Trust's other investment portfolios, call the toll-free number on page__.


         Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account - Selling Shares and Account Policies and Other Information" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing Shares of the Portfolios are not issued.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

       The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.


       As of March ___, 2002, substantially all of the Trust's Portfolios' outstanding shares were held of record by TNTC for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, TNTC possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio.

         TNTC has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March __, 2002:

                                         Number              Percentage
                                       of Shares             of Shares
                                       ---------             ---------

DIVERSIFIED ASSETS PORTFOLIO
     Service Shares









     Premier Shares



GOVERNMENT PORTFOLIO
     Service Shares



     Premier Shares



GOVERNMENT SELECT PORTFOLIO

     Shares


     Service Shares


     Premier Shares

TAX-EXEMPT PORTFOLIO

     Shares

     Service Shares

                                         Number                Percentage
                                        of Shares              of Shares
                                        ---------              ---------
MUNICIPAL PORTFOLIO
     Shares




                     ADDITIONAL INFORMATION CONCERNING TAXES

General

       Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements.

       Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

       If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

       The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

       The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios

       Investors in either of the Tax-Exempt and Municipal Portfolios should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

       As described above and in the Prospectus, the Tax-Exempt and Municipal Portfolios are designed to provide investors with Federally tax-exempt interest income.


       Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of these Portfolios would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

       In order for the Tax-Exempt and Municipal Portfolios to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

       Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt and Municipal Portfolios generally is not deductible for Federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds either Tax-Exempt or Municipal Portfolio shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

       The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

         Income from the Tax-Exempt and Municipal Portfolios may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

Foreign Investors

         Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. Different tax consequences may apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

         The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

         Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                               OTHER INFORMATION


         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to TNTC, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

         The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The audited financial statements and related report of____, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling (800/ 637-1380 (toll-free).

                                   APPENDIX A
                                   ----------


Short-Term Issue Ratings
------------------------

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poors for short-term issues that are permissible investments for the Portfolios:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to honor senior finanacial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper that is a permissible investment for the
Portfolios:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for "Prime-1" securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


     Fitch Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations that are permissible investments for the Portfolios:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


     Plus (+) or minus (-) may be appended to a rating other than "F-1" to denote relative status within the major rating categories.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by S&P for corporate and municipal debt that are permissible investments for the Portfolios:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     PLUS (+) OR MINUS (-) - The "AA" rating classification may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt that are permissible investments for the Portfolios:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in the rating classification "Aa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the ratings used by Fitch for corporate and municipal long-term bonds that are permissible investments for the Portfolio:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Municipal Note Ratings
----------------------

     A S&P's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes that are permissible investments for the
Portfolios:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


     Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations that are permissible investments for the Portfolios:


     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     Fitch uses the same ratings as described above for other short-term credit ratings for municipal securities that are permissible investments for the Portfolios.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES

                                 PREMIER SHARES

                          NORTHERN INSTITUTIONAL FUNDS

                           GOVERNMENT SELECT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                              TAX-EXEMPT PORTFOLIO
                               MUNICIPAL PORTFOLIO


         This Statement of Additional Information dated April __, 2002, (the "Additional Statement") is not a prospectus. Copies of the prospectuses dated April__, 2002 for the Service Shares and Premier Shares of the Government Select, Government, Diversified Assets, Municipal and Tax-Exempt Portfolios (the "Portfolios") of Northern Institutional Funds (each, a "Prospectus") may be obtained without charge by calling 800/ 637-1380 (toll-free). Each Portfolio also offers one additional share class, Shares, which is described in a separate statement of additional information. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

         The audited financial statements and related report of ____, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                TABLE OF CONTENTS
                                -----------------

                                                                                                Page
                                                                                                ----
ADDITIONAL INVESTMENT INFORMATION .............................................................  __
         Classification and History ...........................................................  __
         Investment Objectives, Strategies and Risks ..........................................  __
         Investment Restrictions ..............................................................  __
ADDITIONAL TRUST INFORMATION ..................................................................  __
         Trustees and Officers ................................................................  __
         Code of Ethics .......................................................................  __
         Investment Adviser, Transfer Agent and Custodian .....................................  __
         Portfolio Transactions ...............................................................  __
         Co-Administrators and Distributor ....................................................  __
         Counsel and Auditors .................................................................  __
         In-Kind Purchases and Redemptions ....................................................  __
         Third-Party Fees and Requirements ....................................................  __
PERFORMANCE INFORMATION .......................................................................  __
AMORTIZED COST VALUATION ......................................................................  __
DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES ..............................................  __
ADDITIONAL INFORMATION CONCERNING TAXES .......................................................  __
         General ..............................................................................  __
         Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios .....  __
         Foreign Investors ....................................................................  __
         Conclusion ...........................................................................  __
SERVICE PLAN ..................................................................................  __
OTHER INFORMATION .............................................................................  __
FINANCIAL STATEMENTS ..........................................................................  __
APPENDIX A ....................................................................................  __


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Service Shares and Premier Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                        ADDITIONAL INVESTMENT INFORMATION

Classification and History

         Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers seven fixed income, one balanced, and eight equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks


         The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio (except Municipal Portfolio) may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval. As stated in the Prospectus, it is the policy of the Government Select Portfolio, Government Portfolio, Tax-Exempt Portfolio and Municipal Portfolio to invest, under normal circumstances, at least 80% of their respective net assets in the particular types of securities suggested by their names. For this purpose, "net assets" include the amount of any borrowings by the Portfolios for investment purposes. As described further below, the policies of the Tax-Exempt Portfolio and Municipal Portfolio in this regard may not be changed without shareholder approval, but the policies of the Government Select Portfolio and Government Portfolio may be changed without shareholder approval. However, to the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders of the Government Select Portfolio or Government Portfolio, as applicable, will be provided with sixty days notice in the manner prescribed by the SEC before any changes in the 80% policy referred to above.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time
Deposits

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

         The Portfolios may invest a portion of their assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         The Diversified Assets Portfolio may also invest in high quality commercial paper and other obligationsissued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Service ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's") or F-2 or higher by Fitch Inc. ("Fitch"). The Diversified Assets Portfolio may also invest in rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio.

Zero Coupon Bonds

         To the extent consistent with their investment objectives, the Portfolios may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree of changes in interest rates than interest bearing securities having similar maturities and credit quality.

         Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Portfolio is nonetheless required to accrue income on such investment for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

Asset-Backed Securities

         To the extent described in the Prospectus, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such difficulties are not, however, expected to have a significant effect on the Portfolios since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 397 days or less.

         Asset-backed securities may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.


         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of Fannie Mae and are not backed by or entitled to full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Company ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default on an underlying mortgage.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Supranational Bank Obligations


         The Portfolios may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations


         Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae,Ginnie Mae , General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, and the Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

         To the extent consistent with its investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Custodial Receipts for Treasury Securities

         The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

         The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

         The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other
                                                           ----------
senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

         With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the Securities and Exchange Commission's (the "SEC") regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.


         Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

Investment Companies


         With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act), or
(b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

         Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.


         A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements


         Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act"). Securities subject to repurchase agreements are normally held either by the Trust's custodian (or subcustodian, if any) or in the Federal Reserve/Treasury Book-Entry System.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.


Reverse Repurchase Agreements

         Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Securities Lending

         Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

         Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.


         When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.


Insurance Funding Agreements

         The Diversified Assets Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

Yields and Ratings

         The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this document.


         Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.


Municipal Instruments

         Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

         Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

         The Tax-Exempt and Municipal Portfolios may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal bonds with a series of maturity dates are called Serial Bonds. The Tax-Exempt Portfolio and the Municipal Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Portfolios' maturity requirements. The Portfolios may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolios obtain at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolios.

         Municipal instruments purchased by the Tax-Exempt Portfolio and Municipal Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

         The Tax-Exempt Portfolio and Municipal Portfolio may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P or F-2 or higher by Fitch. The Tax-Exempt Portfolio and Municipal Portfolio may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolios.

         The Tax-Exempt Portfolio and Municipal Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

         An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.


         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Portfolios and their liquidity and value. In such an event the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in its structure or possible dissolution.


         As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt Portfolio and Municipal Portfolio net assets (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Taxable investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.


         Certain of the municipal instruments held by the Municipal and the Tax-Exempt Portfolios may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bond holders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Portfolios may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

         As described in the Prospectus, the Municipal and Tax-Exempt Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will also consider marketability of a municipal lease obligations based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

         The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Diversified Assets Portfolio on such investments will be taxable to shareholders.

         Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

Standby Commitments

         The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

         The Tax-Exempt and Municipal Portfolios expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by either Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

         The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

Illiquid or Restricted Securities


         Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.


Investment Restrictions


         Each Portfolio is subject to the fundamental investment restrictions enumerated below, which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.


No Portfolio may:

     (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

     (2) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (3) Invest in commodities or commodity contracts, except that a Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (4) Invest in companies for the purpose of exercising control or management.

     (5) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies).

     (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (7) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (8) Borrow money, except that to the extent permitted by applicable law,
     (a) the Portfolios may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of their total assets (including the amount borrowed) or such percentage permitted by law, (b) the Portfolios may borrow up to an additional 5% of their total assets for temporary purposes, (c) the Portfolios may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolios may purchase securities on margin. If due to market fluctuations or other reasons the Portfolios' borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

     (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                    *   *   *


         For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.


         The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.


         Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio and Municipal Portfolio, at least 80% of the net assets of the Portfolios (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under Federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular Federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.


         Except to the extent otherwise provided in Investment Restriction No. 7, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications.

         In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

         Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.


         The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of each Portfolio's total assets, with investments in any one such issuer being limited to no more than 1% of a Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.


         In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

       The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees subject to the laws of Delaware and the Trust's Declaration of Trust. Information pertaining to the Trustees and officers of the Trust is set forth below.

Non-interested Trustees*:
-------------------------

                                                                                               Number of    Other Directorships
                                                                                               ---------    -------------------
                                             Principal Occupation(s) During Past Five Years  Portfolios in        Held by
                                                                                             -------------        --------
                 Position(s) Term of Office                                                    Northern         Trustee*****
                 ----------- --------------                                                    --------         ------------
Name, Address,    Held with   and Length of                                                  Institutional
--------------    ---------   -------------                                                  -------------
  and Age          Trust      Time Served                                                    Fund Complex
  -------          -----      -----------                                                    ------------
                                                                                              Overseen by
                                                                                              -----------
                                                                                              Trustee****
                                                                                              -----------

Richard G. Cline    Trustee    Since 1997    Chairman and Director, Hawthorne Investors,           55       Director: PepsiAmericas;
Age: 67                                      Inc. (a management advisory services and                       Whitman Corporation (a
                                             private investment company) since 1996;                        diversified holding
                                             Managing Partner, Hawthorne Investments, L.L.C.                company); Kmart
                                             (a management advisory services and private                    Corporation (a retailing
                                             investment company) since 2001; Chairman and                   company); Ryerson Tull,
                                             Director of Hussman International, Inc. (a                     Inc. (a metals
                                             refrigeration and company) from 1998 to 2000;                  distribution company).
                                             Chairman, President and CEO of NICOR Inc. (a
                                             diversified public utility holding company)
                                             from 1995 to 1996, and President from 1992 to
                                             1993; Chairman, Federal Reserve Bank of
                                             Chicago from 1992 to 1995; and Deputy Chairman
                                             from 1995 to 1996 Trustee: Northern Mutual
                                             Fund Complex (registered investment companies).

_____________________________

     * Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "non-interested Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested Trustees".

     ** Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

     *** Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

     **** The Northern Mutual Fund Complex consists of 22 Northern Institutional Funds and Northern Funds. As of December 31, 2001, Northern Institutional Funds consisted of 22 portfolios, including the Portfolios described in this Additional Statement, and Northern Funds consists of 33 portfolios.

     ***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Edward J. Condon, Jr.  Trustee  Since 1994  Chairman and CEO of The Paradigm Group, Ltd. (a financial   55   Director: University
Age: 61                                     adviser) since 1993; Principal and Co-Founder of Paradigm        Eldercare, Inc. (an
                                            Capital since 1993; Senior Partner of NewEllis Ventures          Alzheimer's disease
                                            since 2001; Member of Advisory Board of Real-Time USA,           research and treatment
                                            Inc. (a software development company); Member of the Board       company); Financial
                                            of Managers of The Liberty Hampshire Company, LLC (a             Pacific Company (a
                                            receivable securitization company). Trustee: Northern            small business leasing
                                            Mutual Fund Complex  (registered investment companies);          company.
                                            Trustee: Dominican University.

William J. Dolan, Jr.  Trustee  Since 2000  Partner of Arthur Andersen & Co. S.C. (an accounting firm)  55   None
Age: 69                                     from 1966 to 1989.  Financial Consultant, Ernst & Young
                                            LLP (an accounting firm) from 1992 to 1993 and 1997.
                                            Trustee: Northern Mutual Fund Complex  (registered
                                            investment companies).

Sharon Gist Gilliam    Trustee  Since 2001  Executive Vice President, Unison-Maximus, Inc. (aviation    55   Director: Town and
Age: 49                                     consulting). Trustee: Northern Mutual Fund Complex               Country Utilities,
                                            (registered investment companies).                               Inc.; Unison Consulting
                                                                                                             Group, Inc. until May
                                                                                                             1999.

Sandra Polk Guthman    Trustee  Since 1997  President and CEO of Polk Bros. Foundation (an Illinois     55   Director:  MB Financial
Age: 58                                     not-for-profit corporation) from 1993 to present. Trustee:       Corp. (a municipal bond
                                            Northern Mutual Fund Complex (registered investment              insurance company)
                                            companies).                                                      1999-2000.

Richard P. Strubel     Trustee  Since 1982  President, Chief Operating Officer and Director of Unext    55   Director: Gildan
Age: 62                                     Inc. (a provider of educational services via the Internet)       Activewear, Inc. (an
                                            since 1999; Director: Cantilever Technologies (a private         athletic clothing
                                            software company) since 1999; Trustee: The University of         marketing and
                                            Chicago since 1987; Managing Director of Tandem Partners,        manufacturing company);
                                            Inc. (a privately held management services firm) until           Trustee: Goldman Sachs
                                            1999. Trustee: Northern Mutual Fund Complex (registered          Mutual Fund Complex (69
                                            investment companies).                                           portfolios).

INTERESTED TRUSTEES:
--------------------

                               Trustee     Since 2000    Senior Vice President and Senior                55   None
Raymond E. George, Jr./1/                                Fiduciary Officer of The Northern
Age: 71                                                  Trust Company from 1990 to 1993.
                                                         Trustee: Northern Mutual Fund Complex
                                                         (registered investment companies).

Michael E. Murphy/2/           Trustee     Since 2000    President of Sara Lee Foundation                55   Director: Coach, Inc.;
Age: 65                                                  (philanthropic organization) from 1997               Payless Shoe Source,
                                                         to  2001;  Vice Chairman and Chief                   Inc. (a retail shoe
                                                         Administrative Officer of Sara Lee                   store business); GATX
                                                         Corporation (a consumer product company)             Corporation (a
                                                         from 1994 to 1997. Trustee: Northern Mutual          railroad holding
                                                         Fund Complex (registered investment companies).      company); Bassett
                                                                                                              Furniture Industries,
                                                                                                              Inc. (a furniture
                                                                                                              manufacturer

                               Trustee     Since 2000    Partner in the law firm of Sidley                55  None
Mary Jacobs Skinner, Esq./3/                             Austin Brown & Wood. Trustee: Northern
Age: 44                                                  Mutual Fund Complex (registered
                                                         investment companies).

Stephen Timbers/4/             Trustee     Since 2000    Director, President and Chief Executive          55  Trustee: LTV
Age: 57                                                  Officer of Northern Trust Investments, Inc.          Corporation
                                                         since 2001; President of Northern Trust Global
                                                         Investments, a division of Northern Trust
                                                         Corporation and Executive Vice President, The
                                                         Northern Trust Company since 1998; President,
                                                         Chief Executive Officer and Director of Zurich
                                                         Kemper Investments (a financial services company)
                                                         from 1996 to 1998; President, Chief Operating
                                                         Officer and Director of Kemper Corporation (a
                                                         financial services company) from 1992 to 1996;
                                                         President and Director of Kemper Funds (a
                                                         registered investment company) from 1990 to
                                                         1998. Trustee: Northern Mutual Fund Complex
                                                         (registered investment companies).

----------
/1/ Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
/2/ Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
/3/ Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
/4/ Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:
---------------------

NAME, ADDRESS AND              POSITIONS HELD  TERM AND
-----------------              --------------  --------
     AGE                         WITH TRUST    LENGTH OF
     ---                         ----------    ---------
                                               TIME SERVED*
                                               ------------
Lloyd A. Wennlund               President     Since 2000      Senior Vice President and Director of Northern Trust
50 South LaSalle Street                                       Investments, Inc. since 2001; Senior Vice President and
Chicago, IL  60675                                            other positions at The Northern Trust Company, President
Age: 44                                                       of Northern Trust Securities, Inc., and Managing
                                                              Executive, Mutual Funds for Northern Trust Global
                                                              Investments since 1989.


Brian R. Curran              Vice President   Since 1999      Vice President and Director of Fund Administration at PFPC
4400 Computer Drive           and Treasurer                   Inc. since 1997; Director of Fund Administration at State
Westborough, MA  01581                                        Street Bank & Trust Company from February 1997 to October
Age: 33                                                       1997; Senior Auditor at Price Waterhouse LLP (an
                                                              accounting firm) prior thereto.

Eric K. Schweitzer               Vice       Since 2000        Senior Vice President at Northern Trust Investments, Inc.
50 South LaSalle Street        President                      since 2001 and Senior Vice President at The Northern Trust
Chicago, IL  60675                                            Company and the Director of Distribution, Product
Age: 40                                                       Management and Client Services in the Mutual Fund Group of
                                                              Northern Trust Global Investments since 2000; Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.


Suzanne E. Anderson            Assistant    Since 2000        Client Treasury Manager of Mutual Fund Administration at
4400 Computer Drive            Treasurer                      PFPC Inc. since 1998; Manager of Fund Administration at
Westborough, MA  01581                                        State Street Bank & Trust Company from 1996 to 1998.
Age: 28

Kristen Silva                  Assistant    Since 2001        Investment Accounting Manager of Mutual Fund
4400 Computer Drive            Treasurer                      Administration at PFPC Inc. since 1999; Manager of Fund
Westborough, MA 01581                                         Administration at State Street Bank & Trust Company from
Age: 29                                                       1998 to 1999.  Fund Administrator at State Street Bank &
                                                              Trust Company prior thereto.

Jeffrey A. Dalke, Esq.         Secretary    Since 2000        Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18/th/ and Cherry Streets
Philadelphia, PA
19103-6996
Age: 51

Linda J. Hoard, Esq.           Assistant    Since 1999        Vice President at PFPC Inc. since 1998; Attorney Consultant for

________________________
        * Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns is removed or becomes disqualified.

400 Computer Drive            Secretary                      for Fidelity Management & Research (a financial
Westborough, MA 01581                                        service company), Investors Bank & Trust Company (a
Age: 54                                                      financial service provider) and FDISG prior thereto.

         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

         Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.


Standing Board Committees.
-------------------------

         The Board of Trustees has established three standing committees in connection with their governance of the Portfolios: Audit, Nominating, Compensation and Education, and Valuation.

         The Audit Committee consists of [three] members: Messrs. Condon (Chairman), Dolan and Strubel. The functions performed by the Audit Committee include, among other things, considering matters pertaining to the Trust's financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust's independent auditors. During the fiscal year ended November 30, 2002, the Audit Committee convened four times.

       The Nominating, Compensation and Education Committee (the "Nominating Committee") consists of [three] members: [Mr. Cline], _________ and Ms. Guthman. The functions performed by the Nominating Committee include selecting and nominating candidates to serve as non-interested Trustees (including written nominations from shareholders delivered to the Trust at its address on page __), reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended November 30, 2001, the Nominating Committee convened three times.

     The Valuation Committee consists of [four] members: Messrs. George (Chairman), ____________, and Murphy and Ms. Skinner. The Valuation Committee is responsible for reviewing, and in certain cases ratifying, measures taken by the Investment Advisers to value securities for which market prices are not readily available. During the fiscal year ended November 30, 2001, the Valuation Committee convened two times.

         Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers, clients, participants and others. For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares of the Portfolios owned by each Trustee in the Portfolio and other Portfolios of Northern Institutional Funds and Northern Funds.

         The following table sets forth certain information with respect to ownership by each non-interested Trustee (and family members) of securities of Northern Trust, Northern Funds Distributors, LLC and their affiliates:

                       Information as of December 31, 2001

                          Name of Owners and                       Title of     Value of
                          ------------------                       --------     --------
  Name of Trustee      Relationships to Trustee      Company        Class      Securities
  ---------------      ------------------------      -------        -----      ----------

 [TO BE ADDED (if deemed necessary based on Trustee responses of 12/31/01)]

                      Information as of December 31, 2001

    Name of Trustee      Dollar Range of Equity Securities        Aggregate Dollar Range of Equity Securities in
    ---------------      ----------------------------------       ----------------------------------------------
                                  in each Portfolio               All Registered Investment Companies Overseen
                                  -----------------               --------------------------------------------
                                                                  by Trustee in Family of Investment Companies*
                                                                  --------------------------------------------

                                  [TO BE ADDED]




----------
* Includes the Northern Mutual Fund Complex consisting of 55 portfolios.

         Trustee and Officer Compensation
         --------------------------------


         Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an annual fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2001:

                                                                                                           Total
                                                                                                           -----
                                                                                                       Compensation
                                                                                                       ------------
                              Government      Government    Diversified     Tax-Exempt   Municipal   from Fund Complex
                              ----------      ----------    -----------     ----------   ---------   -----------------
                                Select        Portfolio       Assets        Portfolio    Portfolio    (Including the
                                ------        ---------       ------        ---------    ---------     -------------
                               Portfolio                     Portfolio                                Portfolios)/(1)/
                               ---------                     ---------                                ----------------
Stephen B. Timbers              $    0         $    0         $     0        $    0        $  0          $     0
William H. Springer/(2)/         6,900          5,980          16,790         1,840         460           92,000
Richard G. Cline                 5,625          4,875          13,688         1,500         375           75,000
Edward J. Condon, Jr.            5,925          5,135          14,418         1,580         395           79,000
John W. English/(3)/             2,531          2,194           6,244           675         169           33,750
Sandra Polk Guthman              5,625          4,875           1,388         1,500         375           75,000
Sharon Gist Gilliam/(4)/             0              0               0             0           0                0
Richard P. Strubel               5,625          4,875          13,688         1,500         375           75,000
Wesley M. Dixon, Jr./(2)/        5,475          4,745          13,308         1,460         365           73,000
William J. Dolan, Jr.            5,625          4,875          13,688         1,500         375           75,000
Raymond E. George, Jr.           5,925          5,135          14,418         1,580         395           79,000
Michael E. Murphy                5,625          4,875          13,688         1,500         375           75,000
Mary Jacobs Skinner              5,625          4,875          13,688         1,500         375           75,000

(1) As of December 31, 2001, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (33 portfolios).

(2) Messrs. Dixon and Springer served as Trustees and, in the case of Mr. Springer, Chairman of the Fund Complex until December 31, 2001.

(3)  Mr. English served as a Trustee of the Fund Complex until March 27, 2001.

(4) Ms. Gilliam did not serve as a Trustee of the Fund Complex during the fiscal year ended November 30, 2001.

         The Trust does not provide pension or retirement benefits to its Trustees.

      The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Wennlund and Schweitzer), receives fees from the Trust for administrative services. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Wennlund and Schweitzer are officers, receives fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

Code of Ethics

         The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Adviser, Transfer Agent and Custodian

         Northern Trust Investments, Inc. ("NTI" or the "Investment Adviser"), a wholly-owned subsidiary of The Northern Trust Company ("TNTC"), serves as investment adviser of each of the Portfolios.* TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

         Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $____ of assets, including approximately $___billion of assets under discretionary management. As of December 31, 2001, Northern Trust Corporation and its subsidiaries had approximately $___ in assets, $___ in deposits and employed over _____ persons.

         Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, the Advisory Agreement with the Trust provides that the Investment Adviser shall attempt to obtain the best net price and execution.

         On occasions when Northern Trust deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other portfolio, investment company or account for which the Investment Adviser acts as adviser), the Investment Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of such broker or dealer.

         The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

         Under its Transfer Agency Agreement with the Trust, TNTC has undertaken to (i) answer customer inquiries regarding the current yield of, and certain other matters (e.g.,account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy

_____________________
  * Prior to January 1, 2001, TNTC served as Investment Adviser of the Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as Investment Adviser of each of the Portfolios.

materials to shareholders, (vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management, (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors,
(x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) .01% of the average daily net asset value of the outstanding Service Shares of each Portfolio; and
(ii) .02% of the average daily net asset value of the outstanding Premier Shares of each Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Portfolios.

         Under its Custodian Agreement with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under the Agreement.

         As compensation for the services rendered to the Trust by the Custodian as custodian, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

         The Custodian's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

         Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2003 and the Transfer Agency Agreement and Custodian Agreement will continue in effect with respect to a particular Portfolio until April 30, 2003, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually
(i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty either by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

         For the fiscal years ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:




                                              2001           2000           1999
                                              ----           ----           ----
Government Select Portfolio             $3,636,314    $ 2,236,694    $ 1,857,385
Government Portfolio                     6,645,202      5,183,136      3,854,646
Diversified Assets Portfolio            22,364,398     17,200,492     13,909,480
Tax-Exempt Portfolio                     1,649,409      1,497,774      1,665,500
Municipal Portfolio(1)                     149,911         88,767            n/a

(1)  Commenced investment operations on December 1, 1999.

         In addition, for the fiscal years ended November 30, 2001, 2000 and 1999, the Investment Adviser waived advisory fees with respect to the Government Select Portfolio in the amounts of $5,454,472, $3,355,090, and $2,786,104, respectively. For the fiscal year ended November 30, 2001 and 2000, the Investment Adviser waived advisory fees with respect to the Municipal Portfolio in the amount of $224,866 and $ 133,104, respectively.

         For the fiscal years ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                              2001           2000          1999
                                              ----           ----          ----

Government Select Portfolio                $61,703       $ 46,872      $ 35,078
Government Portfolio                        70,775         56,719        36,436
Diversified Assets Portfolio               199,532        172,385       153,309
Tax-Exempt Portfolio                        17,412         22,110        22,320
Municipal Portfolio(1)                      11,814          7,027           n/a

(1)      Commenced investment operations on December 1, 1999.

         For the fiscal years ended November 30 as indicated, the amount of custodian fees incurred by each Portfolio was as follows:

                                              2001          2000            1999
                                              ----          ----            ----

Government Select Portfolio               $296,132       $236,435      $205,435
Government Portfolio                       295,166        234,020       176,812
Diversified Assets Portfolio               489,508        782,252       577,833
Tax-Exempt Portfolio                        69,605         96,866        90,540
Municipal Portfolio(1)                      13,233         46,000           n/a

(1)      Commenced investment operations on December 1, 1999.

     TNTC is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

         Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name

"Northern Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Funds."

Portfolio Transactions

         For the fiscal years ended November 30, 2001, 2000 and 1999, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

[TO BE UPDATED]

         [During the fiscal year ended November 30, 2001, the Government Select Portfolio did not acquire and sell securities of its regular broker/dealers. At November 30, 2001, the Government Select Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.]

         [During the fiscal year ended November 30, 2001, the Government Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Chase & Co., Donaldson Lufkin and Jenrette, Goldman Sachs Group, Inc., Lehman Brothers and Morgan Stanley Dean Witter & Co. Inc. each a regular broker/dealer. At November 30, 2001, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $__________; Lehman Brothers, Inc., with an approximate aggregate market value of $__________; and Merrill Lynch & Co., Inc., with an approximate aggregate market value of $__________.]

         [During the fiscal year ended November 30, 2001, the Diversified Assets Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Donaldson Lufkin and Jenrette, Goldman Sachs Group, Inc., Lehman Brothers, Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. Inc. and Prudential, Inc., each a regular broker/dealer. At November 30, 2001, the Diversified Asset Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $__________; J.P. Morgan Chase & Co., with an approximate aggregate market value of $__________; Citigroup Inc., with an approximate aggregate market value of $__________; Lehman Brothers, with an approximate aggregate market value of $__________; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $__________.]

         [During the fiscal year ended November 30, 2001, the Tax Exempt Portfolio did not acquire or sell securities of its regular broker/dealer. At November 30, 2001, the Tax Exempt Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.]

         [During the fiscal year ended November 30, 2001, the Municipal Money Market Portfolio did not acquire or sell securities of its regular broker/dealer. At November 30, 2001, the Municipal Money Market Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.]

Co-Administrators and Distributor

     Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as Co-Administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement; PFPC remained as a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's Federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

         Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing agent fees and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

         For the fiscal year ended November 30, 2001, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

  Government Select Portfolio                                    $3,636,314
  Government Portfolio                                            2,658,081
  Diversified Assets Portfolio                                    8,945,759
  Tax-Exempt Portfolio                                              659,764
  Municipal Portfolio                                               149,911

         Additionally, for the fiscal year ended November 30, 2001, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing administration fees in the following amounts:

  Government Select Portfolio                                     $698,166
  Government Portfolio                                             705,432
  Diversified Assets Portfolio                                   1,329,121
  Tax-Exempt Portfolio                                             209,930
  Municipal Portfolio                                              100,397




         For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

  Government Select Portfolio                                      $2,236,694
  Government Portfolio                                              2,073,225
  Diversified Assets Portfolio                                      6,880,100
  Tax-Exempt Portfolio                                                599,101
  Municipal Portfolio                                                  88,735

         Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing administration fees in the following amounts:

  Government Select Portfolio                                         $658,759
  Government Portfolio                                                 619,236

  Diversified Assets Portfolio                                       1,898,162
  Tax-Exempt Portfolio                                                 270,081


         For the period May 1, 1999, through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Municipal Portfolio which did not commence operations during the period) in the amount of:

                                                                 May 1, 1999 -
                                                               November 30, 1999
                                                               -----------------
Government Select Portfolio                                        $1,111,703
Government Portfolio                                                  944,829
Diversified Assets Portfolio                                        3,551,511
Tax-Exempt Portfolio                                                  340,887


         Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Municipal Portfolio which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

                                                                 May 1, 1999 -
                                                               November 30, 1999
                                                               -----------------
Government Select Portfolio                                           $325,664
Government Portfolio                                                   272,925
Diversified Assets Portfolio                                           804,125
Tax-Exempt Portfolio                                                   147,691

         Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004,acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the period indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                                        December 1, 1998 through
                                                             April 30, 1999
                                                             --------------
Government Select Portfolio                                         $745,682
Government Portfolio                                                 597,018
Diversified Assets Portfolio                                       2,012,240
Tax-Exempt Portfolio                                                 325,308


         In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs had agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers by Goldman Sachs pursuant to this agreement during the fiscal year ended November 30, 1999.

         Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs had agreed to reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing agent fees and certain extraordinary expenses), which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

         For the period indicated, the effect of these reimbursements by Goldman Sachs was to reduce other expenses by the following amounts:

                                                        December 1, 1998 through
                                                             April 30, 1999
                                                             --------------
Government Select Portfolio                                     $221,061
Government Portfolio                                             206,434
Diversified Assets Portfolio                                     694,265
Tax-Exempt Portfolio                                             129,348


         Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2003, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually
(i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time, without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

         The Trust has entered into a Distribution Agreement with Northern Funds Distributors, LLC ("NFD") under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

         Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Counsel and Auditors

         ________, serve as counsel to the Trust.

         ______, independent auditors, have been selected as auditors of the Trust. In addition to audit services, _____ reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

         Payment for Service Shares and Premier Shares of the Portfolios may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         Although each Portfolio generally will redeem Service Shares and Premier Shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

         Third-Party Fees and Requirements

         Service and Premier Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern Trust and other institutions may charge their customers for services provided in connection with their investments.

         The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

                             PERFORMANCE INFORMATION

         The performance of a class of shares of a Portfolio may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

         From time to time, the Portfolios may advertise their "yields" and "effective yields", and the Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

         In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by

365/7.

         "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

         The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

         "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

         Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their customers in connection with investments in Service Shares and Premier Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

         The annualized yield of each Portfolio with respect to Service Shares for the seven-day period ended November 30, 2001 was as follows:*

                                 Effective  Tax-Equivalent      Tax-Equivalent
                          Yield    Yield        Yield           Effective Yield
                          -----    -----        -----           ---------------
Government Select
    Portfolio             1.87%    1.89%         n/a               n/a
Government Portfolio      1.84%    1.85%         n/a               n/a
Diversified Assets
    Portfolio             2.22%    2.25%         n/a               n/a
Tax-Exempt Portfolio      1.41%    1.42%        2.33%             2.35%

Municipal Portfolio       1.50%    1.52%        2.48%             2.52%

         The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows:*

____________________________
         * An income tax rate of 39.6% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

         * An income tax rate of 39.6% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

                                               Effective     Tax-Equivalent      Tax-Equivalent
                                Yield           Yield             Yield          Effective Yield
                                -----           -----             -----          ---------------
Government Select Portfolio      1.70%           1.72%              n/a                n/a
Government Portfolio             1.81%           1.82%              n/a                n/a
Diversified Assets
    Portfolio                    2.21%           2.24%              n/a                n/a
Tax-Exempt Portfolio             1.38%           1.39%             2.28%              2.30%
Municipal Portfolio              1.28%           1.30%             2.12%              2.15%

         The annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the seven-day period ended November 30, 2001 was as follows: *

                                               Effective     Tax-Equivalent      Tax-Equivalent
                                Yield           Yield             Yield          Effective Yield
                                -----           -----             -----          ---------------
Government Select
    Portfolio                    1.61%           1.62%             n/a                 n/a
Government Portfolio             1.58%           1.59%             n/a                 n/a
Diversified Assets
    Portfolio                    1.96%           1.98%             n/a                 n/a

         The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the same seven-day period would have been as follows:*

                                               Effective     Tax-Equivalent      Tax-Equivalent
                                Yield           Yield             Yield          Effective Yield
                                -----           -----             -----          ---------------
Government Select
    Portfolio                    1.44%           1.45%             n/a                n/a
Government Portfolio             1.55%           1.56%             n/a                n/a
Diversified Assets
    Portfolio                    1.95%           1.97%             n/a                n/a

         The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

         Each Portfolio may also quote from time to time the total return of its Service Shares or Premier Shares in accordance with SEC regulations.

         The yields and total returns of Service Shares and Premier Shares of each Portfolio will be calculated separately from the yields and total returns of Shares of each Portfolio, which are not described in this Additional Statement.

                            AMORTIZED COST VALUATION

         As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

         Rule 2a-7 requires that each Portfolio limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Service Shares and Premier Shares of the five Portfolios discussed herein. For information on the other class of shares in each Portfolio and on the Trust's other investment portfolios, call the toll-free number on page__.

         Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account - Selling Shares and Account Policies and Other Information" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Service and Premier Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing Service Shares and Premier Shares of the Portfolios are not issued.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of

Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         [TO BE UPDATED]


         [As of March __, 2002, substantially all of the Trust's Portfolios' outstanding shares were held of record by TNTC for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, TNTC possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio.]

         TNTC has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March __, 2002:

                                                Number               Percentage
                                              of Shares              of Shares
                                              ---------              ---------
DIVERSIFIED ASSETS PORTFOLIO
         Service Shares
         Premier Shares

GOVERNMENT PORTFOLIO
         Service Shares
         Premier Shares

GOVERNMENT SELECT PORTFOLIO

         Shares
         Service Shares
         Premier Shares

TAX-EXEMPT PORTFOLIO
         Shares
         Service Shares

MUNICIPAL PORTFOLIO
         Shares
         Service Shares

                     ADDITIONAL INFORMATION CONCERNING TAXES

General

         Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements.

         Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

         If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

         The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

         The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios

         Investors in either of Tax-Exempt and Municipal Portfolios should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

         As described above and in the Prospectus, the Tax-Exempt and Municipal Portfolios are designed to provide investors with Federally tax-exempt interest income.

         Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of these Portfolios would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

         In order for the Tax-Exempt and Municipal Portfolios to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt and Municipal Portfolios generally is not deductible for Federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds either Tax-Exempt or Municipal Portfolio shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

         The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

         Income from the Tax-Exempt and Municipal Portfolios may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

Foreign Investors

         Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. Different tax consequences may apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

         The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

         Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                                  SERVICE PLAN

         The Trust, on behalf of the Portfolios, has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of
(i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily net asset value of the Service Shares and Premier Shares of such Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily net asset value of the Premier Shares of such Portfolio. Northern Trust will determine the amount of the servicing agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Servicing Agents") and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The servicing agent fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

         Payments of the servicing agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange

Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; and (vi) performing other related administrative support services that do not constitute "personal and account maintenance services" within the meaning of the National Association of Securities Dealers, Inc.'s Conduct Rules. Payments of the servicing agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents; (iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services;
(iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Servicing Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 8, 2002.

         The Plan and related agreements will remain in effect until April 30, 2003 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

         The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                                OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to TNTC, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing agent fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

         The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements and related report of _________, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001(the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                   APPENDIX A


Short-Term Issue Ratings
------------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poors for short-term issues that are permissible investments for the Portfolios:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to honor senior finanacial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper that is a permissible investment for the
Portfolios:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for "Prime-1" securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Fitch Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations that are permissible investments for the Portfolios:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


         Plus (+) or minus (-) may be appended to a rating other than "F-1" to denote relative status within the major rating categories.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by S&P for corporate and municipal debt that are permissible investments for the Portfolios:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         PLUS (+) OR MINUS (-) - The "AA" rating classification may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt that are permissible investments for the Portfolios:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in the rating classification "Aa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes the ratings used by Fitch for corporate and municipal long-term bonds that are permissible investments for the Portfolio:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Municipal Note Ratings
----------------------

         A S&P's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes that are permissible investments for the
Portfolios:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations that are permissible investments for the Portfolios:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         Fitch uses the same ratings as described above for other short-term credit ratings for municipal securities that are permissible investments for the Portfolios.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          NORTHERN INSTITUTIONAL FUNDS

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SHORT-INTERMEDIATE BOND PORTFOLIO
                           INTERMEDIATE BOND PORTFOLIO
                          U.S. TREASURY INDEX PORTFOLIO
                               CORE BOND PORTFOLIO
                                 BOND PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO


     This Statement of Additional Information dated April 1, 2002, (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2002 for the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Core Bond, Bond, and International Bond Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling800/637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The audited financial statements and related report of ___________, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                    INDEX

                                                                                           Page
ADDITIONAL INVESTMENT INFORMATION
         Classification and History
         Investment Objectives, Strategies and Risks .......................................
         Investment Restrictions ...........................................................
ADDITIONAL TRUST INFORMATION ...............................................................
         Trustees and Officers .............................................................
         Code of Ethics ....................................................................
         Investment Advisers, Transfer Agent and ...........................................
         Portfolio Transactions ............................................................
         Portfolio Valuation ...............................................................
         Co-Administrators and Distributor .................................................
         Shareholder Servicing Plan ........................................................
         Counsel and Auditors ..............................................................
         In-Kind Purchases and Redemptions .................................................
TAXES ......................................................................................
         Federal - General Information .....................................................
         Foreign Investors .................................................................
DESCRIPTION OF SHARES ......................................................................
OTHER INFORMATION ..........................................................................
FINANCIAL STATEMENTS .......................................................................
APPENDIX A .................................................................................
APPENDIX B .................................................................................


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

                        ADDITIONAL INVESTMENT INFORMATION

Classification and History

         Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio (other than the International Bond Portfolio) is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The International Bond Portfolio is classified as non-diversified under the 1940 Act.

         Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers six money market, one balanced, and eight equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

         The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objectives of the Intermediate Bond and Core Bond Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

          With respect to each Portfolio, to the extent required by Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio's policy stated in the Prospectus to invest at least 80% of its net assets. For this purpose, net assets includes the amount of any borrowings for investment purposes.

         U.S. Government Obligations. Examples of the types of U.S. Government
         ---------------------------
obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Intermediate Credit Banks and the Maritime Administration.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

         To the extent consistent with their respective investment objectives, the Portfolios may invest in a variety of US. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

         Supranational Bank Obligations. Each Portfolio (other than the U.S.
         ------------------------------
Treasury Index Portfolio) may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

         Stripped Securities. Each Portfolio may purchase stripped securities.
         -------------------
The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate

         Trading of Registered Interest and Principal of Securities." Each Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         In addition, each Portfolio (other than the U.S. Treasury Index Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

         To the extent consistent with its investment objectives, each Portfolio may purchase stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

         Asset-Backed (Including Mortgage-Backed) Securities. The U.S.
         ---------------------------------------------------
Government Securities Portfolio may purchase asset-backed securities that are secured or backed by mortgages and issued by an agency of the U.S. Government, and the Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and International Bond Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the U.S. Government Securities, Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and International Bond Portfolios, the maturity of asset-backed securities will be based on estimates of average life.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

         Asset-backed securities acquired by a Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

         Mortgage-backed securities issued Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         Foreign Securities. Each Portfolio other than the U.S. Government
         ------------------
Securities and U.S. Treasury Index Portfolios may invest in bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed income securities purchased by the Core Bond Portfolio must be U.S. dollar-denominated. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and (except for the Core Bond Portfolio) in investments denominated in foreign currencies. The holdings of the Portfolios will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

         Although a Portfolio may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies or foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

         Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."


         Investors should understand that the expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities. Countries in which the Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and International Bond Portfolios may invest include, but are not limited to:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

         The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there, have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

         In addition, the International Bond Portfolio may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, the Middle East, Eastern Europe, Latin America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

         Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movement of Portfolios and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Foreign Currency Transactions. In order to protect against a possible
         -----------------------------
loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Short-Intermediate Bond, Intermediate Bond, Bond and International Bond Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When the investment management team anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the obligations held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         In addition, the International Bond Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

         Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

         Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps, Interest
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Rate Floors, Caps and Collars, and Currency Swaps. The Portfolios may enter into
-------------------------------------------------
swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolios, except the Core Bond Portfolio, may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

         Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

         The Portfolios will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by Standard & Poor's Ratings Services ("S&P") or Fitch Inc. ("Fitch"), or A or P-1 or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

         The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

         Options. Each Portfolio may buy put options and buy call options and
         -------
write covered call and secured put options. Such options may relate to particular securities, financial instruments, foreign currencies, foreign or domestic securities indices or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange (an "Exchange") or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.


         Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.


         The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian, a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

         With respect to yield curve options, a call (or put) option is covered if a Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

         A Portfolio's obligation to sell a security or currency subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

         When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

         There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Short Sales. The Balanced, Diversified Growth, Focused Growth, Mid Cap
         -----------
Growth, Small Company Growth and International Growth may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Portfolio, for example, to lock in a sales price for a security the Portfolio does not wish to sell immediately. If a Portfolio sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

         If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales.

         Futures Contracts and Related Options. Each Portfolio may invest in
         -------------------------------------
futures contracts and interest rate futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

         Securities Lending. Collateral for loans of portfolio securities made
         ------------------
by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

         Forward Commitments, When-Issued Securities and Delayed Delivery
         ----------------------------------------------------------------
Transactions. Each Portfolio may purchase securities on a when-issued basis or
------------
purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.

If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

         When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

         Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
         ---------------------------------------------------------------------
Deposits and Bank Notes. Commercial paper represents short-term unsecured
------------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

         Each Portfolio, including the Core Bond Portfolio to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Commercial paper and other short-term obligations acquired by a Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by the Investment Adviser.

         Insurance Funding Agreements. The Short-Intermediate Bond, Core Bond,
         -----------------------------
Bond and Intermediate Bond Portfolios may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. IFAs therefore will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

         Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds. To the extent
         --------------------------------------------------------
consistent with their respective investment objectives, each Portfolio may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolios are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

         Variable and Floating Rate Instruments. Variable and floating rate
         ---------------------------------------
instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

         With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Portfolio can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument meets a Portfolio's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

         Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days, absent a reliable trading market. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

         Investment Companies.  With respect to the  investments of the
         ---------------------
Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

         Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the Securities and Exchange Commission ("SEC") or deemed to be in the best interests of the Trust.

         Repurchase Agreements. Each Portfolio may agree to purchase portfolio
         ----------------------
securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian (or subcustodian, if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines the Portfolio's interest in the collateral is unenforceable.

         Reverse Repurchase Agreements. Each Portfolio may borrow funds by
         ------------------------------
selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Risks Related to Lower-Rated Securities. While any investment carries
         ----------------------------------------
some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

         There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a portfolio of investments.

         The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

         If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

         In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

         The ratings of S&P, Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on the Investment Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

         In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

         Yields and Ratings. The yields on certain obligations, including the
         -------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

         Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

         Relative Value Approach. In buying and selling securities for the
         ------------------------
Portfolios, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

         Tracking Variance. As discussed in the Prospectus, the U.S. Treasury
         ------------------
Index Portfolio is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Portfolio and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Portfolio's holdings to its investment objective. Tracking variance may also occur due to factors such as the size of the Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of the Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

         Calculation of Portfolio Turnover Rate. The portfolio turnover rate for
         ---------------------------------------
the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements, which enable the Portfolios to receive favorable tax treatment.

         Mortgage Dollar Rolls. The Portfolios may enter into mortgage "dollar
         ----------------------
rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument that a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Investment Restrictions

         Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

       (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

       (2) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

       (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

       (4) Invest in companies for the purpose of exercising control.

       (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

       (6) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry.

       For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.


       (7) Borrow money, except that to the extent permitted by applicable law
       (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

       (8) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

       (9) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act, provided that this restriction does not apply to the International Bond Portfolio.

       For the purposes of Restriction Nos. 1 and 7 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

         In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

         Except to the extent otherwise provided in Investment Restriction No. 6 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications (except that the International Bond Portfolio will use the Morgan Stanley Capital International industry classification titles).

         Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.


         As a non-fundamental investment restriction that can be changed without shareholder approval, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities). In addition, as a non-fundamental investment restriction, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities).

         Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction (7)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (7), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

                          ADDITIONAL TRUST INFORMATION

         The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees subject to the laws of Delaware and the Trust's Declaration of Trust. Information pertaining to the Trustees and officers of the Trust is set forth below.

NON-INTERESTED TRUSTEES*:


                                                                                              Number of      Other Directorships
                                                                                              ---------      -------------------
                                             Principal Occupation(s) During Past Five Years  Portfolios in         Held by
                                                                                             -------------         -------
Name, Address,   Position(s) Term of Office                                                     Northern         Trustee*****
                 ----------- --------------                                                     --------         ------------
  and Age**       Held with  and Length of                                                   Institutional
                  ---------  -------------                                                   -------------
                    Trust     Time Served***                                                  Fund Complex
                    -----     -----------                                                     ------------
                                                                                               Overseen by
                                                                                               -----------
                                                                                               Trustee****
                                                                                               -----------

Richard G. Cline   Trustee    Since 1997     Chairman and Director, Hawthorne Investors,            55      Director: PepsiAmericas;
Age: 67                                      Inc. (a management advisory services and                       Whitman Corporation (a
                                             private investment company) since 1996;                        diversified holding
                                             Managing Partner, Hawthorne Investments, L.L.C.                company); Kmart
                                             (a management advisory services and private                    Corporation (a retailing
                                             investment company) since 2001; Chairman and                   company); Ryerson Tull,
                                             Director of Hussman International, Inc.                        Inc. (a metals
                                             (a refrigeration company) from 1998 to 2000;                   distribution company).
                                             Chairman, President and CEO of NICOR Inc. (a
                                             diversified public utility holding company)
                                             from 1995 to 1996, and President from 1992 to
                                             1993; Chairman, Federal Reserve Bank of
                                             Chicago from 1992 to 1995; and Deputy Chairman
                                             from 1995 to 1996. Trustee: Northern Mutual
                                             Fund Complex (registered investment
                                             companies).


____________________________

     * Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "non-interested Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested Trustees".

     ** Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street, Chicago, IL 60675.

     *** Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed b the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

     **** The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2001, Northern Institutional Funds consisted of 22 portfolios, including the Portfolios described in this Additional Statement, and Northern Funds consists of 33 portfolios.

     ***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Edward J. Condon, Jr.  Trustee  Since 1994  Chairman and CEO of The Paradigm Group, Ltd. (a financial   55   Director: University
Age: 61                                     adviser) since 1993; Principal and Co-Founder of Paradigm        Eldercare, Inc. (an
                                            Capital since 1993; Senior Partner of NewEllis Ventures          Alzheimer's disease
                                            since 2001; Member of Advisory Board of Real-Time USA,           research and treatment
                                            Inc. (a software development company); Member of the Board       company); Financial
                                            of Managers of The Liberty Hampshire Company, LLC (a             Pacific Company (a
                                            receivable securitization company). Trustee: Northern            small business leasing
                                            Mutual Fund Complex  (registered investment companies);          company.
                                            Trustee: Dominican University.

William J. Dolan, Jr.  Trustee  Since 2000  Partner of Arthur Andersen & Co. S.C. (an accounting firm)  55   None
Age: 69                                     from 1966 to 1989.  Financial Consultant, Ernst & Young
                                            LLP (an accounting firm) from 1992 to 1993 and 1997.
                                            Trustee: Northern Mutual Fund Complex  (registered
                                            investment companies).

Sharon Gist Gilliam    Trustee  Since 2001  Executive Vice President, Unison-Maximus, Inc. (aviation    55   Director: Town and
Age: 49                                     consulting). Trustee: Northern Mutual Fund Complex               Country Utilities,
                                            (registered investment companies).                               Inc.; Unison Consulting
                                                                                                             Group, Inc. until May
                                                                                                             1999.

Sandra Polk Guthman    Trustee  Since 1997  President and CEO of Polk Bros. Foundation (an Illinois     55   Director:  MB Financial
Age: 58                                     not-for-profit corporation) from 1993 to present. Trustee:       Corp. (a municipal bond
                                            Northern Mutual Fund Complex (registered investment              insurance company)
                                            companies).                                                      1999-2000.

Richard P. Strubel     Trustee  Since 1982  President, Chief Operating Officer and Director of Unext    55   Director: Gildan
Age: 62                                     Inc. (a provider of educational services via the Internet)       Activewear, Inc. (an
                                            since 1999; Director: Cantilever Technologies (a private         athletic clothing
                                            software company) since 1999; Trustee: The University of         marketing and
                                            Chicago since 1987; Managing Director of Tandem Partners,        manufacturing company);
                                            Inc. (a privately held management services firm) until           Trustee: Goldman Sachs
                                            1999. Trustee: Northern Mutual Fund Complex (registered          Mutual Fund Complex (69
                                            investment companies).                                           portfolios).

INTERESTED TRUSTEES:
--------------------

Raymond E. George, Jr./1/      Trustee  Since 2000   Senior Vice President and Senior Fiduciary           55     None
Age: 71                                              Officer of The Northern Trust Company from
                                                     1990 to 1993. Trustee: Northern Mutual Fund
                                                     Complex (registered investment companies).

Michael E. Murphy/2/           Trustee  Since 2000   President of Sara Lee Foundation (philanthropic      55     Director: Coach,
Age: 65                                              organization) from 1997 to  2001; Vice                      Inc.; Payless
                                                     Chairman and Chief Administrative Officer of                Shoe Source, Inc.
                                                     Sara Lee Corporation (a consumer product company)           (a retailshoe
                                                     from 1994 to 1997. Trustee: Northern Mutual Fund            store business);
                                                     Complex (registered investment companies).                  GATX Corporation
                                                                                                                 (a railroad holding
                                                                                                                 company); Bassett
                                                                                                                 Furniture
                                                                                                                 Industries, Inc.
                                                                                                                 (a furniture
                                                                                                                 manufacturer).

                               Trustee  Since 2000   Partner in the law firm of Sidley Austin Brown       55     None
Mary Jacobs Skinner, Esq./3/                         & Wood. Trustee: Northern Mutual Fund Complex
Age: 44                                              (registered investment companies)


Stephen Timbers/4/             Trustee  Since 2000   Director, President and Chief Executive Officer of   55     Trustee: LTV
Age: 57                                              Northern Trust Investments, Inc. since 2001;                Corporation.
                                                     President of Northern Trust Global Investments,
                                                     a division of Northern Trust Corporation and
                                                     Executive Vice President, The Northern Trust
                                                     Company since 1998; President, Chief Executive
                                                     Officer and Director of Zurich Kemper Investments
                                                     (a financial services company) from 1996 to 1998;
                                                     President, Chief Operating Officer and Director of
                                                     Kemper Corporation (a financial services company)
                                                     from 1992 to 1996; President and Director of Kemper
                                                     Funds (a registered investment company) from 1990
                                                     to 1998. Trustee: Northern Mutual Fund Complex
                                                     (registered investment companies)



_________________________________

/1/ Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
/2/ Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
/3/ Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
/4/ Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:
----------------------

   NAME, ADDRESS AND AGE     POSITIONS HELD    TERM AND
   ---------------------     --------------    --------
                               WITH TRUST     LENGTH OF
                               ----------     ---------
                                             TIME SERVED*
                                             ------------
Lloyd A. Wennlund               President     Since 2000      Senior Vice President and Director of Northern Trust
50 South LaSalle Street                                       Investments, Inc. since 2001; Senior Vice President and
Chicago, IL  60675                                            other positions at The Northern Trust Company, President
Age: 44                                                       of Northern Trust Securities, Inc., and Managing
                                                              Executive, Mutual Funds for Northern Trust Global
                                                              Investments since 1989.

Brian R. Curran              Vice President   Since 1999      Vice President and Director of Fund Administration at PFPC
4400 Computer Drive           and Treasurer                   Inc. since 1997; Director of Fund Administration at State
Westborough, MA  01581                                        Street Bank & Trust Company from February 1997 to October
Age: 33                                                       1997; Senior Auditor at Price Waterhouse LLP (an
                                                              accounting firm) prior thereto.

Eric K. Schweitzer           Vice President   Since 2000      Senior Vice President at Northern Trust Investments, Inc.
50 South LaSalle Street                                       since 2000 and Senior Vice President at The Northern Trust
Chicago, IL  60675                                            Company and the Director of Distribution, Product
Age: 40                                                       Management and Client Services in the Mutual Fund Group of
                                                              Northern Trust Global Investments since 2000; Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Suzanne E. Anderson             Assistant     Since 2000      Client Treasury Manager of Mutual Fund Administration at
4400 Computer Drive             Treasurer                     PFPC Inc. since 1998; Manager of Fund Administration at
Westborough, MA  01581                                        State Street Bank & Trust Company from 1996 to 1998.
Age: 28

                                Assistant     Since 2001      Investment Accounting Manager of Mutual Fund                       ---
Kristen Silva                   Treasurer                     Administration at PFPC Inc. since 1999; Manager of Fund
4400 Computer Drive                                           Administration at State Street Bank & Trust Company from
Westborough, MA 01581                                         1998 to 1999;  Fund Administrator at State Street Bank &
Age: 29                                                       Trust Company prior thereto.

Jeffrey A. Dalke, Esq.          Secretary     Since 2000      Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18/th/ and Cherry Streets
Philadelphia, PA
19103-6996
Age: 51


Linda J. Hoard, Esq.            Assistant     Since 1999      Vice President at PFPC Inc. since 1998; Attorney                   ---
4400 Computer Drive             Secretary                     Consultant for Fidelity Management & Research (a financial
Westborough, MA 01581                                         service company), Investors Bank & Trust Company (a
Age: 54                                                       financial service provider) and FDISG prior thereto.


_________________________

     * Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns is removed or becomes disqualified.

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

     Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.


Standing Board Committees
-------------------------

     The Board of Trustees has established three standing committees in connection with their governance of the Portfolios: Audit, Nominating Compensation and Education, and Valuation.

     The Audit Committee consists of three members: Messrs. Condon (Chairman), Dolan and Strubel. The functions performed by the Audit Committee include, among other things, considering matters pertaining to the Trust's financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust's independent auditors. During the fiscal year ended November 30, 2002, the Audit Committee convened four times.

     The Nominating, Compensation and Education Committee (the "Nominating Committee") consists of three members: [Mr. Cline], _________ and Ms. Guthman. The functions performed by the Nominating Committee include selecting and nominating candidates to serve as non-interested Trustees (including written nominations from shareholders delivered to the Trust at its address on page __), reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended November 30, 2001, the Nominating Committee convened three times.

     The Valuation Committee consists of four members: Messrs. George (Chairman), ____________, and Murphy and Ms. Skinner. The Valuation Committee is responsible for reviewing, and in certain cases ratifying, measures taken by the Investment Advisers to value securities for which market prices are not readily available. During the fiscal year ended November 30, 2001, the Valuation Committee convened two times.

     Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers, clients, participants and others. For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares of the Portfolios owned by each Trustee in the Portfolio and other Portfolios of Northern Institutional Funds and Northern Funds.

                            Information as of December 31, 2001

     Name of Trustee      Dollar Range of Equity Securities    Aggregate Dollar Range of Equity Securities
                          ----------------------------------   -------------------------------------------
                                  in each Portfolio               in All Registered Investment Companies
                                  -----------------               --------------------------------------
                                                                     Overseen by Trustee in Family of
                                                                     --------------------------------
                                                                          Investment Companies*
                                                                          ---------------------

                                  [TO BE ADDED]




















__________________________
* Includes the Northern Mutual Fund Complex consisting of 55 portfolios.

     The following table sets forth certain information with respect to ownership by each non-interested Trustee (and family members) of securities of Northern Trust, Northern Funds Distributors, LLC and their affiliates:

                       Information as of December 31, 2001

           Name of Owners and              Title
 Name of   Relationships to                 of      Value of
 Trustee       Trustee          Company    Class   Securities  Percent of Class
 -------   ------------------   -------    -----   ----------  ----------------


    [TO BE ADDED (if deemed necessary based on Trustee responses of 12/31/01]

     Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an annual fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2001:

                              U.S.         Short-                      U.S.                                               Total
                              ----                                     ----
                           Government   Intermediate   Intermediate  Treasury     Core                 International   Compensation
                           ----------                  ------------  --------     ----                 -------------
                           Securities       Bond           Bond        Index      Bond        Bond         Bond          from Fund
                           ----------                      ----        -----      ----        ----         ----          ---------
                            Portfolio    Portfolio       Portfolio   Portfolio  Portfolio   Portfolio    Portfolio     Complex /(1)/
                            ---------    ---------       ---------   ---------  ---------   ---------    ---------     -------------
Stephen B. Timbers            $  0          $  0          $   0        $  0      $  0        $    0         $  0           $     0
William H. Springer /(2)/      460           920            460         460       690         2,530          460            92,000
Richard G. Cline               375           750            375         375       563         2,063          375            75,000
Edward J. Condon, Jr.          395           790            395         395       593         2,173          395            79,000
John W. English /(3)/          169           338            169         169       150         1,032          169            33,750
Sandra Polk Guthman            375           750            375         375       563         2,063          375            75,000
Sharon Gist Gilliam /(4)/        0             0              0           0         0             0            0                 0
Richard P. Strubel             375           750            375         375       563         2,063          375            75,000
Wesley M. Dixon, Jr. /(2)/     365           730            365         365       563         1,993          365            73,000
William J. Dolan, Jr.          375           750            375         375       563         2,063          375            75,000
Raymond E. George, Jr.         395           790            395         395       593         2,173          395            79,000
Michael E. Murphy              375           750            375         375       563         2,063          375            75,000
Mary Jacobs Skinner            375           750            375         375       563         2,063          375            75,000

(1) As of December 31, 2001, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (33 portfolios).
(2) Messrs. Dixon and Springer served as Trustees and, in the case of Mr. Springer, Chairman of the Fund Complex until December 31, 2001.
(3)  Mr. English served as a Trustee of the Fund Complex until March 27, 2001.
(4) Ms. Gilliam did not serve as a Trustee of the Fund Complex during the fiscal year ended November 30, 2001.

     The Trust does not provide pension or retirement benefits to its Trustees.

     The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Wennlund and Schweitzer), receives fees from the Trust for administrative services. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Wennlund and Schweitzer are officers, receives fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

Code of Ethics

     The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisers, Transfer Agent and Custodian


         Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") serve jointly as the investment adviser of the Short-Intermediate Bond, Intermediate Bond, Bond and International Bond Portfolios. NTI serves as the investment adviser of each of the other Portfolios. NTI and NTGIE are direct or indirect wholly-owned subsidiaries of The Northern Trust Company ("TNTC"), an Illinois state chartered bank* . TNTC is a direct wholly owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, IL 60675. NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. NTI and NTGIE are referred to in this Additional Statement as "Investment Adviser". Unless otherwise indicated, NTI, TNTC and NTGIE are referred to collectively in this Additional Statement as "Northern Trust."


         Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $_____ trillion of assets, including approximately $_____ billion of assets under discretionary management. As of December 31, 2001, Northern Trust Corporation and its subsidiaries had approximately $____ billion in assets, $____ billion in deposits and employed over __________ persons.

         Under its Advisory Agreement with the Trust, Northern Trust, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities. The Advisory Agreement with the Trust provides that in selecting brokers or dealers to place orders for transactions, Northern Trust shall attempt to obtain best net price and execution or, with respect to the International Bond and Intermediate Bond Portfolios, its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, Northern Trust is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Northern Trust may consider the brokerage and research services provided to the Portfolios and/or other accounts over which Northern Trust or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. Northern Trust may also obtain economic statistics, forecasting services, industry and company analysis, portfolio strategies, quantitative data, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product. Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-used items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Northern Trust will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities

__________________


* Prior to January 1, 2001, NTI served as investment adviser of the U.S. Treasury Index Portfolio and TNTC served as investment adviser of all of the other then-existing Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Portfolios that TNTC was then managing, other than the International Bond Portfolio. On May 2, 2001, NTI and NTGIE assumed TNTC's rights and responsibilities as investment adviser of the International Bond Portfolio. [On ______________, 2002, NTGIE joined NTI as investment adviser of the Short-Intermediate Bond, Bond, and Intermediate Bond Portfolios.]

directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when Northern Trust believes such practice to be in the Portfolios' interests.

         On occasions when Northern Trust deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which Northern Trust acts as adviser), the Advisory Agreement provides that Northern Trust, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern Trust in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio.

         The Advisory Agreement provides that Northern Trust may render similar services to others so long as its services under such Agreements are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern Trust against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreements) or, in lieu thereof, contribute to resulting losses.

         Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) establish and maintain an omnibus account in the name of each Institution; (ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions; (v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator;
(vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (viii) preserve records; and (ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, the Transfer Agent has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of the investors; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (vi) provide periodic statements of account; (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors;
(x) furnish the Trust with all pertinent Blue Sky information; (xi) perform all required tax withholding; (xii) preserve records; and (xiii) furnish necessary office space, facilities and personnel. Northern Trust may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Portfolios.

         Under its Custodian Agreement (and in the case of the International Bond Portfolio, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian under the Agreement, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve Northern Trust of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

         As compensation for the services rendered to the Trust by the Custodian to the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Core Bond, Bond and Intermediate Bond Portfolios and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

         As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Bond Portfolio, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Bond Portfolio, plus (ii) 9/100th of 1% annually of the Portfolio's average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating.

         The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

         Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2003 and the Custodian Agreement (or, in the case of the International Bond Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2003 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

         For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:


                                              2001         2000         1999
                                              ----         ----         ----
U.S. Government Securities Portfolio     $  250,695    $  236,537   $  199,929
Short-Intermediate Bond Portfolio           691,027       540,685      468,003
U.S. Treasury Index Portfolio                62,605        44,184       34,779
Core Bond Portfolio/(1)/                    314,103           N/A          N/A
Bond Portfolio                            2,482,532     2,565,471    2,051,219
Intermediate Bond Portfolio                  95,356       117,148      178,297
International Bond Portfolio                202,481       207,040      198,243
/(1)/    Commenced investment operations on March 29, 2001.

         For the fiscal years or periods ended November 30 as indicated, the Investment Adviser waived advisory fees as follows:

                                                          2001          2000           1999
                                                          ----          ----           ----
U.S. Government Securities Portfolio                 $   350,974   $   331,152    $   279,902
Short-Intermediate Bond Portfolio                        967,438       756,959        655,206
U.S. Treasury Index Portfolio                            104,341        73,639         57,965
 Core Bond Portfolio/(1)/                                439,744           N/A            N/A
Bond Portfolio                                         3,475,544     3,591,661      2,871,713
Intermediate Bond Portfolio                              135,497       164,006        249,615
International Bond Portfolio                              57,852        59,154         56,641

/(1)/   Commenced investment operations on March 29, 2001.

         For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                          2001           2000           1999
                                                          ----           ----           ----
U.S. Government Securities Portfolio                 $    11,344   $    10,766    $     9,552
Short-Intermediate Bond Portfolio                         27,690        21,703         19,199
U.S. Treasury Index Portfolio                              5,001         3,391          3,342
Core Bond Portfolio/(1)/                                  12,564           N/A            N/A
Bond Portfolio                                           127,247       145,912        138,870
Intermediate Bond Portfolio                                3,852         4,722          7,181
International Bond Portfolio                               2,893         2,958          2,865

/(1)/   Commenced investment operations on March 29, 2001.

         For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Bond Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                                           2001          2000           1999
                                                           ----          ----           ----
U.S. Government Securities Portfolio                 $    13,234   $    30,362    $    18,609
Short-Intermediate Bond Portfolio                         11,210        43,940         25,659
U.S. Treasury Index Portfolio                             17,004        32,348         22,105
Core Bond Portfolio/(1)/                                  23,192           N/A            N/A
Bond Portfolio                                            73,257       117,660         85,855
Intermediate Bond Portfolio                               13,954        32,163         23,114
International Bond Portfolio                              53,956        70,401         59,184

/(1)/    Commenced investment operations on March 29, 2001.

         Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

         To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

         For the fiscal years ended November 30, 2001, 2000 and 1999, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the
                                       29

Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

[TO BE UPDATED]

     During the fiscal year ended November 30, 2001, the U.S. Government Securities Portfolio acquired and sold securities of [J.P. Morgan Chase & Co. and Credit Suisse First Boston, each a regular broker/dealer. At November 30, 2001, the U.S. Government Securities Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.]

     During the fiscal year ended November 30, 2001, the Short-Intermediate Bond Portfolio acquired and sold securities of [J.P. Morgan Chase & Co., Salomon Smith Barney, Inc., Citigroup Inc., Credit Suisse First Boston, Donaldson Lufkin and Jenrette, Lehman Brothers and Prudential, Inc., each a regular broker/dealer. At November 30, 2001, the Short-Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: J.P. Morgan Chase & Co., with an approximate aggregate market value of $__________; Citigroup Inc., with an approximate aggregate market value of $_________; Donaldson Lufkin and Jenrette with an approximate aggregate market value of $_________; Lehman Brothers, with an approximate aggregate market value of $_________; Prudential, Inc. with an approximate aggregate market value of $__________; and Salomon Smith Barney, Inc., with an approximate aggregate market value of $_______.]

     During the fiscal year ended November 30, 2001, the Intermediate Bond Portfolio acquired and sold securities of [J.P. Morgan Chase & Co., Salomon Smith Barney, Inc., Citigroup Inc., Credit Suisse First Boston, and Donaldson Lufkin and Jenrette, each a regular broker/dealer. At November 30, 2001, the Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: J.P. Morgan Chase & Co., with an approximate aggregate market value of $_______; Citigroup Inc., with an approximate aggregate market value of $_______; Credit Suisse First Boston with an approximate aggregate market value of $_________; Donaldson Lufkin and Jenrette, with an approximate aggregate market value of $_______; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $_______; and Salomon Smith Barney, Inc., with an approximate aggregate market value of $______.]

     During the fiscal year ended November 30, 2001, the U.S. Treasury Index Portfolio acquired and sold securities of [J.P. Morgan Chase & Co. and Credit Suisse First Boston, each a regular broker/dealer. At November 30, 2001, the U.S. Treasury Index Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.]

     During the fiscal year ended November 30, 2001, the Bond Portfolio acquired and sold securities of [J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Donaldson Lufkin and Jenrette and Morgan Stanley Dean Witter & Co. Inc., each a regular broker/dealer. At November 30, 2001, the Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: J.P. Morgan Chase & Co., with an approximate aggregate market value of $____________; Citigroup Inc., with an approximate aggregate market value of $___________; Credit Suisse First Boston with an approximate aggregate market value of $__________; Donaldson Lufkin and Jenrette, with an approximate aggregate market value of $__________; Lehman Brothers, with an approximate aggregate market value of $___________; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $__________; and Salomon Smith Barney, Inc., with an approximate aggregate market value of $___________.]

     During the fiscal year ended November 30, 2001, the International Bond Portfolio acquired and sold securities of [J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston and Lehman Brothers, each a regular broker/dealer. At November 30, 2001, the International Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: J.P. Morgan Chase & Co., with an approximate aggregate market value of $______.]

Portfolio Valuation

     U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Portfolio's official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Co-Administrators and Distributor

     Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as co-administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement. PFPC remained a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the International Bond Portfolio, and 0.10% of the average daily net assets of each other Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.25% of the International Bond Portfolio's average daily net assets and 0.10% of each other Portfolio's average daily net assets.

        For the fiscal year ended November 30, 2001, the Co-Administrators received fees under the Co-Administration Agreement with the Trust in the amount of:

        U.S. Government Securities Portfolio           $  100,278
        Short-Intermediate Bond Portfolio                 276,411
        U.S. Treasury Index Portfolio                      41,737
        Core Bond Portfolio                               125,641
        Bond Portfolio                                    993,013
        Intermediate Bond Portfolio                        38,142
        International Bond Portfolio                       43,389

        Additionally, for the fiscal year ended November 30, 2001, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing administration fees in the following amounts for the fiscal year ended November 30, 2001:

        U.S. Government Securities Portfolio           $   96,719
        Short-Intermediate Bond Portfolio                 123,136
        U.S. Treasury Index Portfolio                      99,668
        Core Bond Portfolio                               127,090
        Bond Portfolio                                    288,654
        Intermediate Bond Portfolio                       102,222
        International Bond Portfolio                      103,465

        For the fiscal year ended November 30, 2000, the Co-Administrations received fees under the Co Administration Agreement with the Trust (except for the Core Bond Portfolio, which did not commence operations during the fiscal year ended November 30, 2000) in the amount of:

        U.S. Government Securities Portfolio           $   94,613
        Short-Intermediate Bond Portfolio                 216,271
        U.S. Treasury Index Portfolio                      29,455
        Bond Portfolio                                  1,026,174
        Intermediate Bond Portfolio                        46,858
        International Bond Portfolio                       44,366


        Additionally, for the fiscal year ended November 30, 2000, the Co-Administrations voluntarily waived/reimbursed each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the period) for its expenses reducing administration fees in the following amounts for the fiscal year ended November 30, 2000

        U.S. Government Securities Portfolio           $   96,696
        Short-Intermediate Bond Portfolio                 134,817
        U.S. Treasury Index Portfolio                      98,645
        Bond Portfolio                                    352,557
        Intermediate Bond Portfolio                       104,650
        International Bond Portfolio                      113,778


        For the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Core Bond Portfolio, which did not commence operations during the period) in the amount of:

        U.S. Government Securities Portfolio           $   50,136
        Short-Intermediate Bond Portfolio                 112,931
        U.S. Treasury Index Portfolio                      13,232
        Bond Portfolio                                    524,623
        Intermediate Bond Portfolio                        36,974
        International Bond Portfolio                       24,567

        Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily waived/reimbursed each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

        U.S. Government Securities Portfolio            $ 34,540
        Short-Intermediate Bond Portfolio                 49,829
        U.S. Treasury Index Portfolio                     37,242
        Bond Portfolio                                   159,362
        Intermediate Bond Portfolio                       40,640
        International Bond Portfolio                      42,941

        Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the period indicated, Goldman Sachs received fees under its administration agreement with the Trust (except for the Core Bond Portfolio, which did not commence operations during the period) in the amount of:

                                                    December 1, 1998
                                                        through
                                                     April 30, 1999
                                                     --------------

        U.S. Government Securities Portfolio            $ 29,835
        Short-Intermediate Bond Portfolio                 74,269
        U.S. Treasury Index Portfolio                      9,954
        Bond Portfolio                                   295,859
        Intermediate Bond Portfolio                       34,344
        International Bond Portfolio                      17,914

        In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers pursuant to this agreement during the fiscal year ended November 30, 1999.

        Goldman Sachs had also agreed each year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceeded on an annualized basis 0.25% of the International Bond Portfolio's average daily net assets and 0.10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking was contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the period ended April 30, 1999 was to reduce the expenses of each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the period) by:

                                                   December 1, 1998
                                                        through
                                                     April 30, 1999
                                                     --------------

U.S. Government Securities Portfolio                    $ 24,893
Short-Intermediate Bond Portfolio                         48,092
U.S. Treasury Index Portfolio                             23,710
Bond Portfolio                                           121,707
Intermediate Bond Portfolio                               23,301
International Bond Portfolio                              35,599


        Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2003, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually
(1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

The Trust has entered into a Distribution Agreement with Northern Funds Distributors, LLC ("NFD") under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a co-administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

        The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

        Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Shareholder Servicing Plan

        As stated in the Portfolios' Prospectus, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than 0.15% and 0.25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

        For the fiscal years ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                                 2001        2000        1999
                                                 ----        ----        ----
U.S. Government Securities Portfolio
         Class C                                 $     0     $     0     $   560
         Class D                                   2,350       2,330       2,175
Short-Intermediate Bond Portfolio
         Class D                                      87         137         852
U.S. Treasury Index Portfolio
         Class C                                   1,134         471         251
         Class D                                     261         291       1,558
Core Bond Portfolio (1)                                0         N/A         N/A
Bond Portfolio
         Class C                                  27,702      70,970      90,790
         Class D                                     419       1,284       4,179
Intermediate Bond Portfolio
         Class D                                      66          65          86

                                            2001         2000          1999
                                            ----         ----          ----
International Bond Portfolio
         Class D                               0             0           59

(1)  Class C and Class D Shares were issued on March 29, 2001.

        Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (vi) processing dividend payments on behalf of Customers or other investors; (vii) providing information periodically to Customers or other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors;
(xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (xiv) maintaining appropriate management reporting and statistical information; (xiii) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and (xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

        The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan") which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

        The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

        ____________with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

        ___________ independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, ___________ reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

        Payment for shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

        Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                             PERFORMANCE INFORMATION

        The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), the Lehman Mutual Fund Intermediate Tax Exempt Index, S&P 500 Index(R), S&P/Barra Growth Index, the Russell 2000(R) Index, the Europe and Australia Far East Equity Index ("EAFE Index") or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial AverageSM a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

        The Portfolios calculate their total returns for each class of shares separately on an "annual total return" basis for various periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

        Each Portfolio that advertises an "average annual total return" (before taxes) for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1+T)/n/ = ERV

        Where:  P    =   hypothetical initial payment of $1,000;
                T    =   average annual total return;

                n    =   period covered by the computation, expressed in terms
                         of years; and

                ERV  =   ending redeemable value at the end of the 1-, 5- or
                         10- year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

        Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $ 1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

        Each Portfolio that advertises an "average annual total return-after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:

                                 P (1+T)/n/ = ATV\\D\\
                                 ----------

        Where:  P        =  a hypothetical initial payment of $1,000
                T        =  average annual total return (after taxes on
                            distributions)
                n        =  number of years
               ATV\\D\\  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1,5, or 10-year periods at the end of the 1,5, or 10 year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

        Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs or certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

        Each Portfolio that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                                P (1+T)/n/ = ATV\\DR\\
                                ----------

        Where:  P        =  a hypothetical initial payment of $1,000
                T        =  average annual total return (after taxes on
                            distributions and redemption)
                n        =  number of years
               ATV\\DR\\ =  ending value of a hypothetical $1,000 payment made at the beginning of the 1,5, or 10-year periods at the end of the 1,5, or 10 year periods (or fractional portion), after taxes on distributions and redemption.

        Average annual total return-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phaseouts of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

        Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)] - 1

        The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date and (2) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

        The average annual total returns, aggregate total returns, and after-tax returns shown below for the Short-Intermediate Bond, U.S. Treasury Index and Bond Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern Trust for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, [0.24%] and [0.39%] higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

        Following commencement of operations of the Portfolios, the Portfolios' prior administrator (Goldman Sachs), prior co-administrator (TNTC) or current co-administrators (NTI and PFPC) reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of their administration fees for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Co-Administrators and Distributor" and "- Investment Advisers, Transfer Agent and Custodian," and the Portfolios' Investment Adviser waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

[To Be Updated]


                                                                    For Periods Ended November 30, 2001

                                                                                                 Average Annual Total Returns-After
                                                                                                 ----------------------------------
                              Average Annual Total Returns (%)     Aggregate Total Returns (%)          Taxes on Distributions
                              --------------------------------     ---------------------------          ----------------------
                                1      5      10      Since     1       5      10          Since    1       5      10       Since
                                -      -      --                -       -      --                   -       -      --
                               Year  Years  Years   Inception  Year   Years   Years    Inception   Year   Years   Years   Inception
                               ----  -----  -----   ---------  ----   -----   -----    ---------   ----   -----   -----   ---------
Core Bond
Class A
   with fee waivers and
   expense reimbursements        --     --     --       --       --      --          --     4.54     --     --      --        --

   without fee waivers and
   expense reimbursements        --     --     --       --       --      --          --     4.09     --     --      --        --

Class C
   with fee waivers and
   expense reimbursements        --     --     --       --       --      --          --     4.05     --     --      --        --

   without fee waivers and
   expense reimbursements        --     --     --       --       --      --          --     3.60     --     --      --        --

Class D
   with fee waivers and
   expense reimbursements        --     --     --       --       --      --          --     4.05     --     --      --        --

   without fee waivers and
   expense reimbursements        --     --     --       --       --      --          --     3.60     --     --      --        --

Bond/1/
Class A
   with fee waivers and
   expense reimbursements      9.08   6.87   7.94       --     9.08   39.40      114.61       --   6.39   3.88    5.28        --

   without fee waivers and
   expense reimbursements      8.70   6.48   7.46       --     8.70   37.46      109.80       --   6.01   3.49    4.80        --

Class C
   with fee waivers and
   expense reimbursements      8.83   6.61   7.77       --     8.83   37.69      111.37       --   6.24   3.71    5.18        --

   without fee waivers and
   expense reimbursements      8.45   6.22   7.29       --     8.45   35.75      106.56       --   5.86   3.32    4.70        --

Class D
   with fee waivers and
   expense reimbursements      8.64   6.40   7.61       --     8.64   36.38      108.18       --   6.10   3.59    5.08        --

   without fee waivers and
   expense reimbursements      8.26   6.01   7.13       --     8.26   34.44      103.37       --   5.72   3.20    4.60        --

                             Average Annual Total Returns-After
                             ----------------------------------
                           Taxes on Distributions and Redemptions
                           --------------------------------------
                                1      5      10      Since
                                -      -      --
                               Year  Years  Years   Inception
                               ----  -----  -----   ---------
Core Bond
Class A
   with fee waivers and
   expense reimbursements        --     --     --       --

   without fee waivers and
   expense reimbursements        --     --     --       --

Class C
   with fee waivers and
   expense reimbursements        --     --     --       --

   without fee waivers and
   expense reimbursements        --     --     --       --

Class D
   with fee waivers and
   expense reimbursements        --     --     --       --

   without fee waivers and
   expense reimbursements        --     --     --       --

Bond/1/
Class A
   with fee waivers and
   expense reimbursements      5.48   4.02   5.13       --

   without fee waivers and
   expense reimbursements      5.10   3.63   4.65       --

Class C
   with fee waivers and
   expense reimbursements      5.33   3.87   5.03       --

   without fee waivers and
   expense reimbursements      4.95   3.48   4.55       --

Class D
   with fee waivers and
   expense reimbursements      5.21   3.75   4.93       --

   without fee waivers and
   expense reimbursements      4.83   3.36   4.45       --

                                                                  For Periods Ended November 30, 2001

                                                                                                 Average Annual Total Returns-After
                                                                                                 ----------------------------------
                            Average Annual Total Returns (%)      Aggregate Total Returns (%)        Taxes on Distributions(%)
                            --------------------------------      ---------------------------        -------------------------
                              1      5      10       Since       1      5      10       Since      1      5      10      Since
                              -      -      --                   -      -      --                  -      -      --
                             Year  Years   Years   Inception    Year  Years   Years   Inception   Year  Years   Years  Inception
                             ----  -----   -----   ---------    ----  -----   -----   ---------   ----  -----   -----  ---------
 Intermediate Bond/2/
Class A
   with fee waivers and
   expense reimbursements    10.27     --      --     6.00      10.27     --      --     28.70     7.95      --     --     3.51

  without fee waivers and
   expense reimbursements     9.65     --      --     5.31       9.65     --      --     25.70     7.33      --     --     2.82

Class D
   with fee waivers and
   expense reimbursements     9.98     --      --     5.70       9.98     --      --     27.12     7.82      --     --     3.33

   without fee waivers and
   expense reimbursements     9.36     --      --     5.01       9.36     --      --     24.12     7.20      --     --     2.64


Short-Intermediate Bond/3/
Class A
  with fee waivers and
   expense reimbursements     8.59   6.24    6.35       --       8.59  35.31   85.02        --     6.02    2.93   3.87       --

  without fee waivers and
   expense reimbursements     8.20   5.83    5.82       --       8.20  33.26   79.71        --     5.63    2.52   3.34       --

Class D
   with fee waivers and
   expense reimbursements     8.16   5.82    6.04       --       8.16  32.66   79.80        --     5.74    2.67   3.68       --

   without fee waivers and
   expense reimbursements     7.77   5.41    5.51       --       7.77  30.61   74.49        --     5.35    2.26   3.15       --


                            Average Annual Total Returns-After
                            ----------------------------------
                               Taxes on Distributions and
                               --------------------------
                                    Redemptions(%)
                                    --------------
                               1      5      10      Since
                               -      -      --
                              Year  Years   Years  Inception
                              ----  -----   -----  ---------
Intermediate Bond/2/
Class A
   with fee waivers and
   expense reimbursements     6.19     --      --     3.53

  without fee waivers and
   expense reimbursements     5.57     --      --     2.84

Class D
   with fee waivers and
   expense reimbursements     6.02     --      --     3.36

   without fee waivers and
   expense reimbursements     5.40     --      --     2.67


Short-Intermediate Bond/3/
Class A
  with fee waivers and
   expense reimbursements     5.18   3.30    3.88       --

  without fee waivers and
   expense reimbursements     4.79   2.89    3.35       --

Class D
   with fee waivers and
   expense reimbursements     4.92   3.05    3.69       --

   without fee waivers and
   expense reimbursements     4.53   2.64    3.16       --


                                                                  For Periods Ended November 30, 2001

                                                                                                 Average Annual Total Returns-After
                                                                                                 ----------------------------------
                              Average Annual Total Returns (%)    Aggregate Total Returns (%)           Taxes on Distributions
                              --------------------------------    ---------------------------           ----------------------
                                1      5     10       Since     1       5      10       Since      1       5     10      Since
                                -      -     --                 -       -      --                  -       -     --
                               Year  Years  Years   Inception  Year   Years   Years   Inception   Year  Years  Years   Inception
                               ----  -----  -----   ---------  ----   -----   -----   ---------   ----  -----  -----   ---------
U.S. Treasury Index/4/
Class A
  with fee waivers and
  expense reimbursements        9.55   7.11   7.36      --      9.55    40.96  103.52      --      9.55    7.11   7.29       --

  without fee waivers and
  expense reimbursements        9.06   6.58   6.75      --      9.06    38.31   97.43      --      9.06    6.58   6.68       --

Class C
   with fee waivers and
   expense reimbursements       9.12   6.91   7.27      --      9.12    39.69  101.70      --      9.12    6.91   7.19       --

   without fee waivers and
   expense reimbursements       8.63   6.38   6.66      --      8.63    37.04   95.61      --      8.63    6.38   6.58       --

Class D
   with fee waivers and
   expense reimbursements       9.12   6.71   7.08      --      9.12    38.40   98.14      --      9.12    6.71   7.00       --

   without fee waivers and
   expense reimbursements       8.63   6.18   6.47      --      8.63    35.75   92.05      --      8.63    6.18   6.39       --


                             Average Annual Total Returns-After
                             ----------------------------------
                           Taxes on Distributions and Redemptions
                           --------------------------------------
                                1      5      10      Since
                                -      -      --
                               Year  Years   Years  Inception
                               ----  -----   -----  ---------
U.S. Treasury Index/4/
Class A
  with fee waivers and
  expense reimbursements        7.95   6.86   7.01      --

  without fee waivers and
  expense reimbursements        7.46   6.33   6.40      --

Class C
   with fee waivers and
   expense reimbursements       7.60   6.67   6.91      --

   without fee waivers and
   expense reimbursements       7.11   6.14   6.30      --

Class D
   with fee waivers and
   expense reimbursements       7.52   6.46   6.72      --

   without fee waivers and
   expense reimbursements       7.03   5.93   6.11      --

                                                                       For Periods Ended November 30, 2001

                                   Average Annual Total Returns (%)       Aggregate Total Returns (%
                                   --------------------------------       --------------------------
                                    1       5      10
                                    -       -      --       Since                                  Since
                                   Year   Years   Years   Inception  1 Year  5 Years  10 Years   Inception
                                   ----   -----   -----   ---------  ------  -------  --------   ---------
U.S. Government Securities/5/
Class A
   with fee waivers and
   expense reimbursements          10.03   6.53     --       5.90    10.03     37.19      --       64.29

   without fee waivers and
   expense reimbursements           9.58   6.05     --       5.34     9.58     34.89      --       59.43

Class C/6/
   with fee waivers and                   See Footnote 6            See Footnote 6
   expense reimbursements

   without fee waivers and                See Footnote 6            See Footnote 6
   expense reimbursements

Class D
   with fee waivers and
   expense reimbursements           9.59   6.13     --       5.55     9.59     34.62      --       59.63

   without fee waivers and
   expense reimbursements           9.14   5.67     --       4.99     9.14     32.32      --       54.77

                                    Average Annual Total Returns-After Taxes  Average Annual Total Returns-After Taxes
                                    ----------------------------------------  ----------------------------------------
                                                 on Distributions                 on Distributions and Redemptions
                                                 ----------------                 --------------------------------

                                                                     Since                                     Since
                                    1 Year    5 Years   10 Years   Inception  1 Year   5 Years   10 Years    Inception
                                    ------    -------   --------   ---------  ------   -------   --------    ---------
U.S. Government Securities/5/
Class A
   with fee waivers and
   expense reimbursements            7.82       4.10        --        3.66      6.05     4.00       --         3.59

   without fee waivers and
   expense reimbursements            7.37       3.64        --        3.10      5.60     3.54       --         3.03

Class C/6/
   with fee waivers and                 See Footnote 6                          See Footnote 6
   expense reimbursements

   without fee waivers and              See Footnote 6                          See Footnote 6
   expense reimbursements

Class D
   with fee waivers and
   expense reimbursements            7.55       3.86        --        3.44      5.79     3.76       --         3.38

   without fee waivers and
   expense reimbursements            7.10       3.40        --        2.88      5.34     3.30       --         2.82

                                                             For Periods Ended November 30, 2001

                                                                                                  Average Annual Total Returns-After
                                                                                                  ----------------------------------
                            Average Annual Total Returns (%)      Aggregate Total Returns (%             Taxes on Distributions
                            --------------------------------      --------------------------             ----------------------
                                      5      10     Since                      10       Since                                Since
                                      -      --                                --
                           1 Year   Years   Years Inception 1 Year  5 Years   Years   Inception 1 Year  5 Years  10 Years  Inception
                           ------   -----   ----- --------- ------  -------   -----   --------- ------  -------  --------  ---------
International Bond
Class A
  with fee waivers and
  expense reimbursements
                             5.81    0.40     --     4.22     5.81    2.02      --      37.35     5.81   (0.98)     --         2.26

  without  fee waivers and
  expense reimbursements
                             5.25   (0.15)    --     3.67     5.25   (0.72)     --      33.12     5.25   (1.53)     --         1.71

Class D/7/
  with fee waivers and              See Footnote 7          See Footnote 7                               See Footnote 7
  expense reimbursements


  Without fee waivers and           See Footnote 7          See Footnote 7                               See Footnote 7
  Expense reimbursements
                        Average Annual Total Returns-After Taxes on
                        -------------------------------------------
                               Distributions and Redemptions
                               -----------------------------
                                                10       Since
                                                --
                           1 Year   5 Years    Years   Inception
                           ------   -------    -----   ---------
International Bond
Class A
  with fee waivers and
  expense reimbursements
                             3.54     (0.31)     --       2.45

  without  fee waivers and
  expense reimbursements
                             2.98     (0.86)     --       1.90

Class D/7/
  with fee waivers and               See Footnote 7
  expense reimbursements


  Without fee waivers and            See Footnote 7
  Expense reimbursements


                                     See Footnote 7

1. For Class A, C and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to July 3, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class D Shares, performance information from August 1, 1997 to October 2, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on August 1, 1997. Because the fees and expenses of Class D Shares are [0.39%] higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

3. For Class A and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are [0.39%] higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A, C and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to October 6, 1998 (commencement of Class C Shares) and November 16, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are [0.24%] and [0.39%], respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class D Shares, performance information prior to September 15, 1994 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations April 5, 1993. Because fees and expenses of Class D Shares are [0.39%], higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

6. From February 10, 1999 to the date of the Prospectus, no Class C shares of the U.S. Government Securities Portfolio were held by shareholders. Class C shares of the U.S. Government Securities Portfolio will have substantially similar annual returns when compared with Class A shares of the U.S. Government Securities Portfolio because shares of both Class A and Class C are invested in the same portfolio of securities. The annual returns of Class A and Class C shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

7. From August 22, 1999 to the date of the Prospectus, no Class D shares of the International Bond Portfolio were held by shareholders. Class D shares of the International Bond Portfolio will have substantially similar annual returns when compared with Class A shares of the International Bond Portfolio because shares of both Class A and Class D are invested in the same portfolio of securities. The annual returns of Class A and Class D shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

      The yield of a class of shares in the Portfolios is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, a Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

      The Portfolios' 30-day (or one month) standard yield is calculated for each class of the Portfolios in accordance with the method prescribed by the SEC for mutual funds:

                        Yield = 2[{(a-b/cd) + 1}/6/ - 1]

        Where:      a = dividends and interest earned by a Portfolio during the period;

                    b = expenses accrued for the period (net of reimbursements);

                    c = average daily number of shares outstanding during the
                          period entitled to receive dividends; and

                    d = net asset value per share on the last day of the period.


      For the 30-day period ended November 30, 2001, the annualized yields for the outstanding Class A, Class C and Class D Shares of the Portfolios were as follows:

                                                          30-Day Yield
                                                          ------------

U.S. Government Securities Portfolio
        Class A                                                3.39%
        Class D                                                3.00%

Short-Intermediate Bond Portfolio
        Class A                                                4.59%
        Class D                                                4.20%

U.S. Treasury Index Portfolio
        Class A                                                4.01%
        Class C                                                3.76%
        Class D                                                3.61%

Core Bond Portfolio
        Class A                                                5.40%
        Class C                                                 N/A%
        Class D                                                 N/A%

Bond Portfolio
        Class A                                                5.83%
        Class C                                                5.58%
        Class D                                                5.45%

Intermediate Bond Portfolio
        Class A                                                   4.27%
        Class D                                                   3.87%

International Bond Portfolio
        Class A                                                   3.90%

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Investment Adviser, Transfer Agent and Custodian" and "Co-Administrators and Distributor" under "Additional Trust Information." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class C and Class D Shares would have been as follows:

                                                              30-Day Yield
                                                              ------------
U.S. Government Securities Portfolio
        Class A                                                   2.94%
        Class D                                                   2.55%

Short-Intermediate Bond Portfolio
        Class A                                                   4.20%
        Class D                                                   3.81%

U.S. Treasury Index Portfolio
        Class A                                                   3.52%
        Class C                                                   3.27%
        Class D                                                   3.12%
Core Bond Portfolio
        Class A                                                   4.95%
        Class C                                                   N/A
        Class D                                                   N/A

Bond Portfolio
        Class A                                                   5.45%
        Class C                                                   5.20%
        Class D                                                   5.07%

Intermediate Bond Portfolio
        Class A                                                   3.65%
        Class D                                                   3.25%

International Bond Portfolio
        Class A                                                   3.34%


     Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

     The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Portfolio will not be included in the Portfolios' calculations of performance information.

                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code"), and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information

         Each Portfolio intends to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of Code. As a regulated investment company, each Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must generally consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which as Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more that 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

         None of the Portfolios expect to pay dividends that qualify for the dividends-received deduction for corporations.

         If for any taxable year any Portfolio were not to qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

         The Trust will be required in certain cases to withhold and remit to the United States Treasury federal income tax at a specified rate (30.5% for the remainder of 2001 and 30.0% for 2002) from dividends or 31% of gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

Foreign Investors

         Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

DESCRIPTION OF SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios, seven of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

         Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement
(i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.


         As of March __, 2002, substantially all of the Portfolios' outstanding shares were held of record by Northern Trust for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March __, 2002:

                                 [TO BE UPDATED]

                                            Number                 Percentage
                                           of Shares               of Shares
                                           ---------               ---------

BOND PORTFOLIO
   Class A
                                                                           %

                                                                           %
                                                                           %
      Class C
                                                                           %
                                                                           %
                                                                           %
                                                                           %
      Class D
                                                                           %
                                 [TO BE UPDATED]

CORE BOND PORTFOLIO
      Class A                                                              %
      Class C                                                              %
      Class D                                                              %

INTERMEDIATE BOND PORTFOLIO
      Class A
                                                                           %
                                                                           %
                                                                           %
      Class D
                                                                           %


                                                 Number            Percentage
                                               of Shares           of Shares
                                               ---------           ---------

INTERNATIONAL BOND PORTFOLIO
      Class A
                                                                           %
                                                                           %


SHORT-INTERMEDIATE BOND PORTFOLIO
      Class A
                                                                           %
                                                                           %
                                                                           %
                                                                           %
      Class D
                                                                           %
                                                                           %

U.S. TREASURY INDEX PORTFOLIO
      Class A
                                                                           %
                                                                           %
                                                                           %
                                                                           %
                                                                           %
                                                                           %
      Class C
                                                                           %
      Class D
                                                                           %

U.S. GOVERNMENT SECURITIES PORTFOLIO
      Class A
                                                                        %
                                                                        %
                                                                        %
                                                                        %
                                                                        %
                                                                        %
      Class D
                                                                        %
                                                                        %


                                OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern Trust, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

         The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements and related report of ___________, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                   APPENDIX A
                                   ----------

Short-Term Issue Credit
-----------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         Local Currency and Foreign Currency Risks. Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings assigned to identify those instances where sovereign risks make them different for the same issuer.

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for "Prime - 1" securities.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Plus (+) or Minus (-) may be appended to a rating other than "F-1" to denote relative status within the major rating categories.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in these categories have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         Plus (+) or Minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or categories below "CCC".

Municipal Note Ratings
----------------------

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B
                                   ----------

         As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.

I. Interest Rate Futures Contracts
   -------------------------------

         Use of Interest Rate Futures Contracts. Bond prices are established in
         --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

         A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

         Interest rate futures contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

         Description of Interest Rate Futures Contracts. An interest rate
         ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges-principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index Futures Contracts
    -----------------------

         General. A bond index assigns relative values to the bonds included in the index which fluctuates with changes in the market values of the bonds included.

         A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes, to increase total return.

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

         A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments
    ---------------

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V. Risks of Transactions in Futures Contracts
   ------------------------------------------

          There are several risks in connection with the use of futures by the Portfolios, even when futures are used for hedging (non-speculative) purposes. In connection with the use of futures for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Portfolios is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

         Futures purchased or sold by the International Bond Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of the International Bond Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts
    ----------------------------

         The Portfolios may purchase and write (sell) call and put options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters
     -------------

         Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "commodity pool operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                    PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          NORTHERN INSTITUTIONAL FUNDS

                               BALANCED PORTFOLIO
                             EQUITY INDEX PORTFOLIO
                          DIVERSIFIED GROWTH PORTFOLIO
                            FOCUSED GROWTH PORTFOLIO
                          SMALL COMPANY INDEX PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                      INTERNATIONAL EQUITY INDEX PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO

     This Statement of Additional Information dated April 1, 2002, (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2002 for the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling (800/ 637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The audited financial statements and related report of _____________, independent auditors, contained in the annual report to the Portfolio's shareholders for the fiscal year ended November 30, 2001 are incorporated herein by reference in the section "Financial Statements." No other parts of the annual report are incorporated by reference. Copies of the annual report may be obtained upon request and without charge by calling (800/637-1380
(toll-free).

                                      INDEX

                                                                            Page
ADDITIONAL INVESTMENT INFORMATION ..............................................
         Classification and History ............................................
         Investment Objectives, Strategies and Risks ...........................
ADDITIONAL TRUST INFORMATION ...................................................
         Trustees and Officers .................................................
         Code of Ethics ........................................................
         Investment Advisers, Transfer Agent and Custodian .....................
         Portfolio Transactions ................................................
         Portfolio Valuation ...................................................
         Co-Administrators and Distributor .....................................
         Shareholder Servicing Plan ............................................
         Counsel and Auditors ..................................................
         In-Kind Purchases and Redemptions .....................................
PERFORMANCE INFORMATION ........................................................
TAXES ..........................................................................
         Federal - General Information .........................................
         Taxation of Certain Financial Instruments .............................
         Foreign Investors .....................................................
DESCRIPTION OF SHARES ..........................................................
OTHER INFORMATION ..............................................................
FINANCIAL STATEMENTS ...........................................................
APPENDIX A .....................................................................
APPENDIX B .....................................................................


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

                        ADDITIONAL INVESTMENT INFORMATION

Classification and History

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998. The Trust also offers seven fixed income and five money market portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

     The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objectives of the Mid Cap Growth and Small Company Growth Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval. With respect to the Equity Index, Mid Cap Growth, Small Company Index, Small Company Growth and International Equity Index Portfolios, to the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio's policy stated in the Prospectus to invest at least 80% of its net assets plus any borrowings in the particular type of investment suggested by its name. For these purposes, net assets includes any borrowings for investment purposes.

     Warrants. The Balanced, Diversified Growth, Focused Growth, Small Company
     --------
Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     U.S. Government Obligations. Examples of the types of U.S. Government
     ---------------------------
obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Intermediate Credit Banks and the Maritime Administration.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign government or their agencies that are so guaranteed.

     To the extent consistent with their respective investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

     American Depositary Receipts ("ADRs"). The Portfolios may invest in ADRs.
     -------------------------------------
ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

     A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

     European Depositary Receipts ("EDRs"). The Portfolios may also invest in
     -------------------------------------
EDRs and Global Depositary Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

     Foreign Securities. Investment in foreign securities involves special
     ------------------
risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Portfolio to the extent that it invests in foreign stocks. The holdings of the Portfolios, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

     Additional risks are involved when a Portfolio invests its assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, the Middle East, Eastern Europe, Latin America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

     Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Although a Portfolio may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

     Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

     Investors should understand that the expense ratios of the International Equity Index and International Growth Portfolios can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     As noted in the Prospectus, the International Equity Index Portfolio invests primarily in the equity securities included in the Europe, Australia and Far East Index ("EAFE Index"). [TO BE UPDATED: As of November 30, 2001, fourteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) constituted approximately ___% of the EAFE Index. Six Asian/Pacific countries (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore) accounted for the remaining ___%.]

     Countries in which the Portfolios may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

     The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there, have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

     Foreign Currency Transactions. In order to protect against a possible loss
     -----------------------------
on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the investment management team anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, the International Growth Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or
(ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

     Options. Each Portfolio may buy put options and buy call options and write
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covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between the securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

     A Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

     When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the

Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons, which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Short Sales Against the Box. The Balanced, Diversified Growth, Focused
     ---------------------------
Growth, Mid Cap Growth, Small Company Growth and International Growth Portfolios may engage in short sales "against the box". In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Portfolio, for example, to lock in a sales price for a security the Portfolio does not wish to sell immediately. If a Portfolio sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

     Supranational Bank Obligations. The Balanced Portfolio (and, to the extent
     ------------------------------
consistent with their investment policies, other Portfolios) may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     Stripped Securities. The Balanced Portfolio may purchase stripped
     -------------------
securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Balanced Portfolio may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities, which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     The Prospectus discusses other types of stripped securities that may be purchased by the Balanced Portfolio, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     Asset-Backed Securities. The Balanced Portfolio may purchase asset backed
     -----------------------
securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the fixed income portion of the Balanced Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     Asset-backed securities acquired by the Balanced Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps, Interest
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Rate Floors, Caps and Collars, and Currency Swaps. The Portfolios may enter into
-------------------------------------------------
swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolios may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

     Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

     The Portfolios will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by Standard & Poor's Ratings Services ("S&P") or Fitch ("Fitch"), or A or P-1 or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

     The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

     Equity Swaps. Each Portfolio may enter into equity swap contracts to invest
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in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the

Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's potential exposure, the Portfolios and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

         The Portfolios will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

         Futures Contracts and Related Options. Each Portfolio may invest in
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futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

         Real Estate Investment Trusts. The Small Company Index and the Small
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Company Growth Portfolios may invest in equity real estate investment trusts ("REITs") that constitute a part of the Russell 2000 Small Stock Index. REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject a Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses a Portfolio bears directly in connection with its own operations.

         Securities Lending. Collateral for loans of portfolio securities made
         -------------------
by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

         Forward Commitments, When-Issued Securities and Delayed Delivery
         ----------------------------------------------------------------
Transactions. Each Portfolio may purchase securities on a when-issued basis or
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purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

         When a Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

         Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
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Deposits and Bank Notes. Commercial paper represents short-term unsecured
------------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

         Each Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Convertible Securities. Convertible securities entitle the holder to
         ----------------------
receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities, the investment management team will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

         Capital appreciation for the Portfolios may result from an improvement in the credit standing of an issuer whose securities are held in the Portfolio or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Portfolio or a general increase in interest rates may be expected to result in capital depreciation to the Portfolio.

         In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Portfolio that invests in convertible securities will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower quality securities.

         Risks Related to Small Company Securities. While the Investment Adviser
         ------------------------------------------
believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Small Company Index and Small Company Growth Portfolios' primary investments, and stocks of recently organized companies, in which the Portfolios may also invest, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500(R) Composite Index (the "S&P 500 Index"). Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

         The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Small Company Index and Small Company Growth Portfolios' shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Small Company Index Portfolio or Small Company Growth Portfolio purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

         Insurance Funding Agreements. The Balanced Portfolio may invest in
         -----------------------------
insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. IFAs therefore will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

         Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds. To the extent
         -------------------------------------------------------
consistent with their respective investment objectives, the Portfolios may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

         Variable and Floating Rate Instruments. Variable and floating rate
         ---------------------------------------
instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

         With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

         Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

         Repurchase Agreements. Each Portfolio may agree to purchase portfolio
         ----------------------
securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.

         Reverse Repurchase Agreements. Each Portfolio may borrow funds by
         ------------------------------
selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolios will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         Investment Companies. With respect to the investments of the Portfolios
         ---------------------
in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

         Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

         If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

         A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

         As noted in the Prospectus, a Portfolio may invest in iSharessm (formerly called World Equity Benchmark Shares or "WEBS"), Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

         iSharessm are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International Index ("MSCI") indices for specified countries. iSharessm are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iSharessm on the AMEX. To date iSharessm have traded at relatively modest discounts and premiums to their net asset values. However, iSharessm have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected, and a Portfolio's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharessm as part of its investment strategy.

         SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

         Risks Related to Lower-Rated Securities. While any investment carries
         ---------------------------------------
some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

         There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

         The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

         If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

         In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

         The ratings of S&P, Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on the Investment Adviser's own credit analysis than is the case of mutual funds investing in higher-rated securities.

         In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

         Yields and Ratings. The yields on certain obligations, including the
         ------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

         Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.


         Stock Indices. The S&P 500 Index is a market value-weighted index
         -------------
consisting of 500 common stocks which are traded on the New York Stock Exchange, AMEX and the Nasdaq National Market System and selected by Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Stock Index Fund shares or any member of the public regarding the advisability of investing in the Equity Index Portfolio or the ability of the S&P500 Index to track general stock market performance.



         As of November 30, 2001, the approximate market capitalization range of the companies included in the S&P 500 Index was between $___ million and $____ billion.


         The Standard & Poor's Midcap 400 Stock Index ("S&P MidCap 400 Index") is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 does not include foreign securities. As of November 30, 2001, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $ million and $ billion.


         The Russell 2000 Index is a market value-weighted index composed of the stocks of the smallest 2000 companies in the Russell 3000 Index, which is composed of the stocks of 3000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2000 companies, the Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of November 30, 2001, the average market capitalization range of the companies included in the Russell 2000 Index was between $__ million and $__ billion. The Russell 2000 Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and accordingly, the Russell 2000

Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Small Cap Index or Small Cap Growth Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the Russell 2000 Index to track general market performance of small capitalization stocks.

         Relative Value Approach. In buying and selling securities for the fixed
         -----------------------
income portion of the Balanced Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

         Tracking Variance. As discussed in the Prospectus, the Equity Index,
         -----------------
Small Company Index and International Equity Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Portfolio's holdings to its investment objective. Tracking variance may also occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

         The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee on purchases of shares of the Portfolios. The purpose of the fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing shareholders. These costs include: (i) brokerage costs; (ii) market impact costs--i.e., the increase in market prices which may result when the Portfolios purchase thinly traded stocks; (iii) sales charges relating to the purchase of shares in certain unaffiliated investment companies; and, most importantly (iv) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in the Portfolios at the last quoted bid price). The additional transaction fees represent the Investment Adviser's estimate of the brokerage and other transaction costs which may be incurred by the Small Company Index and International Equity Index Portfolios in acquiring stocks of small capitalization or foreign companies. Without the additional transaction fee, the Portfolios would generally be selling their shares at a price less than the cost to the Portfolios of acquiring the portfolio securities necessary to maintain their investment characteristics, thereby resulting in reduced investment performance for all shareholders in the Portfolios. With the additional transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing shareholders, but are defrayed by the transaction fees paid by those investors making additional purchases of shares.

         Calculation of Portfolio Turnover Rate. The portfolio turnover rate for
         --------------------------------------
the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

         Mortgage Dollar Rolls. The Portfolios may enter into mortgage "dollar
         ---------------------
rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


     Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument that a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.


Investment Restrictions

     Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

     (2) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

     (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (4) Invest in companies for the purpose of exercising control.

     (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (7) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (8) Borrow money, except that to the extent permitted by applicable law (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

     (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

     For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

     In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications (except that the International Growth Portfolio and the International Equity Index Portfolio will use the Morgan Stanley Capital International industry classification titles).

     Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

     Any restriction which involves a maximum percentage (other than the restriction set forth in Investment restriction (8)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (8), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

                           ADDITIONALTRUST INFORMATION

     The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

NON-INTERESTED TRUSTEES*:

                                                                                       Number of     Other Directorship Held by
                                                                                       ---------
                                   Term of    Principal Occupation(s) During         Portfolios in           Trustee*****
                                   -------                                          --------------
                    Position(s)  Office and          Past Five Years                   Northern
Name, Address, and  ----------   ----------                                            --------
                    Held with    Length of                                          Institutional
       Age**        ---------    ---------                                          -------------
                      Trust        Time                                              Fund Complex
                      -----        ----                                              ------------
                                  Served***                                           Overseen by
                                  ---------                                           -----------
                                                                                      Trustee****
                                                                                      -------
Richard G. Cline    Trustee      Since 1997   Chairman and Director, Hawthorne            55          Director: PepsiAmericas;
Age: 67                                       Investors, Inc. (a management                           Whitman Corporation (a
                                              advisory services and private                           diversified holding company);
                                              investment company) since 1996;                         Kmart Corporation (a retailing
                                              Managing partner, Hawthorne                             company); Ryerson Tull, Inc.
                                              Investments, L.L.C. (a management                       (a metals distribution
                                              advisory services and private                           company).
                                              investment company) since 2001;
                                              Chairman and Director of Hussman
                                              International, Inc. (a
                                              refrigeration company) from 1998
                                              to 2000; Chairman, President and
                                              CEO of NICOR Inc. (a diversified
                                              public utility holding company
                                              from 1995 to 1996, and President
                                              from 1992 to 1993; Chairman,
                                              Federal Reserve Bank of Chicago
                                              from 1992 to 1995; and Deputy
                                              Chairman from 1995 to 1996.
                                              Trustee: Northern Mutual Fund
                                              Complex (registered investment
                                              companies).

----------
     * Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "non-interested Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested Trustees".

     ** Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 60 South LaSalle Street, Chicago, IL 60675.

     *** Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

     **** The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2001, Northern Institutional Funds consisted of 22 portfolios, including the Portfolios described in this Additional Statement, and Northern Funds consists of 33 portfolios.

     ***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Edward J. Condon, Jr.    Trustee     Since 1994     Chairman and CEO of The Paradigm        55        Director: University
Age: 61                                             Group, Ltd. (a financial adviser)                 Eldercare, Inc. (an
                                                    since 1993; Principal and co-founder              Alzheimer's disease research
                                                    of Paradigm Capital since 1993;                   and treatment company);
                                                    Senior Partner of NewEllis Ventures               Financial Pacific Company (a
                                                    since 2001; Member of Advisory Board              small business leasing
                                                    of Real-Time USA, Inc. (a software                company.)
                                                    development company); Member of the
                                                    Board of Managers of The Liberty
                                                    Hampshire Company, LLC (a receivable
                                                    securitization company). Trustee:
                                                    Northern Mutual Fund Complex
                                                    (registered investment company);
                                                    Trustee: Dominican University.

William J. Dolan, Jr.    Trustee     Since 2000     Partner of Arthur Andersen & Co. S.C.   55        None
Age: 69                                             (an accounting firm) from 1966 to
                                                    1989. Financial Consultant, Ernst &
                                                    Young LLP (an accounting firm) from
                                                    1992 to 1993 and 1997. Trustee:
                                                    Northern Mutual Fund Complex
                                                    (registered investment company).

Sharon Gist Gilliam      Trustee     Since 2001     Executive Vice President,               55        Director: Town and Country
Age: 49                                             Unison-Maximus, Inc. (aviation                    Utilities, Inc.; Unison
                                                    consulting). Trustee: Northern                    Consulting Group, Inc. until
                                                    Mutual Fund Complex (registered                   May 1999.
                                                    investment company).



Sandra Polk Guthman      Trustee     Since 1997     President and CEO of Polk Bros.         55        Director:  MB Financial Corp.
Age: 58                                             Foundation (an Illinois                           (a municipal bond insurance
                                                    not-for-profit corporation) from                  company) 1999-2000.
                                                    1993 to present. Trustee: Northern
                                                    Mutual Fund Complex (registered
                                                    investment company).

Richard P. Strubel       Trustee     Since 1982     President, Chief Operating Officer      55        Director: Gildan Activewear,
Age: 62                                             and Director of Unext Inc. (a                     Inc. (an athletic clothing
                                                    provider of educational services via              marketing and manufacturing
                                                    the Internet) since 1999; Director:               company); Trustee: Goldman
                                                    Cantilever Technologies (a private                Sachs Mutual Fund Complex (69
                                                    software company) since 1999;                     Portfolios).
                                                    Trustee: The University of Chicago
                                                    since 1987; Managing Director of
                                                    Tandem Partners, Inc. (a privately
                                                    held management services firm) until
                                                    1999. Trustee: Northern Mutual Fund
                                                    Complex (registered investment
                                                    company).

INTERESTED TRUSTEES:
--------------------

Raymond E. George, Jr./1/     Trustee   Since 2000  Senior Vice President and Senior Fiduciary      55   None
Age: 71                                             Officer of The Northern Trust Company from
                                                    1990 to 1993. Trustee: Northern Mutual Fund
                                                    Complex (registered investment companies).

Michael E. Murphy/2/          Trustee   Since 2000  President of Sara Lee Foundation                55   Director: Coach, Inc.;
Age: 65                                             (philanthropic organization) from 1997 to            Payless Shoe Source, Inc.
                                                    2001; Vice Chairman and Chief                        (a retail shoe store
                                                    Administrative Officer of Sara Lee                   business); GATX
                                                    Corporation (a consumer product company)             Corporation (a railroad
                                                    from 1994 to 1997. Trustee: Northern Mutual          holding company); Bassett
                                                    Fund Complex (registered investment                  Furniture Industries, Inc.
                                                    companies).                                          (a furniture manufacturer).

Mary Jacobs Skinner, Esq./3/  Trustee   Since 2000  Partner in the law firm of Sidley Austin       55    None
Age: 44                                             Brown & Wood. Trustee: Northern Mutual Fund
                                                    Complex (registered investment companies)

Stephen Timbers/4/            Trustee   Since 2000  Director, President and Chief Executive        55    Trustee: LTV Corporation
Age: 57                                             Officer of Northern Trust Investments, Inc.
                                                    since 2001; President of Northern Trust
                                                    Global Investments, a division of Northern
                                                    Trust Corporation and Executive Vice
                                                    President, The Northern Trust Company since
                                                    1998; President, Chief Executive Officer
                                                    and Director of Zurich Kemper Investments
                                                    (a financial services company) from 1996 to
                                                    1998; President, Chief Operating Officer
                                                    and Director of Kemper Corporation (a
                                                    financial services company) from 1992 to
                                                    1996; President and Director of Kemper
                                                    Funds (a registered investment company)
                                                    from 1990 to 1998. Trustee: Northern Mutual
                                                    Fund Complex (registered investment
                                                    companies)

_____________________________

/1/ Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
/2/ Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
/3/ Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
/4/ Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:
----------------------

   NAME, ADDRESS          POSITIONS    TERM AND
   -------------          ---------    --------
      AND AGE               HELD        LENGTH
      -------               ----        ------
                            WITH        OF TIME
                            ----        -------
                            TRUST       SERVED*
                            -----       ------
Lloyd A. Wennlund         President    Since 2000   Senior Vice President and Director of Northern Trust
50 South LaSalle Street                             Investments, Inc. since 2001; Senior Vice President and
Chicago, IL  60675                                  other positions at The Northern Trust Company, President
Age: 44                                             of Northern Trust Securities, Inc., and Managing
                                                    Executive, Mutual Funds for Northern Trust Global
                                                    Investments since 1989.


Brian R. Curran              Vice      Since 1999   Vice President and Director of Fund Administration at PFPC
4400 Computer Drive     President and               Inc. since 1997; Director of Fund Administration at State
Westborough, MA 01581      Treasurer                Street Bank & Trust Company from February 1997 to October
Age: 33                                             1997; Senior Auditor at Price Waterhouse LLP (an
                                                    accounting firm) prior thereto.

Eric K. Schweitzer           Vice      Since 2000   Senior Vice President at Northern Trust Investments, Inc.
50 South LaSalle Street   President                 since 2001 and Senior Vice President at The Northern Trust
Chicago, IL 60675                                   Company and the Director of Distribution, Product
Age: 40                                             Management and Client Services in the Mutual Fund Group of
                                                    Northern Trust Global Investments since 2000; Managing
                                                    Director of Mutual Funds for US Bancorp from 1997 to 2000.

Suzanne E. Anderson       Assistant    Since 2000   Client Treasury Manager of Mutual Fund Administration at
4400 Computer Drive       Treasurer                 PFPC Inc. since 1998; Manager of Fund Administration at
Westborough, MA 01581                               State Street Bank & Trust Company from 1996 to 1998.
Age: 28

Kristen Silva             Assistant    Since 2001   Investment Accounting Manager of Mutual Fund                     --         --
4400 Computer Drive       Treasurer                 Administration at PFPC Inc. since 1999; Manager of Fund
Westborough, MA 01581                               Administration at State Street Bank & Trust Company from
Age: 29                                             1998 to 1999;  Fund Administrator at State Street Bank &
                                                    Trust Company prior thereto.

_____________________

     * Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until he or she dies, resigns is removed or becomes disqualified.

Jeffrey A. Dalke, Esq.      Secretary   Since 2000  Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18/th/ and Cherry Streets
Philadelphia, PA
19103-6996
Age: 51


Linda J. Hoard, Esq.        Assistant   Since 1999  Vice President at PFPC Inc. since 1998; Attorney                 --         --
4400 Computer Drive         Secretary               Consultant for Fidelity Management & Research (a financial
Westborough, MA 01581                               service company), Investors Bank & Trust Company (a
Age: 54                                             financial service provider) and FDISG prior thereto.

         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

         Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

Standing Board Committees.

         The Board of Trustees has established three standing committees in connection with their governance of the Portfolios- Audit, Nominating, Compensation, and Education, and Valuation.

         The Audit Committee consists of three members: Messrs. Condon (Chairman), Dolan and Strubel. The functions performed by the Audit Committee include, among other things, considering matters pertaining to the Trust's financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust's independent auditors. During the fiscal year ended November 30, 2002, the Audit Committee convened four times.

         The Nominating, Compensation and Education Committee (the "Nominating Committee") consists of three members: [Mr. Cline] and Ms. Guthman. The functions performed by the Nominating Committee include selecting and nominating candidates to serve as non-interested Trustees (including written nominations from shareholders delivered to the Trust at its address on page __), reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended November 30, 2001, the Nominating Committee convened three times.

         The Valuation Committee consists of four members: Messrs. George (Chairman) and Murphy and Ms. Skinner. The Valuation Committee is responsible for reviewing, and in certain cases ratifying, measures taken by the Investment Advisers to value securities for which market prices are not readily available. During the fiscal year ended November 30, 2001, the Valuation Committee convened two times.

         Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers, clients, participants and others. For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares of the Portfolios owned by each Trustee in the Portfolio and other Portfolios of Northern Institutional Funds and Northern Funds.

                       Information as of December 31, 2001

         Name of Trustee               Dollar Range of Equity Securities       Aggregate Dollar Range of Equity Securities in All
                                       ----------------------------------      --------------------------------------------------
                                               in each Portfolio             Registered Investment Companies Overseen by Trustee in
                                               -----------------             ------------------------------------------------------
                                                                                         Family of Investment Companies *
                                                                                         --------------------------------


                                         [TO BE ADDED]


         *Includes the Northern Mutual Fund Complex consisting of 55 Portfolios.

         The following table sets forth certain information with respect to ownership by each non-interested Trustee (and family members) of securities of Northern Trust, Northern Funds Distributors, LLC and their affiliates:

                       Information as of December 31, 2001

                              Name of Owners and                     Title        Value of
                              ------------------                     -----        --------
      Name of Trustee      Relationships to Trustee     Company     of Class     Securities       Percent of Class
      ---------------      ------------------------     -------     --------     ----------       ----------------

    [TO BE ADDED (if deemed necessary based on Trustee responses of 12/31/01]

Trustee and Officer Compensation.

         Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an additional fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2001:

                                                                         Small      Small   International                 Total
                                                                         -----      -----   -------------
                          Equity    Diversified   Focused    Mid Cap    Company    Company      Equity    International Compensation
                          ------    -----------   -------    -------    -------    -------      ------    -------------
              Balanced     Index      Growth      Growth     Growth     Index      Growth       Index       Growth      From Fund
              ---------    -----      ------      ------     ------     -----      -------      ------      -------     ---------
              Portfolio  Portfolio   Portfolio   Portfolio  Portfolio  Portfolio  Portfolio    Portfolio   Portfolio    Complex/(1)/
              ---------  ---------   ---------   ---------  ---------  ---------  ---------    ---------   ---------    -----------
Stephen B.    $  0      $    0       $  0        $  0       $  0       $  0       $  0         $  0        $  0         $     0
Timbers
William H.     460       3,220        460         920        460        920        460          460         460          92,000
Springer /(2)/
Richard G.     375       2,625        375         750        375        750        375          375         375          75,000
Cline
Edward J.      395       2,765        395         790        395        790        395          395         395          79,000
Condon, Jr.
John W.        169       1,181        169         338        169        338        169          169         169          33,750
English /(3)/
Sandra Polk    375       2,625        175         750        375        750        375          375         375          75,000
Guthman
Sharon Gist      0           0          0           0          0          0          0            0           0               0
Gilliam /(4)/
Richard P.     375       2,625        375         750        375        750        375          375         375          75,000
Strubel
Wesley M.      365       2,555        365         730        365        730        365          365         365          73,000
Dixon, Jr.
/(2)/
William J.     375       2,625        275         750        375        750        375          375         375          75,000
Dolan, Jr.
Raymond E.     395       2,765        395         790        395        790        395          395         395          79,000
George, Jr.
Michael E.     375       2,625        375         750        375        750        375          375         375          75,000
Murphy
Mary Jacobs    375       2,625        375         750        375        750        375          375         375
Skinner


(1) As of December 31, 2001, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (33 portfolios).
(2) Messrs. Dixon and Springer served as Trustees and, in the case of Mr. Springer, Chairman of the Fund Complex until December 31, 2001.
(3)      Mr. English served as a Trustee of the Fund Complex until March 27,
         2001.
(4) Ms. Gilliam did not serve as a Trustee of the Fund Complex during the fiscal year ended November 30, 2001.

         The Trust does not provide pension or retirement benefits to its Trustees.

         The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Wennlund and Schweitzer), receives fees from the Trust for administrative services.

         Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

         Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Wennlund and Schweitzer are officers, receives fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

Code of Ethics

         The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisers, Transfer Agent and Custodian

As of the date of this Additional Statement, Northern Trust Investments, Inc ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") serve jointly as the investment adviser of the Balanced Portfolio and International Growth Portfolio. NTI serves as the investment adviser of each of the other Portfolios. NTI and NTGIE are direct or indirect wholly owned subsidiaries of The Northern Trust Company ("TNTC"), an Illinois chartered bank*. TNTC is a direct wholly owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, IL 60675. NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. NTI and NTGIE are referred to in this Additional Statement as "Investment Adviser". Unless otherwise indicated, NTI, TNTC and NTGIE are referred to collectively in this Additional Statement as "Northern Trust."

         Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $ trillion of assets, including approximately $ billion of assets under discretionary management. As of December 31, 2001, Northern Trust Corporation and its subsidiaries had approximately $ billion in assets, $ billion in deposits and employed over _____ persons.

         Under the Advisory Agreement with the Trust, Northern Trust, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each portfolio. The Advisory Agreement with the Trust provides that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, Northern Trust shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed income obligations, Northern Trust shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, Northern Trust is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Northern Trust may consider the brokerage and research services provided to the Portfolios and/or other accounts over which Northern Trust or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. Northern Trust may also obtain economic statistics, forecasting services, industry and company analysis, portfolio strategies, quantitative data, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product.

         Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Northern Trust will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available

___________________
* Prior to January 1, 2001, NTI served as investment adviser of the Equity Index, Small Company Index and International Equity Index Portfolios, and TNTC served as investment adviser of all of the other then-existing Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Portfolios that TNTC was then managing, other than the International Growth Portfolio. On May 2, 2001, NTI and NTGIE assumed TNTC's rights and responsibilities as investment adviser of the International Growth Portfolio. On ______ 2002 NTGIE joined NTI as investment adviser of the Balanced Portfolio.

elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when Northern Trust believes such practice to be in the Portfolios' interests.

         On occasions when Northern Trust deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which Northern Trust acts as adviser), the Advisory Agreement provides that Northern Trust, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern Trust in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio.

         The Advisory Agreement provides that Northern Trust may render similar services to others so long as its services under such Agreements are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern Trust against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreements) or, in lieu thereof, contribute to resulting losses.

         Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) establish and maintain an omnibus account in the name of each Institution; (ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions; (v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator;
(vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (viii) preserve all records; and (ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, the Transfer Agent has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of the investors; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (vi) provide periodic statements of account; (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors;
(x) furnish the Trust with all pertinent Blue Sky information; (xi) perform all required tax withholding; (xii) preserve records; and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Portfolios.

         Under its Custodian Agreement (and in the case of the International Growth Portfolio and International Equity Index Portfolio, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Portfolio's cash and securities,
(ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve TNTC of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

     As compensation for the services rendered to the Trust by the Custodian with respect to each Portfolio except the International Growth Portfolio and International Equity Index Portfolio, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

     As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth Portfolio and International Equity Index Portfolio, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Growth Portfolio and International Equity Index Portfolio, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating.

     The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested U.S.cash balances (if any).

     Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2003 and the Custodian Agreement (or, in the case of the International Growth Portfolio and International Equity Index Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2003 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

     For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:


                                                  2001          2000          1999
                                                  ----          ----          ----
     Balanced Portfolio                       $  440,570    $  360,298    $  368,178
     Equity Index Portfolio                    1,037,740     1,339,155     1,453,598
     Diversified Growth Portfolio                568,240       794,531     1,050,355
     Focused Growth Portfolio                  1,915,217     2,030,682     1,315,624
     Small Company Index Portfolio               578,244       524,591       397,251
     Small Company Growth Portfolio              296,250       149,191           N/A
     Mid Cap Growth Portfolio (1)                281,555       135,897           N/A
     International Equity Index Portfolio        200,294       205,142       126,053
     International Growth Portfolio            1,060,830     1,313,506       985,305
       (1)  Commenced investment operations on December 31, 1999.



     For the fiscal years or periods ended November 30 as indicated, the Investment Adviser waived advisory fees as follows:

                                                  2001          2000          1999
                                                  ----          ----          ----
     Balanced Portfolio                       $  264,342    $  216,179    $  220,907
     Equity Index Portfolio                    2,075,479     2,678,347     2,907,197
     Diversified Growth Portfolio                258,291       361,151       477,434
     Focused Growth Portfolio                    718,206       761,506       493,359
     Small Company Index Portfolio               578,244       524,589       397,250
     Small Company Growth Portfolio              111,094        55,947           N/A
     Mid Cap Growth Portfolio (1)                105,583        50,961           N/A
     International Equity Index Portfolio        200,294       205,142       126,053
     International Growth Portfolio              265,207       328,377       246,326
       (1)  Commenced investment operations on December 31, 1999.

     For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                2001        2000        1999
                                                ----        ----        ----
     Balanced Portfolio                       $ 10,146    $  8,700    $  9,237
     Equity Index Portfolio                    187,294     254,713     274,756
     Diversified Growth Portfolio               10,991      15,229      19,733
     Focused Growth Portfolio                   33,763      38,324      26,816
     Small Company Index Portfolio             209,892      26,552      20,843
     Small Company Growth Portfolio             62,580       1,865         N/A
     Mid Cap Growth Portfolio (1)               36,834       1,699         N/A
     International Equity Index Portfolio      116,236       8,225       5,061
     International Growth Portfolio            148,409      16,418      12,389
        (1) Commenced investment operations on December 31, 1999.

     For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Growth Portfolio and International Equity Index Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                                2001        1998        1999
                                                ----        ----        ----
     Balanced Portfolio                       $  6,572    $ 47,027    $ 22,972
     Equity Index Portfolio                    148,960     251,738     200,973
     Diversified Growth Portfolio               14,019      40,615      31,714
     Focused Growth Portfolio                   33,763      52,583      30,486
     Small Company Index Portfolio             209,892     326,369     491,423
     Small Company Growth Portfolio             62,580      31,542         N/A
     Mid Cap Growth Portfolio (1)               36,834      29,680         N/A
     International Equity Index Portfolio      116,236      97,794      77,124
     International Growth Portfolio            148,409     198,954     135,538
        (1) Commenced investment operations on December 31, 1999.

     Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds." [TO BE UPDATED] Portfolio Transactions

     To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

     During the fiscal year ended November 30, 2001, the Balanced Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Lehman Brothers, Inc., Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., Salomon Smith Barney, Inc., and Morgan Stanley Dean Witter & Co. Inc., each a regular broker/dealer. At November 30, 2001, the Balanced Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
J.P. Morgan Chase & Co., with an approximate aggregate market value of $ ; Citigroup Inc., with an approximate aggregate market value of $ ; Credit Suisse First Boston with an approximate aggregate market value of _______; Lehman Brothers, Inc., with an approximate aggregate market value of $ ; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $ ; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $ ; and Salomon Smith Barney, Inc., with an approximate aggregate market value of $ .

     During the fiscal year ended November 30, 2001, the Equity Index Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Lehman Brothers, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 2001, the Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $ ; J.P. Morgan Chase & Co., with an approximate aggregate market value of $ ; Citigroup Inc., with an approximate aggregate market value of $ ; Lehman Brothers, Inc., with an approximate aggregate market value of $_____; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $_____; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $______.

          During the fiscal year ended November 30, 2001, the Diversified Growth Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. Inc., each a regular broker/dealer. At November 30, 2001, the Diversified Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent J.P. Morgan Chase & Co., with an approximate aggregate market value of $_____; Citigroup Inc., with an approximate aggregate market value of $______; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $______; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $______.

          During the fiscal year ended November 30, 2001, the Focused Growth Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston and Morgan Stanley Dean Witter & Co. Inc., each a regular broker/dealer. At November 30, 2001, the Focused Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: J.P. Morgan Chase & Co., with an approximate aggregate market value of $_____ and Citigroup Inc., with an approximate aggregate market value of $_____.

          During the fiscal year ended November 30, 2001, the Small Company Index Portfolio acquired and sold securities J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston, Donaldson Lufkin and Jenrette and Investment Technology Group, a regular broker/dealer. At November 30, 2001, the Small Company Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
J.P. Morgan Chase & Co., with an approximate aggregate market value of ____ Investment Technology Group, Inc., with an approximate aggregate market value of $_____ and Donaldson Lufkin and Jenrette, with an approximate aggregate market value of $______.

          During the fiscal year ended November 30, 2001, the Small Company Growth Portfolios acquired and sold securities of Credit Suisse First Boston, J.P. Morgan Chase & Co. and Citigroup Inc., each a regular broker/dealer. At November 30, 2001, the Small Company Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent; J.P. Morgan Chase & Co., with an approximate aggregate market value of $______.

          During the fiscal year ended November 30, 2001, the Mid Cap Growth Portfolio acquired and sold securities J.P. Morgan Chase & Co., Citigroup, Inc., Lehman Brothers Holding, Inc. and Credit Suisse First Boston, each a regular broker/dealer. At November 30, 2001, the Mid Cap Growth Portfolio owned the following amount of its regular broker/dealer, as defined in Rule 10b-1 under the 1940 Act, or their parent; J.P. Morgan Chase & Co., with an approximate aggregate market value of $______.

          During the fiscal year ended November 30, 2001, the International Equity Index Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc., Credit Suisse First Boston and Prudential, Inc., each a regular broker/dealer. At November 30, 2001 the International Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent; J.P. Morgan Chase & Co., with an approximate aggregate market value of $______.

          During the fiscal year ended November 30, 2001, the International Growth Portfolio acquired and sold securities of J.P. Morgan Chase & Co., Citigroup Inc. and Credit Suisse First Boston, each a regular broker/dealer. At November 30, 2001 the International Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent; J.P. Morgan Chase & Co., with an approximate aggregate market value of $______.


For the fiscal years ended November 30 as indicated, each Portfolio paid brokerage commissions as follows. The amount of brokerage commissions paid by a Portfolio may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

                                              Total            Total        Brokerage
Fiscal                                    Brokerage        Amount of      Commissions
Year                          Total     Commissions     Transactions             Paid
Ended                     Brokerage         Paid to         On Which       to Brokers
November 30,            Commissions      Affiliated      Commissions        Providing
2001                           Paid         Brokers             Paid      Research/1/
----                           ----         -------             ----      -----------
Balanced
Portfolio

                                                     Total           Total       Brokerage
Fiscal                                           Brokerage       Amount of     Commissions
Year                                 Total     Commissions    Transactions            Paid
Ended                            Brokerage         Paid to        On Which      to Brokers
November 30,                   Commissions      Affiliated     Commissions       Providing
2001                                  Paid         Brokers            Paid     Research*
----                                  ----         -------            ----     -----------
Equity
Index
Portfolio

Diversified
Growth
Portfolio

Focused
Growth
Portfolio

Small Company
Index
Portfolio

Small Company
Growth Portfolio

Mid Cap Growth
Portfolio

International
Equity Index
Portfolio

International
Growth
Portfolio

*The amounts of the transactions involving commissions paid to brokers providing research were $, $, $, $, $, $, $, $and $ for the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios, respectively.

                                                     Total           Total
Fiscal                                           Brokerage       Amount of
Year                                 Total     Commissions    Transactions
Ended                            Brokerage         Paid to        On Which
November 30,                   Commissions      Affiliated     Commissions
2000                                  Paid      Brokers/1/            Paid
----                                  ----      ----------            ----

Balanced                          $ 38,805             $ 0     $34,202,334
Portfolio

                                                                 Total                   Total
Fiscal                                                       Brokerage               Amount of
Year                                       Total           Commissions            Transactions
Ended                                  Brokerage               Paid to                On Which
November 30,                         Commissions            Affiliated             Commissions
2000                                        Paid            Brokers/1/                    Paid
----                                        ----            -------                       ----
Equity                                   200,140                     0             320,834,583
Index
Portfolio

Diversified                              157,997                     0             150,245,325
Growth
Portfolio

Focused                                  413,069                     0             373,314,616
Growth
Portfolio

Small Company                            148,466                     0             153,259,058
Index
Portfolio

International                            103,376                     0              87,798,944
Equity Index
Portfolio

International                          1,248,406                     0             505,569,279
Growth
Portfolio

                                                                 Total                   Total
Fiscal                                                       Brokerage               Amount of
Year                                       Total           Commissions            Transactions
Ended                                  Brokerage               Paid to                On Which
November 30,                         Commissions            Affiliated             Commissions
1999                                        Paid            Brokers/1/                    Paid
----                                        ----            -------                       ----
Balanced                            $     60,846             $   3,936            $ 49,709,379
Portfolio                                                        (6.47%)/2/              (5.35%)/3/


Equity                                   162,116                     0             362,402,193
Index
Portfolio

                                                                Total                   Total
Fiscal                                                       Brokerage               Amount of
Year                                       Total           Commissions            Transactions
Ended                                  Brokerage               Paid to                On Which
November 30,                         Commissions            Affiliated             Commissions
1999                                        Paid              Brokers/1/                  Paid
----                                        ----              -------                     ----
Diversified                              266,101                20,628             227,241,917
Growth                                                           (7.75%)/2/              (6.46%)/3/
Portfolio

Focused                                  312,416                 9,567             249,401,190
Growth                                                           (3.06%)/2/              (2.40%)/3/
Portfolio

Small Company                            327,470                     0             354,777,500
Index
Portfolio

International                            156,404                     0              36,494,860
Equity Index
Portfolio

International                            334,816                 8,997             259,424,703
Growth                                                           (2.69%)/2/              (3.12%)/3/
Portfolio


/1/ Goldman, Sachs & Co., the Trust's distributor prior to May 1, 1999, was the only affiliated broker utilized by the Trust during the fiscal year.

/2/  Percentage of total commissions paid.

/3/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

Portfolio Valuation

         U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.


         The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Portfolio's official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Co-Administrators and Distributor

          Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as Co-Administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement. PFPC remained a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares.

          Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each of the International Equity Index and International Growth Portfolios, and 0.10% of the average daily net assets of each other Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and 0.10% of each other Portfolio's average daily net assets.


          For the fiscal year ended November 30, 2001, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

Balanced Portfolio                              $   88,114
Equity Index Portfolio                           1,037,740
Diversified Growth Portfolio                       103,316
Focused Growth Portfolio                           239,402
Small Company Index Portfolio                      289,121
Small Company Growth Portfolio (1)                  37,031
Mid Cap Growth Portfolio (2)                        35,194
International Equity Index Portfolio               120,176
International Growth Portfolio                     198,906
/(1)/ Commenced investment operations on December 1, 1999. /(2)/ Commenced investment operations on December 31, 1999.

          Additionally, for the fiscal year ended November 30, 2001, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing the administration fees in the following amounts for the fiscal year ended November 30, 2001:

Balanced Portfolio                              $   88,144
Equity Index Portfolio                             383,891
Diversified Growth Portfolio                        96,529
Focused Growth Portfolio                           149,997
Small Company Index Portfolio                      330,693
Small Company Growth Portfolio (1)                 152,279
Mid Cap Growth Portfolio (2)                       125,412
International Equity Index Portfolio               116,031
International Growth Portfolio                      94,979
/(1)/ Commenced investment operations on December 1, 1999. /(2)/ Commenced investment operations on December 31, 1999.

          For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

Balanced Portfolio                              $   72,059
Equity Index Portfolio                           1,339,155
Diversified Growth Portfolio                       144,458
Focused Growth Portfolio                           253,832
Small Company Index Portfolio                      262,291
Small Company Growth Portfolio (1)                  18,649
Mid Cap Growth Portfolio (2)                        16,987
International Equity Index Portfolio               123,087
International Growth Portfolio                     246,285
/(1)/ Commenced investment operations on December 1, 1999. /(2)/ Commenced investment operations on December 31, 1999.


          Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing the administration fees in the following amounts for the fiscal year ended November 30, 2000:

Balanced Portfolio                              $  113,450
Equity Index Portfolio                             596,786
Diversified Growth Portfolio                        99,923
Focused Growth Portfolio                           118,899
Small Company Index Portfolio                      388,579
Small Company Growth Portfolio (1)                 144,242
Mid Cap Growth Portfolio (2)                       145,209
International Equity Index Portfolio                94,422
International Growth Portfolio                     118,444
/(1)/ Commenced investment operations on December 1, 1999. /(2)/ Commenced investment operations on December 31, 1999.


          For the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Mid Cap Growth and Small Company Growth Portfolios, which did not commence operations during the period) in the amount of:

                                       May 1, 1999 through
                                         November 30, 1999
                                         -----------------
Balanced Portfolio                              $   44,254
Equity Index Portfolio                             862,791
Diversified Growth Portfolio                       110,735
Focused Growth Portfolio                           101,915
Small Company Index Portfolio                      115,702
International Equity Index Portfolio                46,855
International Growth Portfolio                     114,770

          Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Mid Cap Growth and Small Company Growth Portfolios, which did not commence operations during the period) for its expenses reducing the administration fees in the following amounts:

                                                  May 1, 1999
                                                    through
                                               November 30, 1999
                                               -----------------
Balanced Portfolio                                      $ 35,435
Equity Index Portfolio                                   255,730
Diversified Growth Portfolio                              48,664
Focused Growth Portfolio                                  44,091
Small Company Index Portfolio                            325,512
International Equity Index Portfolio                      36,849
International Growth Portfolio                            26,024

          Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the period indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                                December 1, 1998
                                                     through
                                                 April 30, 1999
                                                 --------------
Balanced Portfolio                                      $ 29,381
Equity Index Portfolio                                   590,794
Diversified Growth Portfolio                              80,237
Focused Growth Portfolio                                  62,536
Small Company Index Portfolio                             82,921
International Equity Index Portfolio                      28,777
International Growth Portfolio                            69,975


          In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers pursuant to this agreement during the fiscal year ended November 30, 1999.


          Goldman Sachs had also agreed each year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceeded on an annualized basis 0.25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and 0.10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking was contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the period ended April 30, 1999 as indicated was to reduce the expenses of each Portfolio by:


                                                December 1, 1998
                                                ----------------
                                                     through
                                                     -------
                                                 April 30, 1999
                                                 --------------
Balanced Portfolio                                      $ 25,110
Equity Index Portfolio                                   194,185
Diversified Growth Portfolio                              33,095
Focused Growth Portfolio                                  28,925
Small Company Index Portfolio                            217,923
International Equity Index Portfolio                      31,559
International Growth Portfolio                            30,874

         Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2003, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually
(i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

         The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC, ("NFD") as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a co-administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"), an independently owned and operated broker-dealer. Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

         The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD's, or NFD's breach of confidentiality.

         Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Institutional Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Shareholder Servicing Plan

         As stated in the Portfolios' Prospectus, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than 0.15% and 0.25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.


         For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                          2001       2000       1999
                                          ----       ----       ----

Balanced Portfolio
         Class C                        $ 1,340   $  1,363   $  1,895
         Class D                            947      1,210      1,301
Equity Index Portfolio
         Class C                         52,649    165,996    167,443
         Class D                         21,176     37,872     51,644
Diversified Growth Portfolio
         Class D                          1,176      1,401      1,129
Focused Growth Portfolio
         Class C                         14,405     19,966     15,098
         Class D                          1,553      1,721      2,340
Small Company Index Portfolio
         Class C                            N/A        N/A        284
         Class D                            177        581      1,427
Small Company Growth Portfolio
         Class C (1)                        N/A        N/A        N/A
         Class D (1)                        N/A        N/A        N/A
Mid Cap Growth Portfolio
         Class C (2)                        491        N/A        N/A
         Class D (3)                        314        N/A        N/A
International Equity Index Portfolio
         Class D                             29         36         32
International Growth Portfolio
         Class D                          1,088        N/A        128
/1/, Class C and Class D shares had not yet been issued
 -
/2/ Class C shares were issued on April 4, 2001.
 -
/3/ Class D shares were issued on January 29, 2001.
 -


         Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (vi) processing dividend payments on behalf of Customers or other investors; (vii) providing information periodically to Customers or other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors;
(xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (xiii) maintaining appropriate management reporting and statistical information; (xiv) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and (xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

         The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

         The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

         ________, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

         ________, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, _________ reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

         Payment for shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

         The additional transaction fee described in the Prospectus with respect to the Small Company Index Portfolio and the International Equity Index Portfolio does not apply to in-kind purchases of shares that are structured to minimize the related brokerage, market impact costs and other transaction costs to such Portfolios as described in the Prospectus.

         Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                             PERFORMANCE INFORMATION


         The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, S&P 500 Index(R), S&P/Barra Growth Index, the Mid Cap 400 Index, the Russell 2000 Index, the EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

         The Portfolios calculate their total returns for each class of shares separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P(1 + T)/n/ = ERV

Where:          P =     hypothetical initial payment of $1,000;
                T =     average annual total return;
                n =     period covered by the computation, expressed in terms
                        of years; and

                ERV  =  ending redeemable value at the end of the 1-, 5-, or
                        10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year (or other) period;

     Average annual total return-before taxes for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Each Portfolio that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                             P(1 + T)/n/ = ATV\\D\\

Where:            P =      a hypothetical initial payment of $1, 000
                  T =      average annual total return (after taxes on
                           distributions)
                  n=       number of years
                  ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

     Average annual return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

         Each Portfolio that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                              P(1+T)/n/ = ATV\\DR\\

Where:            P =         a hypothetical initial payment of $1,000
                  T =         average annual total return (after taxes on
                              distributions and redemption)
                  n =         number of years
                  ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions and redemption.

     Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

     Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = [(ERV/P)]-1

     The Small Company Index and International Equity Index Portfolios may advertise total return data without reflecting the 0.50% and 1.00% portfolio transaction fee in accordance with the rules of the SEC. Quotations which do not reflect the fee will, of course, be higher than quotations which do.

     The calculations set forth below are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (ii) all recurring fees charged to all shareholder accounts are included, and (iii) the portfolio transaction fee is taken into account for purchases of shares of the Small Company Index Portfolio and the International Equity Index Portfolio. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Total return calculations excluding the transaction fee are also provided for the Small Company Index Portfolio and the International Equity Index Portfolio.

     The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions, and aggregate total returns shown below for the Diversified Growth, Equity Index, Small Company Index and International Growth Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern Trust for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions, and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A

Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

     Following commencement of operations of the Portfolios, the Portfolios' prior administrator (Goldman Sachs), prior co-administrator (TNTC) or current co-administrators (NTI and PFPC) reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fees for each Portfolio pursuant to the undertaking described above under "Additional Trust Information --Co-Administrators and Distributor" and "Investment Adviser, Transfer Agent and Custodian," and the Portfolios' Investment Adviser waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes, on distributions and redemptions and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                       For Periods Ended November 30, 2001


                                Average Annual Total Returns (%)            Aggregate Total Returns (%)
                                --------------------------------            ---------------------------
                                                           Since                                     Since
                             1 Year   5 Years  10 Years  Inception    1 Year   5 Years  10 Years   Inception
                             ------   -------  --------  ---------    ------   -------  --------   ---------
Diversified Growth/1/
Class A
   with fee waivers and
   expense reimbursements    (16.52)    10.51    10.94         --     (16.52)    64.83    182.51         --

   without fee waivers and
   expense reimbursements    (16.86)    10.19    10.62         --     (16.86)    63.22    178.01         --

Class D
   with fee waivers and
   expense reimbursements    (16.69)    10.11    10.66         --     (16.69)    61.87    175.37         --

   without fee waivers and
   expense reimbursements    (17.03)     9.79    10.34         --     (17.03)    60.26    170.87         --

Focused Growth/2/
Class A
   with fee waivers and
   expense reimbursements    (20.92)    11.10       --      11.54     (20.92)    69.29        --     150.72

   without fee waivers and
   expense reimbursements    (21.28)    10.73       --      11.07     (21.28)    67.45        --     146.76

Class C
   with fee waivers and
   expense reimbursements    (21.11)    10.84       --      11.37     (21.11)    67.27        --     147.54

   without fee waivers and
   expense reimbursements    (21.47)    10.47       --      10.90     (21.47)    65.43        --     143.58

Class D
   with fee waivers and
   expense reimbursements    (21.18)    10.69       --      11.19     (21.18)    66.19        --     144.21

   without fee waivers and
   expense reimbursements    (21.54)    10.32       --      10.72     (21.54)    64.35        --     140.25

                               Average Annual Total Returns-After       Average Annual Total Returns-After
                               ----------------------------------       ----------------------------------
                                     Taxes on Distributions           Taxes on Distributions and Redemptions
                                     ----------------------           --------------------------------------
                                                           Since                                     Since
                             1 Year   5 Years  10 Years  Inception    1 Year   5 Years  10 Years   Inception
                             ------   -------  --------  ---------    ------   -------  --------   ---------
Diversified Growth/1/
Class A
   with fee waivers and
   expense reimbursements    (24.82)     5.29     8.11         --      (2.83)     8.30      9.07         --

   without fee waivers and
   expense reimbursements    (25.16)     4.97     7.66         --      (3.17)     7.98      8.62         --

Class D
   with fee waivers and
   expense reimbursements    (25.14)     4.90     7.83         --      (2.77)     8.03      8.85         --

   without fee waivers and
   expense reimbursements    (25.48)     4.58     7.38         --      (3.11)     7.71      8.40         --

Focused Growth/2/
Class A
   with fee waivers and
   expense reimbursements    (22.35)     7.54       --       9.31     (10.69)     8.33        --       9.18

   without fee waivers and
   expense reimbursements    (22.71)     7.17       --       8.84     (11.15)     7.96        --       8.71

Class C
   with fee waivers and
   expense reimbursements    (22.55)     7.29       --       9.15     (10.79)     8.14        --       9.05

   without fee waivers and
   expense reimbursements    (22.91)     6.92       --       8.68     (11.15)     7.96        --       8.58

Class D
   with fee waivers and
   expense reimbursements    (22.64)     7.12       --       8.95     (10.79)     8.02        --       8.89

   without fee waivers and
   expense reimbursements    (23.00)     6.75       --       8.48     (11.15)     7.65        --       8.42

                                                                             For Periods Ended November 30, 2001


                                Average Annual Total Returns (%)           Aggregate Total Returns (%)
                                --------------------------------           ---------------------------
                                        5       10         Since                5       10         Since
                                        -       --                              -       --
                             1 Year   Years    Years     Inception    1 Year   Years   Years     Inception
                             ------   -----    -----     ---------    ------   -----   -----     ---------
Equity Index/3/
Class A
   with fee waivers and
   expense reimbursements    (12.19)   9.78     13.77        --       (12.19)   59.41  236.26        --

   without fee waivers and
   expense reimbursements    (12.43)   9.54     13.45        --       (12.43)   58.21  260.10        --

Class C
   with fee waivers and
   expense reimbursements    (12.43)   9.51     13.60        --       (12.43)   57.49  258.05        --

   without fee waivers and
   expense reimbursements    (12.67)   9.27     13.28        --       (12.67)   56.29  254.89        --

Class D
   with fee waivers and
   expense reimbursements    (12.36)   9.41     13.51        --       (12.36)   56.77  255.19        --

   without fee waivers and
   expense reimbursements    (12.60)   9.17     13.19        --       (12.60)   59.57  252.03        --


                                 Average Annual Returns-After Taxes on     Average Annual Total Returns-After
                                 -------------------------------------     ----------------------------------
                                             Distributions               Taxes on Distributions and Redemptions
                                             -------------               --------------------------------------
                                            5       10        Since                   5      10      Since
                                            -       --                                -      --
                                 1 Year   Years    Years    Inception     1 Year    Years   Years  Inception
                                 ------  -------   -----    ---------     ------    -----   -----  ---------
Equity Index/3/
Class A
   with fee waivers and
   expense reimbursements        (15.54)   7.11    11.81        --         (3.97)    7.78    11.35     --

   without fee waivers and
   expense reimbursements        (15.78)   6.87    11.49        --         (4.21)    7.54    11.03     --

Class C
   with fee waivers and
   expense reimbursements        (15.71)   5.47    10.93        --         (4.11)    6.24    10.48     --

   without fee waivers and
   expense reimbursements        (15.95)   5.23    10.61        --         (4.35)    6.00    10.16     --

Class D
   with fee waivers and
   expense reimbursements        (15.60)   6.88    11.64        --         (9.06)    7.55    11.15     --

   without fee waivers and
   expense reimbursements        (15.84)   6.64    11.32        --         (4.30)    7.31    10.86     --

                                                                           For Periods Ended November 30, 2001


                              Average Annual Total Returns (%)            Aggregate Total Returns (%)
                              --------------------------------            ---------------------------
                                               10         Since                           10        Since
                                               --                                         --
                            1 Year   5 Years  Years     Inception     1 Year    5 Years   Years    Inception
                            ------   -------  -----     ---------     ------    -------   -----    ---------
Small Company Index/4/
Class A
  with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            4.21     6.27    11.05      --            4.21     35.54    185.23       --

  without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            4.45     6.00    10.62      --            4.45     34.30    181.73       --

Class C/8/
        -
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee             --       --      --        --             --       --        --         --

   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee             --       --      --        --             --       --        --         --

Class D
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            3.62     5.67    10.73      --            3.62     31.76    177.01       --

   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            3.87     5.40    10.29      --            3.87     30.50    173.47       --

                            Average Annual Returns-After Taxes on      Average Annual Total Returns-After
                            -------------------------------------      ----------------------------------
                                         Distributions               Taxes on Distributions and Redemptions
                                         -------------               --------------------------------------
                                               10         Since                            10       Since
                                               --                                          --
                            1 Year   5 Years  Years     Inception     1 Year    5 Years   Years   Inception
                            ------   -------  -----     ---------     ------    -------   -----   ---------
Small Company Index/4/
Class A
  with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee           (0.24)    2.66     8.51        --          3.83      3.80      8.35       --

  without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee           (0.03     2.38     8.08        --          3.86      3.51      7.91       --

Class C/8/
        -
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee             --       --       --         --           --        --        --        --

   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee             --       --       --         --           --        --        --        --

Class D
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee           (0.58)    2.19     8.25        --          3.51      3.40      8.12       --

   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee           (0.35)    1.91     7.82        --          3.55      3.10      7.68       --

                                                                          For Periods Ended November 30, 2001

                              Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              --------------------------------          ---------------------------
                                               10       Since                          10        Since
                                               --                                      --
                            1 Year   5 Years  Years   Inception    1 Year   5 Years   Years    Inception
                            ------   -------  -----   ---------    ------   -------   -----    ---------
International Growth/5/
Class A
  with fee waivers and
   expense reimbursements    (23.51)   3.64    6.41       --      (23.51)     19.60    80.05       --

  without fee waivers and
   expense reimbursements    (23.78)   3.37    5.86       --      (23.78)     18.25    80.52       --

Class D
   with fee waivers and
   expense reimbursements    (23.61)   3.62    6.39       --      (23.61)     19.43    85.79       --

   without fee waivers and
   expense reimbursements    (23.88)   3.35    5.84       --      (23.88)     18.08    80.26       --

Balanced/6/

Class A
   with fee waivers and
   expense reimbursements     (4.11)   9.31     --       9.23      (4.11)     56.04     --       110.17

   without fee waivers and
   expense reimbursements     (4.51)   8.88     --       8.67      (4.51)     53.87     --       105.43

Class C
   with fee waivers and
   expense reimbursements     (4.33)   9.07     --       9.06      (4.33)     54.38     --       107.43

   without fee waivers and
   expense reimbursements     (4.73)   8.64     --       8.50      (4.73)     52.21     --       102.69

Class D
   with fee waivers and
   expense reimbursements    (4.44)    8.89     --       8.94      (4.44)     53.11     --       105.60

   without fee waivers and
   expense reimbursements    (4.84)    8.46     --       8.38      (4.84)     50.94     --       100.86


                               Average Annual Returns-After Taxes on     Average Annual Total Returns-After
                                            Distributions               Taxes on Distributions and Redemptions
                                            -------------               --------------------------------------
                                                  10         Since                            10       Since
                                                  --                                          --
                               1 Year   5 Years  Years     Inception     1 Year    5 Years   Years   Inception
                               ------   -------  -----     ---------     ------    -------   -----   ---------
International Growth/5/
Class A
  with fee waivers and
   expense reimbursements       (27.39)   0.00     4.39        --         (12.49)    1.95     4.75       --

  without fee waivers and
   expense reimbursements       (27.66)   0.27)    3.84        --         (12.76)    1.68     4.20       --

Class D
   with fee waivers and
   expense reimbursements       (27.49)  (0.03)    4.37        --         (12.55)    1.93     4.74       --

   without fee waivers and
   expense reimbursements       (27.76)   0.30)    3.82        --         (12.82)    1.66     4.19       --

Balanced/6/

Class A
   with fee waivers and
   expense reimbursements       (6.95)    6.53      --        7.09         (1.26)    6.85      --       6.93

   without fee waivers and
   expense reimbursements       (7.35)    6.10      --        6.53         (1.66)    6.42      --       6.37

Class C
   with fee waivers and
   expense reimbursements       (7.08)    6.32      --        6.94         (1.39     6.64      --       6.78

   without fee waivers and
   expense reimbursements       (7.48)    5.89      --        6.38         (1.79)    6.21      --       6.22

Class D
   with fee waivers and
   expense reimbursements       (7.15)    6.25      --        6.89         (1.45)    6.58      --       6.74

   without fee waivers and
   expense reimbursements       (7.55)    5.82      --        6.33         (1.85)    6.15      --       6.18

                                                                          For Periods Ended November 30, 2001


                              Average Annual Total Returns (%)         Aggregate Total Returns (%)
                              --------------------------------         ---------------------------
                                        5      10       Since                5       10        Since
                                        -      --                            -       --
                             1 Year   Years   Years   Inception   1 Year   Years    Years    Inception
                             ------   -----   -----   ---------   ------   -----    -----    ---------
International Equity Index/7/
Class A
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee           (19.94)    --      --       1.22      (19.94)    --       --        5.82

   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee           (19.10)    --      --       1.44      (19.10)    --       --        6.88

   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee           (20.33)    --      --       0.79      (20.33)    --       --        3.80

   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee           (19.49)    --      --       1.01      (19.49)    --       --        4.86

Class D
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee           (20.79)    --      --       0.57      (20.79)    --       --        2.70

   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee           (20.01)    --      --       0.79      (20.01)    --       --        3.73

   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee           (21.18)    --      --       0.14      (21.18)    --       --        0.68

   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee           (20.40)    --      --       0.36      (20.40)    --       --        1.71


                                 Average Annual Returns-After Taxes on     Average Annual Total Returns-After
                                 -------------------------------------     ----------------------------------
                                             Distributions                Taxes on Distributions and Redemptions
                                             -------------                --------------------------------------
                                             5       10        Since                   5       10       Since
                                             -       --                                -       --
                                  1 Year   Years    Years    Inception     1 Year    Years    Years   Inception
                                  ------   -----    -----    ---------     ------    -----    -----   ---------
International Equity Index/7/
Class A
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee                (20.50)    --       --        0.25       (11.29)     --        --       0.89

   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee                (19.66)    --       --        0.47       (11.81)     --        --       1.07

   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee                (20.89)    --       --       (0.18)      (11.68)     --        --       0.64

   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee                (20.05)    --       --        0.04       (12.20)     --        --       0.46

Class D
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee                (21.22)    --       --       (0.32)      (12.33)     --        --       0.41

   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee                (20.44)    --       --       (0.11)      (11.86)     --        --       0.59

   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee                (21.61)    --       --       (0.75)      (12.72)     --        --      (0.02)

   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee                (20.83)    --       --       (0.54)      (12.25)     --        --       0.16

                                                                 For Periods Ended November 30, 2001
                                                                                            Average Annual Returns-After Taxes on
                                                                                            -------------------------------------
                            Average Annual Total Returns (%)    Aggregate Total Returns (%)             Distributions
                            --------------------------------    ---------------------------             -------------
                                      5      10      Since              5     10      Since              5      10     Since
                                      -      --                         -     --                         -      --
                            1 Year  Years  Years   Inception  1 Year  Years  Years  Inception  1 Year  Years  Years  Inception
                            ------  -----  -----   ---------  ------  -----  -----  ---------  ------  -----  -----  ---------
Small Company Growth/10/
Class A
   with fee waivers and
   expense reimbursements   (20.28)   --     --     (13.34)   (20.28)   --    --     (13.34)   (20.28)   --     --    (13.34)

   without fee waivers and
   expense reimbursements   (20.99)   --     --     (14.23)   (20.99)   --    --     (15.12)   (20.99)   --     --    (14.23)

Class C
   with fee waivers and
   expense reimbursements     --      --     --        --        --     --    --        --        --     --     --       --

   without fee waivers and
   expense reimbursements     --      --     --        --        --     --    --        --        --     --     --       --

Class D
   with fee waivers and
   expense reimbursements     --      --     --        --        --     --    --        --        --     --     --       --

   without fee waivers and
   expense reimbursements     --      --     --        --        --     --    --        --        --     --     --       --

Mid Cap Growth/11/
Class A
   with fee waivers and
   expense reimbursements   (13.26)   --     --      (5.57)   (13.26)   --    --     (10.40)   (13.26)   --     --     (5.57)

   without fee waivers and
   expense reimbursements   (13.92)   --     --      (6.51)   (13.92)   --    --     (11.34)   (13.92)   --     --     (6.51)

Class C
   with fee waivers and
   expense reimbursements   (13.46)   --     --      (5.68)   (13.46)   --    --     (10.60)   (13.46)   --     --     (5.68)

   without fee waivers and
   expense reimbursements   (14.12)   --     --      (6.62)   (14.12)   --    --     (12.41)   (14.12)   --     --     (6.62)

Class D
   with fee waivers and
   expense reimbursements   (13.55)   --     --      (5.73)   (13.55)   --    --     (10.70)   (13.55)   --     --     (5.73)

   without fee waivers and
   expense reimbursements   (14.21)   --     --      (6.67)   (14.21)   --    --     (12.51)   (14.21)   --     --     (6.74)

                            Average Annual Total Returns-After Taxes
                            ----------------------------------------
                               on Distributions and Redemptions
                               --------------------------------
                                          5      10       Since
                                          -      --
                               1 Year   Years   Years   Inception
                               ------   -----   -----   ---------
Small Company Growth/10/
Class A
   with fee waivers and
   expense reimbursements      (12.35)    --      --     (10.51)

   without fee waivers and
   expense reimbursements      (13.06)    --      --     (11.40)

Class C
   with fee waivers and
   expense reimbursements         --      --      --       --

   without fee waivers and
   expense reimbursements         --      --      --       --

Class D
   with fee waivers and
   expense reimbursements         --      --      --       --

   without fee waivers and
   expense reimbursements         --      --      --       --

Mid Cap Growth/11/
Class A
   with fee waivers and
   expense reimbursements       (8.08)    --      --      (4.43)

   without fee waivers and
   expense reimbursements       (8.74)    --      --      (5.37)

Class C
   with fee waivers and
   expense reimbursements       (8.20)    --      --      (4.52)

   without fee waivers and
   expense reimbursements       (8.86)    --      --      (5.46)

Class D
   with fee waivers and
   expense reimbursements       (8.56)    --      --      (4.56)

   without fee waivers and
   expense reimbursements       (9.22)    --      --      (5.50)

1. For Class A and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class C and Class D Shares, performance from July 1, 1993 to June 14, 1996 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

3. For Class A, C and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to September 28, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower ad such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to December 8, 1994 (commencement of Class D Shares), is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39%, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund was managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class A Shares, performance information prior to March 28, 1994 (commencement of Portfolio) is that of a predecessor collective fund. The predecessor collective fund was managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception. From August 23, 1999 to June 18, 2001, no Class D shares of the International Growth Portfolio were held by shareholders. Class C shares of the International Growth Portfolio will have substantially similar annual returns when compared with Class A shares of the International Growth Portfolio because shares of both Class A and Class D are invested in the same portfolio of securities. The annual returns of Class A and Class D shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

6. For Class C and Class D Shares, performance from July 1, 1993 to December 29, 1995 (commencement of Class C Shares) and February 20, 1996 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

7. For Class D Shares, performance from April 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on April 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

8. From June 30, 1999 to the date of the Additional Statement, no Class C shares of the Small Company Index Portfolio were held by shareholders. Class C shares of the Small Company Index Portfolio will have substantially similar annual returns when compared with Class A shares of the Small Company Index Portfolio because shares of both Class A and Class C are invested in the same portfolio of securities. The annual returns of Class A and Class C shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.


9. As of the date of the Prospectus, Class C and Class D shares of the Small Company Growth Portfolio had not yet been issued.

10. For Class C and D shares, performance from December 31, 1999 to April 4, 2001 (commencement of Class C shares) and January 29, 2001 (commencement of Class D shares) respectively, is that of Class A shares. Class A shares commenced operations on December 31, 1999. Because of the fees and expenses of Class C and Class D shares are 0.24% and 0.39% respectively, higher than those of Class A shares, actual performance would have been lower had such higher fees and expenses been taken into account.

     The yield of a class of shares in the Balanced Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     The Balanced Portfolio calculates its 30-day (or one month) standard yield for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

                        Yield = 2[{(a-b/cd) + 1}/6/ - 1]

Where:         a = dividends and interest earned during the period;

               b = expenses accrued for the period (net of reimbursements);

               c = average daily number of shares outstanding during the period entitled to receive dividends; and

               d = net asset value per share on the last day of the period.

         For the 30-day period ended November 30, 2001, the annualized yields for the Class A, Class C and Class D Shares of the Balanced Portfolio were ___%, ___% and ___%, respectively. During such period, the Co-Administrators reimbursed expenses to the Portfolio and voluntarily agreed to reduced a portion of its co-administration fees under "Additional Trust Information - Co-Administrators and Distributor," and Northern Trust waived a portion of its investment advisory fees with respect to the Portfolio. In the absence of such advisory and administration fee reductions, the 30-day yield for Class A, Class C and Class D Shares would have been ___%, ___% and ___%, respectively.

Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

         The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Portfolio will not be included in calculations of performance information.

                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information

         Each Portfolio intends to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must generally consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which as Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

         In the case of corporate shareholders, distributions of a Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Portfolio for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, and potentially International Growth Portfolios, may constitute "qualifying dividends." The other Portfolios, however, are not expected to pay qualifying dividends.

         If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of such Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.


         The Trust will be required in certain cases to withhold and remit to the U.S. Treasury federal income tax at a specified rate (30.5% for the remainder of 2001 and 30% for 2002) from dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."


Taxation of Certain Financial Instruments

         The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

Foreign Investors

         Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

                              DESCRIPTION OF SHARES

         The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios, nine of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

         Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

         The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

         The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

         The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

         The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

         The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

         In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or
(iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         As of March , 2002, substantially all of the Portfolios' outstanding shares were held of record by Northern Trust for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March , 2002:

                                                      Number          Percentage
                                                     of Shares        of Shares
                                                     ---------        ---------
BALANCED PORTFOLIO
   Class A
                                                                          %
                                                                          %
                                                                          %
   Class C
                                                                          %
   Class D
                                                                          %


DIVERSIFIED GROWTH PORTFOLIO
   Class A
                                                                          %
                                                                          %
                                                                          %
                                                                          %
                                                                          %
   Class D
                                                                          %


EQUITY INDEX PORTFOLIO
   Class A
                                                                          %
                                                                          %
                                                                          %
                                                                          %
   Class C
                                                                          %
                                                                          %
                                                                          %
                                                                          %
                                                                          %
   Class D
                                                                          %
                                                                          %
                                                                          %

                                               Number           Percentage
                                              of Shares         of Shares
                                              ---------         ---------

FOCUSED GROWTH PORTFOLIO
   Class A
                                                                         %
                                                                         %
                                                                         %
   Class C
                                                                         %
   Class D
                                                                         %


MID CAP GROWTH PORTFOLIO
   Class A
                                                                         %
                                                                         %
                                                                         %
                                                                         %
                                                                         %
   Class D
                                                                         %


SMALL COMPANY GROWTH PORTFOLIO
   Class A
                                                                        %
                                                                        %
                                                                        %
                                                                        %


SMALL COMPANY INDEX PORTFOLIO
   Class A
                                                                        %
                                                                        %
                                                                        %
                                                                        %
                                                                        %
                                                                        %
   Class D
                                                                        %

                                                     Number          Percentage
                                                    of Shares        of Shares
                                                    ---------        ---------


INTERNATIONAL EQUITY INDEX PORTFOLIO
   Class A
                                                                          %
                                                                          %
                                                                          %
                                                                          %
                                                                          %
   Class D
                                                                          %


INTERNATIONAL GROWTH PORTFOLIO
   Class A
                                                                          %
                                                                          %
                                                                          %
                                                                          %



                                OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern Trust and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

         The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements and related report of__________, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Trust's Semiannual Report and the Annual Report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                   APPENDIX A
                                   ----------

Short-Term Issue Credit
-----------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. . Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Plus (+) OR Minus (-) - may be applied to a rating other than "F1" to denote relative status within the major rating categories.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt rated "CC" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk. The timely payment of financial commitments is strong. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in these categories have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Municipal Note Ratings
----------------------

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B
                                   ----------

As stated in the Prospectus, the Portfolios may enter into certain futures transactions. Such transactions are described in this Appendix.

I.      Interest Rate Futures Contracts
        -------------------------------

         Use of Interest Rate Futures Contracts. Bond prices are established in
         --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, by using futures contracts.

         Interest rate future contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

         Description of Interest Rate Futures Contracts. An interest rate
         ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts
----------------------------

         General. A stock or bond index assigns relative values to the stocks or
         -------
bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as S&P's 500 Index or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P's 100 Index or indexes based on an industry or market indexes, such as S&P's 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Portfolio may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

         A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies
--------------------------------------------

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

         A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.  Margin Payments
--------------------

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, NTI may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.      Risks of Transactions in Futures Contracts
        ------------------------------------------

         There are several risks in connection with the use of futures by a Portfolio, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by a Portfolio is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         Futures purchased or sold by a Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of a Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  Options on Futures Contracts
---------------------------------

         A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters
------------------

         Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART C.

                               OTHER INFORMATION

ITEM 23.  EXHIBITS
------------------

The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (the "Registration Statement") (Accession No. 0000950130-96-001086), Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-000170), Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000950130-97-002471), Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000950131-97-005862), Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000950131-98-00216), Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000950131-98-002030), Post-Effective Amendment No. 39 to such Registration Statement (Accession No. 00009150131-99-000461), Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000927405-99-000333), Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000927405-00-000027), Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950131-00-002147); Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950131-01-000265); Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950131-01-000510), Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950131-01-001670), and Amendment No. 50 under the Investment Company Act of 1940 to the Registration Statement filing (Accession No. 000095013-01-502545):

     (a) (1) Agreement and Declaration of Trust dated November 1, 1997 (Accession No. 0000950131-98-00216).

          (2) Amendment No. 1 dated January 27, 1998 to the Agreement and Declaration of Trust (Accession No. 0000950131-99-000461).

          (3) Amendment No. 2 dated May 15, 1998 to the Agreement and Declaration of Trust (Accession No. 0000950131-99-000461).

          (4) Amendment No. 3 dated October 5, 1999 to the Agreement and Declaration of Trust (Accession No. 0000927405-99-000333).

          (5) Amendment No. 4 dated January 24, 2000 to the Agreement and Declaration of Trust (Accession No. 0000927405-00-000027).

          (6) Amendment No. 5 dated May 2, 2000 to the Agreement and Declaration of Trust (Accession No. 0000950131-01-000265).

          (7) Amendment No. 6 to the Agreement and Declaration of Trust (Accession No. 0000950131-01-000265).

          (8) Amendment No. 7 to the Agreement and Declaration of Trust (Accession No. 0000950131-01-502545).

          (b)  (1)  By-Laws dated November 8, 1997 (Accession No.
                    0000950131-98-00216).

               (2) Amended and Restated By-Laws adopted August 2, 2000 (Accession No. 0000950131-01-000265).

          (c) Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated November 1, 1997 (Accession No.
               0000950131-98-00216).

          (d) (1) Investment Advisory Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company (the "Investment Advisory Agreement") (Accession No. 0000950131-99-000461).

               (2) Addendum No. 1 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (3) Addendum No. 2 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (4) Addendum No. 3 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (5) Addendum No. 4 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (6) Addendum No. 5 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (7) Addendum No. 6 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (8) Addendum No. 7 dated October 5, 1999 to the Investment Advisory Agreement is filed herewith.

               (9) Assumption Agreement dated April 1, 1998 between The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. (Accession No. 0000950131-99-000461).

               (10) Assumption Agreement dated January 1, 2001 between the
                    Registrant, The Northern Trust Company and Northern Trust Investments, Inc. (Accession No. 0000950131-01-000510).

               (11) Investment Advisory Agreement dated March 1, 2001 between the Registrant and Northern Trust Investments, Inc. (Accession No. 0000950131-01-001670).

               (12) Assumption Agreement dated May 2, 2001 between Registrant,
                    Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited is filed herewith.

          (e) Distribution Agreement dated December 31, 2000 between the Registrant and Northern Funds Distributors, LLC (Accession No. 0000950131-01-001670).

         (f)   Not Applicable.

          (g) (1) Custodian Agreement dated June 8, 1992 between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

               (2) Addendum No. 1 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

               (3) Addendum No. 2 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

               (4) Addendum No. 3 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

               (5) Addendum No. 4 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

               (6) Addendum No. 5 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

               (7) Addendum No. 6 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

               (8) Addendum No. 7 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

               (9) Addendum No. 8 to Custodian Agreement between the Registrant and The Northern Trust Company (Accession No.
                    00009150131-99-000461).

               (10) Addendum No. 9 to the Custodian Agreement between the
                    Registrant and the Northern Trust Company (Accession No. 0000950131-01-001670).

               (11) Addendum No. 10 to the Custodian Agreement between the
                    Registrant and the Northern Trust Company is filed herewith.

               (12) Addendum 11 to the Custodian Agreement between the
                    Registrant and the Northern Trust Company is filed herewith.

               (13) Foreign Custody Agreement between the Registrant and The
                    Northern Trust Company dated March 1, 1994 (Accession No. 0000950131-98-002030).

               (14) Addendum No. 1 to the Foreign Custody Agreement between the
                    Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

               (15) Addendum No. 2 to the Foreign Custody Agreement between the
                    Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

               (16) Addendum No. 3 to the Foreign Custody Agreement between the
                    Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

               (17) Addendum No. 4 to the Foreign Custody Agreement between the
                    Registrant and The Northern Trust Company is filed herewith.

               (18) Foreign Custody Monitoring Agreement dated May 1, 2001 between the Registrant and the Northern Trust Company (Accession No. 0000950131-99-000461).

          (h) (1) Revised and Restated Transfer Agency Agreement dated January 8, 1993 between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

               (2) Addendum No. 1 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

               (3) Addendum No. 2 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

               (4) Addendum No. 3 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

               (5) Addendum No. 4 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

               (6) Addendum No. 5 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

               (7) Addendum No. 6 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

               (8) Addendum No. 7 to Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-00-002147).


               (9) Addendum No. 8 to Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-01-001670).

               (10) Addendum No. 9 to the Revised and Restated Transfer Agency
                    Agreement between the Registrant and Northern Trust Company (Accession No. 0000950131-01-502545).

               (11) Addendum No. 10 to the Revised and Restated Transfer Agency
                    Agreement between the Registrant and Northern Trust Company is filed herewith.

               (12) Shareholder Servicing Plan for Class C and D Shares and
                    Related Forms of Servicing Agreement (Accession No. 0000927405-00-000027).

               (13) Service Plan for the Service and Premier Classes of Shares
                    and Related Forms of Servicing Agreement dated January 27, 1998 (as Amended February 2, 2001) (Accession No. 0000950131-01-001670).

               (14) Amended and Restated Co-Administration Agreement dated
                    October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) (Accession No. 0000927405-00-000027).

               (15) Schedule A to Amended and Restated Co-Administration
                    Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) (Accession No. 000950131-01-502545).

               (16) Assignment and Assumption Agreement dated January 1, 2001 among the Registrant, The Northern Trust Company, Northern Trust Investments, Inc. and PFPC Inc. (Accession No. 0000950131-01-001670).

          (i) Opinion of Drinker Biddle & Reath LLP (Accession No. 0000950131-01-000265).

          (j)  (1)  Not Applicable

               (2)  Not Applicable

          (k)  Not  Applicable.

          (l) (1) Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

               (2) Amendment No. 1 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

               (3) Amendment No. 2 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

               (4) Amendment No. 3 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

          (m)  Not Applicable

          (n) Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System (Accession No. 0000927405-99-000333).

          (o)  (1)  Code of Ethics of Trust (Accession No.
                    0000950131-01-000262).

               (2)  Amended Code of Ethics of Adviser is filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-----------------------------------------------------------------------

Registrant is controlled by its Board of Trustees.

ITEM 25.  INDEMNIFICATION
-------------------------

Section 3 of Article IV of the Registrant's Agreement and Declaration of Trust provides for indemnification of the Registrant's Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A.

Paragraph 7 of the Investment Advisory Agreement between the Registrant and The Northern Trust Company, the related Assumption Agreements between The Northern Trust Company and Northern Trust Investments, Inc., and the Registrant, The Northern Trust Company and Northern Trust Investments, Inc., and Paragraph 7 of the Investment Advisory Agreement between the Registrant and Northern Trust Investments, Inc. provide for indemnification of Northern Trust Investments, Inc. or, in lieu thereof, contribution by the Registrant, under certain circumstances. Copies of the Investment Advisory Agreements were filed as Exhibit (d)(1) to Post-Effective Amendment No. 39 and as Exhibit (d)(10) to Registrant's Registration Statement on Form N-1A. Copies of the Assumption Agreements were filed as Exhibit (d)(8) to Post-Effective Amendment No. 39 and Exhibit (d)(9) to Post-Effective No. 47.

Article 10 of the Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) and the related Assignment and Assumption Agreement between the Registrant, The Northern Trust Company and PFPC provides that the Registrant will indemnify Northern Trust Investments, Inc. and First Data Investor Services Group, Inc. (now known as PFPC Inc.) (each a "Co-Administrator") against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. A copy of the Amended and Restated Co-Administration Agreement was filed as Exhibit (h)(11) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A. A copy of the Assignment and Assumption Agreement was filed as Exhibit (h)(14) to Post-Effective Amendment No. 48.

Paragraph 3 of the Distribution Agreement dated December 31, 2000 between the Registrant and Northern Funds Distributors, LLC ("NFD") provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality. A copy of the Distribution Agreement was filed as Exhibit (e) to Post-Effective Amendment No. 48.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------

Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") each a direct or indirect wholly-owned subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve as the co-investment advisers of the International Bond and International Growth Portfolios, and NTI serves as the investment adviser of each of the other Funds. NTI and NTGIE are each referred to as an "Investment Adviser." TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively as "Northern Trust." Set forth below is a list of officers and directors of NTI and NTGIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI and NTGIE hold comparable positions with TNTC (other than as director), as indicated below.

                                            Name and Principal                      Connection
Name and Position                           Business Address                        with
with Investment Adviser (NTI)               of Other Company                        Other Company
-----------------------------               ----------------                        ---------------
Adams, Bradford S.                          The Northern Trust Company              Senior Vice President
Senior Vice President

Aitcheson, James A.                         The Northern Trust Company              Vice President
Vice President

Alongi, David M.                            The Northern Trust Company              Vice President
Vice President

Anderson, Vincent Paul                      The Northern Trust Company              Vice President
Vice President

Aronson, Jennifer Ann                       The Northern Trust Company              Vice President
Vice President

Barrett, James J.                           The Northern Trust Company              Senior Vice President
Senior Vice President

Barker, Sheri D.                            The Northern Trust Company              Former Vice President
Vice President

Barry, Susan M.                             The Northern Trust Company              Vice President
Vice President

Baskin, Jeremy M.                           The Northern Trust Company              Senior Vice President
Senior Vice President

Beard, Catherine Sinclair                   The Northern Trust Company              Vice President
Vice President

Beckman, Carl P.                            The Northern Trust Company              Vice President
Senior Vice President & Treasurer

Bednar, Judy M.                             The Northern Trust Company              Senior Vice President
Director and Senior Vice President

Bednar, Mark                                The Northern Trust Company              Vice President
Vice President

Belden III, William H.                      The Northern Trust Company              Vice President
Vice President

Bell, Gregory A.                            The Northern Trust Company              Vice President
Vice President

Benzmiller, Thomas A.                       The Northern Trust Company              Vice President
Vice President

Bergson, Eric M.                            The Northern Trust Company              Vice President
Vice President

Bergson, Robert H.                          The Northern Trust Company              Vice President
Vice President

Boeckmann, Eric Vonn                        The Northern Trust Company              Vice President
Vice President

Boyer, Deborah Lynn                         The Northern Trust Company              Vice President
Vice President

Breckel, Theodore                           The Northern Trust Company              Senior Vice President
Senior Vice President

Bridgman, James Carey                       The Northern Trust Company              Vice President
Vice President

Brorson, Jon Donald                         The Northern Trust Company              Senior Vice President
Senior Vice President

Bukoll, Martin B.                           The Northern Trust Company              Vice President
Vice President

Burshtan, David H.                          The Northern Trust Company              Vice President
Vice President

Campbell, Jr., Richard C.                   The Northern Trust Company              Vice President
Vice President

Carberry, Craig R.                          The Northern Trust Company              Senior Attorney

Secretary

Carlson, Mark D.                            The Northern Trust Company              Vice President
Vice President

Carlson, Robert A.                          The Northern Trust Company              Vice President
Vice President

Connellan, Kevin Anthony                    The Northern Trust Company              Vice President
Vice President

Cozine, Mark E.                             The Northern Trust Company              Former Vice President
Vice President

DeBruyn, Beth Ann                           The Northern Trust Company              Vice President
Vice President

Diroff, Cynthia                             The Northern Trust Company              Vice President
Vice President

Domino, Carl J.                             The Northern Trust Company              Officer
Director and Officer

Douglass, M. Beth                           The Northern Trust Company              Vice President
Vice President

Dow, Robert John                            The Northern Trust Company              Vice President
Vice President

Driscoll, Peter John                        The Northern Trust Company              Vice President
Vice President

Dudley, Jr., Orie Leslie                    The Northern Trust Company              Executive Vice President
Director and Executive
Vice President

Egizio, Michael P.                          The Northern Trust Company              Vice President
Vice President

Engler, Curt J.                             The Northern Trust Company              Vice President
Vice President

Everett, Steven R.                          The Northern Trust Company              Vice President
Vice President

Fisher, Shirley                             The Northern Trust Company              Second Vice President
Assistant Treasurer &
Second Vice President

Fister, Mark J.                             The Northern Trust Company              Vice President

Vice President

Flood, Peter J.                             The Northern Trust Company              Senior Vice President
Senior Vice President

Flynn, Andrew G.                            The Northern Trust Company              Vice President
Vice President

Ford, Kristine L.                           The Northern Trust Company              Vice President
Vice President

Free, David J.                              The Northern Trust Company              Vice President
Vice President

French, Susan J.                            The Northern Trust Company              Vice President
Vice President

Geraghty, Kim Marie                         The Northern Trust Company              Former Vice President
Vice President

Gilbert, George J.                          The Northern Trust Company              Senior Vice President
Senior Vice President

Gomez, Anastasia                            The Northern Trust Company              Vice President
Vice President

Gougler, Frederick A.                       The Northern Trust Company              Vice President
Vice President

Greenberg, Karen H.                         The Northern Trust Company              Vice President
Vice President

Gregory, Robert Michael                     The Northern Trust Company              Vice President
Vice President

Griffin, Michelle D.                        The Northern Trust Company              Vice President
Vice President

Gruenes Sakach, Diane                       The Northern Trust Company              Senior Vice President
Senior Vice President

Hammer, Alice S.                            The Northern Trust Company              Vice President
Vice President

Hance, Geoffrey M.                          The Northern Trust Company              Vice President
Vice President

Hankins, Terry Anthony                      The Northern Trust Company              Vice President
Vice President

Harmon, Christine M.                        The Northern Trust Company              Vice President
Vice President

Hausken, Philip Dale                        The Northern Trust Company              Vice President
Senior Vice President

Hiemenz, Kent C.                            The Northern Trust Company              Senior Vice President
Senior Vice President

Hill, Susan                                 The Northern Trust Company              Vice President
Vice President

Hogan, James F.                             The Northern Trust Company              Vice President
Vice President

Hogan, John T.                              The Northern Trust Company              Vice President
Vice President

Hyatt, William E.                           The Northern Trust Company              Vice President
Vice President

Johnston, Barbara Marie                     The Northern Trust Company              Vice President
Vice President

Jones, Scott Craven                         The Northern Trust Company              Vice President
Vice President

Joseph, Robert E.                           The Northern Trust Company              Vice President
Vice President

Kane, James P.                              The Northern Trust Company              Vice President
Vice President

King III, Archibald E.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Kotsogiannis, Nikolas                       The Northern Trust Company              Vice President
Vice President

LaFleur, Robert A.                          The Northern Trust Company              Senior Vice President
Senior Vice President

Laird, Jeffrey L.                           The Northern Trust Company              Vice President
Vice President

Lamphier, Matthew E.                        The Northern Trust Company              Vice President
Vice President

LaTona, John J.                             The Northern Trust Company              Vice President
Vice President

Laughlin, Roberta J.           The Northern Trust Company         Vice President
Vice President

Lee, Susan E.                  The Northern Trust Company         Vice President
Vice President

Leo, John B.                   The Northern Trust Company         Senior Vice President
Senior Vice President

Lizalek, Janet M.              The Northern Trust Company         Former Vice President
Vice President

McCart, Mary Jane              The Northern Trust Company         Senior Vice President
Senior Vice President

McClintic, Corinne             The Northern Trust Company         Senior Vice President
Senior Vice President

McDonald, James D.             The Northern Trust Company         Senior Vice President
Senior Vice President

McGowan Gannon, Shannon        The Northern Trust Company         Vice President
Vice President

McGregor, Timothy T.           The Northern Trust Company         Vice President
Vice President

McNally, Jacqueline A.         The Northern Trust Company         Vice President
Vice President

Mehta, Ashish R.               The Northern Trust Company         Senior Vice President
Vice President

Mendel, Roger A.               The Northern Trust Company         Vice President
Vice President

Michaels, Peter M.             The Northern Trust Company         Vice President
Vice President

Misenheimer, John Eric         The Northern Trust Company         Vice President
Vice President

Mitchell, Robert G.            The Northern Trust Company         Vice President
Vice President

Muiznieks, Katrina M.           The Northern Trust Company        Former Vice President
Vice President

Murphy, Jolene                 The Northern Trust Company         Vice President

Vice President

Nellans, Charles J.         The Northern Trust Company              Vice President
Vice President


Nelligan, Barbara           The Northern Trust Company              Vice President
Vice President

O'Donnell, Kevin Joseph     The Northern Trust Company              Vice President
Vice President

O'Shaughnessy, Kevin J.     The Northern Trust Company              Former Vice President
Vice President

Owens, Rosalind Ora         The Northern Trust Company              Former Vice President
Vice President

Paredes, David              The Northern Trust Company              Vice President
Vice President

Pero, Perry R.              The Northern Trust Company              Executive Vice
Director                                                            Chairman/Chief Financial Officer

                            Northern Futures Corporation            Director
                            50 S. LaSalle Street
                            Chicago, IL 60675


                            Northern Investment Corporation         Former Chairman,
                            50 S. LaSalle Street                    President
                            Chicago, IL 60675                       and Director,
                                                                    Former Treasurer

                            Northern Trust Global Advisors,         Director
                            Inc.
                            29 Federal Street
                            Stamford, CT 06901

                            Northern Trust Securities, Inc.         Director
                            50 S. LaSalle Street
                            Chicago, IL 60675

                            Nortrust Realty Management, Inc.        Director
                            50 S. LaSalle Street
                            Chicago, IL 60675

Pollak, Donald R.                      The Northern Trust Company      Senior Vice President
Senior Vice President

Potter, Stephen N.                     The Northern Trust Company      Senior Vice President
Director and Senior Vice President

Pries, Katie D.                        The Northern Trust Company      Vice President
Vice President

Quinn, Patrick D.                      The Northern Trust Company      Vice President
Vice President

Rakowski, Andrew F.                    The Northern Trust Company      Vice President
Vice President

Ranaldi, Anna Maria                    The Northern Trust Company      Former Vice President
Vice President

Ringo, Wesley L.                       The Northern Trust Company      Vice President
Vice President

Robertson, Alan W.                     The Northern Trust Company      Senior Vice President
Director & Senior Vice President

Robertson, Colin A.                    The Northern Trust Company      Senior Vice President
Senior Vice President

Rochford, Alan W.                      The Northern Trust Company      Vice President
Director & Senior Vice President

Rose, Henry Peter                      The Northern Trust Company      Vice President
Vice President

Rossiter, Peter L.                     The Northern Trust Company      President - C&IS,
Director                                                               Former Executive Vice
                                                                       President & General
                                                                       Counsel

Runquist, Lori Rae                     The Northern Trust Company      Vice President
Vice President

Rutley, Todd Andrew                    The Northern Trust Company      Vice President
Vice President

Sanchez, Vanessa M.                    The Northern Trust Company      Vice President
Vice President

Schoenberger, Louis M.                 The Northern Trust Company      Former Vice President
Vice President

Schweitzer, Eric K.              The Northern Trust Company           Senior Vice President
Senior Vice President

Seward, Richard Raymond          The Northern Trust Company           Vice President
Vice President

Sexauer, Katherine Helene        The Northern Trust Company           Vice President
Vice President

Shank, Ken M.                    The Northern Trust Company           Vice President
Vice President

Shields, Amy Lou                 The Northern Trust Company           Vice President
Vice President

Short, Robert C.                 The Northern Trust Company           Vice President
Vice President

Skleney, Ronald J.               The Northern Trust Company           Vice President
Vice President

Skowron, Gail A.                 The Northern Trust Company           Vice President
Vice President

Smith, Paula G.                  The Northern Trust Company           Vice President
Vice President

Snyder, James M.                 The Northern Trust Company           Executive Vice President
Executive Vice President

Southworth, Theodore T.          The Northern Trust Company           Vice President
Vice President

Sparacino, David P.              The Northern Trust Company           Vice President
Vice President

Spears, Curtis L.                The Northern Trust Company           Vice President
Vice President

Speare, Ray L.                   The Northern Trust Company           Vice President
Vice President

Streed, Robert N.                The Northern Trust Company           Senior Vice President
Senior Vice President

Sullivan, Carol H.               The Northern Trust Company           Vice President
Vice President

Szymanek, Frank D.               The Northern Trust Company           Vice President
Vice President

Taylor, Brad L.                         The Northern Trust Company              Vice President
Vice President

Temple, Jeanette M.                     The Northern Trust Company              Vice President
Senior Vice President

Timbers, Stephen B.                     The Northern Trust Company              President - NTGI
Director, CEO & President
                                        Northern Trust Global Advisors, Inc.    Director
                                        29 Federal Street
                                        Stamford, CT 06901

                                        Northern Investment                     President and Director
                                        Management Company, Inc.
                                        50 S. LaSalle Street
                                        Chicago, IL 60675

                                        LTV Steel Co.                           Director
                                        200 Public Square
                                        Cleveland, OH 44114-2308

Toth, Terence J.                        The Northern Trust Company              Senior Vice President
Director

Turek, Kenneth Joseph                   The Northern Trust Company              Vice President
Senior Vice President

Van Liew, Kristina Marie                The Northern Trust Company              Vice President
Vice President

Vander Linde, Douglas Jay               The Northern Trust Company              Vice President
Vice President

Waddell, Frederick H.                   The Northern Trust Company              Executive Vice President
Director

Weilnhammer-Kalebich, K. M.             The Northern Trust Company              Vice President
Vice President

Wennlund, Lloyd A.                      The Northern Trust Company              Senior Vice President
Director and Senior Vice President

Wilkins, Anthony E.                     The Northern Trust Company              Vice President
Vice President

Winters, Marie C.                       The Northern Trust Company              Vice President
Vice President

Wirth, Mark J.                     The Northern Trust Company         Senior Vice President
Senior Vice President

Wright, Mary Kay                   The Northern Trust Company         Vice President
Vice President

Wuertz, David Joseph               The Northern Trust Company         Vice President
Vice President

Ziegler, Jamie Goodrich            The Northern Trust Company         Vice President
Senior Vice President

Zielinski, John J.                 The Northern Trust Company         Senior Vice President
Senior Vice President

                                            Name and Principal                      Connection
Name and Position                           Business Address                        with
with Investment Adviser (NTGIE)             of Other Company                        Other Company
-------------------------------             ----------------                        ---------------
Bowers, Wayne George
Vice President

Drabczynska, Jacqueline
Vice President

Dudley, Jr., Orie Leslie                    The Northern Trust Company              Executive Vice President
Director
                                            Northern Trust Investments              Director and Executive
                                                                                    Vice President

Hogarth, Gordon N.
Vice President

Jones, Diane
Vice President

Parry, Robert Andrew
Senior Vice President

Popat, Amit
Vice President

Potter, Stephen N.                          The Northern Trust Company              Senior Vice President
Director & Chief Executive Officer
                                            Northern Trust Investments              Director & Senior
                                                                                    Vice President

Ring, Nicholas
Director & Senior Vice President

Rochford, Kevin                             The Northern Trust Company              Senior Vice President
Director

Williams, Guy
Senior Vice President

Wright, Simon
Vice President

ITEM 27.  PRINCIPAL UNDERWRITERS
--------------------------------

     (a) Northern Funds Distributors, LLC (the "Distributor"), acts as distributor for Northern Institutional Funds pursuant to a distribution agreement dated December 31, 2000. The Distributor also acts as underwriter for Northern Funds.

     (b) The information required by this Item 27(b) with respect to each director, officer, or partner of Northern Funds Distributors, LLC is incorporated by reference to Schedule A of Form BD filed by Northern Funds Distributors, LLC with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-51242).

     (c)  Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
------------------------------------------

The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110. Records for Northern Funds Distributors, LLC, the distributor, are located at 3200 Horizon Drive, King of Prussia, PA 19406. All other accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 and NTI, 50 S. LaSalle Street, Chicago Illinois 60690.

ITEM 29.  MANAGEMENT SERVICES
-----------------------------

Not Applicable.


ITEM 30.  UNDERTAKINGS
----------------------

Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 49 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago and State of Illinois on the 29th day of January, 2002.

                                               NORTHERN INSTITUTIONAL FUNDS


                                               By: /s/ Lloyd A. Wennlund
                                                   -----------------------
                                                   Lloyd A. Wennlund
                                                   President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 49 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Name                                         Title                                   Date
         ----                                         -----                                   ----
/s/ Lloyd A. Wennlund                                 President                          January 29, 2002
--------------------------------------
Lloyd A. Wennlund

/s/ Brian R. Curran                                   Vice President                     January 29, 2002
--------------------------------------                and Treasurer
Brian R. Curran

/s/ Richard G. Cline                                  Trustee                            January 29, 2002
--------------------------------------
Richard G. Cline

/s/ Edward J. Condon, Jr                              Trustee                            January 29, 2002
--------------------------------------
Edward J. Condon, Jr.

/s/ William J. Dolan, Jr.                             Trustee                            January 29, 2002
--------------------------------------
William J. Dolan, Jr.

/s/ Raymond E. George, Jr.                            Trustee                            January 29, 2002
--------------------------------------
Raymond E. George, Jr.

/s/ Sharon Gist Gilliam                               Trustee                            January 29, 2002
--------------------------------------
Sharon Gist Gilliam

/s/ Sandra Polk Guthman                               Trustee                            January 29, 2002
--------------------------------------
Sandra Polk Guthman

/s/ Michael E. Murphy                                 Trustee                            January 29, 2002
--------------------------------------
Michael E. Murphy

/s/ Mary Jacobs Skinner                               Trustee                            January 29, 2002
--------------------------------------

Mary Jacobs Skinner

/s/ Richard P. Strubel                                Trustee                            January 29, 2002
--------------------------------------
Richard P. Strubel

/s/ Stephen B. Timbers                                Trustee                            January 29, 2002
--------------------------------------
Stephen B. Timbers

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 49 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago and State of Illinois on the 29th day of January, 2002.

                                                NORTHERN INSTITUTIONAL FUNDS


                                                By: /s/ Lloyd A. Wennlund
                                                    ----------------------
                                                    Lloyd A. Wennlund
                                                    President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 49 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Name                                          Title                                  Date
        ----                                          -----                                  ----
/s/ Lloyd A. Wennlund                                 President                          January 29, 2002
--------------------------------------
Lloyd A. Wennlund

/s/ Brian R. Curran                                   Vice President                     January 29, 2002
--------------------------------------                and Treasurer
Brian R. Curran

/s/ Richard G. Cline                                  Trustee                            January 29, 2002
--------------------------------------
Richard G. Cline

/s/ Edward J. Condon, Jr                              Trustee                            January 29, 2002
--------------------------------------
Edward J. Condon, Jr.

/s/ William J. Dolan, Jr.                             Trustee                            January 29, 2002
--------------------------------------
William J. Dolan, Jr.

/s/ Raymond E. George, Jr.                            Trustee                            January 29, 2002
--------------------------------------
Raymond E. George, Jr.

/s/ Sharon Gist Gilliam                               Trustee                            January 29, 2002
--------------------------------------
Sharon Gist Gilliam

/s/ Sandra Polk Guthman                               Trustee                            January 29, 2002
--------------------------------------
Sandra Polk Guthman

/s/ Michael E. Murphy                                 Trustee                            January 29, 2002
--------------------------------------
Michael E. Murphy

/s/ Mary Jacobs Skinner                               Trustee                            January 29, 2002
--------------------------------------
Mary Jacobs Skinner

/s/ Richard P. Strubel                                Trustee                            January 29, 2002
--------------------------------------
Richard P. Strubel

/s/ Stephen B. Timbers                                Trustee                            January 29, 2002
--------------------------------------
Stephen B. Timbers

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

(d)(8) Addendum No. 7 dated October 5, 1999 to the Investment Advisory Agreement between the Registrant and The Northern Trust Company

(d)(12) Assumption Agreement dated May 2, 2001 between Registrant, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited.

(g)(11) Addendum No. 10 to the Custodian Agreement between the Registrant and The Northern Trust Company.

(g)(12) Addendum No. 11 to the Custodian Agreement between the Registrant and The Northern Trust Company

(g)(17) Addendum No. 4 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company

(h)(11) Addendum No. 10 to Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company

(o)(2)              Amended Code of Ethics for the Adviser.